1933 Act Reg. No. 33-30394                            1940 Act File No. 811-5857

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [X]

     Pre-Effective Amendment No.____                                         [ ]

     Post-Effective Amendment No. 32                                         [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [X]

     Amendment No. 31                                                        [X]

     (Check appropriate box or boxes.)

                      COLUMBIA FUNDS INSTITUTIONAL TRUST(1)
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: 1-800-225-2365

                            R. Scott Henderson, Esq.
                         Columbia Management Group, LLC
                              One Financial Center
                           Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)

                                    Copy to:
                               John M. Loder, Esq.
                                Ropes & Gray LLP
                             One International Place
                        Boston, Massachusetts 02110-2624

                             Cameron S. Avery, Esq.
                             Bell, Boyd & Lloyd LLC
                           Three First National Plaza
                       70 West Madison Street, Suite 3300
                             Chicago, IL 60602-4207

(1) Effective as of March 25, 2006, or such earlier or later date as Columbia Funds Institutional Trust, a Massachusetts business trust (the "Trust"), and CMG Fund Trust, an Oregon business trust, may agree (the "Effective Time"), the CMG Core Bond Fund, CMG Core Plus Bond Fund, CMG Enhanced S&P 500 Fund, CMG Government Bond Fund, CMG High Yield Fund, CMG Intermediate Bond Fund, CMG International Bond Fund, CMG International Stock Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG Short Term Bond Fund, CMG Small Cap Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Small/Mid Cap Fund, CMG Strategic Equity Fund, CMG Ultra Short Term Bond Fund, series of the Trust, will succeed to all of the assets, rights, obligations and liabilities of the CMG Core Bond Fund, CMG Core Plus Bond Fund, CMG Enhanced S&P 500 Fund, CMG Government Bond Fund, CMG High Yield Fund, CMG Intermediate Bond Fund, CMG International Bond Fund, CMG International Stock Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG Short Term Bond Fund, CMG Small Cap Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Small/Mid Cap Fund, CMG Strategic Equity Fund, CMG Ultra Short Term Bond Fund, respectively, series of CMG

     Fund Trust. The Trust hereby expressly adopts the Registration Statement on Form N-1A of CMG Fund Trust, as amended hereby, as its own, effective as of the Effective Time, for all purposes of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective:

     [ ]  immediately upon filing pursuant to paragraph (b)

     [ ]  on _______________ pursuant to paragraph (b)

     [X]  60 days after filing pursuant to paragraph (a)(1)

     [ ]  on _______________ pursuant to paragraph (a)(1)

     [ ]  75 days after filing pursuant to paragraph (a)(2)

     [ ]  on _______________ pursuant to paragraph (a)(2) of Rule 485

If appropriate:

     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                       COLUMBIA FUNDS INSTITUTIONAL TRUST
                                  (THE "TRUST")

     SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 1, 2005 (THE "PROSPECTUS")

                             CMG CORE PLUS BOND FUND
                               CMG CORE BOND FUND
                           CMG INTERMEDIATE BOND FUND
                            CMG SHORT TERM BOND FUND
                         CMG ULTRA SHORT TERM BOND FUND
                            CMG GOVERNMENT BOND FUND
                  CMG MORTGAGE AND ASSET-BACKED SECURITIES FUND
                               CMG HIGH YIELD FUND
                           CMG INTERNATIONAL BOND FUND

                   (Each a Fund, and, collectively, the Funds)

     The Prospectus is hereby supplemented with the following information:

     1. The name of the trust on the front cover of the prospectus and on the back page of the prospectus in the section titled "For More Information," is revised to read "Columbia Funds Institutional Trust."

     2. The date on the front cover of the Prospectus is revised to read "March 27, 2006."

     3. The "Calendar Year Total Returns" and "Average Annual Total Returns" tables for the Funds in the section entitled "Performance History" are updated and restated in their entirety as follows:

CALENDAR YEAR TOTAL RETURNS

CMG CORE BOND FUND

2001   2002   2003   2004   2005
----   ----   ----   ----   ----
8.77%  7.31%  3.75%  4.52%  [__]%

                          For the periods shown above:
                         Best quarter: [3Q '01, +4.85%]
                         Worst quarter: [2Q '04, -2.43%]

AVERAGE ANNUAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2005

                                                                         SINCE
                                                                       INCEPTION
                                                              1 YEAR    (9/1/00)
                                                              ------   ---------
CMG Core Bond Fund
Return Before Taxes                                            4.52%     6.84%

Return After Taxes on Distributions                            2.99%     4.69%
Return After Taxes on Distributions and Sale of Fund Shares    2.92%     4.54%
Lehman Brothers Aggregate Bond Index (1)                       4.34%     7.39%

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade U.S. Treasury and agency securities, corporate bonds and mortgage-backed bonds. The index reflects reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, and other expenses of investing. Performance information is from September 1, 2000.

CMG SHORT TERM BOND FUND

1999   2000   2001   2002   2003   2004   2005
----   ----   ----   ----   ----   ----   ----
2.60%  9.57%  8.50%  4.91%  2.71%  2.31%  [__]%

                          For the periods shown above:
                         Best quarter: [3Q '01, +3.84%]
                         Worst quarter: [2Q '04, -0.78%]

AVERAGE ANNUAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2005

                                                                                   SINCE
                                                                                 INCEPTION
                                                              1 YEAR   5 YEARS    (2/2/98)
                                                              ------   -------   ---------
CMG Short Term Bond Fund
Return Before Taxes                                            2.31%    5.56%      5.28%
Return After Taxes on Distributions                            1.11%    3.61%      3.19%
Return After Taxes on Distributions and Sale of Fund Shares    1.49%    3.55%      3.20%
Merrill Lynch 1-3 Year Treasury Index (1)                      0.91%    4.93%      4.87%

The Fund's inception date is February 2, 1998, and index performance is from February 2, 1998.

(1) The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that measures the return of Treasury bills with maturities of 1-3 years. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or the expenses of investing.

CMG ULTRA SHORT TERM BOND FUND

2004   2005
----   ----
[__]%  [__]%

                          For the periods shown above:
                           Best quarter: [___________]
                           Worst quarter: [__________]

AVERAGE ANNUAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2005

CMG HIGH YIELD FUND

 1995   1996    1997   1998   1999   2000   2001   2002    2003   2004   2005
-----   ----   -----   ----   ----   ----   ----   ----   -----   ----   ----
19.86%  9.70%  12.12%  7.33%  2.42%  5.36%  7.30%  2.80%  12.93%  8.05%  [__]%

                          For the periods shown above:
                         Best quarter: [4Q '01, +5.83%]
                         Worst quarter: [2Q '02, -2.05%]

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/05

                                                               1 YEAR   5 YEARS   10 YEARS
                                                              -------   -------   --------
CMG High Yield Fund
Return Before Taxes                                            [8.05]%   [7.24]%  [8.68]%
Return After Taxes on Distributions                            [5.48]%   [4.10]%  [5.13]%
Return After Taxes on Distributions and Sale of Fund Shares    [5.16]%   [4.21]%  [5.19]%
JPMorgan Chase Developed BB High Yield Index (2)               [8.91]%   [9.59]%  [9.82]%*
Merrill Lynch Intermediate BB Index (1)                        [8.33]%   [6.73]%  [8.02]%
Merrill Lynch U.S. High Yield, Cash Pay Index (3)             [10.76]%   [7.32]%  [8.46]%

*    Performance information is from January 31, 1995.

(1) The Merrill Lynch Intermediate BB Index is a market weighted index, consisting of BB cash pay bonds, which are U.S. dollar denominated bonds issued in the U.S. domestic market with maturities between 1-10 years. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or the expenses of investing.

(2) The JPMorgan Chase Developed BB High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or the expenses of investing.

(3) The Merrill Lynch U.S. High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or the expenses of investing.

CMG CORE PLUS BOND FUND*
CMG CORE BOND FUND
CMG INTERMEDIATE BOND FUND*
CMG SHORT TERM BOND FUND
CMG ULTRA SHORT TERM BOND FUND
CMG GOVERNMENT BOND FUND*
CMG MORTGAGE AND ASSET-BACKED SECURITIES FUND*
CMG HIGH YIELD FUND
CMG INTERNATIONAL BOND FUND*

Prospectus, December 1, 2005

Advised by Columbia Management Advisors, LLC

CMG Core Plus Bond Fund,
CMG Core Bond Fund,
CMG Intermediate Bond Fund,
CMG Short Term Bond Fund,
CMG Ultra Short Term Bond Fund,
CMG Government Bond Fund,
CMG Mortgage and Asset-Backed Securities Fund,
CMG High Yield Fund and CMG International Bond Fund (each a "Fund," together the "Funds") are portfolios of CMG Fund Trust (the "Trust").

*    Shares of these Funds are not currently being offered for sale.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured                           Columbia Management(R) May Lose Value
No Bank Guarantee

Table of Contents

INFORMATION ABOUT THE FUNDS................................................    1
CMG CORE PLUS BOND FUND....................................................    1
   Investment Goal.........................................................    1
   Principal Investment Strategies.........................................    1
   Risk Factors............................................................    2
   Performance History.....................................................    3
   Your Expenses...........................................................    4
   Financial Highlights....................................................    4
CMG CORE BOND FUND.........................................................    5
   Investment Goal.........................................................    5
   Principal Investment Strategies.........................................    5
   Risk Factors............................................................    5
   Performance History.....................................................    7
   Your Expenses...........................................................    8
   Financial Highlights....................................................   10
CMG INTERMEDIATE BOND FUND.................................................   12
   Investment Goal.........................................................   12
   Principal Investment Strategies.........................................   12
   Risk Factors............................................................   12
   Performance History.....................................................   14
   Your Expenses...........................................................   14
   Financial Highlights....................................................   15
CMG SHORT TERM BOND FUND...................................................   16
   Investment Goal.........................................................   16
   Principal Investment Strategies.........................................   16
   Risk Factors............................................................   16
   Performance History.....................................................   19
   Your Expenses...........................................................   20
   Financial Highlights....................................................   21
CMG ULTRA SHORT TERM BOND FUND.............................................   23
   Investment Goal.........................................................   23
   Principal Investment Strategies.........................................   23
   Risk Factors............................................................   23
   Performance History.....................................................   25
   Your Expenses...........................................................   25
   Financial Highlights....................................................   27
CMG GOVERNMENT BOND FUND...................................................   28
   Investment Goal.........................................................   28
   Principal Investment Strategies.........................................   28
   Risk Factors............................................................   28
   Performance History.....................................................   30
   Your Expenses...........................................................   30
   Financial Highlights....................................................   31

CMG MORTGAGE and ASSET-BACKED SECURITIES FUND..............................   32
   Investment Goal.........................................................   32
   Principal Investment Strategies.........................................   32
   Risk Factors............................................................   33
   Your Expenses...........................................................   35
   Financial Highlights....................................................   36
   Composite Performance...................................................   36
CMG HIGH YIELD FUND........................................................   37
   Investment Goal.........................................................   37
   Principal Investment Strategies.........................................   37
   Risk Factors............................................................   38
   Performance History.....................................................   39
   Your Expenses...........................................................   41
   Financial Highlights....................................................   43
CMG INTERNATIONAL BOND FUND................................................   45
   Investment Goal.........................................................   45
   Principal Investment Strategies.........................................   45
   Risk Factors............................................................   46
   Performance History.....................................................   48
   Your Expenses...........................................................   49
   Financial Highlights....................................................   50
MANAGEMENT.................................................................   51
   Investment Advisor......................................................   51
   Management Fees and Portfolio Managers..................................   51
   Legal Proceedings.......................................................   54
INFORMATION ABOUT YOUR INVESTMENT..........................................   56
YOUR ACCOUNT...............................................................   56
   Buying Shares...........................................................   56
   Selling Shares..........................................................   56
   Fund Policy on Trading of Fund Shares...................................   57
   Intermediary Compensation...............................................   58
   Pricing of Shares.......................................................   58
DISTRIBUTIONS AND TAXES....................................................   59
   Income and Capital Gain Distributions...................................   59
   Tax Effect of Distributions and Transactions............................   59
MORE ABOUT THE FUNDS.......................................................   60
INVESTMENT STRATEGY........................................................   60
   Portfolio Securities....................................................   60
   Portfolio Turnover......................................................   61
   Temporary Investments...................................................   61
APPENDIX A--Hypothetical Investment and Expense Information................   62
APPENDIX B--Bond Ratings...................................................   67
FOR MORE INFORMATION.......................................................   69

Information About The Funds

The following is important information about the Funds offered by this Prospectus. For your convenience, concise descriptions of each Fund appear below. The descriptions provide the following information about each Fund:

-    INVESTMENT GOAL

-    PRINCIPAL INVESTMENT STRATEGIES

-    RISK FACTORS

-    PERFORMANCE HISTORY

-    YOUR EXPENSES

-    FINANCIAL HIGHLIGHTS

As used in this Prospectus, the term "fixed income securities" includes:

- securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities");

- corporate debt securities of U.S. and non-U.S. issuers, including convertible securities and corporate commercial paper;

-    mortgage-backed and other asset-backed securities;

-    inflation-indexed bonds issued both by governments and corporations;

- structured notes, including hybrid or "indexed" securities, event-linked bonds and loan participations;

-    delayed funding loans and revolving credit facilities;

-    bank certificates of deposit, fixed time deposits and bankers' acceptances;

-    repurchase agreements and reverse repurchase agreements;

- debt securities issued by states or local governments and their agencies, authorities and other instrumentalities; and

- obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities.

CMG Core Plus Bond Fund

Investment Goal

The Fund seeks a high level of current income consistent with capital preservation.

Principal Investment Strategies

The Fund intends to invest its assets in the shares of the other Funds described in this Prospectus (such Funds, the "Underlying Funds"). Except for cash management purposes, the Fund invests its assets in shares of the Underlying Funds and does not invest directly in securities of other issuers. The Fund's investment advisor determines how the Fund allocates its assets among the Underlying Funds.

You should review the summaries of each of the Underlying Funds in this Prospectus for information on their investments, investment techniques and risks associated with these investments and investment techniques.

As a core plus bond fund, the Fund may invest in any of the Underlying Funds, including the High Yield Fund and the International Bond Fund, and may invest in all Underlying Funds at the same time; provided, however, at no time will the combined investment in the High Yield Fund and the International Bond Fund exceed 30% of the Fund's assets. In determining the allocation of the Fund's assets among the Underlying Funds, the investment advisor uses a top-down approach to determine sector emphasis between different types of securities (for example, corporate bonds, U.S. Government obligations, mortgage obligations, high yield and international bond obligations). Using this approach, the investment advisor shifts emphasis between the Underlying Funds based upon its evaluation of the desired level of credit quality, maturity, duration of the Portfolio and types of debt securities given the current economic and market environment. In this way, the investment advisor strives to anticipate and act upon market change, understand its effect on risk and reward of the Underlying Funds' securities with the goal of generating consistent, competitive results over the long term for the Fund.

The Fund is a "fund of funds," meaning the Fund pursues its investment objectives by investing its assets in other mutual funds. Normally, the cost of investing in such a fund would be higher than the cost of investing in a mutual fund that invests directly in individual securities because holders of such fund's securities, in addition to paying the fund's fees and expenses, indirectly pay the fees and expenses charged by the underlying funds. Holders of the Fund's shares, however, will not be charged a separate management fee for investing in the Fund. Instead, holders of the Fund's shares will indirectly bear the management fee charged by the Underlying Funds only. Use of a fund of funds structure could affect the timing, amount and character of distributions to shareholders and may increase the amount of taxes payable by shareholders.

The investment advisor has broad discretion to allocate the Fund's assets among the Underlying Funds provided the allocations are consistent with the Fund's investment objectives. The Fund may also invest in additional portfolios of CMG Fund Trust created in the future at the discretion of the Fund's investment advisor and without notice to or approval from shareholders. Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

- Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

- Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

- Credit risk refers to the possibility that the issuer of a bond may fail to make timely payments of interest or principal. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for high-rated bonds. In addition, the ratings of securities provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. The lower-rated bonds held by the Funds in which the Fund may invest, commonly referred to as "junk bonds," are subject to greater credit risk, and are generally less liquid, than higher-rated, lower yielding bonds. These bonds may be issued to fund corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications, or similar events, and they are often issued by smaller, less creditworthy companies or companies with substantial debt. The prices of such bonds are generally more sensitive than higher-rated bonds to the financial condition of the issuer and adverse changes in the economy. See Appendix B for a complete discussion of bond ratings.

- Prepayment risk is the possibility that the value of mortgage securities and collateralized mortgage obligations held by an Underlying Fund may be adversely affected by changes in the prepayment rates on the underlying mortgages.

- Foreign investment risk refers to the greater risks of investing in the securities of foreign issuers as opposed to U.S. issuers.

- Currency or exchange rate risk is the possibility of a decline in the value of a foreign currency versus the U.S. dollar. Such a decline will reduce the dollar value of any securities of an Underlying Fund denominated in that currency.

- As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

- Emerging market risk refers to the increased risk from investing in the securities of issuers based in less developed and developing countries.

- Allocation risk is the risk associated with investing the Fund's assets among some of or all of the Underlying Funds.

- Inflation risk refers to the risk that the returns on the fixed income instruments held by the Underlying Funds, and therefore the Fund's returns, may not keep pace with inflation. Inflation represents the rising costs of goods and services over time.

- Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

- Fund of funds risk refers to the risk associated with investing in a fund that invests its assets in other Funds instead of individual securities.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see "MORE ABOUT THE FUNDS" for additional information about these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

Because the Fund has not commenced operations, investment information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this Prospectus.

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales load, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Because the Fund has not commenced operations, the annual fund operating expenses are based on estimates for the current year.

FEE TABLE

Shareholder transaction fees (fees paid directly        None
from your investment) Annual Fund Operating Expenses
(expenses that are paid out of Fund assets)
   Management Fees                                      None
   Distribution and/or Service (12b-1) Fees             None
   Other Expenses /(1)/                                 0.03%
   Underlying Fund Expenses /(2)/                       0.30%
                                                       ------
   Total Annual Fund Operating Expenses                 0.33%
   Expense Reimbursement /(3)/                         (0.03%)
                                                       ------
   Net Expenses                                         0.30%

(1) "Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

(2) "Underlying Fund Expenses" will vary with changes in the allocation of the Fund's assets among the Underlying Funds. Underlying Fund Expenses are estimated based on the largest permissible investment in the International Bond Fund and High Yield Fund. For a summary of the estimated expenses associated with each Underlying Fund, please see the fee table under the heading "Your Expenses" for each Underlying Fund in this Prospectus.

(3) The Fund's investment advisor has contractually agreed to reimburse all "Other Expenses." The advisor has agreed to keep such arrangement in place until March 1, 2009.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year   3 years
------   -------
  $31      $97

See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

Because the Fund has not commenced operations, financial highlights have not been included in this Prospectus.

CMG Core Bond Fund

Investment Goal

The Fund seeks to provide investors a high level of current income consistent with capital preservation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its total assets (plus any borrowings for investment purposes) in a diversified portfolio of domestic investment-grade fixed income securities. A fixed income security is considered investment grade if it is rated either AAA, AA, A or BBB by Standard & Poor's ("S&P") or Aaa, Aa, A or Baa by Moody's Investors Services, Inc. ("Moody's"), or, if unrated, judged by the Advisor to be of comparable quality to the categories listed above. The Fund's investment advisor will limit the Fund's dollar weighted average maturity to between 3 and 8 years and duration to
1.5 years plus or minus the duration of its benchmark index, the Lehman Brothers Aggregate Bond Index.

     A DESCRIPTION OF FIXED INCOME SECURITIES RATINGS IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 69). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

- Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

- Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

- Credit risk refers to the possibility that the issuer of a bond may fail to make timely payments of interest or principal. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for high-rated bonds. In addition, the ratings of securities provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix B for a complete discussion of bond ratings.

Certain of the U.S. Government securities in which the Fund invests, such as mortgage-backed securities that are issued by government sponsored enterprises, and securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are neither insured nor guaranteed by the U.S. Government. Such securities may be supported by the ability to borrow from the U.S. Treasury or only the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

- Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

- Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

- Call risk is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

- Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.

- Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility.

The use of derivatives may also increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see "MORE ABOUT THE FUND" for additional information about these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

The following bar chart and table illustrate the Fund's total annual returns as well as its long-term performance. The bar chart provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied from year to year. The table compares the Fund's performance over time (before and after taxes) to that of the Lehman Aggregate Bond Index (the "Index"). The Index is an unmanaged index of investment-grade U.S. Treasury and agency securities, corporate bonds and mortgage-backed bonds. All figures assume reinvestment of dividends and distributions. Performance results include the effects of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. The Fund's historical performance (before and after taxes) does not indicate how the Fund will perform in the future.

Core Bond Fund

Year-By-Year Total Return As Of 12/31 Each Year*

                                     [CHART]

2001   2002   2003   2004
----   ----   ----   ----
8.77%  7.31%  3.75%  4.52%

*    The Fund's year-to-date total return as of September 30, 2005 was +2.02%

Best Quarter: 3Q '01 +4.85%
Worst Quarter: 2Q '04 -2.43%

Average Annual Total Returns As Of 12/31/04

                                                                            Since
                                                                          Inception
                                                                 1 Year    (9/1/00)
                                                                 ------   ---------
CMG Core Bond Fund
   Return Before Taxes                                            4.52%     6.84%
   Return After Taxes on Distributions                            2.99%     4.69%
   Return After Taxes on Distributions and Sale of Fund Shares    2.92%     4.54%

Lehman Brothers Aggregate Bond Index /(1)/                        4.34%     7.39%

(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade U.S. Treasury and agency securities, corporate bonds and mortgage-backed bonds. The index reflects reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, and other expenses of investing. Performance information is from September 1, 2000.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales load, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return of the Fund.

FEE TABLE

Shareholder transaction fees (fees paid directly from
   your investment)                                      None
Annual Fund Operating Expenses
   (expenses that are paid out of Fund assets)
   Management Fees /(1)/                                 0.25%
   Distribution and/or Service (12b-1) Fees              None
   Other Expenses /(2)/                                  0.06%
                                                        -----
   Total Annual Fund Operating Expenses                  0.31%
   Expense Reimbursement /(3)/                          (0.06%)
                                                        -----
   Net Expenses                                          0.25%

(1) The Management Fee is a unified fee that includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses.

(2) "Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

(3) The Fund's investment advisor has contractually agreed to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses do not exceed 0.25%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year   3 years   5 years   10 years
------   -------   -------   --------
  $26      $80       $155      $375

See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free copy of the annual report containing those financial statements by calling 1-800-547-1037.

Core Bond Fund


                                            Year Ended               Period                                         Period
                                              July 31,                Ended        Year Ended October 31,           Ended
                                       ---------------------        July 31,      ------------------------       October 31,
                                         2005          2004        2003 /(a)/       2002             2001         2000 /(b)/
                                       -------       -------       ----------     -------          -------       -----------
Net asset value, beginning of
   period                              $ 10.36       $ 10.38       $ 10.52        $ 10.83          $ 10.02       $ 10.00
Income from investment
   operations:
   Net investment income                  0.42/(c)/     0.37/(c)/     0.31/(c)/      0.56/(c)(d)/     0.65          0.11
   Net realized and unrealized gain
      (loss) on investments and
      futures contracts                   0.09          0.11         (0.12)         (0.15)/(d)/       0.81          0.02
      Total from investment
         operations                       0.51          0.48          0.19           0.41             1.46          0.13
Less distributions declared to
   shareholders:
   From net investment income            (0.45)        (0.41)        (0.33)         (0.58)           (0.65)        (0.11)
   From net realized gains                  --         (0.09)           --          (0.14)              --/(e)/       --
      Total distributions                (0.45)        (0.50)        (0.33)         (0.72)           (0.65)        (0.11)
Net asset value, end of period         $ 10.42       $ 10.36       $ 10.38        $ 10.52          $ 10.83       $ 10.02
Total return /(f)(g)/                     4.98%         4.67%         1.76%/(h)/     3.97%           15.01%         1.31%/(h)/
Ratios/Supplemental data:
   Net assets, end of period (000's)   $79,102       $32,810       $30,512        $27,412          $28,774       $10,866
   Ratio of net expenses to
      average net assets /(i)/            0.25%         0.35%         0.40%/(j)/     0.40%            0.40%         0.40%/(j)/
   Ratio of net investment income
      to average net assets /(i)/         4.01%         3.54%         3.95%/(j)/     5.34%/(d)/       6.14%         6.57%/(j)/
   Waiver/reimbursement                   0.06%         0.25%         0.29%/(j)/     0.16%            0.25%         1.06%/(j)/
   Portfolio turnover rate                 130%          231%          181%/(h)/      147%             140%          103%/(h)/

(a)  The Fund changed its fiscal year end from October 31 to July 31. 10

(b) The Fund commenced investment operations on September 1, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.02, decrease net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 5.53% to 5.34%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g) Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(j)  Annualized.

CMG Intermediate Bond Fund

Investment Goal

The Fund seeks a high level of current income consistent with capital preservation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of domestic investment-grade fixed income securities. A fixed income security is considered investment-grade if it is rated either AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's or judged by the advisor to be of comparable quality, if unrated, to the categories listed above. The investment advisor will limit the Fund's dollar weighted average maturity to between 3 and 8 years and duration to 1.5 years plus or minus the duration of its benchmark index, the Lehman Brothers Intermediate Government/Credit Index. Maturity reflects the time until a fixed income security becomes payable. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 69). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

- Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

- Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise.

Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

- Credit risk refers to the possibility that the issuer of a bond may fail to make timely payments of interest or principal. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for high-rated bonds. In addition, the ratings of securities provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix B for a complete discussion of bond ratings.

     Certain of the U.S. Government securities in which the Fund invests, such as mortgage-backed securities that are issued by government sponsored enterprises, and securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are neither insured nor guaranteed by the U.S. Government. Such securities may be supported by the ability to borrow from the U.S. Treasury or only the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

- Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

- Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

- Call risk is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

- Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.

- Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see "MORE ABOUT THE FUNDS" for additional information about these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

Because the Fund is new and has not commenced operations, investment information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this Prospectus.

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales load, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Because the Fund has not commenced operations, the annual fund operating expenses are based on estimates for the current year.

FEE TABLE

Shareholder transaction fees (fees paid directly
   from your investment)                            None
Annual Fund Operating Expenses
   (expenses that are paid out of Fund assets)
   Management Fees /(1)/                            0.25%
   Distribution and/or Service (12b-1) Fees         None
   Other Expenses /(2)/                             0.06%
                                                   -----
   Total Annual Fund Operating Expenses             0.31%
   Expense Reimbursement /(3)/                     (0.06%)
                                                   -----
   Net Expenses                                     0.25%

(1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses.

(2) "Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

(3) The Fund's investment advisor has contractually agreed to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses do not exceed 0.25%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year   3 years
------   -------
  $26      $80

See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

Because the Fund has not commenced operations, financial highlights have not been included in this Prospectus.

CMG Short Term Bond Fund

Investment Goal

The Fund seeks to provide investors a high level of current income consistent with a high degree of stability of principal.

Principal Investment Strategies

The Fund intends to invest in a broad range of high quality, short-term fixed income securities. The Fund's average portfolio duration will not exceed three years and the dollar weighted average maturity will not exceed three years. Under normal conditions, the Fund will invest at least 80% of its total assets (plus any borrowings for investment purposes) in:

-    Obligations of the U.S. Government, its agencies or instrumentalities

- Corporate debt securities rated either AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's

- Unrated fixed income securities judged to be of comparable quality to the securities listed above

To achieve its investment objective of a high level of current income consistent with a high degree of stability of principal, at least 50% of the Fund's assets will be invested in:

-    Obligations of the U.S. Government, its agencies or instrumentalities

- Corporate debt securities rated in the two highest ratings categories by S&P (AAA or AA) or Moody's (Aaa or Aa)

          A DESCRIPTION OF FIXED INCOME SECURITIES RATINGS IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 69). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

- Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

- Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

- Credit risk refers to the possibility that the issuer of a bond may fail to make timely payments of interest or principal. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for high-rated bonds. In addition, the ratings of securities provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix B for a complete discussion of bond ratings.

     Certain of the U.S. Government securities in which the Fund invests, such as mortgage-backed securities that are issued by government sponsored enterprises, and securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are neither insured nor guaranteed by the U.S. Government. Such securities may be supported by the ability to borrow from the U.S. Treasury or only the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

- Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

- Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

- Call risk is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

- Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.

- Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. See "MORE ABOUT THE FUND" for additional information about these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

The following bar chart and table illustrate the Fund's annual returns as well as its long-term performance. The bar chart provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied from year to year. The table compares the Fund's performance over time (before and after taxes) to that of the Merrill Lynch 1-3 Year Treasury Index. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that measures the return of Treasury notes with maturities of 1-3 years. The index does not reflect any deduction for fees or expenses. Both the bar chart and the table assume the reinvestment of dividends and distributions. Performance results include the effects of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. The Fund's historical performance (before and after taxes) does not indicate how the Fund will perform in the future.

Short Term Bond Fund

Year-By-Year Total Return As Of 12/31 Each Year*

                                     [CHART]

1999   2000   2001   2002   2003   2004
----   ----   ----   ----   ----   ----
2.60%  9.57%  8.50%  4.91%  2.71%  2.31%

*    The Fund's year-to-date total return as of September 30, 2005 was +1.62%

Best Quarter: 3Q '01 +3.84%
Worst Quarter: 2Q '04 -0.78%

Average Annual Total Returns As Of 12/31/04

                                                                   Since
                                                                 Inception
                                              1 Year   5 Years    (2/2/98)
                                              ------   -------   ---------
CMG Short Term Bond Fund
   Return Before Taxes                         2.31%    5.56%      5.28%
   Return After Taxes on Distributions         1.11%    3.61%      3.19%
   Return After Taxes on Distributions
      and Sale of Fund Shares                  1.49%    3.55%      3.20%

Merrill Lynch 1-3 Year Treasury Index /(1)/    0.91%    4.93%      4.87%

     The Fund's inception date is February 2, 1998, and index performance is from February 2, 1998.

(1) The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index that measures the return of Treasury bills with maturities of 1-3 years. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or the expenses of investing.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales load, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return of the Fund.

FEE TABLE

Shareholder transaction fees (fees paid directly
   from your investment)                            None
Annual Fund Operating Expenses
   (expenses that are paid out of Fund assets)
   Management Fees /(1)/                            0.25%
   Distribution and/or Service (12b-1) Fees         None
   Other Expenses /(2)/                             0.04%
                                                   -----
   Total Annual Fund Operating Expenses             0.29%
   Expense Reimbursement /(3)/                     (0.04%)
                                                   -----
   Net Expenses                                     0.25%

(1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses.

(2) "Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

(3) The Fund's investment advisor has contractually agreed to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses do not exceed 0.25%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. These examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year   3 years   5 years   10 years
------   -------   -------   --------
  $26      $80       $150      $356

See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free copy of the annual report containing those financial statements by calling 1-800-547-1037.

Short Term Bond Fund

                                           Year Ended                Period
                                            July 31,                  Ended                   Year Ended October 31,
                                    -----------------------         July 31,           ------------------------------------
                                      2005           2004          2003 /(a)/            2002               2001      2000
                                    -------        --------        ----------          --------           -------   -------
Net asset value, beginning of
   period                           $ 11.95        $  12.01         $  12.15           $  12.41           $ 11.73   $ 11.72
Income from investment
   operations:
   Net investment income               0.40 /(b)/      0.35 /(b)/       0.34 /(b)/         0.59 /(b)(c)/     0.76      0.77
   Net realized and unrealized
      gain (loss) on investments      (0.11)          (0.03)           (0.11)             (0.22) /(c)/       0.68      0.01
      Total from investment
         operations                    0.29            0.32             0.23               0.37              1.44      0.78
Less distributions declared to
   shareholders:
   From net investment income         (0.45)          (0.38)           (0.37)             (0.63)            (0.76)    (0.77)
   From net realized gains               --              --               --                 --                --        --
      Total distributions             (0.45)          (0.38)           (0.37)             (0.63)            (0.76)    (0.77)
Net asset value, end of period      $ 11.79        $  11.95         $  12.01           $  12.15           $ 12.41   $ 11.73
Total return /(d)(e)/                  2.47%           2.72%            1.91% /(f)/        3.12%            12.62%     6.92%
Ratios/Supplemental data:
   Net assets, end of period
      (000's)                       $95,842        $119,125         $113,193           $140,757           $89,791   $82,809
   Ratio of net expenses to
      average net assets /(g)/         0.25%           0.25%            0.25% /(h)/        0.25%             0.25%     0.25%
   Ratio of interest expense to
      average net assets                 --              --               -- /(h)(i)/        --                --        --
   Ratio of net investment income
      to average net assets /(g)/      3.38%           2.91%            3.79% /(h)/        4.73% /(c)/       6.27%     6.56%
   Waiver/reimbursement                0.04%           0.10%            0.08% /(h)/        0.05%             0.08%     0.08%
   Portfolio turnover rate               51%             79%              93% /(f)/         132%               82%       86%

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the period ended October 31, 2002, was to decrease net investment income per share by $0.04, decrease net realized and unrealized loss per share by $0.04 and decrease the ratio of net investment income to average net assets from 5.08% to 4.73%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage agreements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

CMG Ultra Short Term Bond Fund

Investment Goal

The Fund seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of domestic investment-grade fixed income securities. A fixed income security is considered investment-grade if it is rated AAA, AA, A or BBB by S&P or Aaa, Aa, A or Baa by Moody's, or judged by the advisor to be of comparable quality, if unrated, to the categories listed above. The Advisor will limit the Fund's duration, which measures the price sensitivity of a fixed income security to changes in interest rates, to 1 year or less. Under normal market conditions, the Fund's dollar-weighted average maturity is expected to be 2 years or less.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets or to maintain the Fund's targeted duration. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 69). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

- Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

- Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

- Credit risk refers to the possibility that the issuer of a bond may fail to make timely payments of interest or principal. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for high-rated bonds. In addition, the ratings of securities provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix B for a complete discussion of bond ratings.

     Certain of the U.S. Government securities in which the Fund invests, such as mortgage-backed securities that are issued by government sponsored enterprises, and securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are neither insured nor guaranteed by the U.S. Government. Such securities may be supported by the ability to borrow from the U.S. Treasury or only the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

- Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

- Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

- Call risk is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

- Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.

- Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see "MORE ABOUT THE FUNDS" for additional information about these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

Because the Fund has not completed a full calendar year of operations, investment information related to the Fund's 2004 calendar year performance, including a bar chart showing annual returns, has not been included in this Prospectus.

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales load, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return of the Fund.

FEE TABLE

Shareholder transaction fees (fees paid directly
   from your investment)                            None
Annual Fund Operating Expenses
   (expenses that are paid out of Fund assets)
   Management Fees /(1)/                            0.25%
   Distribution and/or Service (12b-1) Fees         None
   Other Expenses /(2)/                             0.05%
                                                   -----
   Total Annual Fund Operating Expenses             0.30%
   Expense Reimbursement /(3)/                     (0.05%)
                                                   -----
   Net Expenses                                     0.25%

(1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses.

(2) "Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

(3) The Fund's investment advisor has contractually agreed to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses do not exceed 0.25%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year   3 years   5 years   10 years
------   -------   -------   --------
  $26      $80       $153      $365

See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for fiscal years since inception, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total return in the table represents the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report along with the Fund's financial statements, is included in the Fund's annual report. You can request a free copy of the annual report containing those financial statements by calling 1-800-547-1037.

Ultra Short Term Bond Fund

                                                          Year Ended   Period Ended
                                                           July 31,      July 31,
                                                             2005       2004 /(a)/
                                                          ----------   ------------
Net asset value, beginning of period                       $  9.88     $ 10.00
Income from investment operations:
   Net investment income /(b)/                                0.24        0.07
   Net realized and unrealized loss on investments           (0.06)      (0.08)
      Total from investment operations                        0.18       (0.01)
Less distributions declared to shareholders:
   From net investment income                                (0.36)      (0.11)
   Return of capital                                         (0.03)         --
      Total distributions                                    (0.39)      (0.11)
Net asset value, end of period                             $  9.67     $  9.88
Total return /(c)(d)/                                         1.83%      (0.08)% /(e)/
Ratios/Supplemental data:
   Net assets, end of period (000's)                       $81,575     $67,235
   Ratio of net expenses to average net assets                0.25%       0.25% /(f)/
   Ratio of net investment income to average net assets       2.44%       1.69% /(f)/
   Waiver/reimbursement                                       0.05%       0.22% /(f)/
   Portfolio turnover rate                                      75%         12% /(e)/

(a) The Fund commenced investment operations on March 8, 2004. Per share data, total return and portfolio turnover reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

CMG Government Bond Fund

Investment Goal

The Fund seeks a high level of current income consistent with capital preservation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. Government securities. The dollar weighted average maturity and average portfolio duration of the Fund will vary depending upon current market and economic conditions and the investment advisor's assessment of possible changes in interest rates. Portfolio securities purchased by the Fund may be of any duration. The Fund may also invest in domestic fixed income securities rated at least A by Moody's or S&P, or if unrated, judged by the Fund's investment advisor to be comparable in quality.

     A DESCRIPTION OF FIXED INCOME SECURITIES RATINGS IS CONTAINED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 69). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

- Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

- Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

- Credit risk refers to the possibility that the issuer of a bond may fail to make timely payments of interest or principal. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for high-rated bonds. In addition, the ratings of securities provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix B for a complete discussion of bond ratings.

Certain of the U.S. Government securities in which the Fund invests, such as mortgage-backed securities that are issued by government sponsored enterprises, and securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are neither insured nor guaranteed by the U.S. Government. Such securities may be supported by the ability to borrow from the U.S. Treasury or only the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

- Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

- Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

- Call risk is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

- Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.

- Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility.

The use of derivatives may also increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see "MORE ABOUT THE FUNDS" for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

Because the Fund has not commenced operations, investment information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this Prospectus.

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales load, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Because the Fund has not commenced operations, the annual fund operating expenses are based on estimates for the current year.

FEE TABLE

Shareholder transaction fees (fees paid directly
   from your investment)                            None
Annual Fund Operating Expenses
   (expenses that are paid out of Fund assets)
   Management Fees /(1)/                            0.25%
   Distribution and/or Service (12b-1) Fees         None
   Other Expenses /(2)/                             0.10%
                                                   -----
   Total Annual Fund Operating Expenses             0.35%
   Expense Reimbursement /(3)/                     (0.10%)
                                                   -----
   Net Expenses                                     0.25%

(1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses.

(2) "Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

(3) The Fund's investment advisor has contractually agreed to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses do not exceed 0.25%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year   3 years
------   -------
  $26      $80

See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

Because the Fund has not commenced operations, financial highlights have not been included in this Prospectus.

CMG Mortgage and Asset-Backed Securities Fund

Investment Goal

The Fund seeks a high level of current income consistent with capital preservation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in any of the following investment-grade fixed income securities:

- mortgage-related U.S. Government securities guaranteed by the Government National Mortgage Association ("GNMA") or by agencies or instrumentalities of the U.S. Government such as the Federal Home Loan Mortgage Corporation ("FHLMC") or Federal National Mortgage Corporation ("FNMA");

- debt obligations collateralized by assets such as home equity and automobile loans and credit card and other types of receivables issued by trusts or other special purpose entities;

- commercial mortgage-related securities secured by loans for commercial properties such as office buildings, multi-family apartment buildings, and shopping centers issued by commercial banks, savings and loan institutions, private mortgage insurance companies and other secondary market issuers; or

- collateralized mortgage obligations ("CMOs") issued by U.S. agencies or instrumentalities or in privately issued CMOs that are rated investment grade.

There are no limits on the percentage of Fund assets that may be invested in any of these fixed income securities at any time. The average duration and dollar weighted average maturity of the portfolio securities held by the Fund will vary depending on the investment advisor's analysis of general market and economic conditions. A fixed income security is considered investment grade if it is rated either BBB or higher by S&P or Baa or higher by Moody's, or if unrated, judged by the investment advisor to be comparable in quality.

The Fund may also invest up to 20% of its assets in other investment-grade fixed income securities. The Fund is non-diversified, which means that it may invest a greater percentage of its assets in a single issuer than a diversified fund.

In selecting securities for the Fund, the investment advisor conducts an ongoing evaluation of the economic and market environment. Such an analysis helps the investment advisor anticipate how economic and market change, like movement in interest rates, inflation, government regulation and demographics, may affect certain industries and specific market sectors within those industries, and thereby the companies making up that industry or market sector. After determining what industries and market sectors to invest in, the investment advisor conducts intensive, fundamental research and analysis to identify attractive individual securities within the targeted industries and market sectors. This analysis is intended to give the investment advisor a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the investment advisor strives to anticipate and act upon market change, and understand its effect on risk and reward of Fund securities, with the goal of generating consistent, competitive results over the long term.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 69). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

- Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

- Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

- Credit risk refers to the possibility that the issuer of a bond may fail to make timely payments of interest or principal. Investment-grade securities are subject to some credit risk. Bonds in the lowest-rated investment-grade category have speculative characteristics. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for high-rated bonds. In addition, the ratings of securities provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix B for a complete discussion of bond ratings.

     Certain of the U.S. Government securities in which the Fund invests, such as mortgage-backed securities that are issued by government sponsored enterprises, and securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks, are neither insured nor guaranteed by the U.S. Government. Such securities may be supported by the ability to borrow from the U.S. Treasury or only the credit of the issuing agency or instrumentality, and, as a result, may be subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

- Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

- Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

- Call risk is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

- Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.

- As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. The Fund may, therefore, have a greater risk of loss from a few issues than a similar fund that invests more broadly.

- Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see "MORE ABOUT THE FUNDS" for additional information about these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales load, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Because the Fund has not commenced operations, the annual fund operating expenses are based on estimates for the current year.

FEE TABLE

Shareholder transaction fees (fees paid directly
   from your investment)                            None
Annual Fund Operating Expenses
   (expenses that are paid out of Fund assets)
   Management Fees /(1)/                            0.25%
   Distribution and/or Service (12b-1) Fees         None
   Other Expenses /(2)/                             0.22%
                                                   -----
   Total Annual Fund Operating Expenses             0.47%
   Expense Reimbursement /(3)/                     (0.22%)
                                                   -----
   Net Expenses                                     0.25%

(1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses.

(2) "Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

(3) The Fund's investment advisor has contractually agreed to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses do not exceed 0.25%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year   3 years
------   -------
  $26      $80

See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

Because the Fund has not commenced operations, financial highlights have not been included in this Prospectus.

Composite Performance

Because the Fund has not commenced operations, investment information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this Prospectus.

The following table sets forth composite performance data relating to the historical performance of similarly managed accounts managed by the Advisor's Mortgage and ABS Sector composite, of which the portfolio manager of the Fund is a team member, since the dates indicated. The investment objectives, policies, strategies and risks of the accounts in the composite are substantially similar to those of the Fund. Many of the accounts, however, are not subject to certain limitations, diversification requirements and other restrictions imposed under the Investment Company Act of 1940 and the Internal Revenue Code of 1986 to which the Fund, as a registered investment company, is subject and that, if applicable to these accounts, may have adversely affected the performance results of the composite. The data is provided to illustrate the past performance of the Fund's Advisor in managing substantially similar accounts as measured against a specified market index and does not represent the performance of the Fund. The information has not been adjusted to reflect any fees that will be payable by the Fund that are higher than the fees imposed on the accounts and will result in lower returns for the Fund. Investors should not consider this performance data as an indication of future performance of the Fund.

Average Annual Total Returns As Of December 31, 2004

                                                 1 Year   2 Years   3 Years   5 Years
                                                 ------   -------   -------   -------
Columbia Mortgage & ABS Sector Composite /(1)/    4.39%    3.60%     5.29%     6.93%
Lehman Brothers MBS Fixed Rate Index /(2)/        4.70%    3.88%     5.48%     7.14%

(1) All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by such accounts, without provision for federal or state income taxes. The composite includes all actual, fee-paying, discretionary accounts managed by the Advisor that have investment objectives, policies, strategies and risks substantially similar to those of the Fund.

(2) The Lehman Brothers MBS Fixed Rate Index includes the mortgage-backed pass-though securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC) that meet the maturity and liquidity criteria. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

CMG High Yield Fund

Investment Goal

The Fund seeks a high level of current income. Capital appreciation is a secondary objective when consistent with a high level of current income.

Principal Investment Strategies

The Fund invests primarily in non-investment grade corporate debt obligations, commonly referred to as "junk bonds." Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield corporate debt obligations rated Ba or B by Moody's or BB or B by S&P. The Fund will invest no more than 10% of the Fund's total assets in fixed income securities rated Caa by Moody's or CCC by S&P, and the Fund will not invest in fixed income securities rated below these grades.

By concentrating on corporate debt obligations rated Ba or B by Moody's or BB or B by S&P, the Fund intends to invest primarily in "upper tier" non-investment grade securities. By emphasizing the "upper tier" of non-investment grade securities, the Fund seeks to provide investors with access to higher yielding bonds without assuming all the risk associated with the broader "junk bond" market.

In selecting investments, and to supplement any credit rating analysis supplied by Moody's and S&P, the investment advisor uses a bottom-up approach, supplemented by a top-down analysis. The investment advisor employs fundamental research and analysis to select individual securities within the targeted industries and market sectors. Fundamental analysis includes the evaluation of:

-    a company's financial condition

-    quality of management

-    industry dynamics

-    earnings growth and profit margins

-    sales trends

-    potential for new product development

-    financial ratios

-    investment in research and development.

Top-down analysis begins with an overall evaluation of the economic and market environment. Such an analysis helps the investment advisor anticipate how economic and market change, including the factors listed below, may affect certain industries and specific market sectors within those industries, and thereby companies making up that industry or market sector. The average duration and dollar weighted average maturity of the portfolio securities held by the Fund will vary depending on the investment advisor's analysis of general market and economic conditions.

By utilizing this investment process the investment advisor strives to anticipate and act upon market change, understand its effect on the risks and rewards of the Fund's securities, with the goal of generating consistent, competitive results over the long term.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 69). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

- Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

- Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

- Credit risk refers to the ability of an issuer of a bond to meet interest and principal payments when due. The lower-rated bonds held by the Fund commonly referred to as "junk bonds," are subject to greater credit risk, and are generally less liquid, than higher-rated, lower yielding bonds. These bonds may be issued to fund corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt reclassifications, or similar events, and they are often issued by smaller, less creditworthy companies or companies with substantial debt. The prices of such bonds are generally more sensitive than higher-rated bonds to the financial condition of the issuer and adverse changes in the economy. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for high-rated bonds. In addition, the ratings provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix B for a complete discussion of bond ratings.

- Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

- Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

- Call risk is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

- Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.

- Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may be unable to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Fund's Statement of Additional Information.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see "MORE ABOUT THE FUNDS" for additional information about these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

The following bar chart and table illustrate the Fund's annual returns as well as its long-term performance. The bar chart provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied from year to year. The table compares the Fund's performance over time (before and after taxes) to that of the Merrill Lynch Intermediate BB Index and the JPMorgan Chase Developed BB High Yield Index. The Merrill Lynch Intermediate BB Index is a market weighted index, consisting of BB cash pay bonds, which are U.S. dollar denominated bonds issued in the U.S. domestic market with maturities between 1-10 years. Beginning in 2005, the Fund adopted an additional benchmark, the JPMorgan Chase Developed BB High Yield Index. The JPMorgan Chase Developed BB High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market. Previously, the Fund's returns were compared to the Merrill Lynch U.S. High Yield, Cash Pay Index, an unmanaged index that tracks the performance of non-investment-grade corporate bonds. The advisor believes that the JPMorgan Chase Developed BB High Yield Index, because of its greater emphasis on the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market, more accurately reflects the type of securities in which the Fund invests than does the Merrill Lynch U.S. High Yield, Cash Pay Index. The Fund's average annual returns for the one-year, five-year and ten-year periods are shown compared to the Merrill Lynch Intermediate BB Index and the JPMorgan Chase Developed BB High Yield Index, as well as the Fund's previous benchmark, the Merrill Lynch US High Yield, Cash Pay Index. Unlike the Fund, indexes are not investments, do not incur fees, expenses or taxes and are not professionally managed. Both the bar chart and the table assume the reinvestment of dividends and distributions. Performance results include the effects of expense reduction arrangements. If these arrangements had not been in place, the performance results would have been lower. The Fund's historical performance (before and after taxes) does not indicate how the Fund will perform in the future.

High Yield Fund

Year-By-Year Total Return As Of 12/31 Each Year*

                                     [CHART]

1995   1996   1997   1998    1999   2000    2001   2002    2003   2004
----   ----   ----   ----    ----   ----    ----   ----    ----   ----
2.42%  5.36%  7.30%  2.80%  12.93%  8.05%  19.86%  9.70%  12.12%  7.33%

*    The Fund's year-to-date total return as of September 30, 2005 was +1.67%

Best Quarter: 4Q '01 +5.83%
Worst Quarter: 2Q '02 -2.05%

Average Annual Total Returns As Of 12/31/04

                                                                 1 Year   5 Years   10 Years
                                                                 ------   -------   --------
CMG High Yield Fund
   Return Before Taxes                                            8.05%    7.24%     8.68%
   Return After Taxes on Distributions                            5.48%    4.10%     5.13%
   Return After Taxes on Distributions and Sale of Fund Shares    5.16%    4.21%     5.19%
JPMorgan Chase Developed BB High Yield Index/ (2)/                8.91%    9.59%     9.82%*
Merrill Lynch Intermediate BB Index/ (1)/                         8.33%    6.73%     8.02%
Merrill Lynch U.S. High Yield, Cash Pay Index/ (3)/              10.76%    7.32%     8.46%

*    Performance information is from January 31, 1995.

(1) The Merrill Lynch Intermediate BB Index is a market weighted index, consisting of BB cash pay bonds, which are U.S. dollar denominated bonds issued in the U.S. domestic market with maturities between 1-10 years. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or the expenses of investing.

(2) The JPMorgan Chase Developed BB High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar developed, BB-rated, high yield corporate debt market. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or the expenses of investing.

(3) The Merrill Lynch U.S. High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds. The index reflects the reinvestment of dividends and distributions, if any, but does not reflect fees, brokerage commissions, or the expenses of investing.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts (IRAs).

Your Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales load, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return of the Fund.

FEE TABLE

Shareholder transaction fees (fees paid directly
   from your investment)                            None
Annual Fund Operating Expenses
   (expenses that are paid out of Fund assets)
   Management Fees /(1)/                            0.40%
   Distribution and/or Service (12b-1) Fees         None
   Other Expenses /(2)/                             0.02%
                                                   -----
   Total Annual Fund Operating Expenses             0.42%
   Expense Reimbursement /(3)/                     (0.02%)
                                                   -----
   Net Expenses                                     0.40%

(1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses.

(2) "Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

(3) The Fund's investment advisor has contractually agreed to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses do not exceed 0.40%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year   3 years   5 years   10 years
------   -------   -------   --------
  $41      $128      $229      $524

See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate of return an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in from the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free copy of the annual report containing those financial statements by calling 1-800-547-1037.

High Yield Fund

                                                                   Period
                                    Year Ended July 31,             Ended                   Year Ended October 31,
                                 ------------------------         July 31,          -------------------------------------
                                   2005            2004          2003 /(a)/           2002              2001       2000
                                 --------        --------        ----------         --------          --------   --------
Net asset value, beginning
   of period                     $   8.00        $   7.90        $   7.55           $   8.14          $   8.30   $   8.54
Income from investment
   operations:
   Net investment income             0.51/(b)/       0.53/(b)/       0.43/(b)/          0.64/(b)(c)/      0.72       0.73
   Net realized and
      unrealized gain
      (loss) on
      investments                    0.11            0.14            0.37              (0.58)/(c)/       (0.16)     (0.24)
      Total from
         investment
         operations                  0.62            0.67            0.80               0.06              0.56       0.49
Less distributions declared
   to shareholders:
   From net investment
      income                        (0.54)          (0.57)          (0.45)             (0.65)            (0.72)     (0.73)
   From net realized gains                             --              --                 --                --         --
      Total distributions
         declared to
         shareholders               (0.54)          (0.57)          (0.45)             (0.65)            (0.72)     (0.73)
Net asset value, end of
   period                        $   8.08        $   8.00        $   7.90           $   7.55          $   8.14   $   8.30
Total return /(d)/                   7.98%/(e)/      8.60%/(g)/     10.67%/(e)(f)/      0.60%             6.92%      6.01%
Ratios/Supplemental data:
   Net assets, end of period
      (000's)                    $269,243        $382,157        $429,042           $286,228          $348,979   $319,985
   Ratio of net expenses to
      average net assets /(g)/       0.40%           0.40%           0.42%/(h)/         0.42%             0.44%      0.43%
   Ratio of net investment
      income to average
      net assets /(g)/               6.26%           6.64%           7.32%/(h)/         7.98%/(c)/        8.63%      8.70%
   Waiver/reimbursement              0.02%           0.02%           0.01%/(h)/           --                --         --
   Portfolio turnover rate             39%             47%             47%/(f)/           62%               59%        56%

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended October 31, 2002, was to decrease net investment income per share by $0.01, decrease net realized and unrealized loss per share data by $0.01 and decrease the ratio of net investment income to average net assets from 8.11% to 7.98%. Per share data and ratios for periods prior to October 31, 2002 have not been restated to reflect this change in presentation.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Had the Investment Advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

CMG International Bond Fund

Investment Goal

The Fund seeks a high level of current income consistent with a high degree of preservation of capital.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities of foreign issuers. Generally, the Fund seeks to achieve its goal by investing in debt securities of issuers in at least three foreign countries, including foreign corporate issuers and foreign governments or their subdivisions, agencies, instrumentalities, international agencies and supranational entities. The Fund is not limited as to countries in which it may invest and will invest in the securities of issuers located in developed countries, as well as securities of issuers located in developing countries and countries with emerging securities markets. At times, the portfolio of the Fund may be fully or heavily weighted towards securities of issuers in emerging or developing countries. Securities may be denominated in foreign currencies, baskets of foreign currencies (such as the Euro), or the U.S. dollar.

The average portfolio duration of the Fund varies based on the investment advisor's forecast for interest rates and, under normal market conditions, is not expected to exceed seven years. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Under normal conditions, the Fund invests substantially all of its assets in debt securities rated B or higher by S&P or Moody's, or if unrated, judged by the investment advisor to be comparable in quality. The Fund will not invest in fixed income securities rated below Caa by Moody's or CCC by S&P, and the Fund will not invest more than 10% of the Fund's total assets in securities with Caa or CCC ratings.

In selecting securities for the Fund the investment advisor conducts an evaluation of the fundamental economic and market factors such as exchange and interest rates, currency trends, credit quality, and political and economic trends to determine which countries to invest in. Generally, the Fund invests in issuers in those countries with improving fundamentals and that are denominated in stable or appreciating currencies. The investment advisor will also evaluate the risks and returns for investments in each country based on its analysis of economic and market factors. Notwithstanding the above, the Fund may invest 100% of its assets in the debt of emerging markets when the portfolio manager believes such securities offer the best return with reasonable risk. For the definition of emerging markets, the investment advisor will look to the World Bank classification of countries considered to have emerging or developing economies.

After selecting the countries to invest in, the investment advisor conducts intensive, fundamental research and analysis to identify attractive securities in those countries expected to produce the best return with reasonable risk. This analysis is intended to give the investment advisor a better understanding of the long-term prospects of a particular security, based on the characteristics of the existing economy and investor temperament. In this way, the investment advisor strives to anticipate and act upon market change, and understand its effect on risk and reward of Fund securities, with the goal of generating consistent, competitive results over the long term.

The Fund may purchase derivative instruments, such as futures, options, swap contracts, and inverse floaters, to gain or reduce exposure to particular securities or segments of the bond markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of fixed income securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 69). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goal or investment strategies.

Risk Factors

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) that could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

- Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

- Interest rate risk is the risk of a change in the price of a bond when prevailing interest rates increase or decline. In general, if interest rates rise, bond prices fall, and if interest rates fall, bond prices rise. Changes in the values of bonds usually will not affect the amount of income the Fund receives from them but will affect the value of the Fund's shares. Interest rate risk is generally greater for bonds with longer maturities.

- Structure risk is the risk that an event will occur (such as a security being prepaid or called) that alters the security's cash flows. Prepayment risk is a particular type of structure risk that is associated with investments in asset-backed and mortgage-backed securities. With respect to investments in mortgage-backed securities, prepayment risk is the possibility that, as prevailing interest rates fall, homeowners are more likely to refinance their home mortgages. When mortgages are refinanced, the principal on mortgage-backed securities is paid earlier than expected. In an environment of declining interest rates, asset-backed and mortgage-backed securities may offer less potential for gain than other debt securities. During periods of rising interest rates, asset-backed and mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the expected life of the security. In addition, the potential impact of prepayment on the price of asset-backed and mortgage-backed securities may be difficult to predict and result in greater volatility.

- Reinvestment risk is the risk that income from the Fund's debt securities will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the current earnings rate of the Fund's portfolio.

- Call risk is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--its high-yielding bond before the bond's maturity date. The Fund could experience a decline in income if it has to reinvest the unanticipated proceeds at a lower interest rate.

- Inflation risk is a risk to investors who invest in fixed income instruments, such as bond or money market funds, because there is a chance that the returns on these instruments may not keep pace with inflation. Inflation represents the rising cost of goods and services over time.

- Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. The Fund may have limited legal recourse in the event of default with respect to certain debt securities issued by foreign governments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include: possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

- Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

- Credit risk refers to the ability of an issuer of a bond to meet interest and principal payments when due. The lower-rated bonds held by the Fund (those rated below BB by Moody's) are subject to greater credit risk, and are generally less liquid, than higher-rated, lower yielding bonds. These bonds may be issued to fund corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events, and they are often issued by smaller less creditworthy companies or by companies with substantial debt. The prices of such bonds are generally more sensitive than higher-rated bonds to the financial condition of the issuer and adverse changes in the economy. Changes in economic conditions or other circumstances are more likely to weaken the ability of the issuer to make principal and interest payments on these bonds than is the case for high-rated bonds. In addition, the ratings provided by Moody's and S&P are estimates by the rating agencies of the credit quality of the securities. The ratings may not take into account every risk related to whether interest or principal will be repaid on a timely basis. See Appendix B for a complete discussion of bond ratings.

- As a non-diversified mutual fund, the Fund is allowed to invest a greater percentage if its total assets in the securities of fewer issuers than a "diversified" fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.

- Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by Fund shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Fund's Statement of Additional Information.

- Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, may negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and to discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Please see "MORE ABOUT THE FUNDS" for additional information about these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

Because the Fund has not commenced operations, investment information related to the Fund's performance, including a bar chart showing annual returns, has not been included in this Prospectus.

Your Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no sales load, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Because the Fund has not commenced operations, the annual fund operating expenses are based on estimates for the current fiscal year.

FEE TABLE

Shareholder transaction fees (fees paid directly
   from your investment)                            None
Annual Fund Operating Expenses
   (expenses that are paid out of Fund assets)
   Management Fees /(1)/                            0.40%
   Distribution and/or Service (12b-1) Fees          None
   Other Expenses /(2)/                             0.21%
                                                   -----
   Total Annual Fund Operating Expenses             0.61%
   Expense Reimbursement /(3)/                     (0.21%)
                                                   -----
   Net Expenses                                     0.40%

(1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than audit fees), legal fees, transfer agent and custody services, and other expenses.

(2) "Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees and interest on any borrowings by the Fund.

(3) The Fund's investment advisor has contractually agreed to reimburse "Other Expenses" so that Total Annual Fund Operating Expenses do not exceed 0.40%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Expense Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund's operating expenses set forth above remain constant as a percentage of net assets and that all dividends and distributions are reinvested in the Fund. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table above. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year   3 years
------   -------
  $41      $128

See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

Because the Fund has not commenced operations, financial highlights have not been included in this Prospectus.

Management

Investment Advisor

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.

Management Fees and Portfolio Managers

Each Fund, except the Core Plus Bond Fund, pays the advisor an annual unified management fee based on a percentage of the average daily net assets of the Fund in return for providing investment advisory and other services. The fee paid by each operational Fund for the 2005 fiscal year is set forth below. The fee cited for each Fund that has not yet commenced operations represents that Fund's contractual fee rate. Out of the management fee, the advisor pays all expenses of managing and operating the Funds except brokerage fees, taxes, interest, fees and expenses of the independent trustees (including legal counsel fees), audit fees and extraordinary expenses. Also listed below are the portfolio managers primarily responsible for implementing the investment strategy for each Fund.

                               Management
                              Fee Paid by
        The Fund                the Fund              Portfolio Manager for the Fund
        --------              -----------             ------------------------------
CMG Core Plus Bond Fund       0.00% /(1)/   Leonard A. Aplet, a managing director of Columbia
                                            Advisors, is a co-manager for the Fund and has
                                            co-managed the Fund since November, 2005. Mr.
                                            Aplet has been associated with Columbia Advisors
                                            or its predecessors since 1987.

                                            Kevin L. Cronk, a senior vice president of
                                            Columbia Advisors, is a co-manager for the Fund
                                            and has co-managed the Fund since November, 2005.
                                            Mr. Cronk has been associated with Columbia
                                            Advisors or its predecessors since August, 1999.

                                            Brian Drainville, a vice president of Columbia
                                            Advisors, is a co-manager for the Fund and has
                                            co-managed the Fund since November, 2005. Mr.
                                            Drainville has been associated with Columbia
                                            Advisors or its predecessors since 1996.

                               Management
                              Fee Paid by
        The Fund                the Fund              Portfolio Manager for the Fund
        --------              -----------             ------------------------------
                                            Thomas A. LaPointe, a senior vice president of
                                            Columbia Advisors, is a co-manager for the Fund
                                            and has co-managed the Fund since November, 2005.
                                            Mr. LaPointe has been associated with Columbia
                                            Advisors or its predecessors since February, 1999.

                                            Laura A. Ostrander, a senior vice president of
                                            Columbia Advisors, is a co-manager for the Fund
                                            and has co-managed the Fund since November, 2005.
                                            Ms. Ostrander has been associated with Columbia
                                            Advisors or its predecessors since December, 1996.

                                            Marie M. Schofield, a senior vice president of
                                            Columbia Advisors, is a co-manager for the Fund
                                            and has co-managed the Fund since November, 2005.
                                            Ms. Schofield has been associated with Columbia
                                            Advisors or its predecessors since February, 1990.

CMG Core Bond Fund               0.25%      Leonard A. Aplet, a managing director of Columbia
                                            Advisors, is a co-manager for the Fund and has
                                            co-managed the Fund since it commenced operations
                                            in September, 2000. Mr. Aplet has been associated
                                            with Columbia Advisors or its predecessors since
                                            1987.

                                            Richard R. Cutts, a senior vice president of
                                            Columbia Advisors, is a co-manager for the Fund
                                            and has co-managed the Fund since November, 2000.
                                            Mr. Cutts has been associated with Columbia
                                            Advisors or its predecessors since 1994.

CMG Intermediate Bond Fund       0.25%      Brian Drainville, a vice president of Columbia
                                            Advisors, is the manager for the Fund and has
                                            managed the Fund since November, 2005. Mr.
                                            Drainville has been associated with Columbia
                                            Advisors or its predecessors since 1996.

CMG Short Term Bond Fund         0.25%      Leonard A. Aplet, a managing director of Columbia
                                            Advisors, is a co-manager for the Fund and has
                                            co-managed the Fund since February, 1998. Mr.
                                            Aplet has been associated with Columbia Advisors
                                            or its predecessors since 1987.

                                            Richard R. Cutts, a senior vice president of
                                            Columbia Advisors, is a co-manager for the Fund
                                            and has co-managed the Fund since November, 2000.
                                            Mr. Cutts has been associated with Columbia
                                            Advisors or its predecessors since 1994.

                               Management
                              Fee Paid by
        The Fund                the Fund              Portfolio Manager for the Fund
        --------              -----------             ------------------------------
CMG Ultra Short Term Bond        0.25%      Guy C. Holbrook, a senior vice president of
Fund                                        Columbia Advisors, is the manager for the Fund and
                                            has managed the Fund since its inception in March,
                                            2004. Mr. Holbrook has been associated with
                                            Columbia Advisors or its predecessors since 1998.

CMG Government Bond Fund         0.25%      Marie M. Schofield, a senior vice president of
                                            Columbia Advisors, is the manager for the Fund and
                                            has managed the Fund since its inception. Ms.
                                            Schofield has been associated with Columbia
                                            Advisors or its predecessors since February, 1990.

CMG Mortgage and Asset-          0.25%      Leonard A. Aplet, a managing director of Columbia
Backed Securities Fund                      Advisors, is a co-manager for the Fund and has
                                            co-managed the Fund since its inception. Mr. Aplet
                                            has been associated with Columbia Advisors or its
                                            predecessors since 1987.

                                            Richard R. Cutts, a senior vice president of
                                            Columbia Advisors, is a co-manager for the Fund
                                            and has co-managed the Fund since November, 2005.
                                            Mr. Cutts has been associated with Columbia
                                            Advisors or its predecessors since 1994.

CMG High Yield Fund              0.40%      Stephen Peacher, a managing director of Columbia
                                            Advisors, is the lead manager for the Fund and has
                                            co-managed the Fund since September, 2005. Mr.
                                            Peacher has been associated with Columbia Advisors
                                            or its predecessors since April, 2005. Prior to
                                            April, 2005, Mr. Peacher was employed by Putnam
                                            Investments, where he served as the Chief
                                            Investment Officer of the Credit Team for the
                                            previous five years.

                                            Kevin L. Cronk, a senior vice president of
                                            Columbia Advisors, is a co-manager for the Fund
                                            and has co-managed the Fund since September, 2005.
                                            Mr. Cronk has been associated with Columbia
                                            Advisors or its predecessors since August, 1999.

                                            Thomas A. LaPointe, a senior vice president of
                                            Columbia Advisors, is a co-manager for the Fund
                                            and has co-managed the Fund since September, 2005.
                                            Mr. LaPointe has been associated with Columbia
                                            Advisors or its predecessors since February, 1999.

CMG International Bond Fund      0.40%      Laura A. Ostrander, a senior vice president of
                                            Columbia Advisors, is the manager for the Fund and
                                            has managed the Fund since its inception. Ms.
                                            Ostrander has been associated with Columbia
                                            Advisors or its predecessors since December, 1996.

(1) The Core Plus Bond Fund indirectly pays its proportionate share of the management fees paid by the Underlying Funds in which the Core Plus Bond Fund invests.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

Legal Proceedings

On February 9, 2005, Columbia Management and Columbia Management Distributors, Inc. (formerly named Columbia Funds Distributor, Inc.) ("CMD") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to a Fund or its shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the funds, removal of Columbia Management and CMD, disgorgement of all management fees and monetary damages. The MDL is ongoing.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the funds and CMG. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits seek damages and allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

On March 21, 2005, purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

Information About Your Investment

YOUR ACCOUNT

Buying Shares

Shares in the Funds are available for purchase by institutional buyers seeking to invest in a diversified portfolio in a pooled environment, rather than purchase individual securities. Purchases of Fund shares may be made by two different methods, each of which is subject to minimum investment requirements described below.

First, you may purchase shares in the Funds directly by calling Columbia Advisors at 1-800-547-1037. Each Fund's minimum initial investment requirement for investors purchasing shares directly from Columbia is $3 million. The advisor may waive the investment minimum in its sole discretion. Subsequent investments in a Fund must be at least $2,500, however, purchase orders may be refused at the discretion of a Fund.

You may also purchase Fund shares if you are an advisory client of Columbia Advisors, or one of its affiliates, investing through a separately managed account and Columbia Advisors in its role as discretionary investment advisor purchases shares for your account. In order to invest in this manner you must have at least $1 million invested with Columbia Advisors and its affiliates. The minimum initial investment in this case is $25,000.

An advisory client with less than $10 million in assets managed by Columbia Advisors and who invests less than $3 million in a single Fund may be charged an administrative account fee of $5,000 to cover the extra costs of servicing the account. The decision to charge this fee and the terms of such a fee are determined by Columbia Advisor's head of institutional sales and client service or their representative. Clients should consult the terms of their investment management agreement with Columbia Advisors or contact their Columbia Advisors representative for more information.

The price for each Fund's shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

Selling Shares

You may sell shares at any time. Upon redemption you will receive the Fund's NAV next calculated after your order is accepted by the Fund's transfer agent. You can request a redemption by calling your Columbia Advisors representative or by calling 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

You may also sell shares by exchanging from the Fund into shares of another fund in the Trust. To exchange by telephone, call your Columbia Advisors representative or call 1-800-547-1037.

The Funds also reserve the right to make a "redemption in kind" -- pay you in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

Fund Policy on Trading of Fund Shares

The interests of each Fund's long-term shareholders may be adversely affected by certain short-term trading activity by the Fund's shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of a Fund's shares held by long-term shareholders and have other adverse effects on a Fund. This type of excessive short-term trading activity is referred to herein as "market-timing". The Funds and other funds in the Trust are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving the Fund or any other funds in the Trust. In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the Fund or any other funds in the Trust, and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of a Fund are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Fund (or any fund in the Trust) followed by a redemption, of any amount, by any means out of the same Fund (or fund in the Trust). Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. A Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting market timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above.

Each of the Funds seeks to act in a manner that it believes is consistent with the best interests of its shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

Intermediary Compensation

The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts; (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of each Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. Please also contact your financial service firm or intermediary for details about payments it may receive.

Pricing of Shares

The Fund's investments are valued based on their market value using the last sales price reported on the principal securities exchange on which the investment is traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over the counter markets. Securities for which market values are not readily available will be valued at fair market value as determined in good faith under procedures established by the Board of Trustees. If applicable to the Fund, securities trading in various foreign markets may take place on days when the New York Stock Exchange is closed. Further, when the New York Stock Exchange is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the New York Stock Exchange on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, the advisor determines that a particular event would materially affect the Fund's NAV, then the advisor under the general supervision of the Board of Trustees, will use all relevant information available to it to determine a fair value for the affected portfolio securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

DISTRIBUTIONS AND TAXES

Income and Capital Gain Distributions

Income dividends, consisting of net investment income, are declared daily and paid monthly by the Funds (except the International Bond Fund). For all Funds except the International Bond Fund, shares begin to earn dividends on the date on which a purchase order is settled by payment. Shares stop earning dividends at the close of business on the day before the date on which a redemption order is settled. Income dividends paid by the International Bond Fund are declared and paid at least annually by the Fund. All income dividends paid by the Funds will be reinvested in additional shares of the Fund at the net asset value on the dividend payment date, unless you have elected to receive the dividends in cash. If all of your shares in a Fund are redeemed, the undistributed dividends on the redeemed shares will be paid at that time. Each of the Funds generally distributes substantially all of its net realized capital gains to shareholders at least annually. The amount distributed will depend on the amount of capital gains realized from the sale of a Fund's portfolio securities. Capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the distribution in cash.

Tax Effect of Distributions and Transactions

The dividend and other distributions of the Funds are taxable to you, unless your investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in a Fund and whether you reinvest your distributions or take them as income. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Long-term capital gains rates applicable to individuals have been temporarily reduced--in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets--for taxable years beginning on or before December 31, 2008.

Each year, the Funds will send you information detailing the amount of ordinary income, capital gains, and qualified dividend income distributed to you for the previous year. The sale of shares in your account may produce gain or loss and generally is a taxable event. For tax purposes, an exchange of shares of a Fund for shares of another fund managed by the Advisor is treated as a sale of shares.

Your investment in the Funds could have additional tax consequences. Please consult your tax professional for assistance as to the possible application of foreign, state, and local income tax laws to your investment in the Funds.

More About The Funds

INVESTMENT STRATEGY

Each Fund's principal investment strategies and their associated risks are described in the section titled "Principal Investment Strategies" under the heading "INFORMATION ABOUT THE FUNDS" in this Prospectus. What follows is additional information about certain of the investments and strategies of the Funds and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this Prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see page 69). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goals. Each Fund's investment goal may not be changed without approval by a majority of the Fund's outstanding securities. Except as otherwise noted, however, approval by a Fund's shareholders is not required to modify or change a Fund's investment policies or any of its investment strategies.

Portfolio Securities

Mortgage-backed securities. Mortgage-backed securities are securities that represent ownership interests in large, diversified pools of mortgage loans. Sponsors pool together mortgages of similar rates and terms and offer them as a security to investors. Most mortgage securities are pooled together and structured as pass-throughts. Monthly payments of principal and interest from the underlying mortgage loans backing the pool are collected by a servicer and "passed through" regularly to the investor. Pass-throughs can have a fixed or an adjustable rate. The majority of pass-through securities are issued by three agencies: GNMA, FHLMC and FNMA. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on mortgage-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of a mortgage-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, mortgage-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Commercial mortgage-backed securities are secured by loans for commercial properties such as office buildings, multi-family apartment buildings, and shopping centers. These loans usually contain prepayment penalties that provide protection from refinancing in a declining interest rate environment.

Asset-backed securities. Asset-backed securities are interests in pools of debt securities backed by various types of loans such as credit card, auto and home equity loans. These securities involve prepayment risk, which is the possibility that the underlying debt may be refinanced or prepaid prior to maturity during periods of declining interest rates. A decline in interest rates may lead to a faster rate of repayment on asset-backed securities and, therefore, cause a Fund to earn a lower interest rate on reinvestment. In addition, the potential impact of prepayment on the price of an asset-backed security may be difficult to predict and result in greater volatility. During periods of rising interest rates, asset-backed securities have a high risk of declining in price because the declining prepayment rates effectively increase the maturity of the securities.

Portfolio Turnover

There are no limits on turnover. Turnover may vary significantly from year to year. The advisor does not expect it to exceed 100% under normal conditions. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. A Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's total return. Additionally, due to the institutional nature of the shareholders in these Funds, redemption requests are frequently large. In order to satisfy such redemption requests, a Fund may be forced to sell securities with built-in capital gains that will be taxable to shareholders.

Temporary Investments

At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, a Fund may, but is not required to, invest in cash or high quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goals.

                                   Appendix A

                 Hypothetical Investment and Expense Information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in each Fund's shares assuming a 5% return each year, the hypothetical year-end balance before expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any fee waiver or expense reimbursement.

CMG Core Plus Bond Fund

Annual Expense Ratio   Initial Hypothetical Investment Amount   Assumed Rate of Return
--------------------   --------------------------------------   ----------------------
        0.30%                        $10,000.00                           5%

       Cumulative Return   Hypothetical Year-End   Cumulative Return   Hypothetical Year-End    Annual
         Before Fees &         Balance Before          After Fees          Balance After        Fees &
Year        Expenses          Fees & Expenses          & Expenses         Fees & Expenses      Expenses
----   -----------------   ---------------------   -----------------   ---------------------   --------
 1            5.00%              $10,500.00               4.70%              $10,470.00         $ 30.71
 2           10.25%              $11,025.00               9.62%              $10,962.09         $ 32.15
 3           15.76%              $11,576.25              14.77%              $11,477.31         $ 33.66
 4           21.55%              $12,155.06              20.17%              $12,016.74         $ 35.24
 5           27.63%              $12,762.82              25.82%              $12,581.53         $ 36.90
 6           34.01%              $13,400.96              31.73%              $13,172.86         $ 38.63
 7           40.71%              $14,071.00              37.92%              $13,791.98         $ 40.45
 8           47.75%              $14,774.55              44.40%              $14,440.21         $ 42.35
 9           55.13%              $15,513.28              51.19%              $15,118.90         $ 44.34
 10          62.89%              $16,288.95              58.29%              $15,829.49         $ 46.42
Total Gain Before Fees &
   Expenses                      $ 6,288.95
Total Gain After Fees &
   Expenses                                                                  $ 5,829.49
Total Annual Fees &
   Expenses Paid                                                                                $380.84

CMG Core Bond Fund

Annual Expense Ratio   Initial Hypothetical Investment Amount   Assumed Rate of Return
--------------------   --------------------------------------   ----------------------
        0.25%                        $10,000.00                           5%

       Cumulative Return   Hypothetical Year-End   Cumulative Return   Hypothetical Year-End    Annual
         Before Fees &         Balance Before          After Fees          Balance After        Fees &
Year        Expenses          Fees & Expenses          & Expenses         Fees & Expenses      Expenses
----   -----------------   ---------------------   -----------------   ---------------------   --------
1             5.00%              $10,500.00               4.75%              $10,475.00         $ 25.59
2            10.25%              $11,025.00               9.73%              $10,972.56         $ 26.81
3            15.76%              $11,576.25              14.94%              $11,493.76         $ 28.08
4            21.55%              $12,155.06              20.40%              $12,039.71         $ 29.42
5            27.63%              $12,762.82              26.12%              $12,611.60         $ 30.81
6            34.01%              $13,400.96              32.11%              $13,210.65         $ 32.28
7            40.71%              $14,071.00              38.38%              $13,838.16         $ 33.81
8            47.75%              $14,774.55              44.95%              $14,495.47         $ 35.42
9            55.13%              $15,513.28              51.84%              $15,184.00         $ 37.10
10           62.89%              $16,288.95              59.05%              $15,905.24         $ 38.86
Total Gain Before Fees &
   Expenses                      $ 6,288.95
Total Gain After Fees &
   Expenses                                                                  $ 5,905.24
Total Annual Fees &
   Expenses Paid                                                                                $318.18

CMG Intermediate Bond Fund

Annual Expense Ratio   Initial Hypothetical Investment Amount   Assumed Rate of Return
--------------------   --------------------------------------   ----------------------
        0.25%                        $10,000.00                           5%

       Cumulative Return   Hypothetical Year-End   Cumulative Return   Hypothetical Year-End    Annual
         Before Fees &         Balance Before          After Fees          Balance After        Fees &
Year        Expenses          Fees & Expenses          & Expenses         Fees & Expenses      Expenses
----   -----------------   ---------------------   -----------------   ---------------------   --------
1             5.00%              $10,500.00               4.75%              $10,475.00         $ 25.59
2            10.25%              $11,025.00               9.73%              $10,972.56         $ 26.81
3            15.76%              $11,576.25              14.94%              $11,493.76         $ 28.08
4            21.55%              $12,155.06              20.40%              $12,039.71         $ 29.42
5            27.63%              $12,762.82              26.12%              $12,611.60         $ 30.81
6            34.01%              $13,400.96              32.11%              $13,210.65         $ 32.28
7            40.71%              $14,071.00              38.38%              $13,838.16         $ 33.81
8            47.75%              $14,774.55              44.95%              $14,495.47         $ 35.42
9            55.13%              $15,513.28              51.84%              $15,184.00         $ 37.10
10           62.89%              $16,288.95              59.05%              $15,905.24         $ 38.86
Total Gain Before Fees &
   Expenses                      $ 6,288.95
Total Gain After Fees &
   Expenses                                                                  $ 5,905.24
Total Annual Fees &
   Expenses Paid                                                                                $318.18

CMG Short Term Bond Fund

Annual Expense Ratio   Initial Hypothetical Investment Amount   Assumed Rate of Return
--------------------   --------------------------------------   ----------------------
        0.25%                        $10,000.00                           5%

       Cumulative Return   Hypothetical Year-End   Cumulative Return   Hypothetical Year-End    Annual
         Before Fees &         Balance Before          After Fees          Balance After        Fees &
Year        Expenses          Fees & Expenses          & Expenses         Fees & Expenses      Expenses
----   -----------------   ---------------------   -----------------   ---------------------   --------
1             5.00%              $10,500.00               4.75%              $10,475.00         $ 25.59
2            10.25%              $11,025.00               9.73%              $10,972.56         $ 26.81
3            15.76%              $11,576.25              14.94%              $11,493.76         $ 28.08
4            21.55%              $12,155.06              20.40%              $12,039.71         $ 29.42
5            27.63%              $12,762.82              26.12%              $12,611.60         $ 30.81
6            34.01%              $13,400.96              32.11%              $13,210.65         $ 32.28
7            40.71%              $14,071.00              38.38%              $13,838.16         $ 33.81
8            47.75%              $14,774.55              44.95%              $14,495.47         $ 35.42
9            55.13%              $15,513.28              51.84%              $15,184.00         $ 37.10
10           62.89%              $16,288.95              59.05%              $15,905.24         $ 38.86
Total Gain Before Fees &
   Expenses                      $ 6,288.95
Total Gain After Fees &
   Expenses                                                                  $ 5,905.24
Total Annual Fees &
   Expenses Paid                                                                                $318.18

CMG Ultra Short Term Bond Fund

Annual Expense Ratio   Initial Hypothetical Investment Amount   Assumed Rate of Return
--------------------   --------------------------------------   ----------------------
        0.25%                        $10,000.00                           5%

       Cumulative Return   Hypothetical Year-End   Cumulative Return   Hypothetical Year-End    Annual
         Before Fees &         Balance Before          After Fees          Balance After        Fees &
Year        Expenses          Fees & Expenses          & Expenses         Fees & Expenses      Expenses
----   -----------------   ---------------------   -----------------   ---------------------   --------
1             5.00%              $10,500.00               4.75%              $10,475.00         $ 25.59
2            10.25%              $11,025.00               9.73%              $10,972.56         $ 26.81
3            15.76%              $11,576.25              14.94%              $11,493.76         $ 28.08
4            21.55%              $12,155.06              20.40%              $12,039.71         $ 29.42
5            27.63%              $12,762.82              26.12%              $12,611.60         $ 30.81
6            34.01%              $13,400.96              32.11%              $13,210.65         $ 32.28
7            40.71%              $14,071.00              38.38%              $13,838.16         $ 33.81
8            47.75%              $14,774.55              44.95%              $14,495.47         $ 35.42
9            55.13%              $15,513.28              51.84%              $15,184.00         $ 37.10
10           62.89%              $16,288.95              59.05%              $15,905.24         $ 38.86
Total Gain Before Fees &
   Expenses                      $ 6,288.95
Total Gain After Fees &
   Expenses                                                                  $ 5,905.24
Total Annual Fees &
   Expenses Paid                                                                                $318.18

CMG Government Bond Fund

Annual Expense Ratio   Initial Hypothetical Investment Amount   Assumed Rate of Return
--------------------   --------------------------------------   ----------------------
        0.25%                        $10,000.00                           5%

       Cumulative Return   Hypothetical Year-End   Cumulative Return   Hypothetical Year-End    Annual
         Before Fees &         Balance Before          After Fees          Balance After        Fees &
Year        Expenses          Fees & Expenses          & Expenses         Fees & Expenses      Expenses
----   -----------------   ---------------------   -----------------   ---------------------   --------
1             5.00%              $10,500.00               4.75%              $10,475.00         $ 25.59
2            10.25%              $11,025.00               9.73%              $10,972.56         $ 26.81
3            15.76%              $11,576.25              14.94%              $11,493.76         $ 28.08
4            21.55%              $12,155.06              20.40%              $12,039.71         $ 29.42
5            27.63%              $12,762.82              26.12%              $12,611.60         $ 30.81
6            34.01%              $13,400.96              32.11%              $13,210.65         $ 32.28
7            40.71%              $14,071.00              38.38%              $13,838.16         $ 33.81
8            47.75%              $14,774.55              44.95%              $14,495.47         $ 35.42
9            55.13%              $15,513.28              51.84%              $15,184.00         $ 37.10
10           62.89%              $16,288.95              59.05%              $15,905.24         $ 38.86
Total Gain Before Fees &
   Expenses                      $ 6,288.95
Total Gain After Fees &
   Expenses                                                                  $ 5,905.24
Total Annual Fees &
   Expenses Paid                                                                                $318.18

CMG Mortgage and Asset-Backed Securities Fund

Annual Expense Ratio   Initial Hypothetical Investment Amount   Assumed Rate of Return
--------------------   --------------------------------------   ----------------------
        0.25%                        $10,000.00                           5%

       Cumulative Return   Hypothetical Year-End   Cumulative Return   Hypothetical Year-End    Annual
         Before Fees &         Balance Before          After Fees          Balance After        Fees &
Year        Expenses          Fees & Expenses          & Expenses         Fees & Expenses      Expenses
----   -----------------   ---------------------   -----------------   ---------------------   --------
1             5.00%              $10,500.00               4.75%              $10,475.00         $ 25.59
2            10.25%              $11,025.00               9.73%              $10,972.56         $ 26.81
3            15.76%              $11,576.25              14.94%              $11,493.76         $ 28.08
4            21.55%              $12,155.06              20.40%              $12,039.71         $ 29.42
5            27.63%              $12,762.82              26.12%              $12,611.60         $ 30.81
6            34.01%              $13,400.96              32.11%              $13,210.65         $ 32.28
7            40.71%              $14,071.00              38.38%              $13,838.16         $ 33.81
8            47.75%              $14,774.55              44.95%              $14,495.47         $ 35.42
9            55.13%              $15,513.28              51.84%              $15,184.00         $ 37.10
10           62.89%              $16,288.95              59.05%              $15,905.24         $ 38.86
Total Gain Before Fees &
    Expenses                     $ 6,288.95
Total Gain After Fees &
   Expenses                                                                  $ 5,905.24
Total Annual Fees &
   Expenses Paid                                                                                $318.18

CMG High Yield Fund

Annual Expense Ratio   Initial Hypothetical Investment Amount   Assumed Rate of Return
--------------------   --------------------------------------   ----------------------
        0.40%                        $10,000.00                           5%

       Cumulative Return   Hypothetical Year-End   Cumulative Return   Hypothetical Year-End    Annual
         Before Fees &         Balance Before          After Fees          Balance After        Fees &
Year        Expenses          Fees & Expenses          & Expenses         Fees & Expenses      Expenses
----   -----------------   ---------------------   -----------------   ---------------------   --------
1             5.00%              $10,500.00               4.60%              $10,460.00         $ 40.92
2            10.25%              $11,025.00               9.41%              $10,941.16         $ 42.80
3            15.76%              $11,576.25              14.44%              $11,444.45         $ 44.77
4            21.55%              $12,155.06              19.71%              $11,970.90         $ 46.83
5            27.63%              $12,762.82              25.22%              $12,521.56         $ 48.98
6            34.01%              $13,400.96              30.98%              $13,097.55         $ 51.24
7            40.71%              $14,071.00              37.00%              $13,700.04         $ 53.60
8            47.75%              $14,774.55              43.30%              $14,330.24         $ 56.06
9            55.13%              $15,513.28              49.89%              $14,989.43         $ 58.64
10           62.89%              $16,288.95              56.79%              $15,678.95         $ 61.34
Total Gain Before Fees &
   Expenses                      $ 6,288.95
Total Gain After Fees &
   Expenses                                                                  $ 5,678.95
Total Annual Fees &
   Expenses Paid                                                                                $505.18

CMG International Bond Fund

Annual Expense Ratio   Initial Hypothetical Investment Amount   Assumed Rate of Return
--------------------   --------------------------------------   ----------------------
        0.40%                        $10,000.00                           5%

       Cumulative Return   Hypothetical Year-End   Cumulative Return   Hypothetical Year-End    Annual
         Before Fees &         Balance Before          After Fees          Balance After        Fees &
Year        Expenses          Fees & Expenses          & Expenses         Fees & Expenses      Expenses
----   -----------------   ---------------------   -----------------   ---------------------   --------
1             5.00%              $10,500.00               4.60%              $10,460.00         $ 40.92
2            10.25%              $11,025.00               9.41%              $10,941.16         $ 42.80
3            15.76%              $11,576.25              14.44%              $11,444.45         $ 44.77
4            21.55%              $12,155.06              19.71%              $11,970.90         $ 46.83
5            27.63%              $12,762.82              25.22%              $12,521.56         $ 48.98
6            34.01%              $13,400.96              30.98%              $13,097.55         $ 51.24
7            40.71%              $14,071.00              37.00%              $13,700.04         $ 53.60
8            47.75%              $14,774.55              43.30%              $14,330.24         $ 56.06
9            55.13%              $15,513.28              49.89%              $14,989.43         $ 58.64
10           62.89%              $16,288.95              56.79%              $15,678.95         $ 61.34
Total Gain Before Fees &
   Expenses                      $ 6,288.95
Total Gain After Fees &
  Expenses                                                                   $ 5,678.95
Total Annual Fees &
  Expenses Paid                                                                                 $505.18

                                   Appendix B

The following is a description of the bond ratings used by Moody's and S&P. Subsequent to its purchase by a Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of bonds from a Fund's portfolio, but the Advisor will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio.

Bond Ratings.

Moody's--The following is a description of Moody's bond ratings:

Aaa--Best quality; smallest degree of investment risk.

Aa--High quality by all standards; Aa and Aaa are known as high-grade bonds.

A--Many favorable investment attributes; considered upper medium-grade obligations.

Baa--Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba--Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

B--Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Poor standing, may be in default; elements of danger with respect to principal or interest.

S&P--The following is a description of S&P's bond ratings:

AAA--Highest rating; extremely strong capacity to pay principal and interest.

AA--Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

A--Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.
BBB--Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

BB--Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment.

B--Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC--Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                      This page is intentionally left blank

For More Information

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.institutional.columbiamanagement.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-547-1037
www.columbiamanagement.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

CMG Fund Trust: 811-5857

-    CMG Core Plus Bond Fund

-    CMG Core Bond Fund

-    CMG Intermediate Bond Fund

-    CMG Short Term Bond Fund

-    CMG Ultra Short Term Bond Fund

-    CMG Government Bond Fund

-    CMG Mortgage and Asset-Backed Securities Fund

-    CMG High Yield Fund

-    CMG International Bond Fund

[LOGO] ColumbiaFunds

     A Member of Columbia Management Group

     (C)2005 Columbia Management Distributors, Inc.
     One Financial Center, Boston, MA 02111-2621
     800.426.3750 www.columbiafunds.com

                       COLUMBIA FUNDS INSTITUTIONAL TRUST
                                  (THE "TRUST")

     SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 1, 2005 (THE "PROSPECTUS")

                         CMG ENHANCED S&P 500 INDEX FUND
                            CMG LARGE CAP VALUE FUND
                            CMG LARGE CAP GROWTH FUND
                             CMG MID CAP VALUE FUND
                             CMG MID CAP GROWTH FUND
                             CMG SMALL/MID CAP FUND
                            CMG SMALL CAP VALUE FUND
                            CMG SMALL CAP GROWTH FUND
                          CMG INTERNATIONAL STOCK FUND

                   (Each a Fund, and, collectively, the Funds)

      The Prospectus is hereby supplemented with the following information:

     1. The name of the trust on the front cover of the prospectus and on the back page of the prospectus in the section titled "For More Information," is revised to read "Columbia Funds Institutional Trust."

     2. The date on the front cover of the Prospectus is revised to read "March 27, 2006."

     3. The "Calendar Year Total Returns" and "Average Annual Total Returns" tables for the Funds in the section entitled "Performance History" are updated and restated in their entirety as follows:

CALENDAR YEAR TOTAL RETURNS

CMG ENHANCED S&P 500 INDEX FUND

2004     2005
----     ----
11.35%   [___]%

                          For the periods shown above:
                         Best quarter: [4Q '04, +9.97%]
                         Worst quarter: [3Q '04, -1.14%]

AVERAGE ANNUAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2005

                                                                     LIFE OF
                                         INCEPTION DATE    1 YEAR   THE FUND
                                         --------------   -------   --------
Fund (%)                                     5/5/03
   Return Before Taxes                                    [11.35]   [19.62]
   Return After Taxes on Distribution                     [10.83]   [19.23]

   Return After Taxes on Distributions
      and Sale of Fund Shares                             [ 7.75]    [16.72]
S&P 500 Index (%)                              N/A        [10.88]    [19.67(1)]

(1)  Performance information is from May 5, 2003.

CMG LARGE CAP VALUE FUND

2004     2005
----     ----
13.51%   [___]%

                          For the periods shown above:
                         Best quarter: [4Q '04, +8.33%]
                         Worst quarter: [2Q '04, +0.44%]

AVERAGE ANNUAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2005

                                                                     LIFE OF
                                         INCEPTION DATE    1 YEAR   THE FUND
                                         --------------   -------   --------
Fund (%)                                     9/10/03
   Return Before Taxes                                    [13.51]   [17.69]
   Return After Taxes on Distribution                     [13.16]   [17.38]
   Return After Taxes on Distributions
      and Sale of Fund Shares                             [ 9.24]   [15.09]
Russell Index (%)                              N/A        [16.49]   [22.26(1)]

(1)  Performance information is from September 10, 2003.

CMG LARGE CAP GROWTH FUND

2004    2005
----    ----
8.28%   [___]%

                          For the periods shown above:
                         Best quarter: [4Q '04, +11.32%]
                         Worst quarter: [3Q '04, -5.58%]

AVERAGE ANNUAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2005

                                                                    LIFE OF
                                         INCEPTION DATE   1 YEAR   THE FUND
                                         --------------   ------   --------
Fund (%)                                     9/10/03
   Return Before Taxes                                    [8.28]   [11.32]
   Return After Taxes on Distribution                     [8.15]   [11.21]
   Return After Taxes on Distributions
      and Sale of Fund Shares                             [5.55]    [9.64]
Russell Index (%)                              N/A        [6.30]   [10.37(1)]

(1)  Performance information is from September 10, 2003.

CMG MID CAP VALUE FUND

2004     2005
----     ----
15.91%   [___]%

                          For the periods shown above:
                         Best quarter: [4Q '04, +9.87%]
                         Worst quarter: [3Q '04, -2.13%]

AVERAGE ANNUAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2005

                                                                     LIFE OF
                                         INCEPTION DATE    1 YEAR   THE FUND
                                         --------------   -------   --------
Fund (%)                                     5/5/03
   Return Before Taxes                                    [15.91]   [23.33]
   Return After Taxes on Distribution                     [15.67]   [23.13]
   Return After Taxes on Distributions
      and Sale of Fund Shares                             [10.61]   [19.98]
Russell Index (%)                              N/A        [23.71]   [34.27(1)]

(1)  Performance information is from May 5, 2003.

CMG MID CAP GROWTH FUND

2004    2005
----    ----
7.32%   [___]%

                          For the periods shown above:
                         Best quarter: [4Q '04, +15.59%]
                         Worst quarter: [3Q '04, -6.85%]

AVERAGE ANNUAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2005

                                                                     LIFE OF
                                         INCEPTION DATE    1 YEAR   THE FUND
                                         --------------   -------   --------
Fund (%)                                     5/5/03
   Return Before Taxes                                     [7.32]   [17.46]
   Return After Taxes on Distribution                      [7.32]   [17.45]
   Return After Taxes on Distributions
      and Sale of Fund Shares                              [4.76]   [14.95]
Russell Index (%)                              N/A        [15.48]   [27.85(1)]

(1)  Performance information is from May 5, 2003.

CMG SMALL/MID CAP FUND

 2001     2002     2003    2004    2005
 -----   ------   -----   -----   -----
-17.82%  -22.81%  37.41%  11.02%  [___]%

                          For the periods shown above:
                         Best quarter: [2Q '03, +17.49%]
                        Worst quarter: [3Q '01, -20.54%]

AVERAGE ANNUAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2005

                                                                     LIFE OF
                                         INCEPTION DATE    1 YEAR   THE FUND
                                         --------------   -------   --------
Fund (%)                                     12/1/00
   Return Before Taxes                                    [11.02]    [1.15]
   Return After Taxes on Distribution                     [11.02]    [1.15]
   Return After Taxes on Distributions
      and Sale of Fund Shares                              [7.16]    [0.98]
Russell Growth Index (%)                       N/A        [14.59]    [2.94(1)]
Russell Growth Index (%)                       N/A        [18.29]   [11.42(1)]

(1)  Performance information is from December 1, 2000.

CMG SMALL CAP VALUE FUND

2004    2005
----    ----
22.92%  [___]%

                          For the periods shown above:
                         Best quarter: [4Q '04, +13.71%]
                         Worst quarter: [3Q '04, -1.10%]

AVERAGE ANNUAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2005

                                                                     LIFE OF
                                         INCEPTION DATE    1 YEAR   THE FUND
                                         --------------   -------   --------
Fund (%)                                     5/5/03
   Return Before Taxes                                    [22.92]   [36.46]
   Return After Taxes on Distribution                      [8.67]   [24.29]
   Return After Taxes on Distributions
and Sale of Fund Shares                                    [7.05]   [21.70]
Russell Value Index (%)                        N/A        [22.25]   [36.64(1)]
Russell Index (%)                              N/A        [18.33]   [33.83(1)]

(1)  Performance information is from May 5, 2003.

CMG SMALL CAP GROWTH FUND

2004    2005
----    ----
10.48%  [___]%

                          For the periods shown above:
                         Best quarter: [4Q '04, +13.16%]
                         Worst quarter: [3Q '04, -6.65%]

AVERAGE ANNUAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2005

                                                                     LIFE OF
                                         INCEPTION DATE    1 YEAR   THE FUND
                                         --------------   -------   --------
Fund (%)                                     5/5/03
   Return Before Taxes                                    [10.48]   [27.17]
   Return After Taxes on Distribution                     [20.62]   [34.43]
   Return After Taxes on Distributions
      and Sale of Fund Shares                             [15.41]   [30.40]
Russell Index (%)                              N/A        [14.31]   [30.91(1)]

(1)  Performance information is from May 5, 2003.

CMG INTERNATIONAL STOCK FUND

 1996    1997    1998    1999    2000     2001     2002     2003    2004    2005
-----   -----   -----   -----   ------   ------   ------   -----   -----   -----
16.77%  10.18%  12.17%  59.02%  -23.83%  -19.07%  -14.31%  33.81%  14.05%  [___]%

                          For the periods shown above:
                         Best quarter: [4Q '99, +32.73%]
                        Worst quarter: [3Q '98, -18.24%]

AVERAGE ANNUAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2005

                                         INCEPTION DATE    1 YEAR     5YEAR     10 YEAR
                                         --------------   -------   --------    -------
Fund (%)                                     2/1/94
   Return Before Taxes                                    [14.05]   [-4.21]      [6.92]
   Return After Taxes on Distribution                     [13.83]   [-4.99]      [4.26]
   Return After Taxes on Distributions
      and Sale of Fund Shares                             [10.01]   [-3.72]      [4.94]
MSCI EAFE Index                                N/A        [20.25]   [-1.13]      [5.62]
MSCI Index                                     N/A        [21.36]    [0.02]      [6.02]

CMG ENHANCED S&P 500((R)) INDEX FUND
CMG LARGE CAP VALUE FUND
CMG LARGE CAP GROWTH FUND
CMG MID CAP VALUE FUND
CMG MID CAP GROWTH FUND
CMG SMALL/MID CAP FUND
CMG SMALL CAP VALUE FUND
CMG SMALL CAP GROWTH FUND
CMG INTERNATIONAL STOCK FUND

Prospectus, December 1, 2005

Advised by Columbia Management Advisors, LLC

CMG Enhanced S&P 500((R))Index Fund,
CMG Large Cap Value Fund,
CMG Large Cap Growth Fund,
CMG Mid Cap Value Fund,
CMG Mid Cap Growth Fund,
CMG Small/Mid Cap Fund,
CMG Small Cap Value Fund,
CMG Small Cap Growth Fund and
CMG International Stock Fund
(each a "Fund," together the "Funds") are portfolios of CMG Fund Trust (the "Trust").

Although these securities have been registered with the Securities and Exchange Commission, the Commission has not approved or disapproved any shares offered in this prospectus or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee

Columbia Management (R)

Table of Contents

INFORMATION ABOUT THE FUNDS................................................    1
CMG ENHANCED S&P 500(R) INDEX FUND.........................................    1
   Investment Goal.........................................................    1
   Principal Investment Strategies.........................................    1
   Principal Investment Risks..............................................    2
   Performance History.....................................................    3
   Your Expenses...........................................................    5
   Financial Highlights....................................................    7
CMG LARGE CAP VALUE FUND...................................................    8
   Investment Goal.........................................................    8
   Principal Investment Strategies.........................................    8
   Principal Investment Risks..............................................    8
   Performance History.....................................................   10
   Your Expenses...........................................................   11
   Financial Highlights....................................................   13
CMG LARGE CAP GROWTH FUND..................................................   14
   Investment Goal.........................................................   14
   Principal Investment Strategies.........................................   14
   Principal Investment Risks..............................................   14
   Performance History.....................................................   15
   Your Expenses...........................................................   17
   Financial Highlights....................................................   19
CMG MID CAP VALUE FUND.....................................................   20
   Investment Goal.........................................................   20
   Principal Investment Strategies.........................................   20
   Principal Investment Risks..............................................   20
   Performance History.....................................................   22
   Your Expenses...........................................................   23
   Financial Highlights....................................................   25
CMG MID CAP GROWTH FUND....................................................   26
   Investment Goal.........................................................   26
   Principal Investment Strategies.........................................   26
   Principal Investment Risks..............................................   26
   Performance History.....................................................   27
   Your Expenses...........................................................   29
   Financial Highlights....................................................   31
CMG SMALL/MID CAP FUND.....................................................   32
   Investment Goal.........................................................   32
   Principal Investment Strategies.........................................   32
   Principal Investment Risks..............................................   32
   Performance History.....................................................   34
   Your Expenses...........................................................   35
   Financial Highlights....................................................   37

CMG SMALL CAP VALUE FUND...................................................   38
   Investment Goal.........................................................   38
   Principal Investment Strategies.........................................   38
   Principal Investment Risks..............................................   38
   Performance History.....................................................   40
   Your Expenses...........................................................   41
   Financial Highlights....................................................   43
CMG SMALL CAP GROWTH FUND..................................................   44
   Investment Goal.........................................................   44
   Principal Investment Strategies.........................................   44
   Principal Investment Risks..............................................   44
   Performance History.....................................................   45
   Your Expenses...........................................................   47
   Financial Highlights....................................................   49
CMG INTERNATIONAL STOCK FUND...............................................   50
   Investment Goal.........................................................   50
   Principal Investment Strategies.........................................   50
   Principal Investment Risks..............................................   50
   Performance History.....................................................   52
   Your Expenses...........................................................   53
   Financial Highlights....................................................   55
MANAGEMENT.................................................................   56
   Investment Advisor......................................................   56
   Management Fees and Portfolio Managers..................................   56
   Legal Proceedings.......................................................   61
INFORMATION ABOUT YOUR INVESTMENT..........................................   63
YOUR ACCOUNT...............................................................   63
   Buying Shares...........................................................   63
   Selling Shares..........................................................   63
   Fund Policy on Trading of Fund Shares...................................   64
   Intermediary Compensation...............................................   65
   Pricing of Shares.......................................................   65
DISTRIBUTIONS AND TAXES....................................................   66
   Income and Capital Gain Distributions...................................   66
   Tax Effect of Distributions and Transactions............................   66
MORE ABOUT THE FUNDS.......................................................   67
INVESTMENT STRATEGY........................................................   67
   Portfolio Securities and Foreign Issuers................................   67
   Derivatives.............................................................   68
   Portfolio Turnover......................................................   68
   Temporary Defensive Strategies..........................................   68
APPENDIX A.................................................................   69
FOR MORE INFORMATION.......................................................   74

Information About The Funds

The following is important information about the Funds offered by this Prospectus. For your convenience, concise descriptions of each Fund appear below. The descriptions provide the following information about each Fund:

-    INVESTMENT GOAL

-    PRINCIPAL INVESTMENT STRATEGIES

-    RISK FACTORS

-    PERFORMANCE HISTORY

-    YOUR EXPENSES

-    FINANCIAL HIGHLIGHTS

CMG Enhanced S&P 500(R) Index Fund

Investment Goal

The Fund seeks to outperform the total return, over the long term, of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index")/1/ that measures the investment returns of stocks of large U.S. companies, while maintaining overall portfolio characteristics similar to those of the benchmark.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks that are included in the S&P 500(R) Index. The S&P 500(R) Index is an unmanaged index that tracks the performance of 500 widely held large-capitalization U.S. stocks, and is not available for investment. The Fund may also hold stocks included in the Frank Russell 1000 Index ("Russell 1000").

The Fund's investment advisor tries to maintain a portfolio that matches the risk characteristics of the S&P 500(R) Index. The advisor will, from time to time, vary the number and percentages of the Fund's holdings to try to provide higher returns than the S&P 500(R) Index and to reduce the risk of underperforming the index over time. The Fund generally holds fewer stocks than the index and may hold securities that are not in the index.

In selecting investments for the Fund, the advisor uses quantitative analysis to evaluate the attractiveness of each potential investment. The advisor may examine a wide variety of factors classified, for example, as value measures (forward price-to-earnings, trailing price-to-earnings, book value-to-price, price-to-cash flow, etc.), growth measures (earnings growth, revenue growth, etc.), price momentum and/or earnings momentum (earnings change, estimate revision, earnings surprise, etc.), among others.

----------
/1/ "Standard & Poor's(R)" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by Columbia Management Advisors, LLC, the Fund's investment advisor, and certain of its affiliates. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of Standard & Poor's.

The Fund seeks to hold a higher percentage of attractive investments than the index and a lesser percentage, or none, of less attractive investments. In all cases, investments are selected with the intention of increasing return relative to the S&P 500(R) Index and/or reducing portfolio volatility relative to the S&P 500(R) Index.

The Fund may invest up to 10% of its total assets in foreign securities.

In addition, the advisor believes capital market inefficiencies may exist and may sometimes be exploited by using a variety of derivative instruments.

The advisor tries to control costs when it buys and sells securities for the Fund by using computerized systems called crossing networks that allow it to try to make trades at better prices and reduced commission rates.

The advisor may sell a stock when it believes other stocks in the index are more attractive investments, when the stock is removed from the index, or for other reasons.

As part of its investment strategy, the Fund may buy and sell securities frequently. Frequent trading of investments usually increases the chance that the Fund will pay investors short-term capital gains (which are taxable at higher rates than long-term capital gains). Frequent trading may also result in higher brokerage commissions and other transaction costs and additional tax liability, which could reduce the Fund's returns.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "More About The Funds."

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Statement of Additional Information.

Index funds are subject to indexing risk. Your investment in the Fund will typically decline in value when its index declines. Since the Fund is designed to track its index, the Fund is limited in its ability to offset declines in its index. In addition, because the Fund may not hold all issues included in its index, may not always be fully invested, and bears transactions costs and expenses, the Fund's performance may fail to match the performance of its index, after taking expenses into account.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance History

The bar chart below shows the Fund's calendar year total returns (before taxes) for its shares. The performance table following the bar chart shows how the Fund's average annual total returns for its shares compare with those of a broad measure of market performance for one year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

     Understanding Performance

     Calendar Year Total Returns show the Fund's performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses.

     Average Annual Total Returns are a measure of the Fund's average performance over the past one-year and for the life of the Fund periods. The table shows the returns of the Fund and includes the effects of Fund expenses.

     The Fund's returns are compared to the Standard & Poor's 500 Index ("S&P 500 Index"), an unmanaged index that tracks the performance of 500 widely held, large-capitalization U.S. stocks. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The use of fair valuation techniques by the Fund may contribute to deviations from the performance of an index because the valuations of the securities used in the index are not determined using the same fair valuation techniques used by the Fund (see the section "Your Account -- Other Information About Your Account").

Calendar Year Total Returns

                                     [CHART]

 2004
-----
11.35%

     The Fund's year-to-date total return through September 30, 2005 was +4.05%.

     For the period shown in bar chart:

Best Quarter: 4Q '04 +9.97%
Worst Quarter: 3Q '04 -1.14%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns -- for periods ended December 31, 2004

                                                                                           Life of the
                                                                 Inception Date   1 Year       Fund
                                                                 --------------   ------   -----------
Fund (%)                                                             5/5/03
   Return Before Taxes                                                             11.35   19.62
   Return After Taxes on Distributions                                             10.83   19.23
   Return After Taxes on Distributions and Sale of Fund Shares                      7.75   16.72

S&P 500 Index (%)                                                       N/A        10.88   19.67 /(1)/

(1)  Performance information is from May 5, 2003.

Your Expenses

Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

FEE TABLE

Shareholder fees (paid directly from your investment)    None

Annual Fund Operating Expenses
   (deducted directly from Fund assets)
   Management Fee /(1)/ (%)                              0.25
   Distribution and Service (12b-1) Fees (%)             0.00
   Other Expenses /(2)/ (%)                              0.04
                                                        -----
   Total Annual Fund Operating Expenses (%)              0.29
      Expense Reimbursement /(3)/ (%)                   (0.04)
                                                        -----
      Net Expenses (%)                                   0.25

(1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.

(2) "Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

(3) The Fund's investment advisor has contractually agreed to reimburse other expenses so that Total Annual Fund Operating Expenses do not exceed 0.25%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Example Expenses

Example expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return for each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table. Your actual costs may be higher or lower.

1 year   3 years   5 years   10 years
------   -------   -------   --------
  $26      $80       $150      $356

See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-547-1037.

Enhanced S&P 500(R) Index Fund

                                                     Year Ended July 31,
                                                     -------------------   Period Ended July 31,
                                                      2005         2004          2003/(a)/
                                                     ------       ------   ---------------------
Net asset value, beginning of period ($)              11.97        10.73         10.00
Income from investment operations ($):
   Net investment income/ (b)/                         0.24/(c)/    0.17          0.04
   Net realized and unrealized gain on investments     1.58         1.13          0.69
      Total from investment operations                 1.82         1.30          0.73
Less distributions declared to shareholders ($):
   From net investment income                         (0.20)       (0.05)           --
   From net realized gains                            (0.10)       (0.01)           --
      Total distributions declared to shareholders    (0.30)       (0.06)           --
Net asset value, end of period ($)                    13.49        11.97         10.73
   Total return (%) /(d)(e)/                          15.32        12.08          7.30/(f)/
Ratios/Supplemental data:
   Net assets, end of period (000's) ($)             91,633       98,247         9,134
   Ratio of net expenses to average net assets (%)     0.25         0.25          0.25/(g)/
   Ratio of net investment income to average net
      assets (%)                                       1.91         1.43          1.50/(g)/
   Reimbursement (%)                                   0.04         0.05          1.37/(g)/
   Portfolio turnover rate (%)                           49           60             2/(f)/

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.04 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

CMG Large Cap Value Fund

Investment Goal

The Fund seeks long-term growth by investing primarily in large capitalization ("large-cap") equities.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of large-cap companies. Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Index. As of October 31, 2005, that index included companies with capitalizations between approximately $796 million and $358 billion. All market capitalizations are determined at the time of purchase.

When purchasing securities for the Fund, the Fund's investment advisor will choose securities of companies it believes are undervalued.

     Understanding Value Investing

     In managing the Fund, the advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor tends to buy stocks that are attractive based on current prices and expectations for future earnings improvement from currently depressed operating levels. The advisor's strategy uses fundamental business and financial analyses supported by quantitative techniques.

The Fund may invest up to 15% of its assets in foreign securities, including American Depositary Receipts.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "More About the Funds."

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Statement of Additional Information.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stocks may fall, or may not approach the value the advisor has placed on it.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance History

The bar chart below shows the Fund's calendar year total returns (before taxes) for its shares. The performance table following the bar chart shows how the Fund's average annual total returns for its shares compare with those of a broad measure of market performance for one year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

     Understanding Performance

     Calendar Year Total Returns show the Fund's performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses.

     Average Annual Total Returns are a measure of the Fund's average performance over the past one-year and for the life of the Fund periods. The table shows the returns of the Fund and includes the effects of Fund expenses.

     The Fund's returns are compared to the Russell 1000 Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The use of fair valuation techniques by the Fund may contribute to deviations from the performance of an index because the valuations of the securities used in the index are not determined using the same fair valuation techniques used by the Fund (see the section "Your Account -- Other Information About Your Account").

Calendar Year Total Returns

                                     [CHART]

 2004
-----
13.51%

     The Fund's year-to-date total return through September 30, 2005 was +5.04%.

     For the period shown in bar chart:

Best Quarter: 4Q '04, +8.33%
Worst Quarter: 2Q '04, +0.44%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns -- for periods ended December 31, 2004

                                                                                           Life of the
                                                                 Inception Date   1 Year       Fund
                                                                 --------------   ------   -----------
Fund (%)                                                             9/10/03
   Return Before Taxes                                                             13.51    17.69
   Return After Taxes on Distributions                                             13.16    17.38
   Return After Taxes on Distributions and Sale of Fund Shares                      9.24    15.09

Russell Index (%)                                                        N/A       16.49    22.26/(1)/

(1)  Performance information is from September 10, 2003.

Your Expenses

Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

FEE TABLE

Shareholder fees (paid directly from your investment)    None
Annual Fund Operating Expenses
   (deducted directly from Fund assets)
   Management Fee /(1)/ (%)                              0.50
   Distribution and Service (12b-1) Fees (%)             0.00
   Other Expenses /(2)/ (%)                              0.07
                                                        -----
   Total Annual Fund Operating Expenses (%)              0.57
      Expense Reimbursement /(3)/ (%)                   (0.07)
                                                        -----
      Net Expenses (%)                                   0.50

(1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.

(2) "Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

(3) The Fund's investment advisor has contractually agreed to reimburse other expenses so that Total Annual Fund Operating Expenses do not exceed 0.50%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Example Expenses

Example expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return for each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table. Your actual costs may be higher or lower.

1 year   3 years   5 years   10 years
------   -------   -------   --------
  $51      $160      $296      $692

 See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-547-1037.

Large Cap Value Fund

                                                                Year Ended        Period Ended
                                                              July 31, 2005   July 31, 2004 /(a)/
                                                              -------------   -------------------
Net asset value, beginning of period ($)                        11.09              10.00
Income from investment operations ($):
   Net investment income /(b)/                                   0.24               0.18
   Net realized and unrealized gain on investments               1.46               0.93
      Total from investment operations                           1.70               1.11
Less distributions declared to shareholders ($):
   From net investment income                                   (0.22)             (0.02)
   From net realized gains                                      (0.03)                --
      Total distributions declared to shareholders              (0.25)             (0.02)
Net asset value, end of period ($)                              12.54              11.09
   Total return (%) /(c)(d)/                                    15.41/(e)/         11.15/(f)/
Ratios/Supplemental data:
   Net assets, end of period (000's) ($)                       38,731             47,855
   Ratio of net expenses to average net assets (%)               0.50               0.50/(g)/
   Ratio of net investment income to average net assets (%)      1.99               1.86/(g)/
   Reimbursement (%)                                             0.07               0.14/(g)/
   Portfolio turnover rate (%)                                     45                 46/(f)/

(a) The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.

(e) Total return includes a reimbursement of loss experienced by the Fund due to compliance violation. The reimbursement had an impact of less than 0.01% on the total return.

(f)  Not annualized.

(g)  Annualized.

CMG Large Cap Growth Fund

Investment Goal

The Fund seeks long-term growth by investing primarily in large capitalization ("large-cap") equities.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of large-cap companies. Large-cap stocks are stocks of large-size companies that have market capitalizations similar in size to those companies in the Russell 1000 Index. As of October 31, 2005, that index included companies with capitalizations between approximately $796 million and $358 billion. All market capitalizations are determined at the time of purchase.

The Fund will invest primarily in common stocks of companies that the Fund's investment advisor believes offer long-term, above-average earnings growth. These companies, as compared to the overall market, tend to have attractive valuations, strong competitive positions within their industry groups and the ability to grow using internal resources. Growth stocks generally trade with higher price/earnings ratios, reflecting investors' willingness to pay a higher share price for potentially steady or higher earnings growth.

The Fund may invest up to 15% of its assets in foreign securities, including American Depositary Receipts.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "More About the Funds."

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Statement of Additional Information.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance History

The bar chart below shows the Fund's calendar year total returns (before taxes) for its shares. The performance table following the bar chart shows how the Fund's average annual total returns for its shares compare with those of a broad measure of market performance for one year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

     Understanding Performance

     Calendar Year Total Returns show the Fund's performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses.

     Average Annual Total Returns are a measure of the Fund's average performance over the past one-year and for the life of the Fund periods. The table shows the returns of the Fund and includes the effects of Fund expenses.

     The Fund's returns are compared to the Russell 1000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The use of fair valuation techniques by the Fund may contribute to deviations from the performance of an index because the valuations of the securities used in the index are not determined using the same fair valuation techniques used by the Fund (see the section "Your Account -- Other Information About Your Account").

Calendar Year Total Returns

                                     [CHART]

2004
----
8.28%

     The Fund's year-to-date total return through September 30, 2005 was +3.07%.

     For the period shown in bar chart:

Best Quarter: 4Q '04 +11.32%
Worst Quarter: 3Q '04 -5.58%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns -- for periods ended December 31, 2004

                                                                                           Life of the
                                                                 Inception Date   1 Year       Fund
                                                                 --------------   ------   -----------
Fund (%)                                                             9/10/03
   Return Before Taxes                                                             8.28    11.32
   Return After Taxes on Distributions                                             8.15    11.21
   Return After Taxes on Distributions and Sale of Fund Shares                     5.55     9.64

Russell Index (%)                                                        N/A       6.30    10.37 /(1)/

(1)  Performance information is from September 10, 2003.

Your Expenses

Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

FEE TABLE

Shareholder fees (paid directly from your investment)    None

Annual Fund Operating Expenses
   (deducted directly from Fund assets)
   Management Fee /(1)/ (%)                              0.50
   Distribution and Service (12b-1) Fees (%)             0.00
   Other Expenses /(2)/ (%)                              0.07
                                                        -----
   Total Annual Fund Operating Expenses (%)              0.57
   Expense Reimbursement /(3)/ (%)                      (0.07)
                                                        -----
   Net Expenses (%)                                      0.50

(1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.

(2) "Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

(3) The Fund's investment advisor has contractually agreed to reimburse other expenses so that Total Annual Fund Operating Expenses do not exceed 0.50%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Example Expenses

Example expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return for each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table. Your actual costs may be higher or lower.

1 year   3 years   5 years   10 years
------   -------   -------   --------
  $51      $160      $296      $692

See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-547-1037.

Large Cap Growth Fund

                                                                Year Ended        Period Ended
                                                              July 31, 2005   July 31, 2004 /(a)/
                                                              -------------   -------------------
Net asset value, beginning of period ($)                        10.25              10.00
Income from investment operations ($):
   Net investment income /(b)/                                   0.12 /(c)/         0.03
   Net realized and unrealized gain on investments               1.37               0.23
      Total from investment operations                           1.49               0.26
Less distributions declared to shareholders ($):
   From net investment income                                   (0.09)             (0.01)
Net asset value, end of period ($)                              11.65              10.25
   Total return (%) /(d)(e)/                                    14.55               2.57 /(f)/
Ratios/Supplemental data:
   Net assets, end of period (000's) ($)                       40,312             40,684
   Ratio of net expenses to average net assets (%)               0.50               0.50 /(g)/
   Ratio of net investment income to average net assets (%)      1.07               0.31 /(g)/
   Reimbursement (%)                                             0.07               0.14 /(g)/
   Portfolio turnover rate (%)                                    120                114 /(f)/

(a) The Fund commenced investment operations on September 10, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

CMG Mid Cap Value Fund

Investment Goal

The Fund seeks long-term growth by investing in middle capitalization ("mid-cap") equities.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of mid-cap companies. Mid-cap stocks are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell Midcap Value Index. As of October 31, 2005, that index included companies with capitalizations between approximately $796 million and $16 billion. All market capitalizations are determined at the time of purchase.

When purchasing securities for the Fund, the Fund's investment advisor will choose securities of companies it believes are undervalued.

     Understanding Value Investing

     In managing the Fund, the advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor tends to buy stocks that are attractive based on current prices and expectations for future earnings improvement from currently depressed operating levels. The advisor's strategy uses fundamental business and financial analyses supported by quantitative techniques.

The Fund may invest in real estate investment trusts.

The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "More About the Funds."

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Statement of Additional Information.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stocks may fall, or may not approach the value the advisor has placed on it.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance History

The bar chart below shows the Fund's calendar year total returns (before taxes) for its shares. The performance table following the bar chart shows how the Fund's average annual total returns for its shares compare with those of a broad measure of market performance for one year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

     Understanding Performance

     Calendar Year Total Returns show the Fund's performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses.

     Average Annual Total Returns are a measure of the Fund's average performance over the past one-year and for the life of the Fund periods. The table shows the returns of the Fund and includes the effects of Fund expenses.

     The Fund's returns are compared to the Russell Midcap Value Index ("Russell Index"), an unmanaged index that measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The use of fair valuation techniques by the Fund may contribute to deviations from the performance of an index because the valuations of the securities used in the index are not determined using the same fair valuation techniques used by the Fund (see the section "Your Account -- Other Information About Your Account").

Calendar Year Total Returns

                                     [CHART]

 2004
-----
15.91%

     The Fund's year-to-date total return through September 30, 2005 was +9.53%.

     For the period shown in bar chart:

Best Quarter: 4Q '04, +9.87%
Worst Quarter: 3Q '04, -2.13%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns -- for periods ended December 31, 2004

                                                                                           Life of the
                                                                 Inception Date   1 Year       Fund
                                                                 --------------   ------   -----------
Fund (%)                                                             5/5/03
   Return Before Taxes                                                             15.91   23.33
   Return After Taxes on Distributions                                             15.67   23.13
   Return After Taxes on Distributions and Sale of Fund Shares                     10.61   19.98

Russell Index (%)                                                       N/A        23.71   34.27 /(1)/

(1)  Performance information is from May 5, 2003.

Your Expenses

Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

FEE TABLE

Shareholder fees (paid directly from your investment)    None

Annual Fund Operating Expenses
   (deducted directly from Fund assets)
   Management Fee /(1)/ (%)                              0.70
   Distribution and Service (12b-1) Fees (%)             0.00
   Other Expenses /(2)/ (%)                              0.19
                                                        -----
   Total Annual Fund Operating Expenses (%)              0.89
      Expense Reimbursement /(3)/ (%)                   (0.19)
                                                        -----
      Net Expenses (%)                                   0.70

(1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.

(2) "Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

(3) The Fund's investment advisor has contractually agreed to reimburse other expenses so that Total Annual Fund Operating Expenses do not exceed 0.70%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Example Expenses

Example expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return for each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table. Your actual costs may be higher or lower.

1 year   3 years   5 years   10 years
------   -------   -------   --------
  $72      $224      $434      $1,041

See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-547-1037.

Mid Cap Value Fund

                                                                 Year Ended
                                                                  July 31,           Period Ended
                                                              ---------------          July 31,
                                                               2005      2004         2003 /(a)/
                                                              ------   ------        ------------
Net asset value, beginning of period ($)                       12.58    10.69         10.00
Income from investment operations ($):
   Net investment income /(b)/                                  0.11     0.07          0.01
   Net realized and unrealized gain on investments              2.66     1.84          0.68
      Total from investment operations                          2.77     1.91          0.69
Less distributions declared to shareholders ($):
   From net investment income                                  (0.09)   (0.02)           --
   From net realized gains                                     (0.09)      -- /(c)/      --
      Total distributions declared to shareholders             (0.18)   (0.02)           --
Net asset value, end of period ($)                             15.17    12.58         10.69
   Total return (%) /(d)(e)/                                   22.14    17.91          6.90 /(f)/
Ratios/Supplemental data:
   Net assets, end of period (000's) ($)                      21,277   21,994         2,651
   Ratio of net expenses to average net assets (%)              0.70     0.70          0.70 /(g)/
   Ratio of net investment income to average net assets (%)     0.78     0.54          0.49 /(g)/
   Waiver/reimbursement (%)                                     0.19     0.20          3.61 /(g)/
   Portfolio turnover rate (%)                                    59        9             2 /(f)/

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e) Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

CMG Mid Cap Growth Fund

Investment Goal

The Fund seeks long-term growth by investing in middle capitalization ("mid-cap") equities.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of mid-cap companies. Mid-cap stocks are stocks of mid-size companies that have market capitalizations similar in size to those companies in the Russell Midcap Growth Index. As of October 31, 2005, that index included companies with capitalizations between approximately $858 million and $16 billion. All market capitalizations are determined at the time of purchase.

The Fund will invest primarily in common stocks of companies that the Fund's investment advisor believes offer long-term, above-average earnings growth. These companies, as compared to the overall market, tend to have attractive valuations, strong competitive positions within their industry groups and the ability to grow using internal resources. Growth stocks generally trade with higher price/earnings ratios, reflecting investors' willingness to pay a higher share price for potentially steady or higher earnings growth.

The Fund may invest up to 15% of its assets in foreign securities, including American Depositary Receipts.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "More About the Funds."

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Statement of Additional Information.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance History

The bar chart below shows the Fund's calendar year total returns (before taxes) for its shares. The performance table following the bar chart shows how the Fund's average annual total returns for its shares compare with those of a broad measure of market performance for one year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

     Understanding Performance

     Calendar Year Total Returns show the Fund's performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses.

     Average Annual Total Returns are a measure of the Fund's average performance over the past one-year and for the life of the Fund periods. The table shows the returns of the Fund and includes the effects of Fund expenses.

     The Fund's returns are compared to the Russell Midcap Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The use of fair valuation techniques by the Fund may contribute to deviations from the performance of an index because the valuations of the securities used in the index are not determined using the same fair valuation techniques used by the Fund (see the section "Your Account -- Other Information About Your Account").

Calendar Year Total Returns

                                     [CHART]

2004
----
7.32%

     The Fund's year-to-date total return through September 30, 2005 was +11.88%.

     For the period shown in bar chart:

Best Quarter: 4Q '04 +15.59%
Worst Quarter: 3Q '04 -6.85%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns -- for periods ended December 31, 2004

                                                                   Life of the
                                         Inception Date   1 Year       Fund
                                         --------------   ------   -----------
Fund (%)                                     5/5/03
   Return Before Taxes                                      7.32   17.46
   Return After Taxes on Distributions                      7.32   17.45
   Return After Taxes on Distributions
      and Sale of Fund Shares                               4.76   14.95

Russell Index (%)                               N/A        15.48   27.85 /(1)/

(1)  Performance information is from May 5, 2003.

Your Expenses

Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

FEE TABLE

Shareholder fees (paid directly from your investment)    None

Annual Fund Operating Expenses
   (deducted directly from Fund assets)
   Management Fee /(1)/ (%)                              0.70
   Distribution and Service (12b-1) Fees (%)             0.00
   Other Expenses /(2)/ (%)                              0.21
                                                        -----
   Total Annual Fund Operating Expenses (%)              0.91
      Expense Reimbursement /(3)/ (%)                   (0.21)
                                                        -----
      Net Expenses (%)                                   0.70

(1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.

(2) "Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

(3) The Fund's investment advisor has contractually agreed to reimburse other expenses so that Total Annual Fund Operating Expenses do not exceed 0.70%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Example Expenses

Example expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return for each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table. Your actual costs may be higher or lower.

1 year   3 years   5 years   10 years
------   -------   -------   --------
  $72      $224      $439     $1,058

See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-597-1037.

Mid Cap Growth Fund

                                                            Year Ended July 31,   Period Ended July 31,
                                                            -------------------   ---------------------
                                                               2005     2004           2003 /(a)/
                                                              ------   ------          ----------
Net asset value, beginning of period ($)                       11.04    10.93          10.00
Income from investment operations ($):
   Net investment loss /(b)/                                   (0.03)   (0.05)         (0.01)
   Net realized and unrealized gain on investments              3.14     0.17           0.94
      Total from investment operations                          3.11     0.12           0.93
Less distributions declared to shareholders ($):
   From net realized gains                                        --    (0.01)            --
Net asset value, end of period ($)                             14.15    11.04          10.93
   Total return (%) /(c)(d)/                                   28.17     1.06           9.30 /(e)/
Ratios/Supplemental data:
   Net assets, end of period (000's) ($)                      24,881   19,284          2,161
   Ratio of net expenses to average net assets (%)              0.70     0.70           0.70 /(f)/
   Ratio of net investment loss to average net assets (%)      (0.21)   (0.38)         (0.44) /(f)/
   Reimbursement (%)                                            0.21     0.22           3.85 /(f)/
   Portfolio turnover rate (%)                                   141      169             23 /(e)/

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

CMG Small/Mid Cap Fund

Investment Goal

The Fund seeks long-term capital appreciation by investing in small capitalization ("small-cap") and middle capitalization ("mid-cap") equities.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small-cap and mid-cap companies. Generally, such companies will have a market capitalization equal to or less than 300 percent of the dollar weighted median market capitalization of the S&P MidCap 400 Index (as of October 31, 2005, securities of a company with a market capitalization of $9.75 billion or less would be eligible for purchase by the Fund under this definition).

The Fund will invest primarily in common stocks of companies that the Fund's investment advisor believes offer long-term, above-average earnings growth. These companies, as compared to the overall market, tend to have attractive valuations, strong competitive positions within their industry groups and the ability to grow using internal resources. The Fund intends to focus on growth stocks, which generally trade with higher price/earnings ratios, reflecting investors' willingness to pay a higher share price for potentially steady or higher earnings growth.

The Fund may invest up to 15% of its assets in foreign securities, including American Depositary Receipts.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "More About the Funds."

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Statement of Additional Information.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance History

The bar chart below shows the Fund's calendar year total returns (before taxes) for its shares. The performance table following the bar chart shows how the Fund's average annual total returns for its shares compare with those of broad measures of market performance for one year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

     Understanding Performance

     Calendar Year Total Returns show the Fund's performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses.

     Average Annual Total Returns are a measure of the Fund's average performance over the past one-year and for the life of the Fund periods. The table shows the returns of the Fund and includes the effects of Fund expenses.

     The Fund's returns are compared to the Russell 2500 Growth Index ("Russell Growth Index"), an unmanaged index that measures the performance of those Russell 2500 Index companies with higher price-to-book ratios and higher forecasted growth values. The Fund's returns are also compared to the Russell 2500 Index ("Russell Index"), an unmanaged index that tracks the performance of the 2,500 smallest companies of the Russell 3000 Index. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The use of fair valuation techniques by the Fund may contribute to deviations from the performance of an index because the valuations of the securities used in the index are not determined using the same fair valuation techniques used by the Fund (see the section "Your Account -- Other Information About Your Account").

Calendar Year Total Returns

                                     [CHART]

 2001     2002     2003    2004
------   ------   -----   -----
-17.82%  -22.81%  37.41%  11.02%

The Fund's year-to-date total return through September 30, 2005 was +12.12%.

For the period shown in bar chart:

Best Quarter: 2Q '03 +17.49%
Worst Quarter: 3Q '01 -20.54%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns -- for periods ended December 31, 2004

                                                                                           Life of the
                                                                 Inception Date   1 Year       Fund
                                                                 --------------   ------   -----------
Fund (%)                                                             12/1/00
   Return Before Taxes                                                             11.02    1.15
   Return After Taxes on Distributions                                             11.02    1.15
   Return After Taxes on Distributions and Sale of Fund Shares                      7.16    0.98

Russell Growth Index (%)                                                 N/A       14.59    2.94 /(1)/

Russell Index (%)                                                        N/A       18.29   11.42 /(1)/

(1)  Performance information is from December 1, 2000.

Your Expenses

Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

FEE TABLE

Shareholder fees (paid directly from your investment)
Annual Fund Operating Expenses                           None
   (deducted directly from Fund assets)
   Management Fee /(1)/ (%)                              0.75
   Distribution and Service (12b-1) Fees (%)             0.00
   Other Expenses /(2)/ (%)                              0.09
                                                        -----
   Total Annual Fund Operating Expenses (%)              0.84
      Expense Reimbursement /(3)/ (%)                   (0.09)
                                                        -----
      Net Expenses (%)                                   0.75

(1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.

(2) "Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

(3) The Fund's investment advisor has contractually agreed to reimburse other expenses so that Total Annual Fund Operating Expenses do not exceed 0.75%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Example Expenses

Example expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return for each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table. Your actual costs may be higher or lower.

1 year   3 years   5 years   10 years
------   -------   -------   --------
  $77      $240      $438     $1,011

See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-547-1037.

Small/Mid Cap Fund

                                                                           Period                            Period
                                            Year Ended July 31,             Ended           Year Ended       Ended
                                           ---------------------          July 31,         October 31,    October 31,
                                            2005           2004          2003 /(a)/            2002        2001/(b)/
                                           ------         ------         ----------        ------------   -----------
Net asset value, beginning of
   period ($)                                8.77           8.30           6.96              8.00          10.00
Income from investment
   operations ($):
   Net investment loss                      (0.04) /(c)/   (0.05) /(c)/   (0.03) /(c)/      (0.04)/(c)/    (0.02)
   Net realized and unrealized gain
      (loss) on investments                  2.76           0.52           1.37             (1.00)         (1.98)
   Total from investment operations          2.72           0.47           1.34             (1.04)         (2.00)
Net asset value, end of period ($)          11.49           8.77           8.30              6.96           8.00
   Total return (%) /(d)(e)/                31.01           5.66          19.25 /(f)/      (13.00)        (20.00)/(f)/
Ratios/Supplemental data:
   Net assets, end of period (000's) ($)   38,755         50,662         73,926            54,769         49,391
   Ratio of net expenses to average net
      assets (%)                             0.75           0.75           0.78 /(g)(h)/     0.80/(g)/      0.80/(g)(h)/
   Ratio of net investment loss to
      average net assets (%)                (0.37)         (0.49)         (0.50) /(g)(h)/   (0.45)/(g)/    (0.23)/(g)(h)/
   Reimbursement (%)                         0.09           0.06           0.06 /(h)/        0.06           0.17/(h)/
   Portfolio turnover rate (%)                170             91             84 /(f)/         125            167/(f)/

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b) The Fund commenced investment operations on December 1, 2000. Per share data, total return and portfolio turnover rate reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d)  Total return at net asset value.

(e) Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(h)  Annualized.

CMG Small Cap Value Fund

Investment Goal

The Fund seeks long-term growth by investing in small capitalization ("small-cap") equities.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small-cap companies. Small-cap stocks are stocks of small-size companies that have market capitalizations similar in size to those companies in the Russell 2000 Index. As of October 31, 2005, that index included companies with capitalizations between approximately $17 million and $35 billion. All market capitalizations are determined at the time of purchase.

When purchasing securities for the Fund, the Fund's investment advisor will choose securities of companies it believes are undervalued.

     Understanding Value Investing

     In managing the Fund, the advisor uses a value investing strategy that focuses on buying stocks cheaply when they are undervalued or "out of favor." The advisor tends to buy stocks that are attractive based on current prices and expectations for future earnings improvement from currently depressed operating levels. The advisor's strategy uses fundamental business and financial analyses supported by quantitative techniques.

The Fund may invest in real estate investment trusts.

The Fund may invest up to 20% of its assets in foreign securities, including American Depositary Receipts.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "More About the Funds."

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Statement of Additional Information.

The Fund may invest in real estate investment trusts ("REITs"). REITs are entities which either own properties or make construction or mortgage loans. REITs also may include operating or finance companies. Investing in REITs involves certain unique risks in addition to those risks associated with the real estate industry in general. The prices of REITs are affected by changes in the value of the underlying property owned by the REITs. In addition, although the Fund does not invest directly in real estate, a REIT investment by the Fund is subject to certain of the risks associated with the ownership of real estate. These risks include possible declines in the value of real estate, risks related to general and local economic conditions, possible lack of availability of mortgage funds and changes in interest rates.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the advisor's opinion, undervalued. If the advisor's assessment of a company's prospects is wrong, the price of the company's stocks may fall, or may not approach the value the advisor has placed on it.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance History

The bar chart below shows the Fund's calendar year total returns (before taxes) for its shares. The performance table following the bar chart shows how the Fund's average annual total returns for its shares compare with those of broad measures of market performance for one year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

     Understanding Performance

     Calendar Year Total Returns show the Fund's performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses.

     Average Annual Total Returns are a measure of the Fund's average performance over the past one-year and for the life of the Fund periods. The table shows the returns of the Fund and includes the effects of Fund expenses.

     The Fund's returns are compared to the Russell 2000 Value Index ("Russell Value Index"), an unmanaged index that tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Fund's returns are also compared to the Russell 2000 Index ("Russell Index"), an unmanaged index that tracks the performance of the 2,000 smallest of the 3,000 largest U.S. companies based on market capitalization. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The use of fair valuation techniques by the Fund may contribute to deviations from the performance of an index because the valuations of the securities used in the index are not determined using the same fair valuation techniques used by the Fund (see the section "Your Account -- Other Information About Your Account").

Calendar Year Total Returns

                                     [CHART]

 2004
-----
22.92%

     The Fund's year-to-date total return through September 30, 2005 was +4.70%.

     For the period shown in bar chart:

Best Quarter: 4Q '04 +13.71%
Worst Quarter: 3Q '04 -1.10%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns -- for periods ended December 31, 2004

                                                                                           Life of the
                                                                 Inception Date   1 Year       Fund
                                                                 --------------   ------   -----------
Fund (%)                                                             5/5/03
   Return Before Taxes                                                             22.92    36.46
   Return After Taxes on Distributions                                              8.67    24.29
   Return After Taxes on Distributions and Sale of Fund Shares                      7.05    21.70

Russell Value Index (%)                                                 N/A        22.25    36.64/(1)/

Russell Index (%)                                                       N/A        18.33    33.83/(1)/

(1)  Performance information is from May 5, 2003.

Your Expenses

Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

FEE TABLE

Shareholder fees (paid directly from your investment)    None

Annual Fund Operating Expenses
   (deducted directly from Fund assets)
   Management Fee /(1)/ (%)                              0.80
   Distribution and Service (12b-1) Fees (%)             0.00
   Other Expenses /(2)/ (%)                              0.12
                                                        -----
   Total Annual Fund Operating Expenses (%)              0.92
      Expense Reimbursement /(3)/ (%)                   (0.12)
                                                        -----
      Net Expenses (%)                                   0.80

(1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.

(2) "Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

(3) The Fund's investment advisor has contractually agreed to reimburse other expenses so that Total Annual Fund Operating Expenses do not exceed 0.80%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Example Expenses

Example expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return for each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. The examples take into account the expense reimbursement described in Footnote 3 to the above Fee Table. Your actual costs may be higher or lower.

1 year   3 years   5 years   10 years
------   -------   -------   --------
  $82      $255      $472     $1,096

 See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-547-1037.

Small Cap Value Fund

                                                        Year Ended July 31,
                                                        -------------------   Period Ended July 31,
                                                           2005     2004            2003/(a)/
                                                          ------   ------     ---------------------
Net asset value, beginning of period ($)                   13.91    11.29           10.00
Income from investment operations ($):
   Net investment income /(b)/                              0.11     0.11            0.02
   Net realized and unrealized gain on investments          3.11     2.79            1.27
      Total from investment operations                      3.22     2.90            1.29
Less distributions declared to shareholders ($):
   From net investment income                              (0.10)   (0.06)             --
   From net realized gains                                 (0.97)   (0.22)             --
      Total distributions declared to shareholders         (1.07)   (0.28)             --
Net asset value, end of period ($)                         16.06    13.91           11.29
   Total return (%) /(c)(d)/                               23.57    25.79           12.90/(e)/
Ratios/Supplemental data:
   Net assets, end of period (000's) ($)                  36,989   40,356          21,356
   Ratio of net expenses to average net assets (%)          0.80     0.80            0.80/(f)/
   Ratio of net investment income to average net
      assets (%)                                            0.77     0.82            0.66/(f)/
   Reimbursement (%)                                        0.12     0.09            0.36/(f)/
   Portfolio turnover rate (%)                                41       53               5/(e)/

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

CMG Small Cap Growth Fund

Investment Goal

The Fund seeks long-term growth by investing in small capitalization ("small-cap") equities.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of small-cap companies. Small-cap stocks are stocks of small-cap companies that have market capitalizations similar in size to those companies in the Russell 2000 Growth Index. As of October 31, 2005, that index included companies with capitalizations between approximately $17 million and $35 billion. All market capitalizations are determined at the time of purchase.

The Fund will invest primarily in common stocks of companies that that Fund's investment advisor believes offer long-term, above-average earnings growth. These companies, as compared to the overall market, tend to have attractive valuations, strong competitive positions within their industry groups and the ability to grow using internal resources. Growth stocks generally trade with higher price/earnings ratios, reflecting investors' willingness to pay a higher share price for potentially steady or higher earnings growth.

The Fund may invest up to 15% of its assets in foreign securities, including American Depositary Receipts.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "More About the Funds."

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Statement of Additional Information.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance History

The bar chart below shows the Fund's calendar year total returns (before taxes) for its shares. The performance table following the bar chart shows how the Fund's average annual total returns for its shares compare with those of a broad measure of market performance for one year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower.

Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

     Understanding Performance

     Calendar Year Total Returns show the Fund's performance for each complete calendar year since the Fund commenced operations. They include the effects of Fund expenses.

     Average Annual Total Returns are a measure of the Fund's average performance over the past one-year and for the life of the Fund periods. The table shows the returns of the Fund and includes the effects of Fund expenses.

     The Fund's returns are compared to the Russell 2000 Growth Index ("Russell Index"), an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The use of fair valuation techniques by the Fund may contribute to deviations from the performance of an index because the valuations of the securities used in the index are not determined using the same fair valuation techniques used by the Fund (see the section "Your Account -- Other Information About Your Account").

Calendar Year Total Returns

                                     [CHART]

2004
-----
10.48%

     The Fund's year-to-date total return through September 30, 2005 was +2.57%.

     For the period shown in bar chart:

Best Quarter: 4Q '04 +13.16%
Worst Quarter: 3Q '04 -6.65%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns -- for periods ended December 31, 2004

                                                                                           Life of the
                                                                 Inception Date   1 Year       Fund
                                                                 --------------   ------   -----------
Fund (%)                                                             5/5/03
   Return Before Taxes                                                             10.48   27.17
   Return After Taxes on Distributions                                             20.62   34.43
   Return After Taxes on Distributions and Sale of Fund Shares                     15.41   30.40

Russell Index (%)                                                       N/A        14.31   30.91 /(1)/

(1)  Performance information is from May 5, 2003.

Your Expenses

Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

FEE TABLE

Shareholder fees (paid directly from your investment)    None

Annual Fund Operating Expenses
   (deducted directly from Fund assets)
   Management Fee /(1)/ (%)                              0.80
   Distribution and Service (12b-1) Fees (%)             0.00
   Other Expenses /(2)/ (%)                              0.12
                                                        -----
   Total Annual Fund Operating Expenses (%)              0.92
      Expense Reimbursement /(3)/ (%)                   (0.12)
                                                        -----
      Net Expenses (%)                                   0.80

(1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.

(2) "Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

(3) The Fund's investment advisor has contractually agreed to reimburse other expenses so that Total Annual Fund Operating Expenses do not exceed 0.80%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Example Expenses

Example expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return for each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table. Your actual costs may be higher or lower.

1 year   3 years   5 years   10 years
------   -------   -------   --------
  $82      $255      $472     $1,096

See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-547-1037.

Small Cap Growth Fund

                                                            Year Ended July 31,
                                                            -------------------   Period Ended July 31,
                                                               2005     2004            2003 /(a)/
                                                              ------   ------     ---------------------
Net asset value, beginning of period ($)                       11.99    11.53          10.00
Income from investment operations ($):
   Net investment loss /(b)/                                   (0.07)   (0.08)         (0.02)
   Net realized and unrealized gain on investments              2.38     1.35           1.55
      Total from investment operations                          2.31     1.27           1.53
Less distributions declared to shareholders ($):
   From net realized gains                                     (0.74)   (0.81)            --
Net asset value, end of period ($)                             13.56    11.99          11.53
   Total return (%) /(c)(d)/                                   19.47    10.74          15.30 /(e)/
Ratios/Supplemental data:
   Net assets, end of period (000's) ($)                      38,645   35,727         21,006
   Ratio of net expenses to average net assets (%)              0.80     0.80           0.80 /(f)/
   Ratio of net investment loss to average net assets (%)      (0.56)   (0.60)         (0.62) /(f)/
   Reimbursement (%)                                            0.12     0.10           0.35 /(f)/
   Portfolio turnover rate (%)                                    48       66             37 /(e)/

(a) The Fund commenced investment operations on May 5, 2003. Per share data, total return and portfolio turnover rate reflect activity from that date.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

CMG International Stock Fund

Investment Goal

The Fund seeks long-term capital appreciation.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies from at least three countries other than the United States and may invest in companies located anywhere in the world, other than the United States. The Fund's objective is to consistently outperform the Morgan Stanley Capital International ("MSCI") Europe, Australasia, Far East ("EAFE") Index ("MSCI EAFE Index"), a widely accepted benchmark of non-U.S. stock market performance. While the Fund's investments are not limited as to market capitalization, the Fund intends to invest primarily in companies considered to be large and well-established, based on standards of the applicable country or foreign market. A portion of the Fund may be invested in equity securities of issuers of emerging markets. Most of the Fund's stocks will be denominated in foreign currencies. This means that their value will be affected by changes in the exchange rate between the U.S. dollar and foreign currencies.

The Fund's investment advisor uses a bottom-up analysis to conduct in-depth company research in order to identify attractive securities for investment. Fundamental security analysis is used to evaluate the merits of individual companies being considered for investment. All stocks in the available investment universe will be rated according to a pre-determined set of criteria including measures of relative valuation, operating efficiency, capital discipline, accounting conservatism and timeliness, all of which have demonstrated effectiveness in predicting future out performance. Stocks ranking in the highest levels of attractiveness on these metrics will be subjected to rigorous fundamental evaluation. We look for companies with improving trends in revenue and earnings, rising returns on capital and strong or improving cash generation. Stocks deemed attractive after this second stage of evaluation will comprise the primary list of investment prospects.

In addition to investing directly in foreign equity securities, the Fund may also purchase securities in the form of American Depository Receipts and Global Depository Receipts.

The Fund may invest in smaller companies when these securities offer attractive opportunities consistent with the Fund's investment goal.

Additional strategies that are not principal investment strategies and the risks associated with them are described later in this prospectus under "More About the Funds."

Principal Investment Risks

The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Statement of Additional Information.

Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector.

Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

Because the Fund invests predominantly in foreign securities, the Fund may be particularly susceptible to market timers. Market timers generally attempt to take advantage of the way the Fund prices its shares by trading based on market information they expect will lead to a change in the Fund's net asset value on the next pricing day. Market timing activity may be disruptive to Fund management and, since a market timer's profits are effectively paid directly out of the Fund's assets, may negatively impact the investment returns of other shareholders. Although the Fund has adopted certain policies and methods intended to identify and discourage frequent trading based on this strategy, it cannot ensure that all such activity can be identified or terminated.

Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

An investment in the Fund is not a deposit in a bank and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance History

The bar chart below shows the Fund's calendar year total returns (before taxes) for its shares. The performance table following the bar chart shows how the Fund's average annual total returns for its shares compare with those of broad measures of market performance for one year, five years and ten years. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

     Understanding Performance

     Calendar Year Total Returns show the Fund's performance for each of the last ten complete calendar years. They include the effects of Fund expenses.

     Average Annual Total Returns are a measure of the Fund's average performance over the past one-year, five-year and ten-year periods. The table shows the returns of the Fund and includes the effects of Fund expenses.

     The Fund's returns are compared to the MSCI EAFE Index, a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Fund's returns are also compared to the MSCI All Country World ex U.S. Index ("MSCI Index"), an unmanaged index of global stock market performance that includes developed and emerging markets but excludes the U.S. Unlike the Fund, indices are not investments, do not incur fees, expenses or taxes and are not professionally managed. The use of fair valuation techniques by the Fund may contribute to deviations from the performance of an index because the valuations of the securities used in the index are not determined using the same fair valuation techniques used by the Fund (see the section "Your Account -- Other Information About Your Account").

Calendar Year Total Returns

                                     [CHART]

1995    1996    1997    1998    1999    2000     2001     2002     2003    2004
----   -----   -----   -----   -----   ------   ------   ------   -----   -----
5.52%  16.77%  10.18%  12.17%  59.02%  -23.83   -19.17   -14.31   33.81%  14.05%

The Fund's year-to-date total return through September 30, 2005 was +8.41%.

For the period shown in bar chart:

Best Quarter: 4Q '99 +32.73%
Worst Quarter: 3Q '98 -18.24%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on each investor's own tax situation and may differ from those shown. After-tax returns may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns -- for periods ended December 31, 2004

                                                     Inception Date   1 Year   5 Years   10 Years
                                                     --------------   ------   -------   --------
Fund (%)                                                 2/1/94
   Return Before Taxes                                                 14.05    -4.21      6.92
   Return After Taxes on Distributions                                 13.83    -4.99      4.26
   Return After Taxes on Distributions and Sale of
      Fund Shares                                                      10.01    -3.72      4.94

MSCI EAFE Index (%)                                         N/A        20.25    -1.13      5.62

MSCI Index (%)                                              N/A        21.36     0.02      6.02

Your Expenses

Expenses are one of several factors to consider before you invest in a mutual fund. The table below describes the fees and expenses you may pay when you buy and hold shares of the Fund. As a shareholder, you pay no sales loads, redemption or exchange fees or other charges in connection with your investment in the Fund, but you will indirectly pay the annual fund operating expenses. Annual fund operating expenses are paid by the Fund. They include management fees and other expenses that generally include, but are not limited to, administration, transfer agency, custody, and legal fees as well as costs related to state registration and printing of Fund documents. The specific fees and expenses that make up the Fund's other expenses will vary from time-to-time and may include fees or expenses not described here. The Fund may incur significant portfolio transaction costs that are in addition to the total annual fund operating expenses disclosed in the fee table. These transaction costs are made up of all costs that are associated with trading securities for the Fund's portfolio and include, but are not limited to, brokerage commissions and market spreads, as well as potential changes to the price of a security due to the Fund's efforts to purchase or sell it. While certain elements of transaction costs are readily identifiable and quantifiable, other elements that can make up a significant amount of the Fund's transaction costs are not.

FEE TABLE

Shareholder fees (paid directly
from your investment)                           None

Annual Fund Operating Expenses
   (deducted directly from Fund assets)
   Management Fee /(1)/ (%)                     0.75
   Distribution and Service (12b-1) Fees (%)    0.00
   Other Expenses /(2)/ (%)                     0.03
                                               -----
   Total Annual Fund Operating Expenses (%)     0.78
      Expense Reimbursement /(3)/ (%)          (0.03)
                                               -----
      Net Expenses (%)                          0.75

(1) The Management Fee is a unified fee which includes all the costs and expenses of the Fund (other than extraordinary expenses and "Other Expenses" noted below), including accounting expenses (other than auditing fees), legal fees, transfer agent and custody services, and other expenses.

(2) "Other Expenses" consist of the fees and expenses of the Fund's independent trustees and their legal counsel, audit fees, and interest on any borrowings by the Fund.

(3) The Fund's investment advisor has contractually agreed to reimburse other expenses so that Total Annual Fund Operating Expenses do not exceed 0.75%. The advisor has agreed to keep this arrangement in place until March 1, 2009.

Example Expenses

Example expenses help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% total return for each year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. The examples take into account the expense reimbursement described in Footnote 3 to the Fee Table. Your actual costs may be higher or lower.

1 year   3 years   5 years   10 years
------   -------   -------   --------
  $77      $240      $424      $957

See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last five fiscal years, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-547-1037.

International Stock Fund


                                                     Year Ended              Period
                                                      July 31,               Ended              Year Ended October 31,
                                               ---------------------        July 31,       --------------------------------
                                                 2005          2004        2003/(a)/        2002         2001         2000
                                               -------       -------       ---------       ------       ------       ------
Net asset value, beginning of period ($)         12.17         10.33         9.32           10.42        16.20        17.86
Income from investment operations ($):
   Net investment income                          0.19/(b)/     0.14/(b)/    0.11/(b)/       0.02/(b)/    0.03         0.04
   Net realized and unrealized gain (loss)
      on investments, foreign currency and
      foreign capital gains tax                   1.79          1.76         0.95           (1.09)       (3.09)       (0.36)
      Total from investment operations            1.98          1.90         1.06           (1.07)       (3.06)       (0.32)
Less distributions declared to
   shareholders ($):
   From net investment income                    (0.10)        (0.06)       (0.05)          (0.03)          --           --
   From net realized gains                       (0.29)           --           --              --        (2.72)       (1.34)
      Total distributions declared to
         shareholders                            (0.39)        (0.06)       (0.05)          (0.03)       (2.72)       (1.34)
Net asset value, end of period ($)               13.76         12.17        10.33            9.32        10.42        16.20
   Total return (%) /(c)/                        16.31/(d)/    18.40/(d)/   11.39/(d)(e)/  (10.28)      (22.46)       (3.58)
Ratios/Supplemental data:
   Net assets, end of period (000's) ($)       136,144       152,251       58,488          20,616       20,553       22,975
   Ratio of net expenses to average net
      assets (%)                                  0.75          0.75         0.93/(f)(g)/    1.31/(f)/    1.26/(f)/    1.11/(f)/
   Ratio of net investment income to average
      net assets (%)                              1.47          1.16         1.50/(f)(g)/    0.21/(f)/    0.29/(f)/    0.12/(f)/
   Reimbursement (%)                              0.03          0.05         0.06/(g)/         --           --           --
   Portfolio turnover rate (%)                      68            91           59/(e)/        111          117          140

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d) Had the investment advisor not reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

Management

Investment Advisor

Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Columbia Advisors is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Funds' day-to-day business, including placing all orders for the purchase and sale of each Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, Columbia Advisors is now the investment advisor to the Funds.

Management Fees and Portfolio Managers

Each Fund pays the advisor an annual unified management fee based on a percentage of the average daily net assets of the Fund in return for providing investment advisory and other services. For the 2005 fiscal year, the fee paid by each Fund is set forth below. Out of the management fee, the advisor pays all expenses of managing and operating the Funds except brokerage fees, taxes, interest, audit fees, fees and expenses of the independent trustees (including legal counsel fees), and extraordinary expenses. Also listed below are the portfolio managers for each Fund.

                             Management
                                Fee
                            Paid by the
         The Fund               Fund              Portfolio Manager(s) for the Fund
-------------------------   -----------   ------------------------------------------------
Enhanced S&P 500(R) Index      0.25%      Vikram J. Kuriyan, PhD, a managing director of
Fund                                      Columbia Advisors, is the manager for the Fund
                                          and has managed the Fund since June, 2005. Dr.
                                          Kuriyan has been associated with Columbia
                                          Advisors or its predecessors since January,
                                          2000.

                             Management
                                Fee
                            Paid by the
         The Fund               Fund              Portfolio Manager(s) for the Fund
-------------------------   -----------   ------------------------------------------------
Large Cap Value Fund           0.50%      Lori J. Ensinger, a managing director of
                                          Columbia Advisors, is the lead manager for the
                                          Fund and has managed the Fund since August,
                                          2005. Ms. Ensinger has been associated with
                                          Columbia Advisors or its predecessors since
                                          August, 2001. Prior to August, 2001, Ms.
                                          Ensinger directed the investment strategy for
                                          all institutional assets managed under the U.S.
                                          large-cap value style at Zurich Scudder
                                          Investments, Inc. from 1999 to 2001.

                                          David I. Hoffman, a managing director of
                                          Columbia Advisors, is a co-manager for the Fund
                                          and has co-managed the Fund since August, 2005.
                                          Mr. Hoffman has been associated with Columbia
                                          Advisors or its predecessors since August, 2001.
                                          Prior to August, 2001, Mr. Hoffman was a vice
                                          president with Zurich Scudder Investments, Inc.
                                          from March, 1999 to July, 2001.

                                          Noah J. Petrucci, a portfolio manager of
                                          Columbia Advisors, is a co-manager for the Fund
                                          and has co-managed the Fund since August, 2005.
                                          Mr. Petrucci has been associated with Columbia
                                          Advisors or its predecessors since February,
                                          2002. Prior to February, 2002, Mr. Petrucci was
                                          with Zurich Scudder Investments, Inc. from
                                          October, 1996, serving most recently as a
                                          product specialist/portfolio manager from April,
                                          2001 to February, 2002.

                                          Diane L. Sobin, a managing director of Columbia
                                          Advisors, is a co-manager for the Fund and has
                                          co-managed the Fund since August, 2005. Ms.
                                          Sobin has been associated with Columbia Advisors
                                          or its predecessors since August, 2001. Prior to
                                          August, 2001, Ms. Sobin was a senior vice
                                          president with Zurich Scudder Investments, Inc.
                                          from February, 2000 to June, 2001.

                             Management
                                Fee
                            Paid by the
         The Fund               Fund              Portfolio Manager(s) for the Fund
-------------------------   -----------   ------------------------------------------------
Large Cap Growth Fund          0.50%      Paul J. Berlinguet, a senior vice president of
                                          Columbia Advisors and head of Columbia Advisor's
                                          Small-Cap Growth Team and Large-Cap Growth Team,
                                          is the lead manager for the Fund and has managed
                                          the Fund since October, 2003. Mr. Berlinguet has
                                          been associated with Columbia Advisors or its
                                          predecessors since October, 2003. Prior to
                                          October, 2003, Mr. Berlinguet was head of the
                                          large-mid cap equity group and a portfolio
                                          manager at John Hancock Funds from April, 2001
                                          to October, 2003. Prior to April, 2001, Mr.
                                          Berlinguet was head of the Global Technology
                                          Research Team and a large-cap growth portfolio
                                          manager at Baring Asset Management.

                                          Edward P. Hickey, a portfolio manager of
                                          Columbia Advisors, is a co-manager for the Fund
                                          and has co-managed the Fund since June, 2005.
                                          Mr. Hickey has been associated with Columbia
                                          Advisors or its predecessors since November,
                                          1998.

                                          Roger R. Sullivan, a portfolio manager of
                                          Columbia Advisors, is a co-manager for the Fund
                                          and has co-managed the Fund since June, 2005.
                                          Mr. Sullivan has been associated with Columbia
                                          Advisors or its predecessors since January,
                                          2005. Prior to January, 2005, Mr. Sullivan was a
                                          senior vice president of Putnam Investments from
                                          December, 1994 to December, 2004.

                                          Mary-Ann Ward, a portfolio manager of Columbia
                                          Advisors, is a co-manager for the Fund and has
                                          co-managed the Fund since June, 2005. Ms. Ward
                                          has been associated with Columbia Advisors or
                                          its predecessors since July, 1997.

                                          John T. Wilson, a portfolio manager of Columbia
                                          Advisors, is a co-manager for the Fund and has
                                          co-managed the Fund since August, 2005. Mr.
                                          Wilson has been associated with Columbia
                                          Advisors or its predecessors since July, 2005.
                                          Prior to July, 2005, Mr. Wilson was a managing
                                          director and head of the Large Cap Core Team of
                                          State Street Research and Management from May,
                                          1996 to July, 2005.

                             Management
                                Fee
                            Paid by the
         The Fund               Fund              Portfolio Manager(s) for the Fund
-------------------------   -----------   ------------------------------------------------
Mid Cap Value Fund             0.70%      Diane L. Sobin, a managing director of Columbia
                                          Advisors, is the lead manager for the Fund and
                                          has managed the Fund since September, 2004. Ms.
                                          Sobin has been associated with Columbia Advisors
                                          or its predecessors since August, 2001. Prior to
                                          August, 2001, Ms. Sobin was a senior vice
                                          president with Zurich Scudder Investments, Inc.
                                          from February, 2000 to June, 2001.

                                          Lori J. Ensinger, a managing director of
                                          Columbia Advisors, is a co-manager for the Fund
                                          and has co-managed the Fund since September,
                                          2004. Ms. Ensinger has been associated with
                                          Columbia Advisors or its predecessors since
                                          August, 2001. Prior to August, 2001, Ms.
                                          Ensinger directed the investment strategy for
                                          all institutional assets managed under the U.S.
                                          large- cap value style at Zurich Scudder
                                          Investments, Inc. from 1999 to 2001.

                                          David I. Hoffman, a managing director of
                                          Columbia Advisors, is a co-manager for the Fund
                                          and has co-managed the Fund since September,
                                          2004. Mr. Hoffman has been associated with
                                          Columbia Advisors or its predecessors since
                                          August, 2001. Prior to August, 2001, Mr. Hoffman
                                          was a vice president with Zurich Scudder
                                          Investments, Inc. from March, 1999 to July,
                                          2001.

                                          Noah J. Petrucci, a portfolio manager of
                                          Columbia Advisors, is a co-manager for the Fund
                                          and has co-managed the Fund since September,
                                          2004. Mr. Petrucci has been associated with
                                          Columbia Advisors or its predecessors since
                                          February, 2002. Prior to February, 2002, Mr.
                                          Petrucci was with Zurich Scudder Investments,
                                          Inc. from October, 1996, serving most recently
                                          as a product specialist/portfolio manager from
                                          April, 2001 to February, 2002.

Mid Cap Growth Fund            0.70%      Kenneth A. Korngiebel, a senior vice president
                                          of Columbia Advisors, is the manager for the
                                          Fund and has managed or co-managed the Fund
                                          since June, 2004. Mr. Korngiebel has been
                                          associated with Columbia Advisors or its
                                          predecessors since July, 1996.

                             Management
                                Fee
                            Paid by the
         The Fund               Fund              Portfolio Manager(s) for the Fund
-------------------------   -----------   ------------------------------------------------
Small/Mid Cap Fund             0.75%      Kenneth A. Korngiebel, a senior vice president
                                          of Columbia Advisors, is the manager for the
                                          Fund and has managed the Fund since June, 2004.
                                          Mr. Korngiebel has been associated with Columbia
                                          Advisors or its predecessors since July, 1996.

Small Cap Value Fund           0.80%      Stephen D. Barbaro, a vice president of Columbia
                                          Advisors, is a co-manager for the Fund and has
                                          managed or co-managed the Fund since May, 2003.
                                          Mr. Barbaro has been associated with Columbia
                                          Advisors or its predecessors since 1976.

                                          Jeremy Javidi, a vice president of Columbia
                                          Advisors, is a co-manager for the Fund and has
                                          co-managed the Fund since August, 2005. Mr.
                                          Javidi has been associated with Columbia
                                          Advisors or its predecessors since January,
                                          2000.

Small Cap Growth Fund          0.80%      Kenneth A. Korngiebel, a senior vice president
                                          of Columbia Advisors, is the manager for the
                                          Fund and has managed the Fund since September,
                                          2005. Mr. Korngiebel has been associated with
                                          Columbia Advisors or its predecessors since
                                          July, 1996.

International Stock Fund       0.75%      Fred Copper, a portfolio manager of Columbia
                                          Advisors, is the lead manager for the Fund and
                                          has managed the Fund since October, 2005. Mr.
                                          Copper has been associated with Columbia
                                          Advisors or its predecessors since September,
                                          2005. Prior to October, 2005, Mr. Copper was a
                                          senior vice president with Putnam Investments
                                          from March, 2001 to September, 2005 and an
                                          assistant vice president with Wellington
                                          Management Company, LLP from July, 1998 to
                                          February, 2001.

                                          Penelope L. Burgess, a vice president of
                                          Columbia Advisors, is a co-manager for the Fund
                                          and has co-managed the Fund since July, 2004.
                                          Ms. Burgess has been associated with Columbia
                                          Advisors or its predecessors since November,
                                          1993.

                                          Deborah F. Snee, a vice president of Columbia
                                          Advisors, is a co-manager for the Fund and has
                                          co-managed the Fund since July, 2004. Ms. Snee
                                          has been associated with Columbia Advisors or
                                          its predecessors since March, 1999.

The Statement of Additional Information provides additional information about the managers' compensation, other accounts managed and ownership of securities in the Funds.

Legal Proceedings

On February 9, 2005, Columbia Management and Columbia Management Distributors, Inc. (formerly named Columbia Funds Distributor, Inc.) ("CMD") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the funds, removal of Columbia Management and CMD, disgorgement of all management fees and monetary damages. The MDL is ongoing.

On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the funds and CMG. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits seek damages and allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

On March 21, 2005, purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit.

Information About Your Investment

YOUR ACCOUNT

Buying Shares

Shares in the Funds are available for purchase by institutional buyers seeking to invest in a diversified portfolio in a pooled environment, rather than purchase individual securities. Purchases of Fund shares may be made by two different methods, each of which is subject to minimum investment requirements described below.

First, you may purchase shares in the Funds directly by calling Columbia Advisors at 1-800-547-1037. Each Fund's minimum initial investment requirement for investors purchasing shares directly from Columbia Advisors is $3 million. The Advisor may waive the investment minimum in its sole discretion. Subsequent investments in a Fund must be at least $2,500, however, purchase orders may be refused at the discretion of a Fund.

You may also purchase Fund shares if you are an advisory client of Columbia Advisors, or one of its affiliates, investing through a separately managed account and Columbia Advisors in its role as discretionary investment advisor purchases shares for your account. In order to invest in this manner you must have at least $1 million invested with Columbia Advisors and its affiliates. The minimum initial investment in this case is $25,000.

An advisory client with less than $10 million in assets managed by Columbia Advisors and who invests less than $3 million in a single Fund may be charged an administrative account fee by Columbia Advisors or its affiliate of $5,000 to cover the extra costs of servicing the account. The decision to charge this fee and the terms of such a fee is determined by Columbia Advisors' head of institutional sales and client service or their representative. Clients should consult the terms of their investment management agreement with Columbia Advisors or contact their Columbia Advisors representative for more information.

The price for each Fund's shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. Your order will be priced at the next NAV calculated after your order is accepted by the Fund.

Selling Shares

You may sell shares at any time. Upon redemption you will receive the Fund's next NAV calculated after your order is accepted by the Fund's transfer agent. You can request a redemption by calling your Columbia Advisors representative or by calling 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

You may also sell shares by exchanging from the Fund into shares of another fund in the Trust. To exchange by telephone, call your Columbia Advisors representative or call 1-800-547-1037.

The Fund also reserves the right to make a "redemption in kind" -- pay you in portfolio securities rather than cash -- if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

Fund Policy on Trading of Fund Shares

The interests of the Funds' long-term shareholders may be adversely affected by certain short-term trading activity by shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of Fund shares held by long-term shareholders and have other adverse effects on a Fund. This type of excessive short-term trading activity is referred to herein as "market-timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Funds has adopted the policies and procedures set forth below with respect to frequent trading of the Funds' shares.

The Funds, directly and through their agents, take various steps designed to deter and curtail market timing. For example, if a Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market Fund). In addition, if a Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund and also retains the right to modify these market timing policies at any time without prior notice.

The rights of shareholders to redeem shares of the Funds are not affected by any of the limits mentioned above.

For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into a Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

The practices and policies described above are intended to deter and curtail market timing in the Funds. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. A Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting marking timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Funds' practices discussed above.

Each of the Funds seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Funds nor their agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

Intermediary Compensation

The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Funds on focus, select or other similar lists.

Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for financial service firm educational or training events.

In addition, the distributor, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of each Fund attributable to a particular intermediary.

In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Funds. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. Please also contact your financial service firm or intermediary for details about payments it may receive.

Pricing of Shares

Each Fund's investments are valued based on their market value using the last sales price reported on the principal securities exchange on which the investment is traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over the counter markets. Securities for which market values are not readily available will be valued at fair value as determined in good faith under procedures established by and monitored by the Board of Trustees.

If applicable to the Fund, securities trading in various foreign markets may take place on days when the New York Stock Exchange is closed. Further, when the New York Stock Exchange is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the New York Stock Exchange on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, the Advisor determines that a particular event would materially affect the Fund's NAV, then the Advisor, under the general supervision of the Board of Trustees, will use all relevant information available to it to determine a fair value for the affected portfolio securities.

The Funds have retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

DISTRIBUTIONS AND TAXES

Income and Capital Gain Distributions

Each Fund pays its shareholders dividends from its net investment income and generally distributes substantially all of its net realized capital gains to shareholders at least annually. The amount of capital gains distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Dividend and capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the reinvest date, unless you have elected to receive the dividend or capital gain distribution in cash.

Tax Effect of Distributions and Transactions

Unless you are an entity exempt from income taxes or invest under a retirement account, regardless of whether you receive your distributions in cash or reinvest them in additional Fund shares, all Fund distributions are subject to federal income tax. Depending on where you live, distributions also may be subject to state and local income taxes.

In general, any distributions of dividends, interest and short term capital gains are taxable as ordinary income, unless such dividends are "qualified dividend income" (as defined in the Internal Revenue Code) eligible for a reduced rate of tax. Distributions of long-term capital gains are generally taxable as such, regardless of how long you have held your Fund shares.

Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by a Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Long-term capital gains rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.

Each year, the Funds will send you information detailing the amount of ordinary income, capital gains, and qualified dividend income distributed to you for the previous year. The sale of shares in your account may produce gain or loss and generally is a taxable event. For tax purposes, an exchange of shares of a Fund for shares of another fund managed by the Advisor is treated as a sale of shares.

Your investment in the Funds could have additional tax consequences. Please consult your tax professional for assistance as to the possible application of foreign, state, and local income tax laws to your investment in the Funds.

More About The Funds

INVESTMENT STRATEGY

Each Fund's principal investment strategies and their associated risks are described in the sections titled "Principal Investment Strategies" and "Principal Investment Risks" under the heading "INFORMATION ABOUT THE FUNDS". This section describes other investments the Funds may make and the risks associated with them. In seeking to achieve their investment goals, the Funds may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Funds and therefore are not described in this prospectus. These types of securities and investment practices and their associated risks are identified and discussed in the Funds' Statement of Additional Information, which you may obtain free of charge (see back cover). The advisor may elect not to buy any of these securities or use any of these techniques. The Funds may not always achieve their investment goal. Each Fund's investment goal may not be changed without approval by a majority of the Fund's outstanding securities. Except as otherwise noted, approval by a Fund's shareholders is not required to modify or change a Fund's investment policies or any of its investment strategies.

Portfolio Securities and Foreign Issuers

The Funds (other than the International Stock Fund) invest primarily in U.S. common stocks, but may also invest in equity securities of foreign issuers. The Funds consider securities that trade like common stocks, such as depositary receipts, convertible debt and convertible preferred stocks, to be common stocks. A convertible security generally entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. The Funds may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. In addition, the Funds consider interests in real estate investment trusts to be common stocks.

The common stocks of foreign issuers purchased by the Funds will often be denominated in foreign currencies. This means that the value of the securities will be affected by changes in the exchange rate between the U.S. dollar and foreign currencies. Investments in foreign equity securities involve other risks such as greater fluctuations in price and less liquidity than U.S. securities and possible political or economic instability of the country of the issuer.

The Funds may also invest in the common stocks of foreign issuers by purchasing American Depositary Receipts ("ADRs") and Global Depository Receipts ("GDRs"). ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, the Funds may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a European bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.

The portfolio value of all Funds is measured in U.S. dollars. To the extent any of the Funds hold non-dollar denominated securities, the value of these securities will fluctuate as a result of changes in the exchange rates between the U.S. dollar and the currencies in which any of the foreign securities or bank deposits held by the Funds are denominated. To reduce or limit exposure to adverse change in currency exchange rates (referred to as "hedging"), the Funds may enter into forward currency exchange contracts that in effect lock in a rate of exchange during the period of the forward contract. The Funds will only enter into forward contracts for hedging and not for speculation. When required by the Investment Company Act of 1940 or the Securities and Exchange Commission, each Fund will "cover" its commitment under the forward contracts by segregating cash or liquid, high-grade securities with the Fund's custodian in an amount not less than the value of the Fund's total assets committed to the forward contracts.

The Funds may also purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. The Fund may use this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

Derivatives

Certain of the Funds may enter into a number of derivative strategies, including those that employ futures, options, swap contracts, and options on futures, to gain or reduce exposure to particular securities or markets. These strategies, commonly referred to as derivatives, involve the use of financial instruments whose values depend on, or are derived from, the value of an underlying security, index or currency. A Fund may use these strategies to adjust for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in the prices of certain securities held by the Fund, or to offset a potential loss in one position by establishing an interest in an opposite position. Derivative strategies involve the risk that they may exaggerate a loss, potentially losing more money than the actual cost of the underlying security, or limit a potential gain. Also, with some derivative strategies there is the risk that the other party to the transaction may fail to honor its contract terms, causing a loss to the Fund or that the Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether.

Portfolio Turnover

There are no limits on turnover. Turnover may vary significantly from year-to-year. The Funds generally intend to purchase securities for long-term investment, although, to a limited extent, they may purchase securities in anticipation of relatively short-term price gains. A Fund will also sell securities without regard to turnover if it believes that developments within specific issuers, sectors or the market as a whole so warrant. Portfolio turnover typically results in transaction costs and produces capital gains or losses resulting in tax consequences for Fund investors. It also increases transaction expenses, which reduce a Fund's total return. Additionally, due to the institutional nature of the shareholders in these Funds, redemption requests are frequently large. In order to satisfy such redemption requests, a Fund may be forced to sell securities with built-in capital gains that will be taxable to shareholders.

Temporary Defensive Strategies

At times, the advisor may determine that adverse market conditions make it desirable to temporarily suspend a Fund's normal investment activities. During such times, the Fund may, but is not required to, invest in cash or high-quality, short-term debt securities, without limit. Taking a temporary defensive position may prevent a Fund from achieving its investment goal.

Appendix A

Hypothetical Investment and Expense Information

The following supplemental hypothetical investment information provides additional information about the effect of the expenses of each Fund, including investment advisory fees and other Fund costs, on the Funds' returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in the Funds shares assuming a 5% return each year, the hypothetical year-end balance before expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for each Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any fee waiver or expense reimbursement. Your actual costs may be higher or lower.

CMG Enhanced S&P 500 Index Fund

Annual Expense Ratio   Initial Hypothetical Investment Amount   Assumed Rate of Return
--------------------   --------------------------------------   ----------------------
        0.25%                        $10,000.00                           5%

       Cumulative Return   Hypothetical Year-End   Cumulative Return   Hypothetical Year-End    Annual
         Before Fees &         Balance Before          After Fees          Balance After        Fees &
Year        Expenses          Fees & Expenses          & Expenses         Fees & Expenses      Expenses
----   -----------------   ---------------------   -----------------   ---------------------   --------
1             5.00%              $10,500.00               4.75%              $10,475.00         $ 25.59
2            10.25%              $11,025.00               9.73%              $10,972.56         $ 26.81
3            15.76%              $11,576.25              14.94%              $11,493.76         $ 28.08
4            21.55%              $12,155.06              20.40%              $12,039.71         $ 29.42
5            27.63%              $12,762.82              26.12%              $12,611.60         $ 30.81
6            34.01%              $13,400.96              32.11%              $13,210.65         $ 32.28
7            40.71%              $14,071.00              38.38%              $13,838.16         $ 33.81
8            47.75%              $14,774.55              44.95%              $14,495.47         $ 35.42
9            55.13%              $15,513.28              51.84%              $15,184.00         $ 37.10
10           62.89%              $16,288.95              59.05%              $15,905.24         $ 38.86

Total Gain Before Fees &
   Expenses                      $ 6,288.95
Total Gain After Fees &
   Expenses                                                                  $ 5,905.24
Total Annual Fees &
   Expenses Paid                                                                                $318.18

CMG Large Cap Value Fund

Annual Expense Ratio   Initial Hypothetical Investment Amount   Assumed Rate of Return
--------------------   --------------------------------------   ----------------------
        0.50%                        $10,000.00                           5%

                             Hypothetical                          Hypothetical
       Cumulative Return       Year-End      Cumulative Return       Year-End
         Before Fees &      Balance Before      After Fees &      Balance After    Annual Fees &
Year        Expenses       Fees & Expenses        Expenses       Fees & Expenses      Expenses
----   -----------------   ---------------   -----------------   ---------------   -------------
 1            5.00%           $10,500.00            4.50%           $10,450.00        $ 51.13
 2           10.25%           $11,025.00            9.20%           $10,920.25        $ 53.43
 3           15.76%           $11,576.25           14.12%           $11,411.66        $ 55.83
 4           21.55%           $12,155.06           19.25%           $11,925.19        $ 58.34
 5           27.63%           $12,762.82           24.62%           $12,461.82        $ 60.97
 6           34.01%           $13,400.96           30.23%           $13,022.60        $ 63.71
 7           40.71%           $14,071.00           36.09%           $13,608.62        $ 66.58
 8           47.75%           $14,774.55           42.21%           $14,221.01        $ 69.57
 9           55.13%           $15,513.28           48.61%           $14,860.95        $ 72.70
 10          62.89%           $16,288.95           55.30%           $15,529.69        $ 75.98
Total Gain Before Fees &
   Expenses                   $ 6,288.95
Total Gain After Fees &
   Expenses                                                         $ 5,529.69
Total Annual Fees &
   Expenses Paid                                                                      $628.23

CMG Large Cap Growth Fund

Annual Expense Ratio   Initial Hypothetical Investment Amount   Assumed Rate of Return
--------------------   --------------------------------------   ----------------------
        0.50%                        $10,000.00                           5%

                             Hypothetical                          Hypothetical
       Cumulative Return       Year-End      Cumulative Return       Year-End
         Before Fees &      Balance Before      After Fees &      Balance After    Annual Fees &
Year        Expenses       Fees & Expenses        Expenses       Fees & Expenses      Expenses
----   -----------------   ---------------   -----------------   ---------------   -------------
 1            5.00%           $10,500.00            4.50%           $10,450.00        $ 51.13
 2           10.25%           $11,025.00            9.20%           $10,920.25        $ 53.43
 3           15.76%           $11,576.25           14.12%           $11,411.66        $ 55.83
 4           21.55%           $12,155.06           19.25%           $11,925.19        $ 58.34
 5           27.63%           $12,762.82           24.62%           $12,461.82        $ 60.97
 6           34.01%           $13,400.96           30.23%           $13,022.60        $ 63.71
 7           40.71%           $14,071.00           36.09%           $13,608.62        $ 66.58
 8           47.75%           $14,774.55           42.21%           $14,221.01        $ 69.57
 9           55.13%           $15,513.28           48.61%           $14,860.95        $ 72.70
 10          62.89%           $16,288.95           55.30%           $15,529.69        $ 75.98
Total Gain Before Fees &
   Expenses                   $ 6,288.95
Total Gain After Fees &
   Expenses                                                         $ 5,529.69
Total Annual Fees &
   Expenses Paid                                                                      $628.23

CMG Mid Cap Value Fund

Annual Expense Ratio   Initial Hypothetical Investment Amount   Assumed Rate of Return
--------------------   --------------------------------------   ----------------------
        0.70%                        $10,000.00                           5%

                             Hypothetical                          Hypothetical
       Cumulative Return       Year-End      Cumulative Return       Year-End
         Before Fees &      Balance Before      After Fees &      Balance After    Annual Fees &
Year        Expenses       Fees & Expenses        Expenses       Fees & Expenses      Expenses
----   -----------------   ---------------   -----------------   ---------------   -------------
 1            5.00%           $10,500.00            4.30%          $10,430.00         $ 71.51
 2           10.25%           $11,025.00            8.78%          $10,878.49         $ 74.58
 3           15.76%           $11,576.25           13.46%          $11,346.27         $ 77.79
 4           21.55%           $12,155.06           18.34%          $11,834.15         $ 81.13
 5           27.63%           $12,762.82           23.43%          $12,343.02         $ 84.62
 6           34.01%           $13,400.96           28.74%          $12,873.77         $ 88.26
 7           40.71%           $14,071.00           34.27%          $13,427.35         $ 92.05
 8           47.75%           $14,774.55           40.05%          $14,004.72         $ 96.01
 9           55.13%           $15,513.28           46.07%          $14,606.92         $100.14
 10          62.89%           $16,288.95           52.35%          $15,235.02         $104.45
Total Gain Before Fees &
   Expenses                   $ 6,288.95
Total Gain After Fees &
   Expenses                                                        $ 5,235.02
Total Annual Fees &
   Expenses Paid                                                                      $870.54

CMG Mid Cap Growth Fund

Annual Expense Ratio   Initial Hypothetical Investment Amount   Assumed Rate of Return
--------------------   --------------------------------------   ----------------------
        0.70%                        $10,000.00                           5%

                             Hypothetical                          Hypothetical
       Cumulative Return       Year-End      Cumulative Return       Year-End
         Before Fees &      Balance Before      After Fees &      Balance After    Annual Fees &
Year        Expenses       Fees & Expenses        Expenses       Fees & Expenses      Expenses
----   -----------------   ---------------   -----------------   ---------------   -------------
 1            5.00%           $10,500.00            4.30%           $10,430.00        $ 71.51
 2           10.25%           $11,025.00            8.78%           $10,878.49        $ 74.58
 3           15.76%           $11,576.25           13.46%           $11,346.27        $ 77.79
 4           21.55%           $12,155.06           18.34%           $11,834.15        $ 81.13
 5           27.63%           $12,762.82           23.43%           $12,343.02        $ 84.62
 6           34.01%           $13,400.96           28.74%           $12,873.77        $ 88.26
 7           40.71%           $14,071.00           34.27%           $13,427.35        $ 92.05
 8           47.75%           $14,774.55           40.05%           $14,004.72        $ 96.01
 9           55.13%           $15,513.28           46.07%           $14,606.92        $100.14
 10          62.89%           $16,288.95           52.35%           $15,235.02        $104.45
Total Gain Before Fees &
   Expenses                   $ 6,288.95
Total Gain After Fees &
   Expenses                                                         $ 5,235.02
Total Annual Fees &
   Expenses Paid                                                                      $870.54

CMG Small/Mid Cap Fund

Annual Expense   Initial Hypothetical   Assumed Rate
     Ratio         Investment Amount      of Return
--------------   --------------------   ------------
     0.75%            $10,000.00             5%

                             Hypothetical     Cumulative      Hypothetical
       Cumulative Return       Year-End         Return          Year-End
         Before Fees &      Balance Before   After Fees &    Balance After    Annual Fees &
Year        Expenses       Fees & Expenses     Expenses     Fees & Expenses      Expenses
----   -----------------   ---------------   ------------   ---------------   -------------
1             5.00%           $10,500.00         4.25%         $10,425.00        $ 76.59
2            10.25%           $11,025.00         8.68%         $10,868.06        $ 79.85
3            15.76%           $11,576.25        13.30%         $11,329.96        $ 83.24
4            21.55%           $12,155.06        18.11%         $11,811.48        $ 86.78
5            27.63%           $12,762.82        23.13%         $12,313.47        $ 90.47
6            34.01%           $13,400.96        28.37%         $12,836.79        $ 94.31
7            40.71%           $14,071.00        33.82%         $13,382.35        $ 98.32
8            47.75%           $14,774.55        39.51%         $13,951.10        $102.50
9            55.13%           $15,513.28        45.44%         $14,544.02        $106.86
10           62.89%           $16,288.95        51.62%         $15,162.14        $111.40
Total Gain Before Fees
   & Expenses                 $ 6,288.95
Total Gain After Fees &
   Expenses                                                    $ 5,162.14
Total Annual Fees &
   Expenses Paid                                                                 $930.32

CMG Small Cap Value Fund

Annual Expense   Initial Hypothetical   Assumed Rate
     Ratio         Investment Amount      of Return
--------------   --------------------   ------------
     0.80%            $10,000.00             5%

                             Hypothetical     Cumulative      Hypothetical
       Cumulative Return       Year-End         Return          Year-End
         Before Fees &      Balance Before   After Fees &    Balance After    Annual Fees &
Year        Expenses       Fees & Expenses     Expenses     Fees & Expenses      Expenses
----   -----------------   ---------------   ------------   ---------------   -------------
1             5.00%           $10,500.00         4.20%         $10,420.00        $ 81.68
2            10.25%           $11,025.00         8.58%         $10,857.64        $ 85.11
3            15.76%           $11,576.25        13.14%         $11,313.66        $ 88.69
4            21.55%           $12,155.06        17.89%         $11,788.83        $ 92.41
5            27.63%           $12,762.82        22.84%         $12,283.97        $ 96.29
6            34.01%           $13,400.96        28.00%         $12,799.89        $100.34
7            40.71%           $14,071.00        33.37%         $13,337.49        $104.55
8            47.75%           $14,774.55        38.98%         $13,897.66        $108.94
9            55.13%           $15,513.28        44.81%         $14,481.36        $113.52
10           62.89%           $16,288.95        50.90%         $15,089.58        $118.28
Total Gain Before Fees
   & Expenses                 $ 6,288.95
Total Gain After Fees &
   Expenses                                                    $ 5,089.58
Total Annual Fees &
   Expenses Paid                                                                 $989.80

CMG Small Cap Growth Fund

Annual Expense   Initial Hypothetical   Assumed Rate
     Ratio         Investment Amount      of Return
--------------   --------------------   ------------
     0.80%            $10,000.00             5%

                             Hypothetical     Cumulative      Hypothetical
       Cumulative Return       Year-End         Return          Year-End
         Before Fees &      Balance Before   After Fees &    Balance After    Annual Fees &
Year        Expenses       Fees & Expenses     Expenses     Fees & Expenses      Expenses
----   -----------------   ---------------   ------------   ---------------   -------------
1             5.00%           $10,500.00         4.20%         $10,420.00        $ 81.68
2            10.25%           $11,025.00         8.58%         $10,857.64        $ 85.11
3            15.76%           $11,576.25        13.14%         $11,313.66        $ 88.69
4            21.55%           $12,155.06        17.89%         $11,788.83        $ 92.41
5            27.63%           $12,762.82        22.84%         $12,283.97        $ 96.29
6            34.01%           $13,400.96        28.00%         $12,799.89        $100.34
7            40.71%           $14,071.00        33.37%         $13,337.49        $104.55
8            47.75%           $14,774.55        38.98%         $13,897.66        $108.94
9            55.13%           $15,513.28        44.81%         $14,481.36        $113.52
10           62.89%           $16,288.95        50.90%         $15,089.58        $118.28
Total Gain Before Fees
   & Expenses                 $ 6,288.95
Total Gain After Fees &
   Expenses                                                    $ 5,089.58
Total Annual Fees &
   Expenses Paid                                                                 $989.80

CMG International Stock Fund

Annual Expense   Initial Hypothetical   Assumed Rate
     Ratio         Investment Amount      of Return
--------------   --------------------   ------------
     0.75%            $10,000.00             5%

                             Hypothetical     Cumulative      Hypothetical
       Cumulative Return       Year-End         Return          Year-End
         Before Fees &      Balance Before   After Fees &    Balance After    Annual Fees &
Year        Expenses       Fees & Expenses     Expenses     Fees & Expenses      Expenses
----   -----------------   ---------------   ------------   ---------------   -------------
1             5.00%           $10,500.00         4.25%         $10,425.00        $ 76.59
2            10.25%           $11,025.00         8.68%         $10,868.06        $ 79.85
3            15.76%           $11,576.25        13.30%         $11,329.96        $ 83.24
4            21.55%           $12,155.06        18.11%         $11,811.48        $ 86.78
5            27.63%           $12,762.82        23.13%         $12,313.47        $ 90.47
6            34.01%           $13,400.96        28.37%         $12,836.79        $ 94.31
7            40.71%           $14,071.00        33.82%         $13,382.35        $ 98.32
8            47.75%           $14,774.55        39.51%         $13,951.10        $102.50
9            55.13%           $15,513.28        45.44%         $14,544.02        $106.86
10           62.89%           $16,288.95        51.62%         $15,162.14        $111.40
Total Gain Before Fees &
   Expenses                   $ 6,288.95
Total Gain After Fees &
   Expenses                                                    $ 5,162.14
Total Annual Fees &
   Expenses Paid                                                                 $930.32

For More Information

Additional information about the Funds' investments is available in the Funds' semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Funds and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Funds' website
(www.columbiamanagement.com) include a description of the Funds' policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Funds' distributor or visiting the Funds' website at:

Columbia Management Distributors, Inc.

One Financial Center

Boston, MA 02111-2621

1-800-547-1037

www.columbiamanagement.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Funds, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room

Securities and Exchange Commission

Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

CMG Fund Trust: 811-5857

-    CMG Enhanced S&P 500(R) Index Fund

-    CMG Large Cap Value Fund

-    CMG Large Cap Growth Fund

-    CMG Mid Cap Value Fund

-    CMG Mid Cap Growth Fund

-    CMG Small/Mid Cap Fund

-    CMG Small Cap Value Fund

-    CMG Small Cap Growth Fund

-    CMG International Stock Fund

[LOGO] ColumbiaFunds

     A Member of Columbia Management Group

     (C)2005 Columbia Management Distributors, Inc. One Financial Center, Boston, MA 02111-2621

                       COLUMBIA FUNDS INSTITUTIONAL TRUST
                                  (THE "TRUST")

     SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 1, 2005 (THE "PROSPECTUS")

                         CMG SMALL CAP FUND (THE "FUND")

     The Prospectus is hereby supplemented with the following information:

     1. The name of the trust on the front cover of the prospectus and on the back page of the prospectus in the section titled "For More Information," is revised to read "Columbia Funds Institutional Trust."

     2. The date on the front cover of the Prospectus is revised to read "March 27, 2006."

     3. The "Calendar Year Total Returns" and "Average Annual Total Returns" tables for the Fund in the section entitled "Performance History" are updated and restated in their entirety as follows:

CALENDAR YEAR TOTAL RETURNS

 1995    1996    1997    1998    1999   2000    2001     2002     2003    2004    2005
-----   -----   -----   -----   -----   ----   ------   ------   -----   -----   -----
36.39%  21.82%  21.93%  -1.05%  60.00%  4.03%  -13.80%  -26.93%  44.44%  10.69%  [___]%

                          For the periods shown above:
                         Best quarter: [4Q '99, +51.50%]
                        Worst quarter: [3Q '01, -26.03%]

AVERAGE ANNUAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2005

                                                                  1 YEAR    5 YEAR   10 YEAR
                                                                 -------   -------   -------
Fund (%)
   Return Before Taxes                                           [10.69]    [0.93]   [12.88]
   Return After Taxes on Distribution                            [10.69]   [-4.02]    [7.32]
   Return After Taxes on Distributions and Sale of Fund Shares    [6.95]   [-1.78]    [8.08]
Russell 2000 Index(1)                                            [18.33]    [6.61]   [11.54]
Russell 2000 Growth Index(2)                                     [14.31]   [-3.57]    [7.12]

CMG SMALL CAP FUND Prospectus, December 1, 2005*

Advised by Columbia Management Advisors, LLC

     CMG Small Cap Fund (the "Fund") is a portfolio of CMG Fund Trust. The Fund seeks to provide investors with long-term capital appreciation. The Fund will invest primarily in smaller capitalization companies.

     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

*    Effective March 1, 2002, this Fund is closed to new investors.

[LOGO] Columbia Management /R/

 Not FDIC Insured

  May Lose Value

No Bank Guarantee

                                TABLE OF CONTENTS

INFORMATION ABOUT THE FUND.................................................    3
      Investment Goal......................................................    3
      Principal Investment Strategies......................................    3
      Principal Investment Risks...........................................    3
      Performance History..................................................    5
      Your Expenses........................................................    6
      Financial Highlights.................................................    7
MANAGEMENT.................................................................    8
LEGAL PROCEEDINGS..........................................................    8
INFORMATION ABOUT YOUR INVESTMENT..........................................   10
   Your Account............................................................   10
      Buying Shares........................................................   10
      Selling Shares.......................................................   11
      Fund Policy on Trading of Fund Shares................................   11
      Intermediary Compensation............................................   12
      Pricing of Shares....................................................   13
   Distributions and Taxes.................................................   13
      Income and Capital Gain Distributions................................   13
      Tax Effect of Distributions and Transactions.........................   14
MORE ABOUT THE FUND........................................................   14
      Changes to Investment Objective and Temporary Investments............   14
      Portfolio Turnover...................................................   14
      Derivatives..........................................................   15
APPENDIX A.................................................................   16

INFORMATION ABOUT THE FUND

Investment Goal

     The Fund seeks to provide investors long-term capital appreciation.

Principal Investment Strategies

     Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in stocks of companies with a market capitalization, at the time of initial purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index. As of October 31, 2005, under the above definition, companies with a market capitalization of $5.33 billion or less would be considered small cap. Most of the assets will be invested in U.S. common stocks expected to experience long-term, above average earnings growth. The Fund may also invest in securities convertible into or exercisable for stock (including preferred stock, warrants and debentures), certain options and financial futures contracts ("derivatives"), and American Depositary Receipts. The Fund may also invest in equity securities of foreign issuers when consistent with the Fund's investment goal.

     In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.

Principal Investment Risks

     The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

- Management risk means that the advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

- Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

- Sector risk is inherent in the Fund's investment strategy. Companies that are in different but closely related industries are sometimes described as being in the same broad economic sector. The values of stocks of different companies in a market sector may be similarly affected by particular economic or market events. Although the Fund does not intend to focus on any particular sector, at times the Fund may have a large portion of its assets invested in a particular sector. An example of a sector in which the Fund may sometimes have a large portion of its assets invested is technology. Technology companies may be significantly affected by falling prices and profits, and intense competition. In addition, the rate of technological change for technology companies is generally higher than for other companies, often requiring extensive and sustained investment in research and development, and exposing such companies to the risk of rapid product obsolescence. If a company does not perform as expected, the price of its stock could decline significantly. Many technology companies are currently operating at a loss and may never be profitable.

- Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

- Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

- Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

- Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Statement of Additional Information.

     Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the Federal Deposit Insurance Corporation. You could lose money as a result of your investment in the Fund. Please see "MORE ABOUT THE FUND" for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

     The bar chart and table below illustrate the Fund's annual returns as well as its long-term performance. The bar chart provides some indication of the risks of investing in the Fund by showing how the Fund's performance has varied from year to year. The table compares the Fund's performance (before and after taxes) over time to that of two broad market indexes. The bar chart and table assume the reinvestment of dividends and distributions. The Fund's historical performance does not indicate how the Fund will perform in the future.

                                     [CHART]

                                 Small Cap Fund
                Year-By-Year Total Return As of 12/31 Each Year*

 1995    1996    1997    1998    1999   2000    2001     2002     2003    2004
-----   -----   -----   -----   -----   ----   ------   ------   -----   -----
36.39%  21.82%  21.93%  -1.05%  60.00%  4.03%  -13.80%  -26.93%  44.44%  10.69%

*    The Fund's year-to-date total return as of September 30, 2005 was +12.88%.

Best Quarter: 4Q '99 51.50%
Worst Quarter: 3Q '01 -26.03%

     Average Annual Total Returns As Of 12/31/04

                                         1 Year   5 Years   10 Years
                                         ------   -------   --------
CMG Small Cap Fund
   Return Before Taxes                   10.69%     0.93%    12.88%
   Return After Taxes on Distributions   10.69%    -4.02%     7.32%
   Return After Taxes on Distributions    6.95%    -1.78%     8.08%
      and Sale of Fund Shares
Russell 2000 Index(1)                    18.33%     6.61%    11.54%
Russell 2000 Growth Index(2)             14.31%    -3.57%     7.12%

(1) The Russell 2000 Index is an unmanaged index generally considered representative of the market for small domestic stocks.

(2) The Russell 2000 Growth Index, also an unmanaged index, measures the performance of those companies in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values.

     The indexes reflect the reinvestment of dividends and distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts ("IRAs").

Your Expenses

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return of the Fund.

The Fund does not charge a sales load or 12b-1 distribution fee.

Fee Table

Shareholder transaction fees
(fees paid directly from your investment)     None

Annual Fund Operating Expenses
(expenses that are paid out of Fund assets)

   Management Fees                            0.75%
   Distribution and/or Service (12b-1) Fees   None
   Other Expenses                             0.10%

Total Fund Operating Expenses                 0.85%

Expense Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that the Fund's operating expenses remain constant as a percentage of net assets, and that all dividends and distributions are reinvested in the Fund. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year   3 years   5 years   10 years
------   -------   -------   --------
  $87      $271      $471     $1,049

See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

     The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's last six fiscal years, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate of return that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-547-1037.

                                 Small Cap Fund

                                  Year Ended July 31,       Period Ended         Year Ended October 31,
                                 ---------------------        July 31,     ----------------------------------
                                   2005         2004          2003 (a)       2002          2001        2000
                                 -------      --------      ------------   --------      --------    --------
Net asset value, beginning of
   period ....................   $  5.07      $   4.62      $   3.67       $   4.41      $  18.78    $  13.59
                                 -------      --------      --------       --------      --------    --------
Income from investment
   operations:
Net investment loss ..........     (0.03)(b)     (0.03)(b)     (0.02)(b)      (0.02)(b)     (0.01)      (0.09)
Net realized and
   unrealized gain (loss) on
      investments ............      1.53          0.48          0.97          (0.72)        (2.18)       6.80
                                 -------      --------      --------       --------      --------    --------
   Total from investment
      operations .............      1.50          0.45          0.95          (0.74)        (2.19)       6.71
                                 -------      --------      --------       --------      --------    --------
Less distributions
   declared to shareholders:
   From net realized gains ...        --            --            --             -- (c)    (12.18)      (1.52)
                                 -------      --------      --------       --------      --------    --------
Net asset value, end of
   period ....................   $  6.57      $   5.07      $   4.62       $   3.67      $   4.41    $  18.78
                                 =======      ========      ========       ========      ========    ========
Total return (d) .............     29.59%         9.74%        25.89%(e)     (16.76)%      (28.84)%     50.49%
Ratios/Supplemental data:
Net assets, end of period
   (000's) ...................   $30,317      $292,028      $293,924       $227,874      $283,521    $258,480
Ratio of net expenses to
   average net assets (f) ....      0.85%         0.79%         0.81%(g)       0.79%         0.82%       0.79%
Ratio of net investment loss
   to average net
   assets (f) ................     (0.61)%       (0.62)%      (0.55)%(g)      (0.49)%       (0.22)%     (0.39)%
Portfolio turnover rate ......       119%          123%           89%(e)        120%          160%        163%

(a)  The Fund changed its fiscal year end to October 31 to July 31.

(b) Per share data was calculated using average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Not annualized.

(f) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%.

(g)  Annualized.

MANAGEMENT

Investment Advisor

     Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

     On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.

Management Fees and Portfolio Manager

     For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Fund, not including pricing and bookkeeping and other fees paid to Columbia Advisors and/or Columbia Management by the Fund, amounted to 0.75% of average daily net assets of the Fund.

     Kenneth A. Korngiebel, a senior vice president of Columbia Advisors, is the manager for the Fund and has managed or co-managed the Fund since June, 2004. Mr. Korngiebel has been associated with Columbia Advisors or its predecessors since 1996.

     The Statement of Additional Information provides additional information about the manager's compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS

     On February 9, 2005, Columbia Management and Columbia Management Distributors, Inc. (formerly named Columbia Funds Distributor, Inc.) ("CMD") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

     Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

     Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders cannot currently be determined.

     As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

     A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

     In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the funds, removal of Columbia Management and CMD, disgorgement of all management fees and monetary damages. The MDL is ongoing.

     On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the funds and CMG. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

     In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits seek damages and allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

     On March 21, 2005, purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

INFORMATION ABOUT YOUR INVESTMENT

YOUR ACCOUNT

Buying Shares

     The Fund is closed to new investors. The Fund will accept additional investments under the conditions described below:

- Current shareholders in the Fund may continue to purchase shares in the Fund and reinvest dividends and capital gains distributions.

- Existing shareholders in the Fund may open a new account in the Fund provided they use the same Social Security number.

- An employee benefit plan that is an existing Fund shareholder may continue to buy shares even for new plan participants.

- All direct clients of Columbia Advisors and its affiliates may invest in the Fund, unless Columbia Advisors deems that their investment will adversely affect its ability to manage the Fund.

- A director, officer or employee of Columbia Advisors and its affiliates, and members of their immediate family, may invest in the Fund, unless Columbia Advisors deems that their investment will adversely affect its ability to manage the Fund.

- An employee benefit plan sponsored by an institution that also sponsors (or is an affiliate of an institution that sponsors) another employee benefit plan account that is a fund shareholder may invest in the Fund.

- If, in the judgment of Columbia Advisors, an investment would not adversely affect its ability to manage the Fund.

     Columbia Advisors believes that permitting the additional investments described above would not adversely affect its ability to manage the Fund effectively. Columbia Advisors reserves the right to re-open the Fund to new investors or to modify the extent to which future sales of shares are limited.

     If you want to invest in the Fund, contact a Columbia Advisors representative at 1-800-547-1037. Additionally, Columbia Advisors may, at its discretion, also use the Fund as a way to diversify the portfolios of its separately managed accounts. If the separately managed account is governed by the rules and regulations promulgated under the Employee Retirement Income Security Act of 1974, any investment in the Fund will only be made after the investment has been approved by an independent fiduciary and certain conditions are satisfied. See the Statement of Additional Information for more detail.

     The price for the Fund's shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. When the Fund or its agent receives and accepts your purchase request your shares will be bought at the next calculated NAV.

Selling Shares

     You may sell shares at any time. Upon redemption you will receive the Fund's next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling a Columbia Advisors representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

     You may also sell shares by exchanging from the Fund into shares of another fund in the Trust. To exchange by telephone, call your Columbia Advisors representative or call 1-800-547-1037.

     The Fund also reserves the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

Fund Policy on Trading of Fund Shares

     The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of the Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market-timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

     The Fund, directly and through its agents, takes various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market Fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund and also retains the right to modify these market timing policies at any time without prior notice.

     The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

     For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

     Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

     The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting marking timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

     The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

Intermediary Compensation

     The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

     Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including:
(i) occasional gifts; (ii) occasional meals, or other entertainment; and/or
(iii) support for financial service firm educational or training events.

     In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of the Fund attributable to a particular intermediary.

     In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. Please also contact your financial service firm or intermediary for details about payments it may receive.

Pricing of Shares

     The Fund's investments are valued based on its market value using the last sales price reported on the principal securities exchange on which the investment is traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over the counter markets. If a market value is not readily available, the Fund's investments will be fair valued pursuant to procedures established by and monitored by the Board of Trustees.

     If applicable to the Fund, securities trading in various foreign markets may take place on days when the New York Stock Exchange is closed. Further, when the New York Stock Exchange is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the New York Stock Exchange on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, Columbia Advisors determines that a particular event would materially affect the Fund's NAV, then, Columbia Advisors under the general supervision of the Board of Trustees, will use all relevant information available to it to determine a fair value for the affected portfolio securities.

     The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

DISTRIBUTIONS AND TAXES

Income and Capital Gain Distributions

     The Fund pays its shareholders dividends from its net investment income and generally distributes substantially all of its net realized capital gains to shareholders at least annually. The amount of capital gains distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Dividend and capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the dividend or capital gain distribution in cash.

Tax Effect of Distributions and Transactions

     The dividends and other distributions of the Fund are taxable to shareholders, unless your investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them as income.

     In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Dividends that are "qualified dividend income" (as defined in the Internal Revenue Code) are eligible for a reduced rate of tax. Distributions of long-term capital gains generally are taxable as such, regardless of how long you have held your fund shares.

     Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

     Long-term capital gains rates applicable to individuals have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2008.

     Each year, the Fund will send you information detailing the amount of ordinary income, capital gains, and qualified dividend income distributed to you for the previous year. The sale of shares in your account may produce gain or loss and generally is a taxable event. For tax purposes, an exchange of shares of the Fund for another fund managed by the Advisor is treated as a sale of shares.

     Your investment in the Fund could have additional tax consequences. Please consult your tax professional for assistance as to the possible application of foreign, state, and local tax laws to your investment in the Fund.

MORE ABOUT THE FUND

Changes to Investment Objective and Temporary Investments

     The investment objective of the Fund may be changed by the Board of Trustees, without shareholder approval, upon 30 days written notice. Additionally, under adverse market conditions, the Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse economic or market conditions. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its stated investment objective.

Portfolio Turnover

     The Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases the Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from the Fund's performance. Additionally, due to the institutional nature of the shareholders in the Fund, redemption requests are frequently large. In order to satisfy such redemption requests, the Fund may be forced to sell securities with built in capital gains that will be taxable to shareholders. Derivatives

     The Fund may purchase derivative instruments, such as futures, options, swap contracts, and options on futures, to gain or reduce exposure to particular securities or segments of the equity markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or, in some cases, currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in the prices of certain securities held by the Fund, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of equity securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

APPENDIX A

Hypothetical Investment and Expense Information

     The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in shares of the Fund assuming a 5% return each year, the hypothetical year-end balance before expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any fee waiver or expense reimbursement.

Annual Expense Ratio   Initial Hypothetical Investment Amount   Assumed Rate of Return
--------------------   --------------------------------------   ----------------------
0.85%...............                 $10,000.00                        5%

       Cumulative Return   Hypothetical Year-                           Hypothetical Year-
         Before Fees &     End Balance Before     Cumulative Return      End Balance After   Annual Fees &
Year        Expenses         Fees & Expenses    After Fees & Expenses     Fees & Expenses       Expenses
----   -----------------   ------------------   ---------------------   ------------------   -------------
 1            5.00%            $10,500.00                4.15%              $10,415.00         $   86.76
 2           10.25%            $11,025.00                8.47%              $10,847.22         $   90.36
 3           15.76%            $11,576.25               12.97%              $11,297.38         $   94.11
 4           21.55%            $12,155.06               17.66%              $11,766.22         $   98.02
 5           27.63%            $12,762.82               22.55%              $12,254.52         $  102.09
 6           34.01%            $13,400.96               27.63%              $12,763.08         $  106.32
 7           40.71%            $14,071.00               32.93%              $13,292.70         $  110.74
 8           47.75%            $14,774.55               38.44%              $13,844.40         $  115.33
 9           55.13%            $15,513.28               44.19%              $14,418.94         $  120.12
 10          62.89%            $16,288.95               50.17%              $15,017.33         $  125.10
Total Gain Before Fees &
   Expenses                    $ 6,288.95
Total Gain After Fees &
   Expenses                                                                 $ 5,017.33
Total Annual Fees &
   Expenses Paid                                                                               $1,048.97

FOR MORE INFORMATION

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Fund's website
(www.columbiamanagement.com) include a description of the Fund's policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Fund by writing or calling the Fund's distributor or visiting the Fund's website at:

Columbia Management Distributors, Inc.
One Financial Center
Boston, MA 02111-2621
1-800-547-1037
www.columbiamanagement.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room
Securities and Exchange Commission
Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090.

Investment Company Act file number:

CMG Fund Trust: 811-5857

-    CMG Small Cap Fund

[LOGO] ColumbiaFunds

     A Member of Columbia Management Group

     (C)2005 Columbia Management Distributors, Inc.
     One Financial Center, Boston, MA 02111-2621

                                                               PRO-36/91633-1005

                       COLUMBIA FUNDS INSTITUTIONAL TRUST
                                  (THE "TRUST")

     SUPPLEMENT TO THE PROSPECTUS DATED DECEMBER 1, 2005 (THE "PROSPECTUS")

                     CMG STRATEGIC EQUITY FUND (THE "FUND")

     The Prospectus is hereby supplemented with the following information:

     1. The name of the trust on the front cover of the prospectus and on the back page of the prospectus in the section titled "For More Information," is revised to read "Columbia Funds Institutional Trust."

     2. The date on the front cover of the Prospectus is revised to read "March 27, 2006."

     3. The "Calendar Year Total Returns" and "Average Annual Total Returns" tables for the Fund in the section entitled "Performance History" are updated and restated in their entirety as follows:

CALENDAR YEAR TOTAL RETURNS

2002     2003    2004    2005
-----   -----   -----   -----
-9.03%  35.27%  22.92%  [___]%

                          For the periods shown above:
                         Best quarter: [2Q '03, +18.48%]
                        Worst quarter: [3Q '02, -14.64%]

AVERAGE ANNUAL RETURNS - FOR PERIODS ENDED DECEMBER 31, 2005

                                                         SINCE
                                         1 YEAR    INCEPTION (10/9/01)
                                         -------   -------------------
Fund (%)
   Return Before Taxes                   [13.95]        [15.60]
   Return After Taxes on Distribution    [12.76]        [14.93]
   Return After Taxes on Distributions
      and Sale of Fund Shares            [10.08]        [13.29]
S&P 500 Index(1) (%)                     [10.88]         [6.12(2)]

(1) The S&P 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. The index reflects reinvestment of dividends and distributions if any, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)  The index performance is from October 9, 2001.

CMG STRATEGIC EQUITY FUND Prospectus, December 1, 2005

Advised by Columbia Management Advisors, LLC

     CMG Strategic Equity Fund (the "Fund") is a portfolio of CMG Fund Trust. The Fund seeks to provide investors with long-term growth of capital and total returns greater than those of the market over time.

     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed on the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

[LOGO] Columbia Management (R)

Not FDIC Insured

May Lose Value

No Bank Guarantee

                                TABLE OF CONTENTS

INFORMATION ABOUT THE FUND.................................................    3
      Investment Goal......................................................    3
      Principal Investment Strategies......................................    3
      Principal Investment Risks...........................................    4
      Performance History..................................................    5
      Your Expenses........................................................    6
      Financial Highlights.................................................    8
MANAGEMENT.................................................................    9
LEGAL PROCEEDINGS..........................................................    9
INFORMATION ABOUT YOUR INVESTMENT..........................................   11
   Your Account............................................................   11
      Buying Shares........................................................   11
      Selling Shares.......................................................   11
      Fund Policy on Trading of Fund Shares................................   11
      Intermediary Compensation............................................   13
      Pricing of Shares....................................................   13
   Distributions and Taxes.................................................   14
      Income and Capital Gain Distributions................................   14
      Tax Effect of Distributions and Transactions.........................   14
MORE ABOUT THE FUND........................................................   15
   Investment Strategy.....................................................   15
      Portfolio Securities and Foreign Issuers.............................   15
      Derivatives..........................................................   16
      Changes to Investment Objective and Temporary Investments............   16
      Portfolio Turnover...................................................   16
APPENDIX A.................................................................   17

INFORMATION ABOUT THE FUND

Investment Goal

     The Fund seeks to provide investors long-term growth of capital and total returns greater than those of the market over time.

Principal Investment Strategies

     The Fund's investment objective is to provide long-term growth of capital by investing at least 80% of its total assets in common stocks. Investments typically will be in companies that the portfolio manager believes are undervalued by investors. Under normal market conditions, the Fund may invest in companies of any size, ranging from small-cap companies to large-cap companies. The Fund's investment advisor expects to use active trading strategies to take advantage of perceived market opportunities across all areas of the market. Most of the Fund's assets will be invested in U.S. common stocks; however, the Fund may invest in equity securities, including American Depositary Receipts, of foreign issuers when consistent with the Fund's investment objective. The Fund may also invest in real estate investment trusts and securities convertible into or exercisable for stock (including preferred stocks, warrants and debentures). The Fund may also invest in options and financial futures contracts ("derivatives").

     In selecting securities for the Fund, Columbia Management Advisors, LLC, the investment advisor for the Fund (the "Advisor"), begins with a top-down industry sector analysis tracking specific sectors or industries of the market and identifying securities within those areas that are expected to reward shareholders. Through this process, the Advisor determines the emphasis to be placed on different industries and selects individual stocks in which the Fund invests. In building the Fund's portfolio, the Advisor combines this top-down approach with intensive bottom-up research of individual securities issues, evaluating each company on the basis of its financial statements and operations. Factors such as management, financial condition, industry dynamics, earnings growth, profit margins, sales trends, dividend paying history and potential, as well as financial ratios and investment in research and development will be scrutinized as part of the Advisor's analysis. The Advisor seeks companies that are attractively valued and that have demonstrated or show the potential to demonstrate improved cash flow and return on invested capital. These may also include special situations companies that are experiencing management changes or are temporarily out of favor. This approach, combined with judgments about valuation and trends in the environment which tend to drive stock price appreciation, is intended to identify investment opportunities that the Advisor believes will outperform the market over time and offer long-term financial reward.

     In seeking to achieve its investment goal, the Fund may invest in various types of securities and engage in various investment techniques which are not the principal focus of the Fund and, therefore, are not described in this prospectus. These types of securities and investment practices are identified and discussed in the Fund's Statement of Additional Information, which you may obtain free of charge (see back cover). Approval by the Fund's shareholders is not required to modify or change the Fund's investment goals or investment strategies.

Principal Investment Risks

     The principal risks of investing in the Fund are described below. There are many circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment goal. You may lose money by investing in the Fund.

     - Management risk means that the Advisor's investment decisions might produce losses or cause the Fund to underperform when compared to other funds with a similar investment goal. Market risk means that security prices in a market, sector or industry may fall, reducing the value of your investment. Because of management and market risk, there is no guarantee that the Fund will achieve its investment goal or perform favorably among comparable funds.

     - Since it purchases equity securities, the Fund is subject to equity risk. This is the risk that stock prices will fall over short or extended periods of time. Although the stock market has historically outperformed other asset classes over the long term, the stock market tends to move in cycles. Individual stock prices may fluctuate drastically from day to day and may underperform other asset classes over an extended period of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These price movements may result from factors affecting individual companies, industries or the securities market as a whole.

     - Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in the Advisor's opinion, undervalued. If the Advisor's assessment of a company's prospects is wrong, the price of the company's stocks may fall, or may not approach the value the Advisor has placed on it.

     - Small- or mid-cap companies may be more susceptible to market downturns, and their prices could be more volatile. These companies are more likely than larger companies to have limited product lines, operating histories, markets or financial resources. They may depend heavily on a small management team and may trade less frequently, may trade in smaller volumes and may fluctuate more sharply in price than stocks of larger companies. In addition, such companies may not be widely followed by the investment community, which can lower the demand for their stocks.

     - Foreign securities are subject to special risks. Foreign markets can be extremely volatile. Fluctuations in currency exchange rates may impact the value of foreign securities denominated in foreign currencies and U.S. dollars, without a change in the intrinsic value of those securities. The liquidity of foreign securities may be more limited than that of domestic securities, which means that the Fund may, at times, be unable to sell foreign securities at desirable prices. Brokerage commissions, custodial fees and other fees are generally higher for foreign investments. In addition, foreign governments may impose withholding taxes which would reduce the amount of income and capital gains available to distribute to shareholders. Other risks include possible delays in the settlement of transactions or in the notification of income; less publicly available information about companies; the impact of political, social or diplomatic events; possible seizure, expropriation or nationalization of the company or its assets; and possible imposition of currency exchange controls.

     - Investments in emerging markets are subject to additional risk. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be new and developing rapidly, which may cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluations, which could hurt their economies and securities markets.

     - Derivatives involve special risks and may result in losses. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have had it invested in the underlying security. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility. The use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the Fund's potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund's derivative positions at times when the Fund might wish to terminate or sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The Fund may not be able to find a suitable derivative transaction counterparty, and thus may be unable to invest in derivatives altogether. For more information on the risks of derivative strategies, see the Statement of Additional Information.

     Your investment in the Fund is not a bank deposit and is not insured or endorsed by any bank, government agency or the Federal Deposit Insurance Corporation. You could lose money as a result of your investment in the Fund. Please see "MORE ABOUT THE FUND" for additional information on these and other types of risks associated with investments in the Fund, as well as information on other types of investments the Fund may make and on the risks associated with those types of investments.

Performance History

     The bar chart below shows the Fund's calendar year total returns (before taxes) for its shares. The performance table following the bar chart shows how the Fund's average annual total returns for its shares compare with those of a broad measure of market performance for one year and for the life of the Fund. The chart and table are intended to illustrate some of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year. All returns include the reinvestment of dividends and distributions. Performance results include the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. Except as noted, any expense reduction arrangements may be discontinued at any time. As with all mutual funds, past performance (before and after taxes) does not predict the Fund's future performance.

                              Strategic Equity Fund

                Year-By-Year Total Return As Of 12/31 Each Year*

                                     [CHART]

 2002     2003    2004
-----    -----   -----
-9.03%   35.27%  13.95%

*    The Fund's year-to-date total return as of September 30, 2005 was +5.79%.

Best Quarter: 2Q '03 18.48%
Worst Quarter: 3Q '02 -14.64%

     Average Annual Total Returns As Of 12/31/04

                                                    Since
                                                  Inception
                                         1 Year   (10/9/01)
                                         ------   ---------
CMG Strategic Equity Fund
   Return Before Taxes                   13.95%   15.60%
   Return After Taxes on Distributions   12.76%   14.93%
   Return After Taxes on Distributions   10.08%   13.29%
      and Sale of Fund Shares

S&P 500 Index/(1)/                       10.88%    6.12%/(2)/

(1) The S&P 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks. The index reflects reinvestment of dividends and distributions if any, but does not reflect fees, brokerage commissions or other expenses of investing.

(2)  The index performance is from October 9, 2001.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown, and after-tax returns shown are not relevant if you hold shares of the Fund through tax-deferred accounts, such as 401(k) plans or individual retirement accounts ("IRAs").

Your Expenses

     The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. As a shareholder, you pay no transaction fees in connection with your investment in the Fund. Annual fund operating expenses described in the table are paid out of the Fund's assets and are therefore reflected in the share price and total return of the Fund.

     The Fund does not charge a sales load or 12b-1 distribution fee.

Fee Table

Shareholder transaction fees
(fees paid directly from your investment)      None

Annual Fund Operating Expenses/(1)/
(expenses that are paid out of Fund assets)

   Management Fees                             0.40%
   Distribution and/or Service (12b-1) Fees    None
   Other Expenses                              0.03%
   Total Fund Operating Expenses               0.43%
      Expense Reimbursement                   -0.03%/(2)/
      Net Expenses                             0.40%

(1) In addition to the Annual Fund Operating Expenses set forth above, each shareholder will enter into a written administrative services agreement with the Advisor or its affiliate. Pursuant to this Agreement, the Advisor or its affiliate will provide the shareholder specialized reports regarding the Fund, performance of the shareholder's investment, and market conditions and economic indicators. For such services, each shareholder will pay an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee will be 0.20% on the first $25 million of the shareholder's assets in the Fund, and 0.00% on the shareholder's assets in the Fund in excess of $25 million.

(2) For the period ended October 31, 2003, the Advisor contractually agreed to reimburse the Fund for all ordinary expenses of the Fund to the extent necessary to maintain the Fund's Total Annual Fund Operating Expenses at 0.40%. The Advisor has agreed to keep this arrangement in place through November 30, 2005.

Expense Examples

These examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year, that the Fund's operating expenses remain constant as a percentage of net assets, and that all dividends and distributions are reinvested in the Fund. Your actual costs may be higher or lower, but based on these assumptions your costs would be:

1 year   3 years   5 years   10 years
------   -------   -------   --------
  $41      $135      $238      $539

See Appendix A for additional hypothetical investment and expense information.

Financial Highlights

     The financial highlights table is intended to help you understand the Fund's financial performance. Information is shown for the Fund's fiscal years since inception, which run from August 1 to July 31, unless otherwise indicated. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information is included in the Fund's financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Fund's annual report. You can request a free annual report containing those financial statements by calling 1-800-547-1037.

                              STRATEGIC EQUITY FUND

                                                                                Period          Year        Period
                                                     Year Ended July 31,         Ended          Ended        Ended
                                                  ------------------------     July 31,      October 31,   October 31,
                                                    2005            2004       2003 (a)         2002       2001 (b)
                                                  --------        --------     --------      -----------   -----------
Net asset value, beginning of period ..........   $  13.80        $  12.06     $  10.14      $  10.10      $ 10.00
                                                  --------        --------     --------      --------      -------
Income from investment operations:
   Net investment income ......................       0.19(c)(d)      0.12(c)      0.10(c)       0.11(c)        --(e)
   Net realized and unrealized gain
      (loss) on investments and foreign
      currency ................................       2.09            1.87         1.88         (0.05)        0.10
                                                  --------        --------     --------      --------      -------
   Total from investment operations ...........       2.28            1.99         1.98          0.06         0.10
                                                  --------        --------     --------      --------      -------
Less distributions declared to shareholders:
   From net investment income .................      (0.14)          (0.09)       (0.06)        (0.02)          --
   From net realized gains ....................      (0.72)          (0.16)          --            --           --
                                                  --------        --------     --------      --------      -------
      Total distributions declared to
         shareholders .........................      (0.86)          (0.25)       (0.06)        (0.02)          --
                                                  --------        --------     --------      --------      -------
Net asset value, end of period ................   $  15.22        $  13.80     $  12.06      $  10.14      $ 10.10
                                                  ========        ========     ========      ========      =======
Total return (f)(g) ...........................      16.77%          16.58%       19.66%(h)      0.53%        1.00%(h)

Ratios/Supplemental data:
   Net assets, end of period (000's) ..........   $755,860        $618,714     $370,620      $188,179      $36,942
   Ratio of net expenses to average net
      assets (i) ..............................       0.40%           0.40%        0.40%(j)      0.40%        0.40%(j)
   Ratio of net investment income to
      average net assets (i) ..................       1.31%           0.88%        1.22%(j)      1.01%        0.04%(j)
   Waiver/reimbursement .......................       0.03%           0.05%        0.05%(j)      0.07%        0.80%(j)
   Portfolio turnover rate ....................         64%             81%          78%(h)       172%          14%(h)

(a)  The Fund changed its fiscal year end from October 31 to July 31.

(b) The Fund commenced investment operations on October 9, 2001. Per share data, total return and portfolio turnover rate reflect activity from that date.

(c) Per share data was calculated using average shares outstanding during the period.

(d) Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(e)  Rounds to less than $0.01 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g) Had the Investment Advisor not waived or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i) The benefits derived from custody credits and directed brokerage arrangements, if applicable, had an impact of less than 0.01%

(j)  Annualized.

MANAGEMENT

Investment Advisor

     Columbia Management Advisors, LLC ("Columbia Advisors"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Columbia Advisors is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, Columbia Advisors runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. Columbia Advisors is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. Columbia Advisors, a registered investment advisor, has been an investment advisor since 1995.

     On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into Columbia Advisors (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, Columbia Advisors is now the investment advisor to the Fund.

Management Fees and Portfolio Manager

     For the 2005 fiscal year, aggregate advisory fees paid to Columbia Advisors and/or Columbia Management by the Fund, not including pricing and bookkeeping and other fees paid to Columbia Advisors and/or Columbia Management by the Fund or its shareholders, amounted to 0.40% of average daily net assets of the Fund.

     Emil A. Gjester, a vice president of Columbia Advisors, is the manager for the Fund and has managed or co-managed the Fund since January, 2004. Mr. Gjester has been associated with Columbia Advisors or its predecessors since 1996.

     The Statement of Additional Information provides additional information about the manager's compensation, other accounts managed and ownership of securities in the Fund.

LEGAL PROCEEDINGS

     On February 9, 2005, Columbia Management and Columbia Management Distributors, Inc. (formerly named Columbia Funds Distributor, Inc.) ("CMD") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

     Under the terms of the SEC Order, the Columbia Group has agreed among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia Management and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC to reduce certain Columbia Funds, Nations Funds and other mutual funds management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

     Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the Columbia Funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any gain to the Fund or its shareholders cannot currently be determined.

     As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Columbia Funds.

     A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

     In connection with events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities. More than 300 cases including those filed against entities unaffiliated with the funds, their Boards, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America Corporation and its affiliated entities have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). The fund derivative plaintiffs allege that the funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of the funds, removal of Columbia Management and CMD, disgorgement of all management fees and monetary damages. The MDL is ongoing.

     On January 11, 2005, a putative class action lawsuit was filed in federal district court in Massachusetts against, among others, the Trustees of the funds and CMG. The lawsuit alleges that defendants violated common law duties to fund shareholders as well as sections of the Investment Company Act of 1940, by failing to ensure that the funds and other affiliated funds participated in securities class action settlements for which the funds were eligible. Specifically, plaintiffs allege that defendants failed to submit proof of claims in connection with settlements of securities class action lawsuits filed against companies in which the funds held positions.

     In 2004, certain Columbia Funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits seek damages and allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as IN RE COLUMBIA ENTITIES LITIGATION. The plaintiffs filed a consolidated amended complaint on June 9, 2005.

     On March 21, 2005, purported class action plaintiffs filed suit in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia Funds to an exemption from contingent deferred sales charges upon early redemption (the "CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

INFORMATION ABOUT YOUR INVESTMENT

YOUR ACCOUNT

Buying Shares

     You may purchase shares in the Fund directly by contacting a Columbia Advisors representative at 1-800-547-1037. Subject to the discretion of the Advisor, the Fund's minimum initial investment requirement is $5 million. Although the Fund has no policy with respect to the size of subsequent investments, purchase orders may be refused at the discretion of the Fund.

     Columbia Advisors may, at its discretion, also purchase shares in the Fund for its separately managed advisory client accounts. If the separately managed account is governed by the rules and regulations promulgated under the Employee Retirement Income Security Act of 1974, any investment in the Fund will only be made after the investment has been approved by an independent fiduciary and certain conditions are satisfied. See the Statement of Additional Information for more detail.

     The price for the Fund's shares is the Fund's net asset value per share ("NAV"), which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time) every day the exchange is open. When the Fund or its agent receives and accepts your purchase request, your shares will be bought at the next calculated NAV.

Selling Shares

     You may sell shares at any time. Upon redemption you will receive the Fund's next NAV calculated after your order is accepted by the Fund's transfer agent. Any certificates representing Fund shares being sold must be returned with your redemption request. You can request a redemption by calling your Columbia Advisors representative at 1-800-547-1037. Redemption proceeds are normally transmitted in the manner specified in the redemption request on the business day following the effective date of the redemption. Except as provided by rules of the Securities and Exchange Commission, redemption proceeds must be transmitted to you within seven days of the redemption date.

     You may also sell shares by exchanging from the Fund into shares of another fund in the Trust. To exchange by telephone, call your Columbia Advisors representative or call 1-800-547-1037.

     The Fund also reserves the right to make a "redemption in kind" - pay you in portfolio securities rather than cash - if the amount you are redeeming is large enough to affect the Fund's operations (for example, if the redemption represents more than 1% of the Fund's assets).

Fund Policy on Trading of Fund Shares

     The interests of the Fund's long-term shareholders may be adversely affected by certain short-term trading activity by Fund shareholders. Such short-term trading activity, when excessive, has the potential to interfere with efficient portfolio management, generate transaction and other costs, dilute the value of the Fund shares held by long-term shareholders and have other adverse effects on the Fund. This type of excessive short-term trading activity is referred to herein as "market-timing". The Columbia Funds are not intended as vehicles for market timing. The Board of Trustees of the Fund has adopted the policies and procedures set forth below with respect to frequent trading of the Fund's shares.

     The Fund, directly and through its agents, take various steps designed to deter and curtail market timing. For example, if the Fund detects that any shareholder has conducted two "round trips" (as defined below) in the Fund in any 28-day period, except as noted below with respect to orders received through omnibus accounts, the Fund will reject the shareholder's future purchase orders, including exchange purchase orders, involving any Columbia Fund (other than a Money Market Fund). In addition, if the Fund determines that any person, group or account has engaged in any type of market timing activity (independent of the two-round-trip limit), the Fund may, in its discretion, reject future purchase orders by the person, group or account, including exchange purchase orders, involving the same or any other Columbia Fund, and also retains the right to modify these market timing policies at any time without prior notice.

     The rights of shareholders to redeem shares of the Fund are not affected by any of the limits mentioned above. However, certain funds impose a redemption fee on the proceeds of fund shares that are redeemed or exchanged within 60 days of their purchase.

     For these purposes, a "round trip" is a purchase by any means into a Columbia Fund followed by a redemption, of any amount, by any means out of the same Columbia Fund. Under this definition, an exchange into the Fund followed by an exchange out of the Fund is treated as a single round trip. Also for these purposes, where known, accounts under common ownership or control generally will be counted together. Accounts maintained or managed by a common intermediary, such as an adviser, selling agent or trust department, generally will not be considered to be under common ownership or control.

     Purchases, redemptions and exchanges made through the Columbia Funds' Automatic Investment Plan, Systematic Withdrawal Plan or similar automated plans are not subject to the two-round-trip limit. The two-round-trip limit may be modified for, or may not be applied to, accounts held by certain retirement plans to conform to plan limits, considerations relating to the Employee Retirement Income Security Act of 1974 or regulations of the Department of Labor, and for certain asset allocation or wrap programs.

     The practices and policies described above are intended to deter and curtail market timing in the Fund. However, there can be no assurance that these policies, individually or collectively, will be totally effective in this regard because of various factors. In particular, a substantial portion of purchase, redemption and exchange orders are received through omnibus accounts. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among financial intermediaries and retirement plans. The Fund typically is not able to identify trading by a particular beneficial owner through an omnibus account, which may make it difficult or impossible to determine if a particular account is engaged in market timing. Certain financial intermediaries have different policies regarding monitoring and restricting marking timing in the underlying beneficial owner accounts that they maintain through an omnibus account that may be more or less restrictive than the Fund practices discussed above.

     The Fund seeks to act in a manner that it believes is consistent with the best interests of Fund shareholders in making any judgments regarding market timing. Neither the Fund nor its agents shall be held liable for any loss resulting from rejected purchase orders or exchanges.

Intermediary Compensation

     The distributor, or its advisory affiliates, from their own resources, may make cash payments to financial service firms that agree to promote the sale of shares of funds that the distributor distributes. A number of factors may be considered in determining the amount of those payments, including the financial service firm's sales, client assets invested in the funds and redemption rates, the quality of the financial service firm's relationship with the distributor and/or its affiliates, and the nature of the services provided by financial service firms to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the financial service firm's representatives, and inclusion of the Fund on focus, select or other similar lists.

     Subject to applicable rules, the distributor may also pay non-cash compensation to financial service firms and their representatives, including:
(i) occasional gifts; (ii) occasional meals, or other entertainment; and/or
(iii) support for financial service firm educational or training events.

     In addition, the distributor, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of the Fund attributable to a particular intermediary.

     In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund. For further information about payments made by the distributor and its affiliates to financial service firms and intermediaries, please see the Statement of Additional Information. Please also contact your financial service firm or intermediary for details about payments it may receive.

Pricing of Shares

     The Fund's investments are valued based on their market value using the last sales price reported on the principal securities exchange on which the investment is traded, or, in the absence of recorded sales, at the closing bid prices on such exchanges or over the counter markets. If a market value is not readily available, the Fund's investments will be fair valued pursuant to procedures established by and monitored by the Board of Trustees.

     If applicable to the Fund, securities trading in various foreign markets may take place on days when the New York Stock Exchange is closed. Further, when the New York Stock Exchange is open, the foreign markets may be closed. Therefore, the calculation of the Fund's NAV may not take place at the same time the prices of certain securities held by the Fund are determined. In most cases, events affecting the values of portfolio securities that occur between the time their prices are determined and the close of normal trading on the New York Stock Exchange on a day the Fund's NAV is calculated will not be reflected in the Fund's NAV. If, however, Columbia Advisors determines that a particular event would materially affect the Fund's NAV, then Columbia Advisors under the general supervision of the Board of Trustees will use all relevant information available to it to determine a fair value for the affected portfolio securities.

     The Fund has retained an independent fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value," that value may be different from the last quoted market price for the security.

DISTRIBUTIONS AND TAXES

Income and Capital Gain Distributions

     The Fund pays its shareholders dividends from its net investment income and generally distributes substantially all of its net realized capital gains to shareholders at least annually. The amount of capital gains distributed will depend on the amount of capital gains realized from the sale of the Fund's portfolio securities. Dividend and capital gain distributions are declared and paid as cash dividends and reinvested in additional shares at the net asset value, as calculated after payment of the distribution, at the close of business on the dividend payment date, unless you have elected to receive the dividend or capital gain distribution in cash.

Tax Effect of Distributions and Transactions

     The dividends and other distributions of the Fund are taxable to shareholders, unless your investment is in a tax-advantaged account. The tax status of any distribution is the same regardless of how long you have been in the Fund and whether you reinvest your distributions or take them as income.

     In general, any distributions of dividends, interest and short-term capital gains are taxable as ordinary income. Dividends that are "qualified dividend income" (as defined in the Internal Revenue Code) are eligible for a reduced rate of tax. Distributions of long-term capital gains generally are taxable as such, regardless of how long you have held your fund shares.

     Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

     Long-term capital gains rates applicable to individuals have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2008.

     Each year, the Fund will send you information detailing the amount of ordinary income, capital gains, and qualified dividend income distributed to you for the previous year. The sale of shares in your account may produce gain or loss and generally is a taxable event. For tax purposes, an exchange of shares of the Fund for another fund managed by the Advisor is treated as a sale of shares.

     Your investment in the Fund could have additional tax consequences. Please consult your tax professional for assistance as to the possible application of foreign, state, and local tax laws to your investment in the Fund.

MORE ABOUT THE FUND INVESTMENT STRATEGY

     Before selecting individual securities for the Fund, the Advisor begins with a top-down, industry sector analysis. After performing this analysis, the Advisor uses a bottom-up, fundamental analysis of individual companies. The bottom-up analysis is intended to provide insights about the financial condition and growth prospects of a company whose stock is under consideration. As part of this research process, the Advisor evaluates a company's financial statements and operations to draw conclusions about valuation, earnings growth and profitability. The Advisor focuses on quality and financial condition of the issuer, the price of an individual issuer's common stock, and also on economic sectors and industry dynamics. To measure a company's value, the Advisor looks at sales trends and factors affecting stock price, such as price to earnings, price to cash flow and price to book ratios, and price to private market values.

     In addition to the principal investment strategy of measuring value by focusing on an issuing company's price to earnings ratios and price to cash flow ratios, factors the portfolio manager looks for in selecting investments include:

- Estimated private market value in excess of current stock price. Private market value is the price an investor would pay to own the entire company.

-    Management with demonstrated ability and commitment to the company.

- Low market valuations relative to earnings forecasts, book value, cash flow and sales.

     In addition, the Advisor will analyze trading characteristics of particular stocks and may frequently trade such stocks as part of the Fund's overall investment strategy.

Portfolio Securities and Foreign Issuers

     The Fund invests primarily in U.S. common stocks, but may also invest in equity securities of foreign issuers. The Fund considers securities that trade like common stocks, such as depositary receipts, convertible debt and convertible preferred stocks, to be common stocks. A convertible security generally entitles the holder to receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. The Fund may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. In addition, the Fund considers interests in real estate investment trusts to be common stocks.

     The common stocks of foreign issuers purchased by the Fund will likely be denominated in foreign currencies. This means that the value of the securities will be affected by changes in the exchange rate between the U.S. dollar and foreign currencies. Investments in foreign equity securities involve other risks such as greater fluctuations in price and less liquidity than U.S. securities and possible political or economic instability of the country of the issuer. The Fund may also invest in the common stocks of foreign issuers by purchasing American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers, however, by investing in ADRs rather than directly in the foreign security, the Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a European bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security.

Derivatives

     The Fund may purchase derivative instruments, such as futures, options, swap contracts, and options on futures, to gain or reduce exposure to particular securities or segments of the equity markets. Derivatives are financial instruments whose values depend on, or are derived from, the value of an underlying security, index or, in some cases, currency. The Fund may use derivatives for both hedging and non-hedging purposes, such as to adjust the Fund's sensitivity to changes in the prices of certain securities held by the Fund, or to offset a potential loss in one position by establishing an opposite position. The Fund typically uses derivatives in an effort to achieve more efficiently economic exposures similar to those it could have achieved through the purchase and sale of equity securities. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to investments of that kind.

Changes to Investment Objective and Temporary Investments

     The investment objective of the Fund may be changed by the Board of Trustees, without shareholder approval, upon 30 days written notice. Additionally, the Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse economic or market conditions. When the Fund assumes a temporary defensive position, it may not achieve its stated investment objective.

Portfolio Turnover

     The Fund is actively managed, which means the Fund's manager may frequently buy and sell securities. Frequent trading increases the Fund's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could reduce the Fund's performance.

APPENDIX A

Hypothetical Investment and Expense Information

     The following supplemental hypothetical investment information provides additional information about the effect of the expenses of the Fund, including investment advisory fees and other Fund costs, on the Fund's returns over a 10-year period. The charts show the estimated expenses that would be charged on a hypothetical investment of $10,000 in shares of the Fund assuming a 5% return each year, the hypothetical year-end balance before expenses and the cumulative return after fees and expenses. The charts also assume that the annual expense ratios stay the same throughout the 10-year period and that all dividends and distributions are reinvested. The annual expense ratio used for the Fund, which is the same as that stated in the Annual Fund Operating Expenses tables, is reflected in the charts and is net of any fee waiver or expense reimbursement.

Annual Expense Ratio   Initial Hypothetical Investment Amount   Assumed Rate of Return
--------------------   --------------------------------------   ----------------------
        0.40%                        $10,000.00                           5%

       Cumulative Return   Hypothetical Year-End   Cumulative Return   Hypothetical Year-End    Annual
         Before Fees &         Balance Before          After Fees          Balance After        Fees &
Year        Expenses          Fees & Expenses          & Expenses         Fees & Expenses      Expenses
----   -----------------   ---------------------   -----------------   ---------------------   --------
1             5.00%              $10,500.00               4.60%              $10,460.00         $ 40.92
2            10.25%              $11,025.00               9.41%              $10,941.16         $ 42.80
3            15.76%              $11,576.25              14.44%              $11,444.45         $ 44.77
4            21.55%              $12,155.06              19.71%              $11,970.90         $ 46.83
5            27.63%              $12,762.82              25.22%              $12,521.56         $ 48.98
6            34.01%              $13,400.96              30.98%              $13,097.55         $ 51.24
7            40.71%              $14,071.00              37.00%              $13,700.04         $ 53.60
8            47.75%              $14,774.55              43.30%              $14,330.24         $ 56.06
9            55.13%              $15,513.28              49.89%              $14,989.43         $ 58.64
10           62.89%              $16,288.95              56.79%              $15,678.95         $ 61.34

Total Gain Before
   Fees & Expenses               $ 6,288.95
Total Gain After
   Fees & Expenses                                                           $ 5,678.95
Total Annual Fees
   & Expenses Paid                                                                              $505.18

FOR MORE INFORMATION

Additional information about the Fund's investments is available in the Fund's semi-annual and annual reports to shareholders. The annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You may wish to read the Statement of Additional Information for more information on the Fund and the securities in which they invest. The Statement of Additional Information is incorporated into this prospectus by reference, which means that it is considered to be part of this prospectus.

The Statement of Additional Information and the Fund's website
(www.columbiamanagement.com) include a description of the Fund's policies with respect to the disclosure of their portfolio holdings.

You can get free copies of annual and semi-annual reports and the Statement of Additional Information, request other information and discuss your questions about the Funds by writing or calling the Fund's distributor or visiting the Fund's website at:

Columbia Management Distributors, Inc.

One Financial Center

Boston, MA 02111-2621

1-800-547-1037

www.columbiamanagement.com

Text-only versions of all Fund documents can be viewed online or downloaded from the EDGAR database on the Securities and Exchange Commission Internet site at www.sec.gov.

You can review and copy information about the Fund, including the Statement of Additional Information, by visiting the following location, and you can obtain copies, upon payment of a duplicating fee, by electronic request at the E-mail address publicinfo@sec.gov or by writing the:

Public Reference Room

Securities and Exchange Commission

Washington, DC 20549-0102

Information on the operation of the Public Reference Room may be obtained by calling

1-202-942-8090.

Investment Company Act file number:

CMG Fund Trust: 811-5857

-    CMG Strategic Equity Fund

[LOGO] ColumbiaFunds

     A Member of Columbia Management Group

     (C)2005 Columbia Management Distributors, Inc.
     One Financial Center, Boston, MA 02111-2621

                             CMG CORE PLUS BOND FUND
                               CMG CORE BOND FUND
                           CMG INTERMEDIATE BOND FUND
                            CMG SHORT TERM BOND FUND
                         CMG ULTRA SHORT TERM BOND FUND
                            CMG GOVERNMENT BOND FUND
                  CMG MORTGAGE AND ASSET-BACKED SECURITIES FUND
                               CMG HIGH YIELD FUND
                           CMG INTERNATIONAL BOND FUND
                PORTFOLIOS OF COLUMBIA FUNDS INSTITUTIONAL TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                              _______________, 2006

     This Statement of Additional Information contains information relating to Columbia Funds Institutional Trust (the "Trust") and nine portfolios of the
Trust: CMG Core Plus Bond Fund, CMG Core Bond Fund, CMG Intermediate Bond Fund, CMG Short Term Bond Fund, CMG Ultra Short Term Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG High Yield Fund and CMG International Bond Fund (each a "Fund", together the "Funds").

     This Statement of Additional Information is not a Prospectus. It relates to the Prospectus dated December 1, 2005, as supplemented from time to time (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.

     The most recent Annual Report to shareholders of the CMG Core Bond, CMG Short Term Bond, CMG Ultra Short Term Bond, CMG High Yield Funds, each a series of CMG Fund Trust, predecessors to the Funds, is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information. The remaining series of the CMG Fund Trust, predecessors to the Funds, have not yet commenced operations and, thus, there are no annual reports available for these series.

[SAI-39/91586-1105]

                                TABLE OF CONTENTS

DESCRIPTION OF THE FUNDS...................................................    4
MANAGEMENT.................................................................   34
DISCLOSURE OF PORTFOLIO INFORMATION........................................   57
INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES......................   59
PORTFOLIO TRANSACTIONS.....................................................   64
CAPITAL STOCK AND OTHER SECURITIES.........................................   67
PURCHASE, REDEMPTION AND PRICING OF SHARES.................................   68
CUSTODIAN..................................................................   70
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................   71
TAXES......................................................................   71
SHAREHOLDER LIABILITY......................................................   74
SHAREHOLDER MEETINGS.......................................................   77
FINANCIAL STATEMENTS.......................................................   78
APPENDIX I.................................................................   79

                            DESCRIPTION OF THE FUNDS

     The Trust. a business trust recently organized under the laws of the Commonwealth of Massachusetts, is registered with the Securities and Exchange Commission (the "SEC") as an open-end, management investment company. The Trust is comprised of separate portfolios, each of which is treated as a separate fund. There are 20 portfolios established under the Trust with differing investment goals, policies and restrictions: the Funds, CMG Enhanced S&P 500 Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small/Mid Cap Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG International Stock Fund, CMG Small Cap Fund, and CMG Strategic Equity Fund. With the exception of the International Bond Fund, Mortgage and Asset-Backed Securities Fund and Core Plus Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. Because the International Bond Fund, the Mortgage and Asset-Backed Securities Fund and Core Plus Bond Fund may invest in a relatively small number of issuers, they will be more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified fund might be. The investment Advisor for each of the Funds is Columbia Management Advisors, LLC (the "Advisor"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Advisor.

     Prior to ________, 2006 (the "Fund Reorganization Date"), the Funds were organized as separate portfolios of the CMG Fund Trust (each, a "Predecessor Fund" and, collectively, "Predecessor Funds"), an Oregon business trust organized in 1989 (the "Predecessor Trust"). The information provided for each Fund in this SAI for periods prior to the Fund Reorganization Date relates to its Predecessor Fund; the information provided for the Trust in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Trust.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

     The investment objectives and principal investment strategies and policies of each Fund are described in the Prospectus. None of the Funds' investment objectives may be changed without a vote of its outstanding voting securities. There is no assurance that a Fund will achieve its investment objective(s). What follows is additional information regarding securities in which a Fund may invest and investment practices in which it may engage. Because the Core Plus Bond Fund only invests principally in the other Funds, references to "a Fund" or "the Funds" when discussing securities that may be purchased or an investment technique that may be engaged in excludes the Core Plus Bond Fund (except the Fund may invest in short-term paper and U.S. Government securities). To determine whether a Fund purchases such securities or engages in such practices, and to what extent, see "Chart of Securities and Investment Practices" at the end of this "INVESTMENT OBJECTIVES, POLICIES AND RISKS" section below.

Corporate Debt Securities

     These include corporate bonds, debentures, notes, convertible securities and other similar corporate debt instruments. The following is a description of the bond ratings used by Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's, a division of the McGraw-Hill Companies, Inc., ("S&P"). Subsequent to its purchase by a Fund, a security may cease to be rated, or its rating may be reduced below the criteria set forth for the Fund. Neither event would require the elimination of the security from a Fund's portfolio, but the Advisor will consider that event in its determination of whether the Fund should continue to hold such security in its portfolio.

     BOND RATINGS. MOODY'S -- The following is a description of Moody's bond ratings:

     Aaa - Best quality; smallest degree of investment risk.

     Aa - High quality by all standards; Aa and Aaa are known as high-grade bonds.

     A - Many favorable investment attributes; considered upper medium-grade obligations.

     Baa - Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     Ba - Speculative elements; future cannot be considered well assured. Protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future.

     B - Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Poor standing, may be in default; elements of danger with respect to principal or interest.

     S&P -- The following is a description of S&P's bond ratings:

     AAA - Highest rating; extremely strong capacity to pay principal and interest.

     AA - Also high-quality with a very strong capacity to pay principal and interest; differ from AAA issues only by a small degree.

     A - Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for higher-rated bonds.

     Bonds rated AAA, AA, A, and BBB are considered investment grade bonds.

     BB - Less near-term vulnerability to default than other speculative grade debt; face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payment.

     B - Greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments; adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC - Current identifiable vulnerability to default and dependent upon favorable business, financial, and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     Bonds rated BB, B, and CCC are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

High Yield Securities ("Junk Bonds")

     Investment in securities rated below investment grade (i.e., rated Ba or lower by Moody's or BB or lower by S&P) are described as "speculative" by both Moody's and S&P ("high yield securities" or "junk bonds"). An investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of high quality debt securities.

     High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a Fund may incur additional expenses to seek recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

     The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The Advisor seeks to minimize the risks of investing in high yield securities through diversification, in-depth credit analysis and attention to current developments and trends in both the economy and financial markets.

     The use of credit ratings as the sole method of evaluating high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Advisor does not rely solely on credit ratings when selecting securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the portfolio security if the Advisor deems it in the best interest of shareholders.

Convertible Securities

     A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

     Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. In addition, convertible securities are often lower-rated securities.

     The convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objective. A Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert.

Foreign Securities

     Foreign debt securities purchased by Funds permitted to purchase such securities may be denominated in foreign currency or U.S. dollars, or may be traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency.

     Investing in foreign debt securities involve certain risks such as:

-    interest rate risk,

-    credit risk,

-    exchange rate risk/currency fluctuations, and

- political, economic and social instability in the country of the issuer, such as expropriation of assets or nationalization of industries.

     As a result, the debt securities held by a Fund may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. The prices of foreign securities denominated in foreign currency are affected by changes in the currency exchange rates. Potential political or economic instability of the country of the issuer, especially in developing or less developed countries (which are sometimes referred to as emerging markets), could cause rapid and extreme changes in the value of a Fund's assets. Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers are subject to less governmental regulation and oversight than U.S. issuers. Also, many countries where a Fund may invest are not as politically or economically developed as the

United States. Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Funds holding foreign securities.

     To the extent a Fund can invest in foreign securities, a portion of a Fund's investments, particularly in the case of the International Bond Fund, may be held in the foreign currency of the country where the investment is made. These securities are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency trends are unpredictable.

     Another risk of investing in foreign securities is that additional costs may be incurred in connection with a Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

     Securities traded in countries with emerging securities markets may be subject to risks in addition to the risks typically posed by global investing due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations, and political and economic instability. Investments in these countries are subject to severe and abrupt price declines. Certain countries have experienced hyperinflation and devaluation of their currencies versus the U.S. dollar, which have adversely affected returns to U.S. investors. In addition, securities of issuers located in these markets may present credit, currency, liquidity, legal, political and other risks different from risks associated with investing in developed countries.

     The Funds may also invest in mortgage-backed securities issued or guaranteed by foreign government entities, and Brady Bonds, which are long-term bonds issued by government entities in developing countries as part of a restructuring of their commercial loans. A Brady Bond is created when an outstanding commercial bank loan to a government or private entity is exchanged for a new bond in connection with a debt restructuring plan. Brady Bonds may be collateralized or uncollateralized and issued in various currencies (usually in the U.S. dollar, however). They are often fully collateralized as to principal in U.S. Treasury zero coupon bonds. Even with this collateralization feature, however, Brady Bonds are often considered speculative, below investment-grade investments because the timely payment of interest is the responsibility of the issuing party (the foreign country or entity), and the value of the bonds can fluctuate significantly based on the issuer's ability or perceived ability to make these payments. Brady Bonds may be structured with floating rate or low fixed-rate coupons.

     Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

     Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy toward the International Monetary

Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

     A Fund's investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of a Fund's income distributions to constitute returns of capital for tax purposes or require a Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Bank Obligations

     Bank obligations in which each of the Funds may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

     Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

     Commercial paper is an unsecured short-term note of indebtedness issued in bearer form by business or banking firms to finance their short-term credit needs.

     COMMERCIAL PAPER RATINGS. A1 and Prime 1 are the highest commercial paper ratings issued by S&P and Moody's, respectively.

     Commercial paper rated A1 by S&P has the following characteristics: (1) liquidity ratios are adequate to meet cash requirements; (2) long-term senior debt is rated A or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of 10 years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Foreign Currency Transactions

     To the extent a Fund invests in foreign securities, it may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. The Fund may engage in these transactions to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of foreign securities. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Open positions in forwards used for non-hedging purposes will be covered by the segregation with the Trust's custodian of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, and are marked to market daily. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of a Fund with a view to protecting the portfolio from adverse currency movements, based on the Advisor's outlook, and a Fund might be expected to enter into such contracts in the following circumstances:

     LOCK IN. When management desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

     CROSS HEDGE. If a currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of that Fund's portfolio holdings denominated in the currency sold.

     DIRECT HEDGE. If the Advisor wants to eliminate substantially all of the risk of owning a particular currency, or if the Advisor believes the portfolio may benefit from price appreciation in a given country's bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the bond.

     PROXY HEDGE. The Advisor might choose to use a proxy hedge, which is usually less costly than a direct hedge. In this case, a Fund, having purchased a bond, will sell a currency whose value is believed to be closely linked to the currency in which the bond is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of bonds denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies, and because the relationships can be very unstable at times.

     Forward contracts involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency moves may not occur exactly as the Advisor expected, so use of forward contracts could adversely affect a Fund's total return.

     COSTS OF HEDGING. When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially lost if a Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the "cost" of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

     Hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund's dividend distribution and are not reflected in its yield. Instead these costs will, over time, be reflected in a Fund's net asset value per share.

     Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the "Code"). These provisions could result in an increase or decrease in the amount of taxable dividends paid by a Fund and could affect whether distributions paid by that Fund are classified as capital gains or ordinary income.

U.S. Government Securities

     Government securities may be either direct obligations of the U.S. Treasury or may be the obligations of an agency or instrumentality of the United States.

     TREASURY OBLIGATIONS. The U.S. Treasury issues a variety of marketable securities that are direct obligations of the U.S. Government. These securities fall into three categories - bills, notes, and bonds - distinguished primarily by their maturity at time of issuance. Treasury bills have maturities of one year or less at the time of issuance, while Treasury notes currently have maturities of 1 to 10 years. Treasury bonds can be issued with any maturity of more than 10 years.

     OBLIGATIONS OF AGENCIES AND INSTRUMENTALITIES. Agencies and instrumentalities of the U.S. Government are created to fill specific governmental roles. Their activities are primarily financed through securities whose issuance has been authorized by Congress. Agencies and instrumentalities include Export Import Bank, Federal Housing Administration, Government National Mortgage Association, Tennessee Valley Authority, Banks for Cooperatives, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Federal Home Loan Mortgage Corp., U.S. Postal System, and Federal Finance Bank. Although obligations of "agencies" and "instrumentalities" are not direct obligations of the U.S. Treasury, payment of the interest or principal on these obligations is generally backed directly or indirectly by the U.S. Government. This support can range from backing by the full faith and credit of the United States or U.S. Treasury guarantees to the backing solely of the issuing instrumentality itself.

Mortgage-Backed Securities and Mortgage Pass-Through Securities

     Mortgage-backed securities are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below.

     Because principal may be prepaid at any time, mortgage-backed securities involve significantly greater price and yield volatility than traditional debt securities. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Funds to a lower rate of return upon reinvestment. To the extent that mortgage-backed securities are held by a Fund, the prepayment right will tend to limit to some degree the increase in net asset value of the Fund because the value of the mortgage-backed securities held by the Fund may not appreciate as rapidly as the price of non-callable debt securities. When interest rates rise, mortgage prepayment rates tend to decline, thus lengthening the life of mortgage-related securities and increasing their price volatility, affecting the price volatility of a Fund's shares.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is the Government National Mortgage Association ("GNMA"). GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of a Fund's shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

     Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government.

     FHLMC is a corporate instrumentality of the U.S. Government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There is no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/services and poolers, the Advisor determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Collateralized Mortgage Obligations ("CMOs")

     CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially protected against a sooner than desired return of principal by the sequential payments. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.

     In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     A Fund will invest only in those CMOs whose characteristics and terms are consistent with the average maturity and market risk profile of the other fixed income securities held by that Fund.

Other Mortgage-Backed Securities

     The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investment in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Fund's investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities.

Other Asset-Backed Securities

     The securitization techniques used to develop mortgage-backed securities are being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans, computer leases and credit card and other types of receivables, are being securitized in pass-through structures similar to mortgage pass-through structures described above or in a structure similar to the CMO structure. Consistent with a Fund's investment objectives and policies, the Mortgage and Asset-Backed Securities Fund will, and the other Funds may, invest in these and other types of asset-backed securities that may be developed in the future. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

     Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of state and federal consumer credit laws, many of which give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Asset-backed securities are often backed by a pool of assets representing the obligations of a number of direct parties. To reduce the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor or the underlying assets. Liquidity protection refers to the making of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantee policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. None of the Funds will pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

Floating or Variable Rate Securities

     Floating or variable rate securities have interest rates that periodically change according to the rise and fall of a specified interest rate index or a specific fixed-income security that is used as a benchmark. The interest rate typically changes every six months, but for some securities the rate may fluctuate weekly, monthly, or quarterly. The index used is often the rate for 90 or 180-day Treasury Bills. Variable-rate and floating-rate securities may have interest rate ceilings or caps that fix the interest rate on such a security if, for example, a specified index exceeds a predetermined interest rate. If an interest rate on a security held by a Fund becomes fixed as a result of a ceiling or cap provision, the interest income received by that Fund will be limited by the rate of the ceiling or cap. In addition, the principal values of these types of securities will be adversely affected if market interest rates continue to exceed the ceiling or cap rate.

Loan Participations and Assignments

     Each Fund may purchase participations in loans to corporations or governments, including governments of less-developed countries. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower or government, and generally are offered by banks or other financial institutions or lending syndicates. A Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, a Fund assumes the credit risk associated with the borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which a Fund intends to invest may not be rated by any nationally recognized rating service such as Moody's or S&P.

     A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the borrower, a Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a borrower.

     Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments in such indebtedness, the Fund's share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated.

     Loan participations and assignments may not be readily marketable and may be subject to restrictions on resale. Investments in loans through direct assignment of the financial institution's interests with respect to the loan may involve additional risks to a Fund. If a loan is foreclosed, for example, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Lending of Portfolio Securities

     Each Fund may lend securities to a broker-dealer or institutional investor for the investor's use in connection with short sales, arbitrage, or other securities transactions. Lending of a Fund's portfolio securities will be made (if at all) in conformity with applicable federal and state rules and regulations. The purpose of a qualified lending transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it. The principal risk of a transaction involving the lending of portfolio securities is the potential insolvency of the broker-dealer or, other borrower.

     Management of the Funds understands that it is the view of the Staff of the SEC that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100% collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) a Fund must be able to terminate the loan, after notice, at any time; (4) a Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) a Fund may pay only reasonable custodian fees in connection with the loan; (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

     While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Derivative Instruments

     In pursuing its investment objective each Fund may purchase and sell (write) both put options and call options on securities and securities indexes, and may enter into interest rate and index futures contracts and purchase and sell options on such futures contracts ("futures options") for hedging purposes or as part of its overall investment strategies. In addition, the International Bond Fund may also purchase and sell foreign currency futures contracts and related options. The International Bond Fund may purchase and sell such foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The International Bond Fund may also enter into swap agreements with respect to interest rates and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes. If other types of financial instruments, including other types of options, future contracts, or futures options are traded in the future, a Fund may also use those instruments, provided that the Trustees determine that their use is consistent with a Fund's investment objective and does not violate the Fund's investment restrictions.

     The value of some derivative instruments in which a Fund may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the Advisor to forecast interest rates and other economic factors correctly. If the Advisor incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could be exposed to the risk of loss.

     A Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the Advisor incorrectly forecasts interest rates, market values, or other economic factors in utilizing a derivatives strategy for the Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

     OPTIONS ON SECURITIES AND INDEXES. A Fund may, to the extent specified herein or in the Prospectus, purchase and sell both put and call options on fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

     An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

     A Fund will write call options and put options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, in such amount are segregated by its custodian) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund maintains with its custodian assets, in an amount equal to the contract value of the index, determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees. A call option is also covered if the Fund holds a call on the same security or index as the call written in which the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees. A put option on a security or an index is "covered" if the Fund segregates assets that are determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees and that are equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written in which the exercise price of the put held is (i) equal to or greater than the exercise price of the put written or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees.

     If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Before the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. Before exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

     A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options when the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     RISKS ASSOCIATED WITH OPTIONS ON SECURITIES AND INDEXES. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, when a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without being exercised. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

     If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     FOREIGN CURRENCY OPTIONS. The International Bond Fund, and to a lesser extent the other Funds, may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits that may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Each Fund may invest in interest rate futures contracts and options thereon, and the International Bond Fund may also invest in foreign currency futures contracts and options thereon.

     An interest rate, foreign currency, or index futures contract provides for the future sale by one party and the future purchase by another party of a specified quantity of a financial instrument, foreign currency, or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including the S&P 500, the S&P Midcap 400, the

Nikkei 225, the NYSE composite, U.S. Treasury notes, GNMA Certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, Eurodollar certificates of deposit, the Australian dollar, the Canadian dollar, the British pound, the German mark, the Japanese yen, the French franc, the Swiss franc, the Mexican peso, and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future.

     A Fund may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     To comply with applicable rules of the Commodity Futures Trading Commission ("CFTC") under which the Trust and the Funds avoid being deemed a "commodity pool" or a "commodity operator," the Funds intend generally to limit their use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations, and practice. For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. A Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund's exposure to interest rate fluctuations, a Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     A Fund will only enter into futures contracts and futures options that are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, that Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in the value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark to market its open futures positions.

     A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund.

     Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, a Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes the capital loss. The transaction costs must also be included in these calculations.

     A Fund may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet a Fund's immediate obligations. A Fund may use the same liquid assets to cover both the call and put options when the exercise price of the call and put are the same or the exercise price of the call is higher than that of the put. In such cases, a Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. In general, each Fund intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. With respect to positions in futures and related options that do not constitute bona fide hedging positions, a Fund will not enter into a futures contract or futures option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of that Fund's net assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

     When purchasing a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures approved by the Board of Trustees, that when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by a Fund.

     When selling a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets that are determined to be liquid by the Advisor in accordance with procedures approved by the Board of Trustees and that are equal to the market value of the instruments underlying the contract. Alternatively, a Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based) or by holding a call option permitting that Fund to purchase the same futures contract at a price no higher than the price of the contract written by that Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

     When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures approved by the Board of Trustees and that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting a Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by that Fund.

     When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark to market on a daily basis) assets that are determined to be liquid by the Advisor in accordance with procedures approved by the Board of Trustees and that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, a Fund may cover the position either by entering into a short position in the same futures contract or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same as or higher than the strike price of the put option sold by that Fund.

     To the extent that securities with maturities greater than one year are used to segregate assets to cover that Fund's obligations under futures contracts and related options, such use will not eliminate the risk of a form of leverage, which may tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio and may require liquidation of portfolio positions when it is not advantageous to do so. However, any potential risk of leverage resulting from the use of securities with maturities greater than one year may be mitigated by the overall duration limit on a Fund's portfolio securities. Thus the use of a longer term security may require a Fund to hold offsetting short-term securities to balance that Fund's portfolio such that the Fund's duration does not exceed the maximum permitted in the Fund's Prospectus.

     The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options, or forward contracts. See "Taxes."

     RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. Thus the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets, and the participation of speculators in such markets.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     ADDITIONAL RISKS OF OPTIONS ON SECURITIES, FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS, AND FORWARD CURRENCY EXCHANGE CONTRACTS AND OPTIONS THEREON. Many options on securities, futures contracts, options on futures contracts, and options on currencies purchased or sold by the Fund will be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal, and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Swap Agreements ("Swaps," "Caps," "Collars" and "Floors")

     A Fund may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

When-Issued, Delayed Delivery and Forward Commitment Transactions

     Each of the Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When-issued, delayed delivery or forward commitment transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to a Fund at the time of entering into the transaction. When such purchases are outstanding, a Fund will segregate cash or other liquid assets, determined in accordance with procedures approved by the Board of Trustees, in an amount equal to or greater than the purchase price. The securities so purchased are subject to market fluctuation and at the time of delivery of the securities the value may be more or less than the purchase price. Generally, no income or interest accrues on the securities a Fund has committed to purchase prior to the time delivery of the securities is made. A Fund may earn income, however, on securities it has segregated. Subject to the segregation requirement, a Fund may purchase securities on a when-issued, delayed delivery or forward commitment basis without limit. A Fund's net asset value may be subject to increased volatility if the Fund commits a large percentage of its assets to the purchase of securities on this basis.

Reverse Repurchase Agreements

     In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. A Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements.

Illiquid Securities

     No illiquid securities will be acquired by a Fund if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine a Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which a Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which a Fund may invest that are not readily marketable.

     Each of the Funds may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, such securities are deemed to be liquid and thus not subject to the Funds' 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, a Fund's advisor determines the liquidity of Rule 144A securities and, through reports from the advisor, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer). Because institutional trading in Rule 144A securities is relatively new, it is difficult to predict accurately how these markets will develop. If institutional trading in Rule 144A securities declines, a Fund's liquidity could be adversely affected to the extent it is invested in such securities.

Dollar Roll Transactions

     A Fund may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker-dealer (the "counterparty") of GNMA certificates or other mortgage-backed securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date at an agreed price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.

     A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet their purchase obligations under the transactions.

     Dollar rolls may be treated for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, a Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging that Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

     The entry into dollar rolls involves potential risks of loss which are different from those related to the securities underlying the transactions. For example, if the counterparty becomes insolvent, a Fund's right to purchase from the counterparty might be restricted. Additionally, a Fund may be required to purchase securities in connection with a dollar roll at a higher price than may otherwise be available on the open market. Since, as noted above, the counterparty is required to deliver a similar, but not identical security to a Fund, the security which the Fund is required to buy under the dollar roll may be worth less than an identical security.

Borrowing

     A Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As previously noted, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Short Sales

     A Fund may make short sales of securities as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

     When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

     If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

     To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of segregated assets determined to be liquid by the Advisor in accordance with procedures approved by the Board of Trustees. None of the Funds intends to enter into short sales (other than those "against the box") if immediately after such sale the aggregate of the value of all collateral plus the amount of the segregated assets exceeds one-third of the value of a Fund's net assets. This percentage may be varied by action of the Trustees. A short sale is "against the box" to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. A Fund will engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

Investments in Small and Unseasoned Companies

     Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Zero Coupon and Pay-in-Kind Securities

     A zero-coupon security has no cash coupon payments. Instead, the issuer sells the security at a substantial discount from its maturity value. The interest equivalent received by the investor from holding this security to maturity is the difference between the maturity value and the purchase price. Pay-in-kind securities are securities that pay interest in either cash or additional securities, at the issuer's option, for a specified period. The price of pay-in-kind securities is expected to reflect the market value of the underlying accrued interest, since the last payment. Zero-coupon and pay-in-kind securities are more volatile than cash pay securities. A Fund accrues income on these securities prior to the receipt of cash payments. The Funds intend to distribute substantially all of their income to their shareholders to qualify for pass-through treatment under the tax laws and may, therefore, need to use its cash reserves to satisfy distribution requirements.

Duration and Portfolio Turnover

     A Fund's average portfolio duration will vary based on the Advisor's forecast for interest rates. Under normal market conditions, the following Funds will maintain an average portfolio turnover as set forth below.

International Bond Fund      Not to exceed seven years
Intermediate Bond Fund       1.5 years plus or minus duration of Lehman Brothers
                             Intermediate Government/Credit Index
Ultra Short Term Bond Fund   1 year or less

     There are no limitations on the average portfolio duration for the other Funds. Securities will be selected on the basis of the Advisor's assessment of interest rate trends and the liquidity of various instruments under prevailing market conditions. Shifting the average portfolio duration of the portfolio in response to anticipated changes in interest rates will generally be carried out through the sale of securities and the purchase of different securities within the desired duration range. This may result in a greater level of realized capital gains and losses than if a Fund held all securities to maturity.

     A change in the securities held by a Fund is known as "portfolio turnover." The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the securities owned by a Fund during the particular fiscal year. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, such as brokerage commissions or dealer mark-ups and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains.

Chart of Securities and Investment Practices(1)

     Set forth below is a chart detailing the specific securities and investment practices for the Funds. Each of the practices engaged in by the Funds is discussed in detail in the sections of this Statement of Additional Information preceding this chart.

                                MORTGAGE
                                AND ASSET                                         SHORT
                       GOV'T     -BACKED     HIGH    INT'L     CORE    INTERMED    TERM   ULTRA SHORT
                        BOND   SECURITIES   YIELD    BOND      BOND      BOND      BOND    TERM BOND
                        FUND      FUND       FUND    FUND      FUND      FUND      FUND       FUND
                       -----   ----------   -----   ------   -------   --------   -----   -----------
Investment Grade
Securities                +         +         O        +        +          +         +          +
High
Yield/Non-Investment
Grade Securities         NA         NA        +        +        NA        NA        NA         NA
U.S. Government
Securities                +         +         *        *        +          *         +          +
Foreign Government
Securities               NA         NA        O        +        NA        NA        NA         NA
Domestic Bank
Obligations               *         *         *        *        *          *         *          +
Commercial Paper          *         *         *        *        *          *         *          +
Mortgage Backed
Securities                +         +         O        O        +          O         +          +
CMOs                      +         +         O        O        +          O         +          +
Asset Backed
Securities                +         +         O        O        +          O         +          +
Floating or
Variable Rate             +         O         O        +        +          +         +          +
Loan Transactions         O         O         O        O        O          O         O          +
Options                   +         +         O        +        +          +         +          +
Financial Futures         +         +         O        +        +          +         +          +
Foreign Fixed
Income Securities        NA         NA      O, 10%  +, 100%    25%        NA        NA         NA
                                                             (total
                                                             assets)
Currency Contracts
   Hedging               NA         NA        O        +        NA        NA        NA         NA
   Speculation           NA         NA        NA       NA       NA        NA        NA         NA

                                MORTGAGE
                                AND ASSET                                         SHORT
                       GOV'T     -BACKED     HIGH    INT'L     CORE    INTERMED    TERM   ULTRA SHORT
                        BOND   SECURITIES   YIELD    BOND      BOND      BOND      BOND    TERM BOND
                        FUND      FUND       FUND    FUND      FUND      FUND      FUND       FUND
                       -----   ----------   -----   ------   -------   --------   -----   -----------
Repurchase
Agreements               *          *         *        *        *          *         *         *
Restricted/
Illiquid
(excluding 144A
from definition of
illiquid)              O, 10%     O, 10%    O, 10%   O, 10%   O, 10%    O, 10%    O, 10%    O, 10%
Convertible
Securities                O         O         O        O        O          O         O         O
Dollar Roll
Transactions              O         +         O        O        O          O         O        NA
Swap Agreements          NA         +         +        +        +          +         +         +
When-Issued
Securities                O         +         O        O        O          O         O         O
Zero Coupon/Pay in
Kind                      O         O         O        O        O          O         O         O
Borrowing               33.3%      33.3%     33.3%    33.3%    33.3%     33.3%     33.3%     33.3%

----------
+    Permitted - Part of principal investment strategy

X    Not permitted either as a non-fundamental or fundamental policy

O    Permitted - Not a principal investment strategy

*    Temporary Investment or cash management purposes

% Percentage of net assets (unless total assets specified) that fund may invest

NA Non-Fundamental policy/not part of investment strategy - A Fund will not engage in without notice to shareholders

(1) Because the Core Plus Bond Fund only invests in each of the other Funds listed in this chart, it may engage in any of these investment practices to the extent it is invested in a Fund which purchases that security or engages in that investment practice.

INVESTMENT RESTRICTIONS

     The following is a list of fundamental investment restrictions applicable to each Fund. The Trust may not change these restrictions without a majority vote of the outstanding securities of the applicable Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

Each Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the "1933 Act") except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. With the exception of the International Bond Fund, Mortgage and Asset-Backed Securities Fund, and the Core Plus Bond Fund, which are non-diversified funds, purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

CMG CORE PLUS BOND FUND

     The following is a list of non-fundamental investment restrictions applicable to the CMG Core Plus Bond Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

     The Fund may not:

     1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

     2. Invest in companies for the purpose of exercising control or management.

CMG CORE BOND FUND

     The following is a list of non-fundamental investment restrictions applicable to the CMG Core Bond Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

     The Fund may not:

     1. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS" for a complete discussion of illiquid securities.

CMG INTERMEDIATE BOND FUND

     The following is a list of non-fundamental investment restrictions applicable to the CMG Intermediate Bond Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

     The Fund may not:

     1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

     2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

     3. Invest in companies for the purpose of exercising control or management.

CMG SHORT TERM BOND FUND

     The following is a list of non-fundamental investment restrictions applicable to the CMG Short Term Bond Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

     The Fund may not:

     1. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS" for a complete discussion of illiquid securities.

CMG ULTRA SHORT TERM BOND FUND

     The following is a list of non-fundamental investment restrictions applicable to the CMG Ultra Short Term Bond Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

     The Fund may not:

     1. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS" for a complete discussion of illiquid securities.

CMG GOVERNMENT BOND FUND

     The following is a list of non-fundamental investment restrictions applicable to the CMG Government Bond Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

     The Fund may not:

     1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

     2. Invest in companies for the purpose of exercising control or management.

CMG MORTGAGE AND ASSET-BACKED SECURITIES FUND

     The following is a list of non-fundamental investment restrictions applicable to the CMG Mortgage and Asset-Backed Securities Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

     The Fund may not:

     1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

     2. Invest in companies for the purpose of exercising control or management.

CMG INTERNATIONAL BOND FUND

     The following is a list of non-fundamental investment restrictions applicable to the CMG International Bond Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

     The Fund may not:

     1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

     2. Invest in companies for the purpose of exercising control or management.

                                   MANAGEMENT

     The Trust is managed under the general supervision of the Trustees of the Trust, who have responsibility for overseeing decisions relating to the investment policies and goals of the Funds. The names, addresses and ages of the Trustees and officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each Trustee serves for an indefinite term until the date the Trustee resigns, retires or is removed in accordance with the bylaws of the Trust. There is no family relationship between any of the Trustees.

     Columbia Management Advisors, LLC (the "Advisor"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Prior to the Fund Reorganization Date, the Advisor served as an investment advisor to the Predecessor Funds. The Advisor is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. The Advisor is a direct wholly owned subsidiary of Columbia Management Group, LLC. ("CMG"), which is an indirect wholly owned subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. the Advisor, a registered investment advisor, has been an investment advisor since 1995.

     On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into the Advisor (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Funds. As a result of the merger, the Advisor is now the investment advisor to the Funds.

     The "Columbia Funds Complex" (or "Fund Complex") consists of the following funds:

     The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 7 closed-end management investment company portfolios (the "Liberty Funds").

     The series of Columbia Funds Trust VIII, the series of Columbia Funds Series Trust I (formerly named Columbia Funds Trust IX), the series of Columbia Funds Trust XI, the series of SteinRoe Variable Investment Trust (the "Stein Roe Funds").

     Three closed-end management investment company portfolios named Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and Liberty All-Star Mid-Cap Fund (the "All-Star Funds").

     Columbia Management Multi-Strategy Hedge Fund, LLC.

     Columbia Balanced Fund, Inc., Columbia Daily Income Company, Columbia Conservative High Yield Fund, Inc., Columbia Oregon Intermediate Municipal Bond Fund, Inc., Columbia Real Estate Equity Fund, Inc., Columbia Small Cap Growth Fund I, Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of the CMG Fund Trust (the "Columbia Funds").

     The series of The Galaxy Funds (the "Galaxy Funds").

     The series of Columbia Acorn Trust and the series of Wanger Advisors Trust (the "Acorn Funds" and "WAT Funds," respectively).

Trustees and Officers

DISINTERESTED TRUSTEES:

                                                                                             NUMBER OF
                                           TERM OF                                          PORTFOLIOS
                                         OFFICE AND                                           IN FUND
                            POSITION(S)   LENGTH OF                PRINCIPAL                  COMPLEX
       NAME, ADDRESS         HELD WITH      TIME                 OCCUPATION(S)              OVERSEEN BY  OTHER DIRECTORSHIPS HELD BY
          AND AGE              FUNDS     SERVED (1)           DURING PAST 5 YEARS            TRUSTEE(1)            TRUSTEE
       -------------        -----------  ----------           -------------------           -----------  ---------------------------
Douglas A. Hacker           Trustee      Since 1996  Executive Vice President - Strategy       83        Nash Finch Company
(Age 50)                                             of United Airlines (airline) since                  (food distributor)
P.O. Box 66100                                       December, 2002 (formerly President of
Chicago, IL 60666                                    UAL Loyalty Services (airline) from
                                                     September, 2001 to December, 2002;
                                                     Executive Vice President and Chief
                                                     Financial Officer of United Airlines
                                                     from March, 1999 to September, 2001;
                                                     Senior Vice President-Finance from
                                                     March, 1993 to July, 1999).

Janet Langford Kelly        Trustee      Since 1996  Partner, Zelle, Hoffman, Voelbel,         83        None
(Age 48)                                             Mason & Gette LLP (law firm) since
9534 W. Gull Lake Drive                              March, 2005; Adjunct Professor of
Richland, MI 49083-8530                              Law, Northwestern University since
                                                     September, 2004 (formerly Chief
                                                     Administrative Officer and Senior
                                                     Vice President, Kmart Holding
                                                     Corporation (consumer goods), from
                                                     September, 2003 to March, 2004;
                                                     Executive Vice President-Corporate
                                                     Development and Administration,
                                                     General Counsel and Secretary,
                                                     Kellogg Company (food manufacturer),
                                                     from September, 1999 to August, 2003;
                                                     Senior Vice President, Secretary and
                                                     General Counsel, Sara Lee Corporation
                                                     (branded, packaged, consumer-products
                                                     manufacturer) from January, 1995 to
                                                     September, 1999).

Richard W. Lowry            Trustee      Since 1995  Private Investor since August, 1987       86(3)     None
(Age 69)                                             (formerly Chairman and Chief
10701 Charleston Drive                               Executive Officer, U.S. Plywood
Vero Beach, FL 32963                                 Corporation (building products
                                                     manufacturer))

                                                                                             NUMBER OF
                                           TERM OF                                          PORTFOLIOS
                                         OFFICE AND                                           IN FUND
                            POSITION(S)   LENGTH OF                PRINCIPAL                  COMPLEX
       NAME, ADDRESS         HELD WITH      TIME                 OCCUPATION(S)              OVERSEEN BY  OTHER DIRECTORSHIPS HELD BY
          AND AGE              FUNDS     SERVED (1)           DURING PAST 5 YEARS            TRUSTEE(1)            TRUSTEE
       -------------        -----------  ----------           -------------------           -----------  ---------------------------
Charles R. Nelson (Age 62)  Trustee      Since 1981  Professor of Economics, University of     83        None
Department of Economics                              Washington, since January, 1976; Ford
University of Washington                             and Louisa Van Voorhis Professor of
Seattle, WA 98195                                    Political Economy, University of
                                                     Washington, since September, 1993
                                                     (formerly Director, Institute for
                                                     Economic Research, University of
                                                     Washington from September, 2001 to
                                                     June, 2003); Adjunct Professor of
                                                     Statistics, University of Washington,
                                                     since September, 1980; Associate
                                                     Editor, Journal of Money Credit and
                                                     Banking, since September, 1993;
                                                     consultant on econometric and
                                                     statistical matters.

John J. Neuhauser           Trustee      Since 1985  Academic Vice President and Dean of       86(3)     Saucony, Inc.
(Age 63)                                             Faculties since August, 1999, Boston                (athletic footwear)
84 College Road                                      College (formerly Dean, Boston
Chestnut Hill, MA                                    College School of Management from
02467-3838                                           September, 1977 to August, 1999).

Patrick J. Simpson          Trustee      Since 2000  Partner, Perkins Coie LLP.                83        None
(Age 61)                                             (law firm).
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128

Thomas E. Stitzel           Trustee      Since 1998  Business Consultant since 1999            83        None
(Age 69)                                             (formerly Professor of Finance from
2208 Tawny Woods Place                               1975 to 1999, College of Business,
Boise, ID 83706                                      Boise State University); Chartered
                                                     Financial Analyst.

Thomas C. Theobald          Trustee and  Since 1996  Partner and Senior Advisor, Chicago       83        Anixter International
(Age 68)(4)                 Chairman of              Growth Partners (private equity                     (network support
8 Sound Shore Drive, Suite  the Board                investing) since September, 2004                    equipment distributor);
203                                                  (formerly Managing Director, William                Ventas, Inc. (real estate
Greenwich, CT 06830                                  Blair Capital Partners (private                     investment trust);
                                                     equity investing) from September,                   Jones Lang LaSalle (real
                                                     1994 to September, 2004).                           estate management
                                                                                                         services) and Ambac
                                                                                                         Financial Group
                                                                                                         (financial insurance
                                                                                                          underwriter)

                                                                                             NUMBER OF
                                           TERM OF                                          PORTFOLIOS
                                         OFFICE AND                                           IN FUND
                            POSITION(S)   LENGTH OF                PRINCIPAL                  COMPLEX
       NAME, ADDRESS         HELD WITH      TIME                 OCCUPATION(S)              OVERSEEN BY  OTHER DIRECTORSHIPS HELD BY
          AND AGE              FUNDS     SERVED (1)           DURING PAST 5 YEARS            TRUSTEE(1)            TRUSTEE
       -------------        -----------  ----------           -------------------           -----------  ---------------------------
Anne-Lee Verville (Age 60)  Trustee      Since 1998  Retired since 1997 (formerly General      83        Chairman of the Board
359 Stickney Hill Road                               Manager, Global Education Industry,                 of Directors, Enesco
Hopkinton, NH 03229                                  IBM Corporation (computer and                       Group, Inc. (designer,
                                                     technology) from 1994 to 1997).                     importer and distributor
                                                                                                         of giftware and
                                                                                                         collectibles)

Richard L. Woolworth        Trustee      Since 1991  Retired since December, 2003              83        Northwest Natural Gas
(Age 64)                                             (formerly Chairman and Chief                        Co. (natural gas
100 S.W. Market Street                               Executive Officer, The Regence Group                service provider)
#1500                                                (regional health insurer); Chairman
Portland, OR 97207                                   and Chief Executive Officer,
                                                     BlueCross BlueShield of Oregon;
                                                     Certified Public Accountant, Arthur
                                                     Young & Company)

INTERESTED TRUSTEES:

                                                                                             NUMBER OF
                                           TERM OF                                          PORTFOLIOS
                                         OFFICE AND                                           IN FUND
                            POSITION(S)   LENGTH OF                PRINCIPAL                  COMPLEX
       NAME, ADDRESS         HELD WITH      TIME                 OCCUPATION(S)              OVERSEEN BY  OTHER DIRECTORSHIPS HELD BY
          AND AGE              FUNDS     SERVED (1)           DURING PAST 5 YEARS            TRUSTEE(1)            TRUSTEE
       -------------        -----------  ----------           -------------------           -----------  ---------------------------
William E. Mayer(2)         Trustee      Since 1994  Partner, Park Avenue Equity Partners      86(3)     Lee Enterprises (print
(Age 65)                                             (private equity) since February, 1999               media), WR Hambrecht +
399 Park Avenue                                      (formerly Partner, Development                      Co. (financial service
Suite 3204                                           Capital LLC from November, 1996 to                  provider); First Health
New York, NY 10022                                   February, 1999).                                    (healthcare); Reader's
                                                                                                         Digest (publishing);
                                                                                                         OPENFIELD Solutions
                                                                                                         (retail industry
                                                                                                         technology provider)

(1) As of December 31, 2004, the Columbia Funds Complex consisted of 127 open-end and 11 closed end management investment company portfolios. In October 2003, the trustees of the Liberty Funds and Stein Roe Funds were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds.

(4) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

PRINCIPAL OFFICERS:

                                                  TERM OF
                             POSITION(S)         OFFICE AND                       PRINCIPAL
    NAME, ADDRESS             HELD WITH          LENGTH OF                      OCCUPATION(S)
       AND AGE                  FUNDS           TIME SERVED                  DURING PAST 5 YEARS
---------------------   ---------------------   -----------   ------------------------------------------------
Christopher L. Wilson         President          Since 2004   Head of Mutual Funds since August, 2004 and
(Age 48)                                                      Managing Director of the Advisor since
One Financial Center                                          September, 2005; President of the Columbia
Boston, MA 02111                                              Funds, Liberty Funds and Stein Roe Funds since
                                                              October, 2004; President and Chief Executive
                                                              Officer of the Nations Funds since January,
                                                              2005; President of the Galaxy Funds since April,
                                                              2005; Director of Bank of America Liquidity
                                                              Funds, plc since May, 2005; Director of bank of
                                                              America Capital Management (Ireland), Limited
                                                              since May, 2005; Director of FIM Funding, Inc.
                                                              since January, 2005; Senior Vice President of
                                                              Columbia Management Distributors, Inc. since
                                                              January, 2005; Director of Columbia Management
                                                              Services, Inc. since January, 2005 (formerly
                                                              Senior Vice President of Columbia Management
                                                              from January, 2005 to August, 2005; Senior Vice
                                                              President of BACAP Distributors LLC from
                                                              January, 2005 to July, 2005; President and Chief
                                                              Executive Officer, CDC IXIS Asset Management
                                                              Services, Inc. from September, 1998 to August,
                                                              2004).

J. Kevin Connaughton          Treasurer          Since 2000   Treasurer of the Columbia Funds since October,
(Age 41)                                                      2003 and of the Liberty Funds, Stein Roe Funds
One Financial Center                                          and All-Star Funds since December, 2000;
Boston, MA 02111                                              Managing Director of the Advisor since
                                                              September, 2005 (formerly Vice President of
                                                              Columbia Management from April, 2003 to August,
                                                              2005; President of the Columbia Funds, Liberty
                                                              Funds and Stein Roe Funds from February, 2004 to
                                                              October, 2004; Chief Accounting Officer and
                                                              Controller of the Liberty Funds and of the
                                                              All-Star Funds from February, 1998 to October,
                                                              2000); Treasurer of the Galaxy Funds since
                                                              September, 2002; (formerly Treasurer from
                                                              December, 2002, to December, 2004 and President
                                                              from February, 2004 to December, 2004 of the
                                                              Columbia Management Multi-Strategy Hedge Fund,
                                                              LLC; Vice President of Colonial Management
                                                              Associates, Inc. from February, 1998 to October,
                                                              2000).

                                                  TERM OF
                             POSITION(S)         OFFICE AND                       PRINCIPAL
    NAME, ADDRESS             HELD WITH          LENGTH OF                      OCCUPATION(S)
       AND AGE                  FUNDS           TIME SERVED                  DURING PAST 5 YEARS
---------------------   ---------------------   -----------   ------------------------------------------------
Mary Joan Hoene         Senior Vice President    Since 2004   Senior Vice President and Chief Compliance
(Age 56)                      and Chief                       Officer of the Columbia Funds, Liberty Funds,
40 West 57th Street       Compliance Officer                  Stein Roe Funds and All-Star Funds since August,
New York, NY 10019                                            2004; Chief Compliance Officer of the Columbia
                                                              Management Multi-Strategy Hedge Fund, LLC since
                                                              August, 2004; Chief Compliance Officer of the
                                                              BACAP Alternative Multi-Strategy Hedge Fund LLC
                                                              since October, 2004 (formerly Partner, Carter,
                                                              Ledyard & Milburn LLP from January, 2001 to
                                                              August, 2004; Counsel, Carter, Ledyard & Milburn
                                                              LLP from November, 1999 to December, 2000; Vice
                                                              President and Counsel, Equitable Life Assurance
                                                              Society of the United States from April, 1998 to
                                                              November, 1999).

Michael G. Clarke          Chief Accounting      Since 2004   Chief Accounting Officer of the Columbia Funds,
(Age 36)                       Officer                        Liberty Funds, Stein Roe Funds and All-Star
One Financial Center                                          Funds since October, 2004; Managing Director of
Boston, MA 02111                                              the Advisor since September, 2005 (formerly
                                                              Controller of the Columbia Funds, Liberty Funds,
                                                              Stein Roe Funds and All-Star Funds from May,
                                                              2004 to October, 2004; Assistant Treasurer from
                                                              June, 2002 to May, 2004; Vice President, Product
                                                              Strategy & Development of the Liberty Funds and
                                                              Stein Roe Funds from February, 2001 to June,
                                                              2002; Assistant Treasurer of the Liberty Funds,
                                                              Stein Roe Funds and the All-Star Funds from
                                                              August, 1999 to February, 2001; Audit Manager,
                                                              Deloitte & Touche LLP from May, 1997 to August,
                                                              1999).

Jeffrey R. Coleman            Controller         Since 2004   Controller of the Columbia Funds, Liberty Funds,
(Age 36 )                                                     Stein Roe Funds and All-Star Funds since
One Financial Center                                          October, 2004 (formerly Vice President of CDC
Boston, MA 02111                                              IXIS Asset Management Services, Inc. and Deputy
                                                              Treasurer of the CDC Nvest Funds and Loomis
                                                              Sayles Funds from February, 2003 to September,
                                                              2004; Assistant Vice President of CDC IXIS Asset
                                                              Management Services, Inc. and Assistant
                                                              Treasurer of the CDC Nvest Funds from August,
                                                              2000 to February, 2003; Tax Manager of PFPC,
                                                              Inc. from November, 1996 to August, 2000).

R. Scott Henderson            Secretary          Since 2004   Secretary of the Columbia Funds, Liberty Funds
(Age 46)                                                      and Stein Roe Funds since December, 2004
One Financial Center                                          (formerly Of Counsel, Bingham McCutcheon from
Boston, MA 02111                                              April, 2001 to September, 2004; Executive
                                                              Director and General Counsel, Massachusetts
                                                              Pension Reserves Investment Management Board
                                                              from September, 1997 to March, 2001.)

Board of Trustees

     The Trustees of the Trust are responsible for overseeing decisions relating to the investment policies and objectives of the Funds. The Trust hires other parties who are responsible for the day-to-day operations of the Funds, such as the Advisor, transfer agent and custodian. The Trustees meet four times a year to review each Fund's activities. In addition, the Trustees meet once a year for a general industry update and continuing education meeting. The Trustees have created several committees to perform specific functions for the Funds.

AUDIT COMMITTEE

     Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended July 31, 2005, the Audit Committee convened nine times.

GOVERNANCE COMMITTEE

     Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Advisor. The Governance Committee will consider candidates for Trustees recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended July 31, 2005, the Governance Committee convened six times.

ADVISORY FEES & EXPENSES COMMITTEE

     Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended July 31, 2005, the Advisory Fees & Expenses Committee convened nine times.

COMPLIANCE COMMITTEE

     Ms. Kelly and Verville and Messrs. Nelson, Simpson and Stitzel are members of the Compliance Committee of the Board of Trustees of the Funds. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended July 31, 2005, the Compliance Committee convened three times.

INVESTMENT OVERSIGHT COMMITTEES

     Beginning in 2004, each Trustee of the Funds also began serving on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Fund Complex and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds which they review:

     IOC#1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and Municipal.

     IOC#2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector, Fixed Income - Core and Young Investor.

     IOC#3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

     IOC#4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the following asset categories: Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

     The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2004 of (i) each of the Funds and (ii) all of the funds in the Fund Complex. As of the date of this Statement of Additional Information, only the CMG Core Bond Fund, the CMG Short Term Bond Fund, the CMG Ultra Short Term Bond Fund and the CMG High Yield Bond Fund have commenced investment operations.

DISINTERESTED TRUSTEES:

                                                                JANET LANGFORD
               NAME OF FUND                 DOUGLAS A. HACKER        KELLY       RICHARD W. LOWRY
               ------------                 -----------------   --------------   ----------------
CMG Short Term Bond Fund                          $[___]            $[___]            $[___]
CMG High Yield Fund                               $[___]            $[___]            $[___]
CMG Core Bond Fund                                $[___]            $[___]            $[___]
CMG Ultra Short Term Fund                         $[___]            $[___]            $[___]
AGGREGATE DOLLAR RANGE OF EQUITY                  $[___]            $[___]            $[___]
   SECURITIES OWNED IN ALL FUNDS OVERSEEN
   BY TRUSTEE IN FUND COMPLEX:

                                            DR. CHARLES R.
               NAME OF FUND                     NELSON       JOHN J. NEUHAUSER
               ------------                 --------------   -----------------
CMG Short Term Bond Fund                        $[___]             $[___]
CMG High Yield Fund                             $[___]             $[___]
CMG Core Bond Fund                              $[___]             $[___]
CMG Ultra Short Term Fund                       $[___]             $[___]

AGGREGATE DOLLAR RANGE OF EQUITY                $[___]             $[___]
   SECURITIES OWNED IN ALL FUNDS OVERSEEN
   BY TRUSTEE IN FUND COMPLEX:

               NAME OF FUND                 PATRICK J. SIMPSON   THOMAS E. STITZEL
               ------------                 ------------------   -----------------
CMG Short Term Bond Fund                          $[___]               $[___]
CMG High Yield Fund                               $[___]               $[___]
CMG Core Bond Fund                                $[___]               $[___]
CMG Ultra Short Term Fund                         $[___]               $[___]
AGGREGATE DOLLAR RANGE OF EQUITY                  $[___]               $[___]
   SECURITIES OWNED IN ALL FUNDS OVERSEEN
   BY TRUSTEE IN FUND COMPLEX:

                                            THOMAS C.   ANNE-LEE   RICHARD L.
               NAME OF FUND                  THEOBALD   VERVILLE    WOOLWORTH
               ------------                 ---------   --------   ----------
CMG Short Term Bond Fund                      $[___]     $[___]      $[___]
CMG High Yield Fund                           $[___]     $[___]      $[___]
CMG Core Bond Fund                            $[___]     $[___]      $[___]
CMG Ultra Short Term Fund                     $[___]     $[___]      $[___]
AGGREGATE DOLLAR RANGE OF EQUITY              $[___]     $[___]      $[___]
   SECURITIES OWNED IN ALL FUNDS OVERSEEN
   BY TRUSTEE IN FUND COMPLEX

INTERESTED TRUSTEES:

               NAME OF FUND                 WILLIAM E. MAYER
               ------------                 ----------------
CMG Short Term Bond Fund                         $[___]
CMG High Yield Fund                              $[___]
CMG Core Bond Fund                               $[___]
CMG Ultra Short Term Fund                        $[___]
AGGREGATE DOLLAR RANGE OF EQUITY                 $[___]
   SECURITIES OWNED IN ALL FUNDS OVERSEEN
   BY TRUSTEE IN FUND COMPLEX:

     As of December 31, 2005, [none] of the disinterested Trustees or nominees or members of their immediate families owned any securities of the Advisor or any other entity directly or indirectly controlling, controlled by, or under common control with the Advisor.

Approval of Investment Advisory Contract

     Each of the Funds has entered into an investment advisory contract with the Advisor. The existing contract for each Fund was considered and approved by the Board and the disinterested Trustees at in-person meetings held on October 12, 2005. The investment advisory contract is subject to annual approval of the Trustees, including a majority of disinterested Trustees. In determining the reasonableness of the advisory fees under each of the contracts, the Trustees considered several factors, including:

     - The nature and quality of services provided to the Funds' shareholders,

     -    The profitability of the advisory contract for the Advisor,

     - Fall-out benefits realized by the Advisor from services as advisor to the Funds,

     -    A comparison of fee structures with other mutual funds, and

     - The existence of economies of scale with respect to the provision of investment advice to the Funds.

     In reviewing the quality of services provided by the Adviser, the Board reviewed the performance and expense rankings of the Funds as compared to their peers, based upon information compiled by Lipper, Inc. The Board reviewed the following information: (1) total expense rankings within a Fund's expense group,
(2) actual management fee rankings of a Fund within its expense group, (3) contractual management fee rankings of a Fund within its expense group and (4) performance rankings within each Fund's peer universe for the one-, three-, five- and ten-year periods. In addition, the Board reviewed data for each Fund comparing various return rankings of the Fund versus the Fund's actual management or total expense ranking. From this information, an overall Fund assessment ranking is made for each Fund. All of the Funds received a satisfactory ranking by the Board.

     The Trustees also reviewed data related to the profitability of the Advisor with respect to its contract with each of the Funds. The Trustees considered the additional benefits to the Advisor as a result of its relationship with the Funds. The Trustees also considered the benefits to affiliates of the Advisor as the result of its management of the Funds.

     After considering these and other factors, and each Fund's specific circumstances, the Trustees concluded that each Fund's advisory contract with the Advisor was reasonable for the Fund and in the best interests of shareholders. During their deliberation, the Trustees requested from the Advisor all information reasonably necessary for the Trustees to evaluate the advisory contract for the Funds. The disinterested Trustees were also assisted by, and met separately with, their independent counsel.

     See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Advisor and each Fund's investment advisory contract.

Trustee Compensation

     The Trustees serve as Directors/Trustees of all open-end funds managed by the Advisor for which each Trustee will receive an annual retainer of $45,000, an attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Beginning in December 2003, Mr. Theobald began serving as the Chairman of the Board. Mr. Theobald receives an additional annual retainer of $40,000 for serving in this capacity. As the independent chairman of the board, Mr. Theobald receives a supplemental retainer at the annual rate of $100,000; the chair of the Audit Committee receives a supplemental retainer at the annual rate of $10,000; the chair of each other committee receives a supplemental retainer at the annual rate of $5,000. Members of each committee, except the Audit Committee, receive $1,500 for each committee meeting. Each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

     FEES PAID TO OFFICERS AND TRUSTEES. With the exception of one officer, all officers of the Funds are employees of Columbia or its affiliates and receive no compensation from the Funds. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Each Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer position. Each Fund's fee, which is included in the unified fee, will not exceed $15,000 per year.

     The following table sets forth compensation paid to the Funds' Trustees by each of 1) CMG Short Term Bond Fund, CMG High Yield Bond Fund, CMG Core Bond Fund and the CMG Ultra Short Term Bond Fund for the fiscal year ended July 31, 2005 and 2) by the Fund Complex as a whole for the calendar year ended December 31, 2005. The Funds do not currently provide pension or retirement plan benefits to the Trustees. As of the date of this Statement of Additional Information, only the CMG Short Term Bond Fund, CMG High Yield Bond Fund, CMG Core Bond Fund and the CMG Ultra Short Term Bond Fund have commenced operations:

DISINTERESTED TRUSTEES:

                                           DOUGLAS A.   JANET LANGFORD   RICHARD W.
    AGGREGATE COMPENSATION FROM FUND         HACKER          KELLY          LOWRY
    --------------------------------       ----------   --------------   ----------
CMG Short Term Bond Fund                     $  603         $  681         $  561
CMG High Yield Fund                          $1,131         $1,276         $1,051
CMG Core Bond Fund                           $  463         $  521         $  430
CMG Ultra Short Term Fund                    $  441         $  513         $  416
TOTAL COMPENSATION FROM FUND COMPLEX(1):     $[___]         $[___]         $[___]

                                           DR. CHARLES R.
    AGGREGATE COMPENSATION FROM FUND           NELSON       JOHN J. NEUHAUSER
    --------------------------------       --------------   -----------------
CMG Short Term Bond Fund                       $  628             $  586
CMG High Yield Fund                            $1,176             $1,099
CMG Core Bond Fund                             $  481             $  449
CMG Ultra Short Term Fund                      $  470             $  436
TOTAL COMPENSATION FROM FUND COMPLEX(1):       $[___]             $[___]

                                           PATRICK J.
    AGGREGATE COMPENSATION FROM FUND       SIMPSON(2)   THOMAS E. STITZEL
    --------------------------------       ----------   -----------------
CMG Short Term Bond Fund                     $  584           $  640
CMG High Yield Fund                          $1,095           $1,200
CMG Core Bond Fund                           $  448           $  489
CMG Ultra Short Term Fund                    $  435           $  469
TOTAL COMPENSATION FROM FUND COMPLEX(1):     $[___]           $[___]

                                            THOMAS C.      ANNE-LEE    RICHARD L.
    AGGREGATE COMPENSATION FROM FUND       THEOBALD(3)   VERVILLE(4)   WOOLWORTH
    --------------------------------       -----------   -----------   ---------
CMG Short Term Bond Fund                      $1,046        $  666       $  551
CMG High Yield Fund                           $1,942        $1,247       $1,031
CMG Core Bond Fund                            $  831        $  509       $  422
CMG Ultra Short Term Fund                     $  829        $  491       $  399
TOTAL COMPENSATION FROM FUND COMPLEX(1):      $[___]        $[___]       $[___]

INTERESTED TRUSTEES:

    AGGREGATE COMPENSATION FROM FUND       WILLIAM E. MAYER
    --------------------------------       ----------------
CMG Short Term Bond Fund                        $  654
CMG High Yield Fund                             $1,225
CMG Core Bond Fund                              $  502
CMG Ultra Short Term Fund                       $  485
TOTAL COMPENSATION FROM FUND COMPLEX(1):        $[___]

(1) As of December 31, 2005, the Fund Complex consisted of 127 open-end and 11 closed-end management investment company portfolios. Effective October 8, 2003, Patrick J. Simpson and Richard L. Woolworth were appointed to the board of Trustees of the Liberty Funds and Stein Roe Funds. Effective October 8, 2003, the Trustees of the Liberty Funds and the Stein Roe Funds were elected as directors/Trustees of the Columbia Funds. A single combined board of Trustees/directors now oversees all of the Liberty Funds, Stein Roe Funds and Columbia Funds. The All-Star Funds, Columbia Management Multi-Strategy Hedge Fund, LLC, the Galaxy Funds, the Acorn Funds and the WAT Funds each have separate boards of trustees/directors.

(2) During the fiscal year ended July 31, 2005 and the calendar year ended December 31, 2005, Mr. Simpson deferred $584, $1,095, $448 and $435 of his compensation from the CMG Short Term Bond Fund, CMG High Yield Fund, CMG Core Bond Fund and CMG Ultra Short Term Bond Fund, respectively, and $[ ] of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Simpson's account under the plan was $[ ].

(3) During the fiscal year ended July 31, 2005 and the calendar year ended December 31,2005, Mr. Theobald deferred $717, $1,321, $581 and $606 of his compensation from the CMG Short Term Bond Fund, CMG High Yield Fund, CMG Core Bond Fund and CMG Ultra Short Term Bond Fund, respectively, and $[ ] of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Theobald's account under the plan was $[ ].

(4) During the fiscal year ended July 31, 2005 and the calendar year ended December 31,2005, Ms. Verville deferred $70, $133, $52 and $54 of her compensation from the CMG Short Term Bond Fund, CMG High Yield Fund, CMG Core Bond Fund and CMG Ultra Short Term Bond Fund, respectively, and $[ ] of her total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Ms. Verville's account under that plan was $[ ].

Portfolio Managers

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

     The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Funds' portfolio managers managed as of the Funds' fiscal year end.

CMG CORE PLUS BOND FUND

                      OTHER SEC-REGISTERED OPEN     OTHER POOLED INVESTMENT
                      -END AND CLOSED-END FUNDS            VEHICLES                 OTHER ACCOUNTS
                     --------------------------   --------------------------   ------------------------
                     Number of                    Number of                    Number of
PORTFOLIO MANAGERS    accounts       Assets        accounts       Assets        accounts      Assets
------------------   ---------   --------------   ---------   --------------   ---------   ------------
Leonard A. Aplet        14*      $3.3 billion         6       $1.8 billion         90      $3.2 billion
Kevin L. Cronk          15**     $9.125 billion      11       $1.291 billion        6      $504 million
Brian Drainville         4*      $2 billion           9       $2.1 billion         51      $1 billion
Thomas A. LaPointe      15**     $9.125 billion      11       $1.291 billion        6      $504 million
Laura A. Ostrander       5*      $3.8 billion         0       N/A                   5      $220,000
Marie M. Schofield      *6       $4.4 billion         1       $44 Million          13      $161 million

CMG CORE BOND FUND

                     OTHER SEC-REGISTERED OPEN    OTHER POOLED INVESTMENT
                     -END AND CLOSED-END FUNDS           VEHICLES                OTHER ACCOUNTS
                     -------------------------   ------------------------   ------------------------
                     Number of                   Number of                  Number of
PORTFOLIO MANAGERS    accounts       Assets       accounts      Assets       accounts      Assets
------------------   ---------   -------------   ---------   ------------   ---------   ------------
Leonard A. Aplet        14*      $3.22 billion       6       $1.8 billion       90      $3.2 billion
Richard R. Cutts        13**     $3.22 billion       6       $1.8 billion       90      $3.2 billion

CMG INTERMEDIATE BOND FUND

                     OTHER SEC-REGISTERED OPEN    OTHER POOLED INVESTMENT
                     -END AND CLOSED-END FUNDS           VEHICLES               OTHER ACCOUNTS
                     -------------------------   ------------------------   ----------------------
                     Number of                   Number of                  Number of
PORTFOLIO MANAGERS    accounts       Assets       accounts      Assets       accounts     Assets
------------------   ---------   -------------   ---------   ------------   ---------   ----------
Brian Drainville         4*        $2 billion        9       $2.1 billion       51      $1 billion

CMG SHORT TERM BOND FUND

                     OTHER SEC-REGISTERED OPEN    OTHER POOLED INVESTMENT
                     -END AND CLOSED-END FUNDS           VEHICLES                OTHER ACCOUNTS
                     -------------------------   ------------------------   ------------------------
                     Number of                   Number of                  Number of
PORTFOLIO MANAGERS    accounts       Assets       accounts      Assets       accounts      Assets
------------------   ---------   -------------   ---------   ------------   ---------   ------------
Leonard A. Aplet        14*      $3.20 billion       6       $1.8 billion       90      $3.2 billion
Richard R. Cutts        13**     $3.22 billion       6       $1.8 billion       90      $3.2 billion

CMG ULTRA SHORT TERM BOND FUND

                          OTHER SEC
                      -REGISTERED OPEN       OTHER POOLED
                       -END AND CLOSED        INVESTMENT
                         -END FUNDS            VEHICLES              OTHER ACCOUNTS
                     ------------------   ------------------   --------------------------
                     Number of            Number of            Number of
PORTFOLIO MANAGERS    accounts   Assets    accounts   Assets    accounts       Assets
------------------   ---------   ------   ---------   ------   ---------   --------------
Guy Holbrook             0         N/A        0         N/A        40      $2.772 billion

CMG GOVERNMENT BOND FUND

                     OTHER SEC-REGISTERED OPEN   OTHER POOLED INVESTMENT
                     -END AND CLOSED-END FUNDS          VEHICLES               OTHER ACCOUNTS
                     -------------------------   -----------------------   ------------------------
                     Number of                   Number of                 Number of
PORTFOLIO MANAGERS    accounts       Assets       accounts      Assets      accounts      Assets
------------------   ---------   -------------   ---------   -----------   ---------   ------------
Marie M. Schofield       *6      $4.4 billion        1       $44 Million       13      $161 million

CMG MORTGAGE AND ASSET-BACKED SECURITIES FUND

                     OTHER SEC-REGISTERED OPEN    OTHER POOLED INVESTMENT
                     -END AND CLOSED-END FUNDS           VEHICLES                OTHER ACCOUNTS
                     -------------------------   ------------------------   ------------------------
                     Number of                   Number of                  Number of
PORTFOLIO MANAGERS    accounts       Assets       accounts      Assets       accounts      Assets
------------------   ---------   -------------   ---------   ------------   ---------   ------------
Leonard A. Aplet        14*      $3.3 billion        6       $1.8 billion       90      $3.2 billion
Richard R. Cutts        13**     $3.22 billion       6       $1.8 billion       90      $3.2 billion

CMG HIGH YIELD FUND

                      OTHER SEC-REGISTERED OPEN     OTHER POOLED INVESTMENT
                      -END AND CLOSED-END FUNDS            VEHICLES                  OTHER ACCOUNTS
                     --------------------------   --------------------------   -------------------------
                     Number of                    Number of                    Number of
PORTFOLIO MANAGERS    accounts       Assets        accounts       Assets         accounts      Assets
------------------   ---------   --------------   ---------   --------------   ----------   ------------
Stephen Peacher          0             N/A             0            N/A             6       $3.8 million
Kevin L. Cronk          15**     $8.864 billion       11      $1.291 billion        6       $504 million
Thomas A. LaPointe      15**     $8.864 billion       11      $1.291 billion        6       $504 million

CMG INTERNATIONAL BOND FUND

                                                    OTHER POOLED
                     OTHER SEC-REGISTERED OPEN       INVESTMENT
                     -END AND CLOSED-END FUNDS        VEHICLES            OTHER ACCOUNTS
                     -------------------------   ------------------   ---------------------
                     Number of                   Number of            Number of
PORTFOLIO MANAGERS    accounts       Assets       accounts   Assets    accounts     Assets
------------------   ---------   -------------   ---------   ------   ---------   ---------
Laura A Ostrander        5*       $3.8 billion       0         N/A        5       $220,000

*    Includes two registered but non-operational Funds.

**   Includes one registered but non-operational Fund.

     See "Potential conflicts of interest in managing multiple accounts" for information on how the Advisor addresses potential conflicts of interest resulting from an individual's management of more than one account.

OWNERSHIP OF SECURITIES

The table below shows the dollar ranges of shares of the Funds beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of the Funds' most recent fiscal year:

CMG CORE BOND FUND

                     DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGERS     IN THE FUND BENEFICIALLY OWNED
------------------   ---------------------------------
Leonard A. Aplet                     $0
Richard R. Cutts                     $0

CMG SHORT TERM BOND FUND

                     DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGERS     IN THE FUND BENEFICIALLY OWNED
------------------   ---------------------------------
Leonard A. Aplet              Over $1,000,000
Richard R. Cutts                     $0

CMG ULTRA SHORT TERM BOND FUND

                     DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGERS     IN THE FUND BENEFICIALLY OWNED
------------------   ---------------------------------
Guy Holbrook                         $0

CMG HIGH YIELD FUND

                     DOLLAR RANGE OF EQUITY SECURITIES
PORTFOLIO MANAGERS     IN THE FUND BENEFICIALLY OWNED
------------------   ---------------------------------
Stephern Peacher                     $0
Kevin L. Cronk                       $0
Thomas A. LaPointe                   $0

     CMG Core Plus Bond Fund, CMG Intermediate Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund and CMG International Bond Fund have not yet commenced operations; as such, none of the portfolio managers owns shares in any of the aforementioned Funds.

COMPENSATION

     As of each Fund's most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing each manager's three- and five-year performance. The Advisor may also consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

CMG CORE BOND FUND

PORTFOLIO MANAGERS      PERFORMANCE BENCHMARK                PEER GROUP
------------------   ---------------------------   -----------------------------
Leonard A. Aplet     Lehman Aggregate Bond Index   Lipper Corporate Debt Funds A
                                                   Rated Category

Richard R. Cutts     Lehman Aggregate Bond Index   Lipper Corporate Debt Funds A
                                                   Rated Category

CMG SHORT TERM BOND FUND

PORTFOLIO MANAGERS      PERFORMANCE BENCHMARK                PEER GROUP
------------------   ---------------------------   -----------------------------
Leonard A. Aplet     Merrill Lynch 1-3 Year        Lipper Short Investment Grade
                     Treasury Index                Debt Category

Richard R. Cutts     Merrill Lynch 1-3 Year        Lipper Short Investment Grade
                     Treasury Index                Debt Category

CMG ULTRA SHORT TERM BOND FUND

PORTFOLIO MANAGERS      PERFORMANCE BENCHMARK                PEER GROUP
------------------   ---------------------------   -----------------------------
Guy Holbrook         Citibank 1 Year Treasury      Lipper Short Investment Grade
                     Index                         Debt Category

CMG HIGH YIELD FUND

PORTFOLIO MANAGERS      PERFORMANCE BENCHMARK                PEER GROUP
------------------   ---------------------------   -----------------------------
Stephen Peacher      Merrill Lynch Intermediate    Lipper High Current Yield
                     BB Index                      Category
                     and
                     JP Morgan Chase Developed
                     BB High Yield Index

Kevin L. Cronk       Merrill Lynch Intermediate    Lipper High Current Yield
                     BB Index                      Category
                     and
                     JP Morgan Chase Developed
                     BB High Yield Index

Thomas A. LaPointe   Merrill Lynch Intermediate    Lipper High Current Yield
                     BB Index                      Category
                     and
                     JP Morgan Chase Developed
                     BB High Yield Index

     CMG Core Plus Bond Fund, CMG Intermediate Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund and CMG International Bond Fund have not yet commenced operations; as such, none of the aforementioned Funds has performance information to report, measured against a benchmark or peer group or otherwise, germane to a portfolio manager's compensation.

     The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.

Potential conflicts of interest in managing multiple accounts

     Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

     The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

     - The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

     - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

     - The trading of other accounts could be used to benefit higher-fee accounts (front-running).

     - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

     Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

     A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

     "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds' Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

     Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

     A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

     A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and each Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund.

Share Ownership

     As of the date of this Statement of Additional Information, there were no shareholders of any Fund except for the CMG High Yield Fund, CMG Core Bond Fund, CMG Short Term Bond Fund and the CMG Ultra Short Term Bond Fund.

     At October 31, 2005, officers and Trustees of the CMG High Yield, CMG Core Bond, CMG Short Term Bond and CMG Ultra Short Term Bond Funds, in the aggregate, owned of record or beneficially less than 1% of the total outstanding shares of each Fund.

     At October 31, 2005, to the knowledge of the Trust, the following persons owned of record more than 5% of the outstanding shares of the CMG High Yield, CMG Core Bond, CMG Short Term Bond and CMG Ultra Short Term Bond Funds:

                                                                 Percentage of
                                                                Shares Owned at
Name and Address                                                October 31, 2005
----------------                                                ----------------
CMG CORE BOND FUND

*Bank of America, NA                                                 98.74%
Attn.: Joan Wray/Funds Accounting

                                                                 Percentage of
                                                                Shares Owned at
Name and Address                                                October 31, 2005
----------------                                                ----------------
411 N Akard Street
Dallas, TX 75201-3307

CMG SHORT TERM BOND FUND

*Bank of America, NA                                                 86.25%
Attn.: Joan Wray/Funds Accounting
411 N Akard Street
Dallas, TX 75201-3307

Clise Properties                                                      6.11%
1700 Seventh Avenue, Suite 1800
Seattle, Washington 98101-1312

CMG ULTRA SHORT TERM BOND FUND

*Bank of America, NA                                                   100%
Attn.: Joan Wray/Funds Accounting
411 N Akard Street
Dallas, TX 75201-3307

CMG HIGH YIELD FUND

*Bank of America, NA                                                 36.67%
Attn.: Joan Wray/Funds Accounting
411 N Akard Street
Dallas, TX 75201-3307

Wells Fargo Bank, NA                                                 19.87%
Rocky Mountain UFCW Unions &
Employee Plan
PO Box 1533

                                                                 Percentage of
                                                                Shares Owned at
Name and Address                                                October 31, 2005
----------------                                                ----------------
Minneapolis, MN 55480-1533

Wells Fargo Bank, NA                                                  6.46%
Denver Area Meat Cutters &
Employers Pension Plan
PO Box 1533
Minneapolis, MN 55480-1533

AST Trust Company                                                     5.17%
FBO CTCR Master Accounts
Confederated Tribes of Grande Ronde
PO Box 52129
Phoenix, AZ 85072-2129

* As of record on October 31, 2005, this shareholder owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.

Proxy Voting Policies and Procedures

     The Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Funds. In deciding to delegate this responsibility to the Advisor, the Board of Trustees of the Trust reviewed and approved the policies and procedures adopted by the Advisor. These included the procedures that the Advisor follows when a vote presents a conflict between the interests of the Funds and their shareholders and the Advisor, its affiliates, its other clients or other persons.

     The Advisor's policy is to vote all proxies for Fund securities in a manner considered by the Advisor to be in the best interest of the Funds and their shareholders without regard to any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to affect adversely the best interest of the Funds. The Advisor determines the best interest of the Funds in light of the potential economic return on the Funds' investment.

     The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, its other clients or other persons. The Advisor's Proxy Committee is composed of representatives of the Advisor's equity investments, equity research, compliance, legal and fund administration functions. In addition to the responsibilities described above, the Proxy Committee has the responsibility to review, on a semi-annual basis, the Advisor's proxy voting policies to ensure consistency with internal and regulatory agency policies and to develop additional predetermined voting guidelines to assist in the review of proxy proposals.

     The Proxy Committee may vary from a predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted. A member of the Proxy Committee is prohibited from voting on any proposal for which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

     The Advisor has retained Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

     The actual voting records of the Funds relating to their portfolio securities during the 12-month period ended June 30, 2005 are available without charge, upon request, by calling 1-800-547-1037, or by accessing the SEC's website at http://www.sec.gov. The Advisor's proxy voting guidelines and procedures are included in this SAI as Appendix I.

                       DISCLOSURE OF PORTFOLIO INFORMATION

     The Trustees of the Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, the Advisor, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com,
(2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Funds' policies are described below. The Trustees shall be updated as needed regarding the Funds' compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of the Advisor and its affiliates. The Funds' policies prohibit the Advisor and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Funds' shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

Public Disclosures

     The Funds' portfolio holdings are currently disclosed to the public through required filings with the SEC the Funds' website at www.columbiamanagement.com. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Funds' fiscal year). Shareholders may obtain the Funds' Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Funds' Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

     The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiamanagement.com, as disclosed in the following table:

                                               FREQUENCY OF
   TYPE OF FUND        INFORMATION PROVIDED     DISCLOSURE    DATE OF WEB POSTING
   ------------      -----------------------   ------------   -------------------
Equity Funds         Full portfolio holdings      Monthly     30 calendar days after
                     information.                             month-end.

Fixed Income Funds   Full portfolio holdings     Quarterly    60 calendar days after
                     information.                             quarter-end

     The scope of the information provided relating to the Funds' portfolio that is made available on the website may change from time to time without prior notice.

     For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business day after month-end. Shareholders may request such information by writing or calling the Fund's distributor, Columbia Management Distributors, Inc.

     A Fund, the Advisor or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

Other Disclosures

     The Funds' policies provide that non-public disclosures of the Funds' portfolio holdings may be made if (1) a Fund has a legitimate business purpose for making such disclosure, (2) a Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

     The Funds periodically disclose its portfolio information on a confidential basis to various service providers that require such information in order to assist the Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include the Funds' custodian and sub-custodians, the Funds' independent registered public accounting firm, legal counsel, financial printers (R.R. Donnelly & Sons and Bowne & Co., Inc.), the Fund's proxy voting service provider (Alamo Direct Mail Services, Inc.), the Funds' proxy solicitor (Georgeson Shareholder Communications Inc.), rating agencies that maintain ratings on certain Columbia Funds (Fitch, Inc.) and service providers that support the Advisor's trading systems (InvestorTool, Inc. and Thomson Financial). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. A Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

     Certain clients of the Funds' investment adviser(s) may follow a strategy similar to that of the Funds, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Funds.

              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES

     The investment advisor to each of the Funds is Columbia Management Advisors, LLC (the "Advisor"). The Advisor has entered into an investment contract with each Fund. Pursuant to the investment contract the Advisor provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Funds' assets to invest. Under the terms of each Fund's investment advisory agreement (except for the High Yield Fund), the Advisor is permitted to appoint certain of its affiliates as subadvisor to perform certain of its duties, including day-to-day management of a Fund. Additionally, effective November 1, 2005, the Funds entered into an Administrative Agreement with the Advisor pursuant to which the Advisor performs certain administrative services to the Funds. The Advisor has delegated responsibility for certain administrative services to State Street Corporation.

     For its services provided to each Fund, the Advisor charges an advisory fee at an annual rate, which is accrued daily and paid monthly, calculated as a percentage of average daily net assets of the Fund. As part of the advisory fee, the Advisor has agreed to pay all of each Fund's expenses except brokerage, taxes, interest, fees and expenses of the disinterested Trustees (including counsel fees), audit fees and extraordinary expenses (the "Unified Fee"). A description of the responsibility of the Advisor appears in the Prospectus for the Funds under the heading "MANAGEMENT." The following table shows the advisory fee charged to these Funds by the Advisor:

FUND                                                        UNIFIED ADVISORY FEE
----                                                        --------------------
CMG Core Plus Bond Fund                                           0.00%(1)
CMG Core Bond Fund                                                0.25%
CMG Intermediate Bond Fund                                        0.25%
CMG Short Term Bond Fund                                          0.25%
CMG Ultra Short Term Bond Fund                                    0.25%
CMG Government Bond Fund                                          0.25%
CMG Mortgage and Asset-Backed Securities Fund                     0.25%
CMG High Yield Fund                                               0.40%
CMG International Bond Fund                                       0.40%

(1) The CMG Core Plus Bond Fund indirectly pays its proportionate share of the management advisory fees paid to the Advisor by the Funds in which the Core Bond Fund invests.

     Except for the CMG High Yield Fund, CMG Core Bond Fund, CMG Short Term Bond Fund and the CMG Ultra Short Term Bond Fund, these Funds are new and have not paid any advisory fees. Advisory fees paid to the Advisor by the CMG High Yield Fund, CMG Core Bond Fund, CMG Short Term Bond Fund and the CMG Ultra Short Term Bond Fund for the fiscal years ended July 31, 2005 and July 31, 2004, for the fiscal period from November 1, 2002 to July 31, 2003, and for the fiscal year ended October 31, 2002:

                                 2005         2004         2003         2002
                              ----------   ----------   ----------   ----------
CMG High Yield Fund(1)        $1,358,810   $1,724,791   $1,057,088   $1,430,917
CMG Core Bond Fund (2)        $  148,407   $  128,332   $   71,194   $   98,596
CMG Short Term Bond Fund(2)   $  265,538   $  311,532   $  244,051   $  350,367
CMG Ultra Short Term Bond
   Fund(3)                    $  184,575   $   30,181           --           --

(1)  The Unified Fee for the High Yield Fund was instituted on March 1, 2003.

(2)  The Unified Fee for these Funds was instituted February 27, 2004.

(3)  The Ultra Short Term Bond Fund commenced operations on March 8, 2004.

Transfer Agent Agreement

     Columbia Management Services, Inc. (formerly named Columbia Funds Services, Inc.) ("CMS") acts as transfer agent, dividend disbursing agent and shareholders servicing agent for the Funds. Effective November 1, 2005, the Funds entered into a Transfer Agent, Dividend Disbursing and Shareholders' Servicing Agent Agreement with CMS. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. CMS has retained the services of Boston Financial Data Services to assist it in performing its transfer agent functions. It records and disburses dividends for the Funds. The transfer agent fee is an annual charge of $15.23 per open account. The annual transfer agent fee together with all out-of-pocket expenses incurred by a Fund are paid by the Advisor as part of the Unified Fee.

Pricing and Bookkeeping Agreement

     The Advisor performs certain administrative services for the Funds pursuant to a Pricing and Bookkeeping Agreement (the "Agreement"). Effective November 1, 2005, the Funds entered into a Pricing and Bookkeeping Agreement with the Advisor. Under the terms of the Agreement, the Advisor (a) provides fund accounting and financial reporting oversight of State Street Corporation, who provides the daily fund accounting and financial reporting services; (b) maintains and preserves in a secure manner the accounting records of the Funds;
(c) provides fund administration, including daily prospectus, investment restrictions and Investment Company Act of 1940 compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, financial reporting and board reporting; and (d) provides disaster planning. None of the Funds is charged a fee for these services.

Principal Underwriter

     Columbia Management Distributors, Inc. (formerly named Columbia Funds Distributor, Inc.) ("CMD"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., and an affiliate of the Advisor, is the principal underwriter for the Funds, and is authorized under a distribution agreement with the Trust to sell shares of the Funds. CMD does not charge any fees or commissions to the Funds or to shareholders of the Funds for the sale of shares of the Funds.

     Each of the Advisor, CMD and CMS are indirect wholly owned subsidiaries of Bank of America Corporation ("Bank America"). Bank America and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

     In addition to any commissions specified in the Funds' prospectus and this SAI, CMD, or its advisory affiliates, from their own resources, may make cash payments to financial servicec firms (FSFs) FSFs that agree to promote the sale of shares of funds that CMD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CMD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

     Subject to applicable rules, CMD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

     In addition, CMD, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

     In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

     CMD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

1st Global Capital Corp
401 Company
ABN AMRO Trust Services
ADP Retirement Services
Advest
AEGON/Transamerica
AG Edwards
American Century Services
American Express
AMG
AON Consulting
AST Trust Company
Banc of America Investment Services
BancOne
Bear Stearns
Benefit Plan Administrators
Bidwell & Company
BNY Clearing
C N A Trust
Charles Schwab

CIBC Oppenheimer
Citigroup Global Markets
CitiStreet Associates LLC
City National Bank
City of Milwaukee
Columbia Trust Company
Commonwealth Financial
Compensation & Capital
CPI Qualified Plan Consultants
Daily Access Concepts
Davenport & Company
Delaware Investments
Digital Retirement Solutions
Discover Brokerage
Dreyfus/Mellon
Edgewood Services
Edward Jones
E-Trade,
ExpertPlan
FAS Liberty Life Spectrum
Ferris Baker Watts
Fidelity
Financial Data Services
Franklin Templeton
Freeman Welwood
Gem Group
Great West Life
Hewitt Associates LLC
Huntington Bank
ING
Intermountain Health Care
Investmart, Inc.
Investment Manager Services (IMS)
Janney Montgomery Scott
JJB Hilliard Lyons
JP Morgan/American Century
Kenney Investments
Kirkpatrick Pettis Smith Polian Inc
Legg Mason Wood Walker
Liberty Life
Lincoln Financial
Lincoln Life
Linsco Private Ledger
M & T Securities
Marquette Trust Company
Mass Mutual Life
Matrix Settlement & Clearance Services (MSCS)
McDonald Investments
Merrill Lynch
MetLife
MFS

Mfund Trax
MidAtlantic Capital
Milliman USA
Morgan Keegan
Morgan Stanley Dean Witter
PFPC
Nationwide Investment Services
Neuberger Berman Mgmt
NFP Securities
NSD -NetStock Sharebuilder
NYLife Distributors
Optimum Investment Advisors
Orbitex
Pershing LLC
Phoenix Home Life
Piper Jaffray
PNC
PPI Employee Benefits
Private Bank & Trust
Prudential
Putnam Investments
Raymond James
RBC Dain Rausher
Robert W Baird
Royal Alliance
RSM McGladrey Inc.
Safeco
Scott & Stringfellow
Scudder Investments
Security Benefit
Segall Bryant Hamill
South Trust Securities
Southwest Securities
Standard Insurance
Stanton Group
State of NY Deferred Compensation Plan
Stephens, Inc.
Stifel Nicolaus & Co
Strong Capital
Sungard T Rowe Price
Trustar Retirement Services
Trustlynx/Datalynx
UBS Financial Services
USAA Investment Management
Vanguard
Wachovia
TD Waterhouse
Webster Investment Services
Wells Fargo
Wilmington Trust

Please contact your FSF or intermediary for details about payments it may receive.

                             PORTFOLIO TRANSACTIONS

     The Funds will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or a Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

     There is generally no stated commission in the case of fixed income securities, which are traded in the over-the-counter markets, but the price paid by a Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by a Fund of negotiated brokerage commissions. Such brokerage commissions vary among different brokers, and a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.

     Prompt execution of orders at the most favorable price will be the primary consideration of a Fund in transactions where fees or commissions are involved. Additional factors considered in the process of selecting a broker-dealer to execute a transaction include: (i) professional capability of the executing broker-dealer and the value and quality of the services provided by the broker-dealer; (ii) size and type of the transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security purchased or sold; (v) the broker-dealer's execution efficiency and settlement capability; (vi) the executing broker-dealer's stability and the execution services it renders to the Advisor on a continuing basis; and (vii) reasonableness of commission.

     Research, statistical, and other services also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts.

     Allocation of transactions to obtain research services for the Advisor enables the Advisor to supplement its own research and analysis with the statistics, information, and views of others. While it is not possible to place a dollar value on these services, it is the opinion of the Advisor that the receipt of such services will not reduce the overall expenses for its research or those of its affiliated companies. The fees paid to the Advisor by a Fund would not be reduced as a result of the Fund's receipt of such information and services. The receipt of research services from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to a Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Advisor in carrying out its obligations to a Fund.

     As permitted by Section 28(e) of the Securities and Exchange Act of 1934 (the "1934 Act"), the Advisor may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Advisor an amount of undisclosed commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     The Funds below paid brokerage commissions for the past three fiscal years/periods as follows (none of which was paid in directed transactions or to Bank of America Securities or WR Hambrecht Securities):

                           Fiscal Year Ended July   Fiscal Year Ended July   Fiscal Period Ended July
                                  31, 2005                 31, 2004                  31, 2003
                           ----------------------   ----------------------   ------------------------
CMG Core Bond Fund                  $915                     $1347                     $1342
CMG Short Term Bond Fund            $297                     $   0                     $   0

     Neither CMG High Yield Fund nor CMG Ultra Short Term Bond Fund paid brokerage commissions during the past three years.

     The Trust is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during their most recent fiscal year. At July 31, 2005, the Funds held securities of their regular brokers or dealers as set forth below. The CMG Core Plus Bond Fund, CMG Intermediate Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, and CMG International Bond Fund were not in operation as of July 31, 2005 and therefore, no information is provided on these Funds below.

FUND                                    BROKER/DEALER         VALUE (IN THOUSANDS)
----                                    -------------         --------------------
CMG Core Bond Fund               Wachovia Corp.                      $  698
                                 JPMorgan Chase & Co.                $  627
                                 Credit Suisse First Boston          $  401
                                 Lehman Brothers Holdings            $  223
                                 Bear Stearns Co. Inc.               $  203
                                 Morgan Stanley Dean Witter          $  195

CMG Short Term Bond Fund         Citigroup Inc.                      $  960
                                 Wachovia Corp.                      $  827
                                 JP Morgan Chase & Co.               $  727
                                 Morgan Stanley Dean Witter          $  634
                                 Lehman Brothers Holdings            $  544
                                 Merrill Lynch & Co.                 $  418
                                 Bear Stearns Co. Inc.               $  305

CMG High Yield Fund              None

CMG Ultra Short Term Bond Fund   Merrill Lynch & Co.                 $1,506
                                 Goldman Sachs Group                 $1,502
                                 Morgan Stanley Dean Witter          $1,501
                                 JP Morgan Chase & Co.               $  504
                                 Citibank                            $  308

     The Advisor may use research services provided by, and place agency transactions with, affiliated broker-dealers if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, a Fund may purchase securities from an underwriting syndicate in which an affiliate of the Advisor is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.

     Investment decisions for the Funds are made independently from those of the other portfolios of the Trust or accounts managed by the Advisor. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Advisor may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of simultaneous transactions, allocations among the Funds or accounts will be made on an equitable basis. When the Funds participate in an aggregated order, they participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Advisor may execute, buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the advisor shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

     Certain employees of the Advisor are also employees of affiliated investment advisors ("Shared Employees") within Columbia Management Group, the Advisor's direct owner. As a result of these arrangements, Shared Employees may provide investment advisory, trading and other investment services for client accounts of the Advisor and one or more other affiliated investment advisors. Columbia Management Group has determined that these Shared Employee arrangements promote more efficient use of internal resources and are in the best interests of clients on an overall basis.

     The Advisor is responsible for ensuring compliance by Shared Employees with all investment guidelines, compliance policies and procedures, and applicable rules and regulations while Shared Employees are acting for the Advisor's clients.

     The Advisor and its affiliated advisors maintain policies reasonably designed to ensure fairness for all clients with accounts served by Shared Employees. The Advisor will monitor all Shared Employee arrangements to ensure that these arrangements continue to be in the best interest of clients considering the potential disadvantages.

     The Advisor's investment personnel will share general and specific investment information with affiliated investment advisors. Information is shared at periodic meetings of investment teams, by distribution of formal recommendations by investment analysts, and through informal discussions among investment personnel.

     The Advisor will also share with affiliated advisors research products and services provided by broker-dealers through whom the Advisor effects transactions for client accounts, and whom the Advisor may cause to receive higher commissions from the Advisor's clients in recognition of the provision of such products and services. The research products and services shared will assist the Advisor and its affiliated advisors in providing investment management services generally to their clients, but may not necessarily assist with the management for any particular client or clients of the Advisor, including the Funds. As a result of this policy, trades effected on behalf of the Advisor's clients may benefit affiliated advisors and their clients, and trades effected on behalf of clients of affiliated advisors may benefit the Advisor and its clients.

     The use of multiple trading locations could result in the Advisor and its affiliates competing against each other in the market. The Advisor's clients could receive less attractive prices for trades than clients of an affiliated advisor, and in certain cases client orders may be unfilled or only partially filled due to the orders for clients of an affiliated advisor. To the extent separate trading locations are used, clients of the Advisor and its affiliates will not realize efficiencies associated with aggregating orders, such as more favorable pricing for larger volume trades, for all Columbia Management Group companies.

     Where practical, transactions for accounts of the Advisor and one or more affiliated advisors for which a Shared Employee has investment discretion will be coordinated from each trading location. In these cases, a single broker will be used to execute the trade on behalf of each advisor's accounts. This practice may at times result in an increase in the time period it takes to fill a particular client's trade order, due to increased time for processing the trade or due to share allocations, and may lead to a smaller allocation for a client.

     Where practical, Shared Employees may also effect trades from one location, subjecting the trades to the trade allocation and other policies utilized for that location. To the extent that trades for clients of the Advisor are effected together with trades for clients of other affiliated advisors, this practice may result in smaller allocations for the Advisor's clients or result in clients of the Advisor obtaining less favorable prices on securities.

     The Funds, the Advisor, and CMD have adopted Codes of Ethics (the "Codes") pursuant to the requirements of the 1940 Act. These Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfor@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                       CAPITAL STOCK AND OTHER SECURITIES

     The Trust may establish separate series of investment portfolios under its Agreement and Declaration of Trust ("Declaration of Trust"), effective August 4, 2005. The Funds, CMG Enhanced S&P 500 Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Growth Fund, CMG Mid Cap Value Fund, CMG Small/Mid Cap Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund and CMG Small Cap Fund, CMG International Stock Fund, and the CMG Strategic Equity Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including each Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of each Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of each Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of each Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

     Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of a Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES

     Investments in each Fund are made directly by high net worth individuals and institutional buyers, or by the Advisor or its affiliates in their role as discretionary investment advisor for a portion of a shareholder's assets. However, with respect to assets of an investment advisory client of the Advisor or its affiliates invested in a Fund, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Advisor (for the period during which the assets are invested in the Fund).

     If the Advisor or its affiliates is deemed to be a fiduciary with respect to a prospective shareholder of a Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in a Fund by the Advisor on behalf of the shareholder. These conditions are set forth by the U.S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Advisor to direct investments of ERISA-qualified plans to a mutual fund, such as a Fund, for which the Advisor serves as an investment advisor if, after review of the Prospectus and disclosure relating to fees of a Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Advisor or its affiliates under standards set forth by the U.S. Department of Labor in the Exemption.

     The second, independent fiduciary that must approve investments in a Fund by the Advisor must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of the Advisor or its affiliate as an investment advisor with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

     The transfer agent for the Funds may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisors concerning the tax consequences to them of the exchange.

REDEMPTIONS

     Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of a Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

     Each Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash (up to the lesser of $250,000 or 1% of the net asset value of the Fund). A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES

     The net asset value ("NAV") per share of each Fund is determined by the Advisor, under procedures approved by the Trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Trustees. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

     Each Fund's portfolio securities and other assets for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales prices, or if no sales are reported, as is the case for most securities traded over-the-counter, at a price between the representative bid and asked quotations obtained from a third party pricing service. Fixed income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotations obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term investments having a maturity of 60 days or less are valued at amortized cost, when the Board of Trustees determines that amortized cost is their fair value.

     For purpose of calculating the NAV of a Fund's shares, the following procedures are utilized whenever applicable. Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will generally be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Fund's NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time a Fund's NAV is calculated, it may be necessary to value the security in light of that event. Such a determination would be made by the Fund's valuation committee using procedures approved by the Board of Trustees.

     Certain fixed income securities for which daily market quotations are not readily available from a pricing service, or for which the Advisor believes accurate quotations have not been received from such pricing service, may be priced by dealers selected by the Advisor or pursuant to formulas created by the Advisor, all pursuant to guidelines established by the Board of Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee established by the Advisor. Determinations made by the Valuation Committee are reported to and reviewed by the Board of Trustees.

                                    CUSTODIAN

          The Funds' Custodian, for both domestic and foreign securities, is State Street Bank & Trust Company (the "Custodian"), 2 Avenue De Lafayette, Boston, MA 02111-2900. The Custodian holds all securities and cash of each Fund, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of each Fund, and performs other administrative duties, all as directed by authorized officers of the Advisor. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

     Portfolio securities purchased in the United States are maintained in the custody of the Funds' Custodian. Portfolio securities purchased outside the United States by a Fund are maintained in the custody of foreign banks, trust companies, or depositories that have sub-custodian arrangements with the Custodian (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of a Fund has been approved by the Board of Trustees or, in the case of foreign securities, at the discretion of the Board of Trustees, by the Custodian, as a delegate of the Board of Trustees, all in accordance with regulations under the 1940 Act.

     The Advisor determines whether it is in the best interest of a Fund and its shareholders to maintain a Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding a Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Trustees, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to a Fund's foreign sub-custodian arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.


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

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, 02110-1707, serves as the Trust's independent registered public accounting firm and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.

                                      TAXES

Federal Income Taxes

     Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and distributions would generally be taxable as ordinary dividend income to the shareholders. Each Fund believes it satisfies the tests to qualify as a regulated investment company.

     To qualify as a regulated investment company for any taxable year, a Fund must, among other things:

     (a) derive at least 90% of its gross income from dividends; interest; payments with respect to securities loans; gains from the sale or other disposition of stock, securities, or foreign currencies; other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; or net income from an interest in a qualified publicly traded partnership (the "90% Test"); and

     (b) diversify its holdings so that at the end of each quarter (i) 50% or more of the market value of the assets of the Fund is represented by cash, government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in either the securities (other than government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements or the securities of one or more qualified publicly traded partnerships. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

     Part I of Subchapter M of the Code will apply to the Funds during a taxable year only if it meets certain additional requirements. Among other things, a Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends and exempt-interest dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and 90% of its tax-exempt interest net of expenses attributable to such interest and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending on or after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

     The Trust currently has 20 portfolios, including the Funds. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each fund as a separate corporation (provided that each fund consists of a segregated portfolio of assets the beneficial


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

interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

     A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed as a "capital gain dividend" is taxed to each Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

     If any net capital gains (i.e. the excess of net long-term capital gains over net short-term capital losses) are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

     If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of each Fund.

     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income),
(ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     Shareholders of each Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. As described below, as a result of 2003 legislation, qualifying dividend distributions to individual shareholders generally are taxed at the same rate that applies to long-term capital gains.

     The International Bond Fund will invest at least 80% of its total assets in the Fixed Income Securities (as defined in the Fund's Prospectus) of foreign corporations and foreign governmental issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to the Fund. See "Foreign Income Taxes" in this section for more information.


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

     Distributions properly designated by a Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. Such distributions are treated as net capital gain in the hands of all recipients and will not be eligible for the corporate dividends-received deduction. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income; however, as a result of 2003 legislation, for taxable years beginning on or before December 31, 2008, qualified dividend income distributions to individuals generally are taxed at the same rate that applies to long-term capital gains, subject to holding period requirements with respect to shareholders and the Fund as well as other requirements. The Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income. Any loss that is realized and allowed on redemption of shares of a Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

     Long-term capital gains rates applicable to individuals have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2008.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions that the Fund has designated to be treated as long-term capital gain.

     A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

     A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

     If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

     A special tax may apply to a Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

     The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act of 1933, as amended). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by any of the Funds.

     FUTURES CONTRACTS, OPTIONS AND FOREIGN CURRENCY TRANSACTIONS. For purposes of the 90% Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

     FOREIGN INCOME TAXES. The International Bond Fund invests in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to a Fund. These foreign taxes will reduce the International Bond Fund's distributed income. The Fund generally expects to incur, however, no foreign income taxes on gains from the sale of foreign securities.

     The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The International Bond Fund, and other Funds to the extent necessary, intend to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by the Fund since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

     U.S. FOREIGN TAX CREDITS OR DEDUCTIONS FOR SHAREHOLDERS OF THE INTERNATIONAL BOND FUND. Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50% of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations and the company satisfies certain distribution requirements. The International Bond Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Bond Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Bond Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so.

     If the International Bond Fund elects pursuant to Section 853, shareholders of that Fund will be required to include in income (in addition to other taxable distributions) and will be allowed a credit or deduction for, their pro rata portions of the qualifying income taxes paid by the Fund to foreign countries. A shareholder's use of the credits resulting from the election will be subject to the limits of Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the
Section 904 limits with the shareholder's tax advisor.

     No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

     Each year, the International Bond Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

     Investment by a Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

     A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, foreign currency gains, and income from notional principal contracts. Passive income for this purpose does not include income received by the foreign corporation from active conduct of a banking or insurance business and certain income received from related persons.

Non-U.S. Shareholders

     Capital gain dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the recent legislation, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or
(z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Fund has not determined whether it will make such designations.

     If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     Recent legislation modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the legislation, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning on September 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

State Income Taxes

     The state tax consequences of investments in the Funds are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information

     The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of an investment in any of the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in any of the Funds are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes. This discussion applies only to U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or tax statuses should consult their own tax advisors regarding special rules that may apply to them.

     Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                              SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trust's Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a Fund incurring financial loss on account of another portfolio of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other portfolio was unable to meet its obligations.

                              SHAREHOLDER MEETINGS

     The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the shares (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

     The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

     At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

                              FINANCIAL STATEMENTS

     The CMG High Yield Fund's, CMG Core Bond Fund's, CMG Short Term Bond Fund's and the CMG Ultra Short Term Bond Fund's most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.


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                                   APPENDIX I

                    COLUMBIA MANAGEMENT ADVISORS, LLC ("CMA")
                      PROXY VOTING POLICIES AND PROCEDURES
                 ADOPTED JULY 1, 2003 AND REVISED MARCH 4, 2005

POLICY:

ALL PROXIES(1) REGARDING CLIENT SECURITIES FOR WHICH COLUMBIA MANAGEMENT ADVISORS, LLC ("CMA") HAS ASSUMED AUTHORITY TO VOTE SHALL, UNLESS CMA DETERMINES IN ACCORDANCE WITH POLICIES STATED BELOW TO ABSTAIN FROM VOTING, BE VOTED IN A MANNER CONSIDERED BY CMA TO BE IN THE BEST INTEREST OF CMA'S CLIENTS, INCLUDING THE CMG FAMILY FUNDS(2) AND THEIR SHAREHOLDERS, WITHOUT REGARD TO ANY RESULTING BENEFIT OR DETRIMENT TO CMA OR ITS AFFILIATES. THE BEST INTEREST OF CLIENTS IS DEFINED FOR THIS PURPOSE AS THE INTEREST OF ENHANCING OR PROTECTING THE ECONOMIC VALUE OF CLIENT ACCOUNTS, CONSIDERED AS A GROUP RATHER THAN INDIVIDUALLY, AS CMA DETERMINES IN ITS SOLE AND ABSOLUTE DISCRETION. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, CMA SHALL VOTE AS THE CLIENT CLEARLY INSTRUCTS, PROVIDED CMA RECEIVES SUCH INSTRUCTIONS IN TIME TO ACT ACCORDINGLY.

CMA ENDEAVORS TO VOTE, IN ACCORDANCE WITH THIS POLICY, ALL PROXIES OF WHICH IT BECOMES AWARE, SUBJECT TO THE FOLLOWING EXCEPTIONS (UNLESS OTHERWISE AGREED) WHEN CMA EXPECTS TO ROUTINELY ABSTAIN FROM VOTING:

     1. PROXIES WILL USUALLY NOT BE VOTED IN CASES WHERE THE SECURITY HAS BEEN LOANED FROM THE CLIENT'S ACCOUNT.

     2. PROXIES WILL USUALLY NOT BE VOTED IN CASES WHERE CMA DEEMS THE COSTS TO THE CLIENT AND/OR THE ADMINISTRATIVE INCONVENIENCE OF VOTING THE SECURITY (E.G., SOME FOREIGN SECURITIES) OUTWEIGH THE BENEFIT OF DOING SO.

CMA SEEKS TO AVOID THE OCCURRENCE OF ACTUAL OR APPARENT MATERIAL CONFLICTS OF INTEREST IN THE PROXY VOTING PROCESS BY VOTING IN ACCORDANCE WITH PREDETERMINED VOTING GUIDELINES, AS STATED BELOW. FOR THOSE PROXY PROPOSALS THAT REQUIRE SPECIAL CONSIDERATION OR IN INSTANCES WHERE SPECIAL CIRCUMSTANCES MAY REQUIRE VARYING FROM THE PREDETERMINED GUIDELINES, THE CMG PROXY COMMITTEE WILL DETERMINE THE BEST INTEREST OF CMA'S CLIENTS AND VOTE ACCORDINGLY, WITHOUT CONSIDERATION OF ANY RESULTING BENEFIT OR DETRIMENT TO CMA OR ITS AFFILIATES.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interest. Citing this obligation, the SEC has adopted rules pursuant to the Investment Advisers Act of 1940 and Investment Company Act of 1940 with respect to proxy voting.

PROCEDURE:

I. ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

----------
(1) The term "proxy" as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.

(2) A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, LLC


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

SEPARATELY MANAGED ACCOUNTS

CMA shall vote proxies on securities held in its separately managed accounts.

COLUMBIA TRUST COMPANY (CTC) TRUST POOLS

CMA shall vote proxies on securities held in the trust pools.

CMG FAMILY FUNDS/CMA FUND TRUST

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

COLUMBIA PRIVATE PORTFOLIO

CMA shall vote proxies on securities held in its separately managed accounts.

ALTERNATIVE INVESTMENT GROUP

CMA's clients may invest in securities ("Alternative Investments") issued by alternative investment vehicles (i.e. hedge funds, private equity funds, and other alternative investment pools) that are structured as private limited partnerships ("LPs"), limited liability companies ("LLCs") or offshore corporations. Generally, CMA's Alternative Investment Group ("AIG") is the platform through which CMA provides advisory services relating to Alternative Investments.

The voting rights of Alternative Investments generally are rights of contract set forth in the limited liability company or limited partnership agreement, in the case of LLCs and LPs, or Memorandum and Articles of Association or By-laws, in the case of offshore corporations. Also, as privately placed securities, Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, proxies are not solicited regarding Alternative Investment vehicles. Instead, consents may be solicited from members, limited partners or shareholders.

Because of the unique characteristics of Alternative Investments, CMA has a tailored process for voting Alternative Investment proxies and consents.

Process

AIG will vote all Alternative Investment proxies and consents in accordance with this Policy. The committee voting AIG proxies consists of AIG senior management, investment and operations professionals. Conflicts of interest are to be monitored and resolved as set forth in this Policy.

II. PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the head of core equity, head of value, head of growth, head of income strategies, head of equity research and head of fixed income research. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf.

The Proxy Committee's functions shall include, in part,

     (a) direction of the vote on proposals where there has been a recommendation to the Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;


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     (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

     (c) review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

     (d) development and modification of Voting Procedures, as stated in Section V, as it deems appropriate or necessary.

The Proxy Committee shall establish a charter, which shall set forth the Committee's purpose, membership and operation. The Committee's charter shall be consistent, in all material respects, with this policy and procedure.

III. CONFLICTS OF INTEREST

With Other Bank of America Businesses

Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.

Within CMA

Conflicts of interest may also arise from the business activities of CMA. For example, CMA might manage (or be seeking to manage) the assets of a benefit plan for an issuer. CMA may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or a CMG Family Fund, for which CMA serves as investment adviser, are to be voted for a client's account.

Management of Conflicts

CMA's policy is to always vote proxies in the best interest of its clients, as a whole, without regard to its own self-interest or that of its affiliates. BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

     1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

     2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

     3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.


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     4.   By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

          - To disclose to the chairperson of the Proxy Committee and the chairperson to the head of CMG Compliance any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA shall vote proxies. In the event the chairperson of the Proxy Committee has a conflict of interest regarding a given matter, he or she shall abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

          - To refrain from taking into consideration, in the decision as to whether or how CMA shall vote proxies:

               - The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

               - Any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC.

Where a material conflict of interest is determined to have arisen in the proxy voting process that may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, CMA's policy is to invoke one or more of the following conflict management procedures:

1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner that is free of the conflict.

2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include CMA's proxy voting agent.

3. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.

IV. VOTING GUIDELINES

A. THE PROXY COMMITTEE HAS ADOPTED THE FOLLOWING GUIDELINES FOR VOTING PROXIES:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

     - Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

          However, CMA generally will WITHHOLD votes from pertinent director nominees if:


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               (i)  the board as proposed to be constituted would have more than one-third of its members from management;

               (ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);

               (iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);

               (iv) a director serves on more than six public company boards;

               (v) the CEO serves on more than two public company boards other than the company's board.

          On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

     - Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

     - Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

     - Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

               -    Established governance standards and guidelines.

               - Full board composed of not less than two-thirds "independent" directors, as defined by applicable regulatory and listing standards.

               - Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

               - A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.


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               -    Disclosed processes for communicating with any individual
                    director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

               - The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

     - Proposals that grant or restore shareholder ability to remove directors with or without cause.

     - Proposals to permit shareholders to elect directors to fill board vacancies.

     - Proposals that encourage directors to own a minimum amount of company stock.

     -    Proposals to provide or to restore shareholder appraisal rights.

     -    Proposals to adopt cumulative voting.

     -    Proposals for the company to adopt confidential voting.

CMA generally will vote AGAINST:

     - Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

     - Proposals that give management the ability to alter the size of the board without shareholder approval.

     - Proposals that provide directors may be removed only by supermajority vote.

     -    Proposals to eliminate cumulative voting.

     - Proposals which allow more than one vote per share in the election of directors.

     - Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     - Proposals that mandate a minimum amount of company stock that directors must own.

     -    Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

     - Director and officer indemnification and liability protection. CMA is opposed to entirely eliminating directors' and officers' liability for monetary damages for violating the duty of care. CMA is also opposed to expanding coverage beyond just legal expenses to acts, such


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          as negligence, that are more serious violations of fiduciary obligation than mere carelessness. CMA supports proposals which provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company, AND (ii) if the director's legal expenses would be covered.

     - Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

     - Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 10% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

     - Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

     -    Proposals asking a company to expense stock options.

     -    Proposals to put option repricings to a shareholder vote.

     - Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

CMA generally will vote AGAINST:

     - Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.

     - Proposals to authorize the replacement or repricing of out-of-the money options.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:


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     -    Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

          For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

     - Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

     - Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

     - Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

     - CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     - CMA generally votes FOR shareholder proposals to eliminate a poison pill.

     - CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

     - CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote

     - CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.


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Control Share Acquisition Provisions

     - CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

     - Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

     - Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

          -    Credible reason exists to question:

               - The auditor's independence, as determined by applicable regulatory requirements.

               - The accuracy or reliability of the auditor's opinion as to the company's financial position.

          - Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

     - Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

     - Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

     - Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

     - Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

     - Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

CMA will vote AGAINST:

     - Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

     - Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a


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          result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

     - Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

     - FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

     - FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

     - Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

     - Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

     - Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

     - Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

     - Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position.

     - Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

8. Investment Company Matters

ELECTION OF DIRECTORS:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

     -    Board structure

     -    Attendance at board and committee meetings.


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          CMA will WITHHOLD votes from directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     - Ignore a shareholder proposal that is approved by a majority of shares outstanding;

     - Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

     -    Are interested directors and sit on the audit or nominating committee;
          or

     - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

     -    Past performance relative to its peers

     -    Market in which fund invests

     - Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

     - Past shareholder activism, board activity and votes on related proposals

     -    Strategy of the incumbents versus the dissidents

     -    Independence of incumbent directors; director nominees

     -    Experience and skills of director nominees

     -    Governance profile of the company

     -    Evidence of management entrenchment

CONVERTING CLOSED-END FUND TO OPEN-END FUND:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Past performance as a closed-end fund

     -    Market in which the fund invests

     -    Measures taken by the board to address the discount

     - Past shareholder activism, board activity, and votes on related proposals.

INVESTMENT ADVISORY AGREEMENTS:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

     -    Proposed and current fee schedules

     -    Fund category/investment objective

     -    Performance benchmarks


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     -    Share price performance as compared with peers

     -    Resulting fees relative to peers

     -    Assignments (where the adviser undergoes a change of control)

APPROVING NEW CLASSES OR SERIES OF SHARES:

CMA will vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

     -    Stated specific financing purpose

     -    Possible dilution for common shares

     -    Whether the shares can be used for antitakover purposes

POLICIES ADDRESSED BY THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

     -    Potential competitiveness

     -    Regulatory developments

     -    Current and potential returns

     -    Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

CHANGING A FUNDAMENTAL RESTRICTION TO A NON-FUNDAMENTAL RESTRICTION:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a nonfundamental restriction, considering the following factors:

     -    Fund's target investments

     -    Reasons given by the fund for the change

     -    Projected impact of the change on the portfolio

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NON-FUNDAMENTAL:

CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

NAME CHANGE PROPOSALS:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:


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     -    Political/economic changes in the target market

     -    Consolidation in the target market

     -    Current asset composition

CHANGE IN FUND'S SUBCLASSIFICATION:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:

     -    Potential competitiveness

     -    Current and potential returns

     -    Risk of concentration

     -    Consolidation in target industry

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

     -    Strategies employed to salvage the company

     -    Past performance of the fund

     -    Terms of the liquidation

CHANGES TO THE CHARTER DOCUMENT:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

     -    The degree of change implied by the proposal

     -    The efficiencies that could result

     -    The state of incorporation; net effect on shareholder rights

     -    Regulatory standards and implications

CMA will vote FOR:

     - Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

     - Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

     -    Proposals enabling the Board to:

          -    Change, without shareholder approval the domicile of the fund

          - Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

CHANGING THE DOMICILE OF A FUND:


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CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

     -    Regulations of both states

     -    Required fundamental policies of both states

     -    The increased flexibility available

          Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

DISTRIBUTION AGREEMENTS:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Fees charged to comparably sized funds with similar objectives

     -    The proposed distributor's reputation and past performance

     -    The competitiveness of the fund in the industry

     -    Terms of the agreement

MASTER-FEEDER STRUCTURE:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Resulting fee structure

     -    Performance of both funds

     -    Continuity of management personnel

     -    Changes in corporate governance and their impact on shareholder rights

SHAREHOLDER PROPOSALS TO ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

SHAREHOLDER PROPOSALS TO REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

SHAREHOLDER PROPOSALS TO TERMINATE THE INVESTMENT ADVISER:


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CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

     -    Performance of the fund's NAV

     -    The fund's history of shareholder relations

     -    The performance of other funds under the adviser's management

9. Alternative Investment Group ("AIG") Matters

The AIG Proxy Sub-Committee generally will vote in accordance with the guidelines set forth in this policy. With respect to matters that are not addressed by the guidelines, the AIG Proxy Sub-Committee will vote each such matter on a CASE-BY-CASE basis.

B. ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A ABOVE.

A Portfolio Manager, sub-adviser or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption.

C. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The following proposals require special, individual consideration. The Proxy Committee will determine how proxies related to all such proposals will be voted.

          1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

          2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

          3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

          4. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

          5. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified in Section IV.A.

          6. EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.


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

          7. PREEMPTIVE RIGHTS. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines set forth in Section IV above. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

     - CMA shall use an independent, third-party vendor (currently Institutional Shareholder Services ("ISS")), to implement its proxy voting process as CMAs proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

     - ISS shall provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

     - On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolio shall be sent weekly.

     - ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be promptly noted and resolved by ISS, with notice to CMA.

     - Whenever a vote is solicited, ISS shall execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

          - If ISS is not sure how to vote a particular proxy, then ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel shall check this website regularly. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's understanding of the Voting Guidelines previously delivered to ISS. CMA shall promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

     - Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

     - ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

VI. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period.

================================================================================

                       CMG ENHANCED S&P 500(R) INDEX FUND
                            CMG LARGE CAP VALUE FUND
                            CMG LARGE CAP GROWTH FUND
                             CMG MID CAP VALUE FUND
                             CMG MID CAP GROWTH FUND
                             CMG SMALL/MID CAP FUND
                            CMG SMALL CAP VALUE FUND
                            CMG SMALL CAP GROWTH FUND
                          CMG INTERNATIONAL STOCK FUND
                Portfolios of Columbia Funds Institutional Trust

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                              _______________, 2006

     This Statement of Additional Information contains information relating to Columbia Funds Institutional Trust (the "Trust") and nine portfolios of the Trust, CMG Enhanced S&P 500(R) Index Fund, CMG Large Cap Value Fund, CMG Large Cap Growth Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Small/Mid Cap Fund, CMG Small Cap Value Fund, CMG Small Cap Growth Fund and CMG International Stock Fund (each a "Fund", together the "Funds").

     This Statement of Additional Information is not a Prospectus. It relates to the Prospectus dated December 1, 2005, as supplemented from time to time (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.

     The most recent Annual Report to shareholders of the CMG Enhanced S&P 500(R) Index, CMG Large Cap Value, CMG Large Cap Growth, CMG Mid Cap Value, CMG Mid Cap Growth, CMG Small/Mid Cap, CMG Small Cap Value, CMG Small Cap Growth and CMG International Stock Funds, each a series of CMG Fund Trust, predecessors to the Funds, is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

[SUP-39/91924-1105]

                                TABLE OF CONTENTS

DESCRIPTION OF THE FUNDS...................................................    3
MANAGEMENT.................................................................   18
DISCLOSURE OF PORTFOLIO INFORMATION........................................   45
INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES......................   47
PORTFOLIO TRANSACTIONS.....................................................   52
CAPITAL STOCK AND OTHER SECURITIES.........................................   57
PURCHASE, REDEMPTION AND PRICING OF SHARES.................................   57
CUSTODIAN..................................................................   59
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................   60
TAXES......................................................................   60
SHAREHOLDER LIABILITY......................................................   66
SHAREHOLDER MEETINGS.......................................................   67
FINANCIAL STATEMENTS.......................................................   68
APPENDIX I.................................................................   69

                            DESCRIPTION OF THE FUNDS

     The Trust,a business trust recently organized under the laws of the Commonwealth of Massachusetts, is registered with the Securities and Exchange Commission (the "SEC") as an open-end, management investment company. The Trust is comprised of separate portfolios, each of which is treated as a separate fund. There are 20 portfolios established under the Trust with differing investment goals, policies and restrictions: the Funds, CMG Core Plus Bond Fund, CMG Core Bond Fund, CMG Intermediate Bond Fund, CMG Short Term Bond Fund, CMG Ultra Short Term Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG High Yield Fund, CMG International Bond Fund, CMG Small Cap Fund, and CMG Strategic Equity Fund. With the exception of the International Bond Fund, the CMG Mortgage and Asset-Backed Securities Fund and the CMG Core Plus Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment advisor for each of the Funds is Columbia Management Advisors, LLC (the "Advisor"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Advisor.

     Prior to ________, 2006 (the "Fund Reorganization Date"), the Funds were organized as separate portfolios of the CMG Fund Trust (each, a "Predecessor Fund" and, collectively, "Predecessor Funds"), an Oregon business trust organized in 1989 (the "Predecessor Trust"). The information provided for each Funds in this SAI for periods prior to the Fund Reorganization Date relates to its Predecessor Fund; the information provided for the Trust in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Trust.

INVESTMENT OBJECTIVES, POLICIES AND RISKS

     The investment objectives and principal investment strategies and policies of each Fund are described in the Prospectus. A Fund's investment objective may not be changed without a vote of its outstanding voting securities. There is no assurance that a Fund will achieve its investment objectives. Under normal conditions, the Funds will invest in equity securities, including securities convertible into equity securities. What follows is additional information regarding securities in which a Fund may invest and investment practices in which it may engage. To determine whether a Fund purchases such securities or engages in such practices, and to what extent, see "Chart of Securities and Investment Practices" at the end of this "INVESTMENT OBJECTIVES, POLICIES AND RISKS" section below.

Options and Financial Futures Transactions

     Each Fund may invest up to 5% of its net assets in premiums to purchase put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Funds may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Each Fund may enter into closing transactions, exercise its options, or permit the options to expire.

     The Funds may write call options but only if such options are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Advisor, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. Each Fund other than Enhanced S&P 500 Index Fund may write such options on up to 25% of its net assets.

     The Funds may engage in financial futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Funds' investment restrictions do not limit the percentage of the Funds' assets that may be invested in financial futures transactions. Each Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5% of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Funds may engage in futures transactions only on commodities exchanges or boards of trade.

     The Funds will not engage in transactions in options, financial futures contracts, or options on financial futures contracts for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When a Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which a Fund will generally invest may be imperfect. Each Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or a Fund's portfolio generally. Although the purchase of a put option may partially protect a Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

     Upon entering into a futures contract, each Fund will be required to deposit with its custodian, in a segregated account, cash or certain U.S. government securities, or any other portfolio assets as permitted by the Securities and Exchange Commission ("SEC") rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, if all contractual obligations have been satisfied.

     The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on futures contracts resulting from market movements not anticipated by the Advisor.

Foreign Currency Transactions

     A Fund may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts ("forwards") with terms generally of less than one year. A Fund may engage in these transactions to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of foreign securities. A forward involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. A Fund will enter into forward contracts only for hedging purposes and not for speculation. Although forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards will be used primarily to adjust the foreign exchange exposure of a Fund, based on the Advisor's outlook, with a view to protecting the portfolio from adverse currency movements. Forward contracts involve other risks, including, but not limited to, significant volatility in currency markets. In addition, currency moves may not occur exactly as the Advisor expected, so use of forward contracts could adversely affect a Fund's total return.

     A Fund may purchase or sell foreign currencies on a "spot" (cash) basis or on a forward basis to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing. A Fund uses this hedging technique in an attempt to insulate itself against possible losses resulting from a change in the relationship between the U.S. dollar and the relevant foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received.

     Hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund's dividend distribution and are not reflected in its yield. Instead these costs will, over time, be reflected in a Fund's net asset value per share.

     Hedging may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code of 1986, as amended (the "Code"). These provisions could result in an increase or decrease in the amount of taxable dividends paid by a Fund and could affect whether distributions by that Fund are classified as capital gains or ordinary income.

Foreign Securities

     Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending upon the circumstances.

     Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income a Fund receives from its foreign investments.

     Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

     There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for a Fund to obtain or enforce a judgement against the issuers of the obligation. The Funds will normally execute their portfolio securities transactions on the principal stock exchange on which the security is traded.

     The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

     ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security. While ADRs and GDRs will generally be considered foreign securities for purposes of calculation of any investment limitation placed on a Fund's exposure to foreign securities, these securities, along with the securities of foreign companies traded on NASDAQ will not be subject to any of the restrictions placed on the Funds' ability to invest in emerging market securities.

     Additional costs may be incurred in connection with a Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when a Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

Reverse Repurchase Agreements

     In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the Fund and, therefore, as a form of leverage. A Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, a Fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. A Fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each Fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements.

Illiquid Securities

     No illiquid securities will be acquired by any of the Funds if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) except as stated below, restricted securities (securities whose public resale is subject to legal restrictions);
(3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

     Each of the Funds may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, these securities are considered to be liquid and thus not subject to the Fund's 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Advisor determines the liquidity of Rule 144A securities and, through reports from the Advisor, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer).

Convertible Securities and Warrants

     Each Fund may invest in convertible debentures and convertible preferred stock, each convertible into common stock. Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by the Funds in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where the convertible security is only available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

     The Funds may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that each Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

Real Estate Investment Trusts ("REITs")

     REITs are pooled investment vehicles that invest primarily in real estate such as shopping centers, malls, multi-family housing, or commercial property, or real estate-related loans such as mortgages. Investing in REITs involves unique risks and may be affected by changes in the value of the underlying property owned by the REIT or affected by the quality of the credit extended. REITs are significantly affected by the market for real estate and are subject to many of the same risks associated with direct ownership in real estate. Furthermore, REITs are dependent upon management skills and subject to heavy cash flow dependency.

Investments in Small and Unseasoned Companies

     Unseasoned companies are companies that have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, small and unseasoned companies often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Funds may need to sell them over an extended period or below the original purchase price. Investments by the Funds in these small or unseasoned companies may also be regarded as speculative.

Temporary Investments

     When, as a result of market conditions, the Advisor determines a temporary defensive position is warranted to help preserve capital, a Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. The International Stock Fund may invest in such securities issued by entities organized in the United States or any foreign country, denominated in U.S. dollars or foreign currency. When a Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective.

When-Issued Securities

     The Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. When-issued, delayed-delivery and forward transactions generally involve the purchase of a security with payment and delivery in the future (i.e., beyond normal settlement). A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations during the time between the purchase and settlement dates. New issues of stocks and private placement securities may be sold in this manner. To the extent a Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. A Fund may use spot and forward currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when foreign securities are purchased or sold on a when-issued or delayed delivery basis.

Dollar Roll Transactions

     A Fund may enter into "dollar roll" transactions, which consist of the sale by a Fund to a bank or broker-dealer (the "counterparty") of securities together with a commitment to purchase from the counterparty similar, but not identical, securities at a future date at an agreed price. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. A Fund receives a fee from the counterparty as consideration for entering into the commitment to purchase. Dollar rolls may be renewed over a period of several months with a new purchase and repurchase price fixed and a cash settlement made at each renewal without physical delivery of securities.

     A Fund will not use such transactions for leveraging purposes and, accordingly, will segregate cash, U.S. Government securities or other high grade debt obligations in an amount sufficient to meet its purchase obligations under the transactions.

     Dollar rolls may be treated for purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), as borrowings of a Fund because they involve the sale of a security coupled with an agreement to repurchase. Like all borrowings, a dollar roll involves costs to a Fund. For example, while a Fund receives a fee as consideration for agreeing to repurchase the security, a Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the fee received by a Fund, thereby effectively charging that Fund interest on its borrowing. Further, although a Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Borrowing

     Each Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As previously noted, a Fund also may enter into certain transactions, including reverse repurchase agreements, dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent a Fund covers its commitment under such transactions (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund's portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Loan Transactions

     Loan transactions involve the lending of securities to a broker-dealer or institutional investor for use in connection with short sales, arbitrage, or other securities transactions. If made, loans of a Fund's portfolio securities will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified lending transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

     It is the view of the Staff of the SEC that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100% collateral in the form of cash, cash equivalents, e.g., U.S. Treasury bills or notes, or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

     While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Technology Sector

     The Funds may invest a significant portion of their assets in companies in the technology sector. The Funds consider technology to be a sector larger than any one industry. Accordingly, investments by any Fund in companies within the technology sector will not be considered a concentration of investments in an industry.

Exchange-Traded Funds

     CMG Mid Cap Value Fund and CMG Small Cap Value Fund may invest in exchange-traded funds ("ETFs") up to the maximum amount allowable under the 1940 Act. ETFs are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international.

     ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track. ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based.

     The Funds would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses), shareholders of the Fund may also indirectly bear similar expenses of an ETF.

Chart of Securities and Investment Practices

     Set forth below is a chart detailing the specific securities and investment practices for the Funds. Each of the practices engaged in by the Funds is discussed in detail in the sections of this Statement of Additional Information preceding this chart.

                       SECURITIES AND INVESTMENT PRACTICES

                                                       MID                      SMALL
                                     LARGE    LARGE    CAP      MID    SMALL/    CAP     SMALL
                              500     CAP      CAP    VALUE     CAP      MID    VALUE     CAP    INT'L
                             INDEX   VALUE   GROWTH    FUND   GROWTH     CAP     FUND   GROWTH   STOCK
                              FUND    FUND    FUND     (3)     FUND     FUND     (3)     FUND     FUND
                             -----   -----   ------   -----   ------   ------   -----   ------   -----
Domestic Equities               +       +        +       +        +        +       +        +       +
Investment Grade
Securities                      *       *        *       *        *        *       *        *       *
High Yield/Non-Investment
Grade Securities                O       X        X       O        X        X       X        X       X
U.S. Government Securities      *       *        *       *        *        *       *        *       *
Foreign Government
Securities                      X       X        X       X        X        X       X        X       *
Domestic Bank Obligations       *       *        *       *        *        *       *        *       *
Commercial Paper                *       *        *       *        *        *       *        *       *
Mortgage Backed Securities      O       X        X       X        X        X       X        X       X
CMOs                            X       X        X       X        X        X       X        X       X
Asset Backed Securities         O       X        X       X        X        X       X        X       X
Floating or Variable Rate       O       X        X       X        X        X       X        X       X
Loan Transactions               O       O        O       O        O        O       O        O       O
Options & Financial
Futures & Swaps &
Swaptions                       O       O        O       O        O        O       O        O       O
ADRs, GDRs and
NASDAQ-listed foreign
securities(1)                   O       +        +       +        +        +       +        +       +
Foreign Equities(1)
   Developed Markets(2)        10%+    15%      15%     20%      15%      15%     20%      15%      +
   Emerging Markets            NA       O        O       O        O        O       O        O       +
Foreign Fixed Income
Securities                      O       X        X       X        X        X       X        X       X
Currency Contracts
   Hedging                     NA       O        O       O        O        O       O        O       +
   Speculation                  X       X        X       X        X        X       X        X       X
   Spot Basis                  NA       O        O       O        O        O       O        O       +
Repurchase Agreements           O       O        O       O        O        O       O        O       O
Restricted/ Illiquid
(excluding 144A from
definition of illiquid)        10%     10%      10%     10%      10%      10%     10%      10%     10%
Convertible Securities          O       +        +       +        +        +       +        +       +
Small Companies                 O       O        O       +        +        +       +        +       O
Dollar Roll Transactions        O       O        O       O        O        O       O        O       O

                       SECURITIES AND INVESTMENT PRACTICES

                                                       MID                      SMALL
                                     LARGE    LARGE    CAP      MID    SMALL/    CAP     SMALL
                              500     CAP      CAP    VALUE     CAP      MID    VALUE     CAP    INT'L
                             INDEX   VALUE   GROWTH    FUND   GROWTH     CAP     FUND   GROWTH   STOCK
                              FUND    FUND    FUND     (3)     FUND     FUND     (3)     FUND     FUND
                             -----   -----   ------   -----   ------   ------   -----   ------   -----
REITs                           O       O        O       +        O        O       +        O       O
When-Issued Securities          O       O        O       O        O        O       O        O       O
Zero Coupon/Pay in Kind         X       X        X       X        X        X       X        X       X
Municipal Bonds                 X       X        X       X        X        X       X        X       X
Borrowing                    33.3%   33.3%    33.3%   33.3%    33.3%    33.3%   33.3%    33.3%   33.3%

+    Permitted - Part of principal investment strategy

X    Not currently permitted

O    Permitted - Not a principal investment strategy

*    Temporary Investment or cash management purposes

% Percentage of net assets (unless total assets specified) that fund may invest

NA   Not applicable

(1) Any limitation on foreign investments includes investments in both foreign securities purchased in foreign markets and ADRs, GDRs and NASDAQ-listed foreign securities.

(2) ADRs, GDRs and NASDAQ-listed foreign securities are not subject to this limitation, even if the issuer is headquartered in, has its principal operations in, derives its revenues from, has its principal trading market located in or was legally organized in an emerging market country.

(3) The Funds may invest in ETFs; the Funds may invest up to 20% of assets in foreign securities, including American, European, Continental and Global Depositary Receipts as an investment strategy.

INVESTMENT RESTRICTIONS

     The following is a list of fundamental investment restrictions applicable to the Funds. The Trust may not change these restrictions without a majority vote of the outstanding securities of the applicable Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

Each Fund may not, as a matter of fundamental policy:

     1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the "1933 Act") except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

     2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

     3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

     4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

CMG ENHANCED S&P 500(R) INDEX FUND

     The following is a list of non-fundamental investment restrictions applicable to the CMG Enhanced S&P 500(R) Index Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

     1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

     2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

     3. Invest in companies for the purpose of exercising control or management.

CMG LARGE CAP VALUE FUND

     The following is a list of non-fundamental investment restrictions applicable to the CMG Large Cap Value Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

     1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

     2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

     3. Invest in companies for the purpose of exercising control or management.

CMG LARGE CAP GROWTH FUND

     The following is a list of non-fundamental investment restrictions applicable to the CMG Large Cap Growth Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

     1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

     2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

     3. Invest in companies for the purpose of exercising control or management.

CMG MID CAP VALUE FUND

     The following is a list of non-fundamental investment restrictions applicable to the CMG Mid Cap Value Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

     1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

     2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

     3. Invest in companies for the purpose of exercising control or management.

CMG MID CAP GROWTH FUND

     The following is a list of non-fundamental investment restrictions applicable to the CMG Mid Cap Growth Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

     1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

     2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

     3. Invest in companies for the purpose of exercising control or management.

CMG SMALL/MID CAP FUND

     The following is a list of non-fundamental investment restrictions applicable to the CMG Small/Mid Cap Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

     1. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS" for a complete discussion of illiquid securities.

CMG SMALL CAP VALUE FUND

     The following is a list of non-fundamental investment restrictions applicable to the CMG Small Cap Value Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

     1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

     2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 10% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

     3. Invest in companies for the purpose of exercising control or management.

CMG SMALL CAP GROWTH FUND

     The following is a list of non-fundamental investment restrictions applicable to the CMG Small Cap Growth Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

     1. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

     2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 10% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

     3. Invest in companies for the purpose of exercising control or management.

CMG INTERNATIONAL STOCK FUND

     The following is a list of non-fundamental investment restrictions applicable to the CMG International Stock Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

The Fund may not:

     1. Purchase illiquid securities, if upon the purchase more than 10% of the value of the Fund's assets (taken at current value) would consist of these securities. See "DESCRIPTION OF THE FUNDS, INVESTMENT OBJECTIVES, POLICIES AND RISKS" for a complete discussion of illiquid securities.

                                   MANAGEMENT

     The Trust is managed under the general supervision of the Trustees of the Trust, who have responsibility for overseeing decisions relating to the investment policies and goals of the Funds. The names, addresses and ages of the Trustees and officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each Trustee serves for an indefinite term until the date the Trustee resigns, retires or is removed in accordance with the bylaws of the Trust. There is no family relationship between any of the Trustees.

     Columbia Management Advisors, LLC (the "Advisor"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Funds' investment advisor. Prior to the Fund Reorganization Date, the Advisor served as an investment advisor to the Predecessor Funds. The Advisor is responsible for the Funds' management, subject to oversight by the Funds' Board of Trustees. The Advisor is a direct wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which is an indirect wholly owned subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. The Advisor, a registered investment advisor, has been an investment advisor since 1995. On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into the Advisor (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, the Advisor is now the investment advisor to the Fund.

     The "Fund Complex" consists of the following funds:

     The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Liberty Variable Investment Trust and 7 closed-end management investment company portfolios (the "Liberty Funds").

     The series of Columbia Funds Trust VIII, the series of Columbia Funds Series Trust I (formerly named Columbia Funds Trust IX), the series of Columbia Funds Trust XI, the series of SteinRoe Variable Investment Trust (the "Stein Roe Funds").

     Three closed-end management investment company portfolios named Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc. and Liberty All-Star Mid-Cap Fund (the "All-Star Funds").

     Columbia Management Multi-Strategy Hedge Fund, LLC.

     Columbia Balanced Fund, Inc., Columbia Conservative High Yield Fund, Inc., Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Inc., Columbia Small Cap Growth Fund I, Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of CMG Fund Trust (the "Columbia Funds").

     The series of Columbia Acorn Trust and the series of Wanger Advisors Trust (the "Acorn Funds" and "WAT Funds," respectively).

Trustees and Officers

DISINTERESTED TRUSTEES:

                                                                                             NUMBER OF
                                         TERM OF                                             PORTFOLIOS
                                       OFFICE AND                                             IN FUND        OTHER
                          POSITION(S)   LENGTH OF                 PRINCIPAL                   COMPLEX    DIRECTORSHIPS
      NAME, ADDRESS        HELD WITH      TIME                  OCCUPATION(S)               OVERSEEN BY     HELD BY
         AND AGE             FUNDS     SERVED (1)            DURING PAST 5 YEARS             TRUSTEE(1)     TRUSTEE
      -------------       -----------  ----------  ---------------------------------------  -----------  -------------
Douglas A. Hacker         Trustee      Since 1996  Executive Vice President - Strategy of      83        Nash Finch
(Age 50)                                           United Airlines (airline) since                       Company (food
P.O. Box 66100                                     December, 2002 (formerly President of                 distributor)
Chicago, IL 60666                                  UAL Loyalty Services (airline) from
                                                   September, 2001 to December, 2002;
                                                   Executive Vice President and Chief
                                                   Financial Officer of United Airlines
                                                   from March, 1999 to September, 2001;
                                                   Senior Vice President-Finance from
                                                   March, 1993 to July, 1999).

Janet Langford Kelly      Trustee      Since 1996  Partner, Zelle, Hoffman, Voelbel, Mason     83        None
(Age 48)                                           & Gette LLP (law firm) since March,
9534 W. Gull Lake Drive                            2005; Adjunct Professor of Law,
Richland, MI 49083-8530                            Northwestern University since
                                                   September, 2004 (formerly Chief
                                                   Administrative Officer and Senior Vice
                                                   President, Kmart Holding Corporation
                                                   (consumer goods), from September, 2003
                                                   to March, 2004; Executive Vice
                                                   President-Corporate Development and
                                                   Administration, General Counsel and
                                                   Secretary, Kellogg Company (food
                                                   manufacturer), from September, 1999 to
                                                   August, 2003; Senior Vice President,
                                                   Secretary and General Counsel, Sara Lee
                                                   Corporation (branded, packaged,
                                                   consumer-products manufacturer) from
                                                   January, 1995 to September, 1999).

                                                                                             NUMBER OF
                                         TERM OF                                             PORTFOLIOS
                                       OFFICE AND                                             IN FUND        OTHER
                          POSITION(S)   LENGTH OF                 PRINCIPAL                   COMPLEX    DIRECTORSHIPS
      NAME, ADDRESS        HELD WITH      TIME                  OCCUPATION(S)               OVERSEEN BY     HELD BY
         AND AGE             FUNDS     SERVED (1)            DURING PAST 5 YEARS             TRUSTEE(1)     TRUSTEE
      -------------       -----------  ----------  ---------------------------------------  -----------  -------------
Richard W. Lowry          Trustee      Since 1995  Private Investor since August, 1987         86(3)     None
(Age 69)                                           (formerly Chairman and Chief Executive
10701 Charleston Drive                             Officer, U.S. Plywood Corporation
Vero Beach, FL 32963                               (building products manufacturer))

Charles R. Nelson         Trustee      Since 1981  Professor of Economics, University of       83        None
(Age 62)                                           Washington, since January, 1976; Ford
Department of Economics                            and Louisa Van Voorhis Professor of
University of Washington                           Political Economy, University of
Seattle, WA 98195                                  Washington, since September, 1993
                                                   (formerly Director, Institute for
                                                   Economic Research, University of
                                                   Washington from September, 2001 to
                                                   June, 2003); Adjunct Professor of
                                                   Statistics, University of Washington,
                                                   since September, 1980; Associate
                                                   Editor, Journal of Money Credit and
                                                   Banking, since September, 1993;
                                                   consultant on econometric and
                                                   statistical matters.

John J. Neuhauser         Trustee      Since 1985  Academic Vice President and Dean of         86(3)     Saucony, Inc.
(Age 63)                                           Faculties since August, 1999, Boston                  (athletic
84 College Road                                    College (formerly Dean, Boston College                footwear)
Chestnut Hill, MA                                  School of Management from September,
02467-3838                                         1977 to August, 1999).

Patrick J. Simpson        Trustee      Since 2000  Partner, Perkins Coie LLP. (law firm).      83        None
(Age 61)
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128

                                                                                             NUMBER OF
                                           TERM OF                                          PORTFOLIOS
                                         OFFICE AND                                           IN FUND               OTHER
                            POSITION(S)   LENGTH OF                PRINCIPAL                  COMPLEX           DIRECTORSHIPS
       NAME, ADDRESS         HELD WITH      TIME                 OCCUPATION(S)              OVERSEEN BY            HELD BY
          AND AGE              FUNDS     SERVED (1)           DURING PAST 5 YEARS            TRUSTEE(1)            TRUSTEE
       -------------        -----------  ----------           -------------------           -----------         -------------
Thomas E. Stitzel           Trustee      Since 1998  Business Consultant since 1999            83        None
(Age 69)                                             (formerly Professor of Finance from
2208 Tawny Woods Place                               1975 to 1999, College of Business,
Boise, ID 83706                                      Boise State University); Chartered
                                                     Financial Analyst.

Thomas C. Theobald          Trustee and  Since 1996  Partner and Senior Advisor, Chicago       83        Anixter International
(Age 68) (4)                Chairman of              Growth Partners (private equity                     (network support equipment
8 Sound Shore Drive,        the Board                investing) since September, 2004                    distributor); Ventas, Inc.
Suite 203                                            (formerly Managing Director, William                (real estate investment
Greenwich, CT 06830                                  Blair Capital Partners (private                     trust); Jones Lang LaSalle
                                                     equity investing) from September,                   (real estate management
                                                     1994 to September, 2004).                           services) and Ambac
                                                                                                         Financial Group (financial
                                                                                                         insurance underwriter)

Anne-Lee Verville           Trustee      Since 1998  Retired since 1997 (formerly General      83        Chairman of the Board of
(Age 60)                                             Manager, Global Education Industry,                 Directors, Enesco Group,
359 Stickney Hill Road                               IBM Corporation (computer and                       importer and distributor of
Hopkinton, NH 03229                                  technology) from 1994 to Inc. 1997).                giftware and collectibles)
                                                     (designer,

Richard L. Woolworth        Trustee      Since 1991  Retired since December, 2003              83        Northwest Natural Gas Co.
(Age 64)                                             (formerly Chairman and Chief                        (natural gas service
100 S.W. Market Street                               Executive Officer, The Regence Group                provider)
# 1500                                               (regional health insurer); Chairman
Portland, OR 97207                                   and Chief Executive Officer,
                                                     BlueCross BlueShield of Oregon;
                                                     Certified Public Accountant, Arthur
                                                     Young & Company)

INTERESTED TRUSTEES:

                                                                                             NUMBER OF
                                           TERM OF                                          PORTFOLIOS
                                         OFFICE AND                                           IN FUND               OTHER
                            POSITION(S)   LENGTH OF                PRINCIPAL                  COMPLEX           DIRECTORSHIPS
       NAME, ADDRESS         HELD WITH      TIME                 OCCUPATION(S)              OVERSEEN BY            HELD BY
          AND AGE              FUNDS     SERVED (1)           DURING PAST 5 YEARS            TRUSTEE(1)            TRUSTEE
       -------------        -----------  ----------           -------------------           -----------         -------------
William E. Mayer(2)         Trustee      Since 1994  Partner, Park Avenue Equity Partners      86(3)     Lee Enterprises (print
(Age 65)                                             (private equity) since February, 1999               media), WR Hambrecht + Co.
399 Park Avenue                                      (formerly Partner, Development                      (financial service
Suite 3204                                           Capital LLC from November, 1996 to                  provider); First Health
New York, NY 10022                                   February, 1999).                                    (healthcare); Reader's
                                                                                                         Digest (publishing);
                                                                                                         OPENFIELD Solutions (retail
                                                                                                         industry technology
                                                                                                         provider)

(1) As of December 31, 2004, the Columbia Complex consisted of 127 open-end and 11 closed end management investment company portfolios. In October 2003, the trustees of the Liberty Funds and Stein Roe Funds were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds.

(4) Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

PRINCIPAL OFFICERS:

                                              TERM OF
                              POSITION(S)    OFFICE AND               PRINCIPAL
       NAME, ADDRESS           HELD WITH     LENGTH OF              OCCUPATION(S)
          AND AGE                FUNDS      TIME SERVED          DURING PAST 5 YEARS
       -------------          -----------   -----------          -------------------
Christopher L. Wilson          President     Since 2004   Head of Mutual Funds since
(Age 48)                                                  August, 2004 and Managing
One Financial Center                                      Director of the Advisor since
Boston, MA 02111                                          September, 2005; President of
                                                          the Columbia Funds, Liberty
                                                          Funds and Stein Roe Funds since
                                                          October, 2004; President and
                                                          Chief Executive Officer of the
                                                          Nations Funds since January,
                                                          2005; President of the Galaxy
                                                          Funds since April, 2005;
                                                          Director of Bank of America
                                                          Liquidity Funds, plc since May,
                                                          2005; Director of bank of
                                                          America Capital Management
                                                          (Ireland), Limited since May,
                                                          2005; Director of FIM Funding,
                                                          Inc. since January, 2005; Senior
                                                          Vice President of Columbia
                                                          Management Distributors, Inc.
                                                          since January, 2005; Director of
                                                          Columbia Management Services,
                                                          Inc. since January, 2005
                                                          (formerly Senior Vice President
                                                          of Columbia Management from
                                                          January, 2005 to August, 2005;
                                                          Senior Vice President of BACAP
                                                          Distributors LLC from January,
                                                          2005 to July, 2005; President
                                                          and Chief Executive Officer, CDC
                                                          IXIS Asset Management Services,
                                                          Inc. from September, 1998 to
                                                          August, 2004).

J. Kevin Connaughton           Treasurer     Since 2000   Treasurer of the Columbia Funds
(Age 41)                                                  since October, 2003 and of the
One Financial Center                                      Liberty Funds, Stein Roe Funds
Boston, MA 02111                                          and All-Star Funds since
                                                          December, 2000; Managing
                                                          Director of the Advisor since
                                                          September, 2005 (formerly Vice
                                                          President of Columbia Management
                                                          from April, 2003 to August,
                                                          2005; President of the Columbia
                                                          Funds, Liberty Funds and Stein
                                                          Roe Funds from February, 2004 to
                                                          October, 2004; Chief Accounting
                                                          Officer and Controller of the
                                                          Liberty Funds and of the
                                                          All-Star Funds from February,
                                                          1998 to October, 2000);
                                                          Treasurer of the Galaxy Funds
                                                          since September, 2002; (formerly
                                                          Treasurer from December, 2002,
                                                          to December, 2004 and President
                                                          from February, 2004 to December,
                                                          2004 of the Columbia Management
                                                          Multi-Strategy Hedge Fund, LLC
                                                          Vice President of Colonial
                                                          Management Associates, Inc. from
                                                          February, 1998 to October,
                                                          2000).

                                              TERM OF
                              POSITION(S)    OFFICE AND               PRINCIPAL
       NAME, ADDRESS           HELD WITH     LENGTH OF              OCCUPATION(S)
          AND AGE                FUNDS      TIME SERVED          DURING PAST 5 YEARS
       -------------          -----------   -----------          -------------------
Mary Joan Hoene               Senior Vice    Since 2004   Senior Vice President and Chief
(Age 56)                       President                  Compliance Officer of the
100 Federal Street             and Chief                  Columbia Funds, Liberty Funds,
Boston, MA 02110               Compliance                 Stein Roe Funds and All-Star
                                Officer                   Funds since August, 2004; Chief
                                                          Compliance Officer of the
                                                          Columbia Management
                                                          Multi-Strategy Hedge Fund, LLC
                                                          since August, 2004; Chief
                                                          Compliance Officer of the BACAP
                                                          Alternative Multi-Strategy Hedge
                                                          Fund LLC since October, 2004
                                                          (formerly Partner, Carter,
                                                          Ledyard & Milburn LLP from
                                                          January, 2001 to August, 2004;
                                                          Counsel, Carter, Ledyard &
                                                          Milburn LLP from November, 1999
                                                          to December, 2000; Vice
                                                          President and Counsel, Equitable
                                                          Life Assurance Society of the
                                                          United States from April, 1998
                                                          to November, 1999).

Michael G. Clarke                Chief       Since 2004   Chief Accounting Officer of the
(Age 36)                       Accounting                 Columbia Funds, Liberty Funds,
One Financial Center            Officer                   Stein Roe Funds and All-Star
Boston, MA 02111                                          Funds since October, 2004;
                                                          Managing Director of the Advisor
                                                          since September, 2005 (formerly
                                                          Controller of the Columbia
                                                          Funds, Liberty Funds, Stein Roe
                                                          Funds and All-Star Funds from
                                                          May, 2004 to October, 2004;
                                                          Assistant Treasurer from June,
                                                          2002 to May, 2004; Vice
                                                          President, Product Strategy &
                                                          Development of the Liberty Funds
                                                          and Stein Roe Funds from
                                                          February, 2001 to June, 2002;
                                                          Assistant Treasurer of the
                                                          Liberty Funds, Stein Roe Funds
                                                          and the All-Star Funds from
                                                          August, 1999 to February, 2001;
                                                          Audit Manager, Deloitte & Toche
                                                          LLP from May, 1997 to August,
                                                          1999).

Jeffrey R. Coleman             Controller    Since 2004   Controller of the Columbia
(Age 36)                                                  Funds, Liberty Funds, Stein Roe
One Financial Center                                      Funds and All-Star Funds since
Boston, MA 02111                                          October, 2004 (formerly Vice
                                                          President of CDC IXIS Asset
                                                          Management Services, Inc. and
                                                          Deputy Treasurer of the CDC
                                                          Nvest Funds and Loomis Sayles
                                                          Funds from February, 2003 to
                                                          September, 2004; Assistant Vice
                                                          President of CDC IXIS Asset
                                                          Management Services, Inc. and
                                                          Assistant Treasurer of the CDC
                                                          Nvest Funds from August, 2000 to
                                                          February, 2003; Tax Manager of
                                                          PFPC, Inc. from November, 1996
                                                          to August, 2000).

R. Scott Henderson (Age 46)    Secretary     Since 2004   Secretary of the Columbia Funds,
One Financial Center                                      Liberty Funds and Stein Roe
Boston, MA 02111                                          Funds since December, 2004
                                                          (formerly Of Counsel, Bingham
                                                          McCutcheon from April, 2001 to
                                                          September, 2004; Executive
                                                          Director and General Counsel,
                                                          Massachusetts Pension Reserves
                                                          Investment Management Board from
                                                          September, 1997 to March, 2001.)

ROLE OF THE BOARD OF TRUSTEES

     The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities review contractual arrangements with service providers for the Funds and review the Funds' performance. The Trustees have created several committees to perform specific functions for the Funds.

AUDIT COMMITTEE

     Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Funds. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Funds and certain service providers. For the fiscal year ended July 31, 2005, the Audit Committee convened nine times.

GOVERNANCE COMMITTEE

     Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Funds. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustee positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisor. The Governance Committee will consider candidates for Trustees recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Funds. For the fiscal year ended July 31, 2005, the Governance Committee convened six times.

ADVISORY FEES & EXPENSES COMMITTEE

     Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Funds. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended July 31, 2005, the Advisory Fees & Expenses Committee convened nine times.

COMPLIANCE COMMITTEE

     Ms. Kelly and Verville and Messrs. Nelson, Simpson and Stitzel are members of the Compliance Committee of the Board of Trustees of the Funds. Mr. Stitzel became a member of the Compliance Committee on May 8, 2005. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment advisor, principal underwriter and transfer agent. For the fiscal year ended July 31, 2005, the Compliance Committee convened three times.

INVESTMENT OVERSIGHT COMMITTEES

     Each Trustee of the Funds also serves on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Fund Complex and gives particular consideration to such matters as the Funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the Funds attend IOC meetings from time to time to assist each IOC in its review of the Funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds which they review:

     IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and Municipal.

     IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector, Fixed Income - Core, and Young Investor.

     IOC #3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

     IOC #4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the following asset categories: Large/MultiCap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

     The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2004 of (i) the Funds and (ii) all of the funds in the Fund Complex.

DISINTERESTED TRUSTEES:

                                                                JANET LANGFORD
               NAME OF FUND                 DOUGLAS A. HACKER        KELLY       RICHARD W. LOWRY
-----------------------------------------   -----------------   --------------   ----------------
CMG Small/Mid Cap Fund                            $[___]            $[___]            $[___]
CMG International Stock Fund                      $[___]            $[___]            $[___]
CMG Enhanced S&P 500 Fund                         $[___]            $[___]            $[___]
CMG Small Cap Value Fund                          $[___]            $[___]            $[___]
CMG Small Cap Growth Fund                         $[___]            $[___]            $[___]
CMG Mid Cap Value Fund                            $[___]            $[___]            $[___]
CMG Mid Cap Growth Fund                           $[___]            $[___]            $[___]
CMG Large Cap Growth Fund                         $[___]            $[___]            $[___]
CMG Large Cap Value Fund                          $[___]            $[___]            $[___]
AGGREGATE DOLLAR RANGE OF EQUITY                  $[___]            $[___]            $[___]
   SECURITIES OWNED IN ALL FUNDS OVERSEEN
   BY TRUSTEE IN FUND COMPLEX:

                                              DR. CHARLES R.
               NAME OF FUND                       NELSON        JOHN J. NEUHAUSER
-----------------------------------------   -----------------   -----------------
CMG Small/Mid Cap Fund                            $[___]              $[___]
CMG International Stock Fund                      $[___]              $[___]
CMG Enhanced S&P 500 Fund                         $[___]              $[___]
CMG Small Cap Value Fund                          $[___]              $[___]
CMG Small Cap Growth Fund                         $[___]              $[___]
CMG Mid Cap Value Fund                            $[___]              $[___]
CMG Mid Cap Growth Fund                           $[___]              $[___]
CMG Large Cap Growth Fund                         $[___]              $[___]
CMG Large Cap Value Fund                          $[___]              $[___]
AGGREGATE DOLLAR RANGE OF EQUITY                  $[___]              $[___]
   SECURITIES OWNED IN ALL FUNDS OVERSEEN
   BY TRUSTEE IN FUND COMPLEX:

               NAME OF FUND                 PATRICK J. SIMPSON    THOMAS E. STITZEL
-----------------------------------------   ------------------   ------------------
CMG Small/Mid Cap Fund                            $[___]               $[___]
CMG International Stock Fund                      $[___]               $[___]
CMG Enhanced S&P 500 Fund                         $[___]               $[___]
CMG Small Cap Value Fund                          $[___]               $[___]
CMG Small Cap Growth Fund                         $[___]               $[___]
CMG Mid Cap Value Fund                            $[___]               $[___]
CMG Mid Cap Growth Fund                           $[___]               $[___]
CMG Large Cap Growth Fund                         $[___]               $[___]
CMG Large Cap Value Fund                          $[___]               $[___]
AGGREGATE DOLLAR RANGE OF EQUITY                  $[___]               $[___]
   SECURITIES OWNED IN ALL FUNDS OVERSEEN
   BY TRUSTEE IN FUND COMPLEX:

                                            THOMAS C.     ANNE-LEE    RICHARD W.
               NAME OF FUND                  THEOBALD   VERVILLE(1)    WOOLWORTH
-----------------------------------------   ---------   -----------   ----------
CMG Small/Mid Cap Fund                        $[___]       $[___]       $[___]
CMG International Stock Fund                  $[___]       $[___]       $[___]
CMG Enhanced S&P 500 Fund                     $[___]       $[___]       $[___]
CMG Small Cap Value Fund                      $[___]       $[___]       $[___]
CMG Small Cap Growth Fund                     $[___]       $[___]       $[___]
CMG Mid Cap Value Fund                        $[___]       $[___]       $[___]
CMG Mid Cap Growth Fund                       $[___]       $[___]       $[___]
CMG Large Cap Growth Fund                     $[___]       $[___]       $[___]
CMG Large Cap Value Fund                      $[___]       $[___]       $[___]
AGGREGATE DOLLAR RANGE OF EQUITY              $[___]       $[___]       $[___]
   SECURITIES OWNED IN ALL FUNDS OVERSEEN
   BY TRUSTEE IN FUND COMPLEX:

Interested Trustees:

               NAME OF FUND                 WILLIAM E. MAYER
-----------------------------------------   ----------------
CMG Small/Mid Cap Fund                           $[___]
CMG International Stock Fund                     $[___]
CMG Enhanced S&P 500 Fund                        $[___]
CMG Small Cap Value Fund                         $[___]
CMG Small Cap Growth Fund                        $[___]
CMG Mid Cap Value Fund                           $[___]
CMG Mid Cap Growth Fund                          $[___]
CMG Large Cap Growth Fund                        $[___]
CMG Large Cap Value Fund                         $[___]
AGGREGATE DOLLAR RANGE OF EQUITY                 $[___]
   SECURITIES OWNED IN ALL FUNDS OVERSEEN
   BY TRUSTEE IN FUND COMPLEX:

     As of December 31, 2005, [none] of the disinterested Trustees or members of their immediate families owned any securities of the Advisor or any other entity directly or indirectly controlling, controlled by, or under common control with the Advisor.

Approval of Investment Advisory Contract

     Each of the Funds has entered into an investment advisory contract with the Advisor. The existing contract for each Fund was considered and approved by the Board and the disinterested Trustees at in-person meetings held on October 12, 2005. The investment advisory contract is subject to annual approval of the Trustees, including a majority of disinterested Trustees. In determining the reasonableness of the advisory fees under each of the contracts, the Trustees considered several factors, including:

          - The nature and quality of services provided to the Funds' shareholders,

          -    The profitability of the advisory contract for the Advisor,

          - Fall-out benefits realized by the Advisor from services as advisor to the Funds,

          -    A comparison of fee structures with other mutual funds, and

          - The existence of economies of scale with respect to the provision of investment advice to the Funds.

     In reviewing the quality of services provided by the Adviser, the Board reviewed the performance and expense rankings of the Funds as compared to their peers, based upon information compiled by Lipper, Inc. The Board reviewed the following information: (1) total expense rankings within a Fund's expense group,
(2) actual management fee rankings of a Fund within its expense group, (3) contractual management fee rankings of a Fund within its expense group and (4) performance rankings within each Fund's peer universe for the one-, three-, five- and ten-year periods. In addition, the Board reviewed data for each Fund comparing various return rankings of the Fund versus the Fund's actual management or total expense ranking. From this information, an overall Fund assessment ranking is made for each Fund. All of the Funds received a satisfactory ranking by the Board.

     The Trustees also reviewed data related to the profitability of the Advisor with respect to its contract with each of the Funds. The Trustees considered the additional benefits to the Advisor as a result of its relationship with the Funds. The Trustees also considered the benefits to affiliates of the Advisor as the result of its management of the Funds.

     After considering these and other factors, and each Fund's specific circumstances, the Trustees concluded that each Fund's advisory contract with the Advisor was reasonable for the Fund and in the best interests of shareholders. During their deliberation, the Trustees requested from the Advisor all information reasonably necessary for the Trustees to evaluate the advisory contract for the Funds. The disinterested Trustees were also assisted by, and met separately with, their independent counsel.

     See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Advisor and each Fund's investment advisory contract.

Trustee Compensation

     The Trustees serve as Directors/Trustees of all open-end funds managed by the Advisor for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Beginning in December 2003, Mr. Theobald began serving as the Chairman of the Board. As the independent chairman of the board, Mr. Theobald receives a supplemental retainer at the annual rate of $100,000; the chair of the Audit Committee receives a supplemental retainer at the annual rate of $10,000; the chair of each other committee receives a supplemental retainer at the annual rate of $5,000. Members of each committee, except the Audit Committee, receive $1,500 for each committee meeting. Each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

     FEES PAID TO OFFICERS AND TRUSTEES. With the exception of one officer, all officers of the Funds are employees of Columbia or its affiliates and receive no compensation from the Funds. Effective August 23, 2004, the Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. Each Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer position. Each Fund's fee, which is included in the unified fee, will not exceed $15,000 per year.

     The following table sets forth compensation paid to the Funds' Trustees by the Funds for the fiscal year ended July 31, 2005 and by the Fund Complex as a whole for the calendar year ended December 31, 2005. The Funds do not currently provide pension or retirement plan benefits to the Trustees.

DISINTERESTED TRUSTEES:

                                                               JANET LANGFORD
    AGGREGATE COMPENSATION FROM FUND       DOUGLAS A. HACKER        KELLY       RICHARD W. LOWRY
----------------------------------------   -----------------   --------------   ----------------
CMG Small/Mid Cap Fund                           $ 486             $ 549             $ 452
CMG International Stock Fund                     $ 679             $ 766             $ 631
CMG Enhanced S&P 500 Fund                        $ 572             $ 645             $ 532
CMG Small Cap Value Fund                         $ 454             $ 512             $ 422
CMG Small Cap Growth Fund                        $ 446             $ 502             $ 414
CMG Mid Cap Value Fund                           $ 416             $ 469             $ 387
CMG Mid Cap Growth Fund                          $ 411             $ 463             $ 382
CMG Large Cap Growth Fund                        $ 572             $ 645             $ 532
CMG Large Cap Value Fund                         $ 466             $ 525             $ 433
TOTAL COMPENSATION FROM FUND COMPLEX(1):         $[___]            $[___]            $[___]

                                           DR. CHARLES R.
    AGGREGATE COMPENSATION FROM FUND           NELSON       JOHN J. NEUHAUSER
----------------------------------------   --------------   -----------------
CMG Small/Mid Cap Fund                         $ 507              $ 474
CMG International Stock Fund                   $ 706              $ 659
CMG Enhanced S&P 500 Fund                      $ 595              $ 556
CMG Small Cap Value Fund                       $ 472              $ 441
CMG Small Cap Growth Fund                      $ 463              $ 433
CMG Mid Cap Value Fund                         $ 433              $ 404
CMG Mid Cap Growth Fund                        $ 427              $ 399
CMG Large Cap Growth Fund                      $ 595              $ 556
CMG Large Cap Value Fund                       $ 484              $ 452
TOTAL COMPENSATION FROM FUND COMPLEX(1):       $[___]             $[___]

                                           PATRICK J.
    AGGREGATE COMPENSATION FROM FUND       SIMPSON(2)   THOMAS E. STITZEL
----------------------------------------   ----------   -----------------
CMG Small/Mid Cap Fund                       $ 471            $ 516
CMG International Stock Fund                 $ 657            $ 719
CMG Enhanced S&P 500 Fund                    $ 554            $ 606
CMG Small Cap Value Fund                     $ 439            $ 481
CMG Small Cap Growth Fund                    $ 431            $ 472
CMG Mid Cap Value Fund                       $ 403            $ 441
CMG Mid Cap Growth Fund                      $ 398            $ 435
CMG Large Cap Growth Fund                    $ 554            $ 606
CMG Large Cap Value Fund                     $ 451            $ 493
TOTAL COMPENSATION FROM FUND COMPLEX(1):     $[___]           $[___]

                                            THOMAS C.     ANNE-LEE     RICHARD W.
    AGGREGATE COMPENSATION FROM FUND       THEOBALD(3)   VERVILLE(4)    WOOLWORTH
----------------------------------------   -----------   -----------   ----------
CMG Small/Mid Cap Fund                       $  838         $ 536        $ 442
CMG International Stock Fund                 $1,189         $ 749        $ 621
CMG Enhanced S&P 500 Fund                    $1,004         $ 631        $ 523
CMG Small Cap Value Fund                     $  797         $ 501        $ 415
CMG Small Cap Growth Fund                    $  781         $ 492        $ 407
CMG Mid Cap Value Fund                       $  731         $ 459        $ 380
CMG Mid Cap Growth Fund                      $  721         $ 453        $ 375
CMG Large Cap Growth Fund                    $1,004         $ 631        $ 523
CMG Large Cap Value Fund                     $  815         $ 514        $ 425
TOTAL COMPENSATION FROM FUND COMPLEX(1):     $ [___]        $[___]       $[___]

INTERESTED TRUSTEES:

    AGGREGATE COMPENSATION FROM FUND       WILLIAM E. MAYER
----------------------------------------   ----------------
CMG Small/Mid Cap Fund                          $ 528
CMG International Stock Fund                    $ 735
CMG Enhanced S&P 500 Fund                       $ 620
CMG Small Cap Value Fund                        $ 492
CMG Small Cap Growth Fund                       $ 483
CMG Mid Cap Value Fund                          $ 451
CMG Mid Cap Growth Fund                         $ 445
CMG Large Cap Growth Fund                       $ 620
CMG Large Cap Value Fund                        $ 504
TOTAL COMPENSATION FROM FUND COMPLEX(1):        $[___]

----------
(1) As of December 31, 2005, the Fund Complex consisted of 127 open-end and 11 closed-end management investment company portfolios.

(2) During the fiscal year ended July 31, 2005, and the calendar year ended December 31, 2005, Mr. Simpson deferred $471, $657, $554, $439, $431, $403,
     $398, $554, and $451 of his compensation from the CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG Enhanced S&P 500 Fund, CMG Small Cap Value Fund, CMG Small Cap Growth Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Large Cap Growth Fund, and CMG Large Cap Value, respectively, and $[_____] of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Simpson's account under the plan was $[_____].

(3) During the fiscal year ended July 31, 2005, and the calendar year ended December 31, 2005, Mr. Theobald deferred $571, $822, $694, $551, $540,
     $505, $498, $694, and $563 of his compensation from the CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG Enhanced S&P 500 Fund, CMG Small Cap Value Fund, CMG Small Cap Growth Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Large Cap Growth Fund, and CMG Large Cap Value, respectively, and $[_____] of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Theobald's account under the plan was $[_____].

(4) During the fiscal year ended July 31, 2005, and the calendar year ended December 31, 2005, Ms. Verville deferred $59, $76, $64, $51, $50, $47, $47,
     $64, and $52 of her compensation from the CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG Enhanced S&P 500 Fund, CMG Small Cap Value Fund, CMG Small Cap Growth Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Large Cap Growth Fund, and CMG Large Cap Value, respectively, and $[_____] of her total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Ms. Verville's account under that plan was $[_____].

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

     The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Funds' portfolio managers managed as of the Funds' fiscal year end.

CMG ENHANCED S&P 500(R) INDEX FUND

                            OTHER SEC-REGISTERED
                          OPEN-END AND CLOSED-END    OTHER POOLED INVESTMENT
                                    FUNDS                    VEHICLES               OTHER ACCOUNTS
                         ------------------------   ------------------------   ------------------------
                         Number of                  Number of                  Number of
   PORTFOLIO MANAGER      accounts      Assets       accounts      Assets       accounts      Assets
   -----------------     ---------   ------------   ---------   ------------   ---------   ------------
Vikram J. Kuriyan, PhD      16       $9.6 billion       15      $2.8 billion     160(1)    $9.8 billion

(1) Includes two separately managed accounts totaling $33 million in assets having advisory fees based on performance.

CMG LARGE CAP VALUE FUND

                            OTHER SEC-REGISTERED
                          OPEN-END AND CLOSED-END    OTHER POOLED INVESTMENT
                                    FUNDS                    VEHICLES                OTHER ACCOUNTS
                         ------------------------   -------------------------   ------------------------
                         Number of                  Number of                   Number of
   PORTFOLIO MANAGER      accounts      Assets       accounts       Assets       accounts      Assets
   -----------------     ---------   ------------   ---------   -------------   ---------   ------------
Lori J. Ensinger             12      $6.5 billion       1       $87.8 million     2,919     $2.8 billion
David I. Hoffman             12      $6.5 billion       1       $87.8 million     2,924     $2.8 billion
Noah J. Petrucci             12      $6.5 billion       1       $87.8 million     2,910     $2.8 billion
Diane Sobin                  12      $6.5 billion       1       $87.8 million     2,914     $2.8 billion

CMG LARGE CAP GROWTH FUND

                            OTHER SEC-REGISTERED
                          OPEN-END AND CLOSED-END     OTHER POOLED INVESTMENT
                                    FUNDS                    VEHICLES                 OTHER ACCOUNTS
                         -------------------------   ------------------------   --------------------------
                         Number of                   Number of                  Number of
   PORTFOLIO MANAGER      accounts      Assets        accounts      Assets       accounts       Assets
   -----------------     ---------   -------------   ---------   ------------   ---------   --------------
Paul J. Berlinguet           7       $2.48 billion       1       $386 million       16      $257 million
Edward P. Hickey             5       $499 million        1       $386 million       33      $603.2 million
Roger R. Sullivan            5       $500 million        1       $400 million       21      $275 million
Mary-Ann Ward                7       $2.48 billion       0       $0                 64      $219.6 million
John T. Wilson               7       $2.5 billion        1       $390 million       30      $265 million

CMG MID CAP VALUE FUND

                       OTHER SEC-REGISTERED
                      OPEN-END AND CLOSED-END    OTHER POOLED INVESTMENT
                               FUNDS                     VEHICLES                OTHER ACCOUNTS
                     ------------------------   -------------------------   ------------------------
                     Number of                  Number of                   Number of
PORTFOLIO MANAGERS    accounts      Assets       accounts       Assets       accounts      Assets
------------------   ---------   ------------   ---------   -------------   ---------   ------------
Lori J. Ensinger         11      $6.5 billion       1       $87.8 million     2,919     $2.8 billion
David I. Hoffman         11      $6.5 billion       1       $87.8 million     2,924     $2.8 billion
Noah J. Petrucci         11      $6.5 billion       1       $87.8 million     2,910     $2.8 billion
Diane Sobin              11      $6.5 billion       1       $87.8 million     2,914     $2.8 billion

CMG MID CAP GROWTH FUND

                          OTHER SEC-REGISTERED
                         OPEN-END AND CLOSED-END   OTHER POOLED INVESTMENT
                                  FUNDS                    VEHICLES               OTHER ACCOUNTS
                        ------------------------   -----------------------   ------------------------
                        Number of                     Number of              Number of
PORTFOLIO MANAGER        accounts      Assets          accounts   Assets      accounts      Assets
-----------------       ---------   ------------      ---------   ------     ---------   ------------
Kenneth A. Korngiebel       7       $356 million          0         $0           47      $448 million

CMG SMALL/MID CAP FUND

                           OTHER SEC-REGISTERED
                         OPEN-END AND CLOSED-END    OTHER POOLED INVESTMENT
                                  FUNDS                     VEHICLES               OTHER ACCOUNTS
                        -------------------------   -----------------------   ------------------------
                        Number of                      Number of              Number of
PORTFOLIO MANAGER        accounts       Assets          accounts   Assets      accounts      Assets
-----------------       ---------   -------------      ---------   ------     ---------   ------------
Kenneth A. Korngiebel       7       $1.12 billion          0         $0           47      $448 million

CMG SMALL CAP VALUE FUND

                       OTHER SEC-REGISTERED
                      OPEN-END AND CLOSED-END    OTHER POOLED INVESTMENT
                               FUNDS                     VEHICLES                OTHER ACCOUNTS
                     ------------------------   ------------------------   ------------------------
                     Number of                  Number of                  Number of
PORTFOLIO MANAGERS    accounts      Assets       accounts       Assets      accounts      Assets
------------------   ---------   ------------   ---------   ------------   ---------   ------------
Stephen D. Barbaro       4       $1.1 billion       1        $22 million       12       $24 million
Jeremy Javidi            4       $1.1 billion       1        $22 million       10       $23 million

CMG SMALL CAP GROWTH FUND

                           OTHER SEC-REGISTERED
                         OPEN-END AND CLOSED-END    OTHER POOLED INVESTMENT
                                  FUNDS                     VEHICLES               OTHER ACCOUNTS
                        -------------------------   -----------------------   ------------------------
                        Number of                      Number of              Number of
PORTFOLIO MANAGER        accounts       Assets          accounts   Assets      accounts      Assets
-----------------       ---------   -------------      ---------   ------     ---------   ------------
Kenneth A. Korngiebel       7       $1.12 billion          0         $0           47      $448 million

CMG INTERNATIONAL STOCK FUND

                        OTHER SEC-REGISTERED
                       OPEN-END AND CLOSED-END    OTHER POOLED INVESTMENT
                                FUNDS                     VEHICLES                 OTHER ACCOUNTS
                      ------------------------   -------------------------   -------------------------
                      Number of                  Number of                   Number of
PORTFOLIO MANAGERS     accounts      Assets       accounts       Assets       accounts       Assets
------------------    ---------   ------------   ---------   -------------   ---------   -------------
Penelope L. Burgess      4(1)     $1.5 billion      2(2)      $475 million      10(3)    $380 million
Fred Copper(4)           4(1)     $1.5 billion      2(2)      $475 million        3      $100 thousand
Deborah F. Snee          4(1)     $1.5 billion      2(2)      $475 million      7(5)     $218 million

(1) All four SEC-registered open-end and closed-end funds totaling $1.5 billion in assets have advisory fees based on performance.

(2) Both pooled investment vehicles totaling $475 million in assets have advisory fees based on performance.

(3) Includes four accounts totaling $380 million in assets having advisory fees based on performance.

(4)  Mr. Copper began managing the Fund as of October, 2005.

(5) Includes three accounts totaling $200 million in assets having advisory fees based on performance.

     See "Other Considerations - Portfolio Transactions - Potential conflicts of interest in managing multiple accounts" for information on how the Advisor addresses potential conflicts of interest resulting from an individual's management of more than one account.

OWNERSHIP OF SECURITIES

     The table below shows the dollar ranges of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of each Fund's most recent fiscal year:

CMG ENHANCED S&P 500(R) INDEX FUND

                    DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
PORTFOLIO MANAGER                 BENEFICIALLY OWNED
-----------------   ---------------------------------------------
Vikram J. Kuriyan                        None

CMG LARGE CAP VALUE FUND

                     DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
PORTFOLIO MANAGERS                 BENEFICIALLY OWNED
------------------   ---------------------------------------------
Lori J. Ensinger                         None
David I. Hoffman                         None
Noah J. Petrucci                         None
Diane Sobin                              None

CMG LARGE CAP GROWTH FUND

                     DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
PORTFOLIO MANAGERS                 BENEFICIALLY OWNED
------------------   ---------------------------------------------
Paul J. Berlinguet                        None
Edward P. Hickey                    $50,001-$100,000
Roger R. Sullivan                         None
Mary-Ann Ward                             None
John T. Wilson                            None

CMG MID CAP VALUE FUND

                     DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
PORTFOLIO MANAGERS                 BENEFICIALLY OWNED
------------------   ---------------------------------------------
Lori J. Ensinger                          None
David I. Hoffman                          None
Noah J. Petrucci                          None
Diane Sobin                               None

CMG MID CAP GROWTH FUND

                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
PORTFOLIO MANAGER                     BENEFICIALLY OWNED
-----------------       ---------------------------------------------
Kenneth A. Korngiebel                        None

CMG SMALL/MID CAP FUND

                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
PORTFOLIO MANAGER                     BENEFICIALLY OWNED
-----------------       ---------------------------------------------
Kenneth A. Korngiebel                        None

CMG SMALL CAP VALUE FUND

                     DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
PORTFOLIO MANAGERS                 BENEFICIALLY OWNED
------------------   ---------------------------------------------
Stephen D. Barbaro                        None
Jeremy Javidi                             None

CMG SMALL CAP GROWTH FUND

                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
PORTFOLIO MANAGER                     BENEFICIALLY OWNED
-----------------       ---------------------------------------------
Kenneth A. Korngiebel                        None

CMG INTERNATIONAL STOCK FUND

                      DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
PORTFOLIO MANAGERS                  BENEFICIALLY OWNED
------------------    ---------------------------------------------
Penelope L. Burgess                  $10,001-$50,000
Fred Copper                                None
Deborah F. Snee                            None

COMPENSATION

     As of the Funds' most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing each manager's three- and five-year performance. The Advisor may also consider a portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

CMG ENHANCED S&P 500(R) INDEX FUND

 PORTFOLIO MANAGER    PERFORMANCE BENCHMARK               PEER GROUP
 -----------------    ---------------------               ----------
Vikram J. Kuriyan        S&P 500 Index        Morningstar Large Blend Category

CMG LARGE CAP VALUE FUND

PORTFOLIO MANAGERS    PERFORMANCE BENCHMARK               PEER GROUP
------------------    ---------------------               ----------
Lori J. Ensinger     Russell 1000 Value TR    Morningstar Large Value Category
David I. Hoffman     Russell 1000 Value TR    Morningstar Large Value Category
Noah J. Petrucci     Russell 1000 Value TR    Morningstar Large Value Category
Diane Sobin          Russell 1000 Value TR    Morningstar Large Value Category

CMG LARGE CAP GROWTH FUND

PORTFOLIO MANAGERS    PERFORMANCE BENCHMARK               PEER GROUP
------------------    ---------------------               ----------
Paul J. Berlinguet   Russell 1000 Growth TR   Morningstar Large Growth Category
Edward P. Hickey     Russell 1000 Growth TR   Morningstar Large Growth Category
Roger R. Sullivan    Russell 1000 Growth TR   Morningstar Large Growth Category
Mary-Ann Ward        Russell 1000 Growth TR   Morningstar Large Growth Category
John T. Wilson       Russell 1000 Growth TR   Morningstar Large Growth Category

CMG MID CAP VALUE FUND

PORTFOLIO MANAGERS         PERFORMANCE BENCHMARK                   PEER GROUP
------------------         ---------------------                   ----------
Lori J. Ensinger     Russell Midcap Value Total Return   Morningstar Mid Value Category
David I. Hoffman     Russell Midcap Value Total Return   Morningstar Mid Value Category
Noah J. Petrucci     Russell Midcap Value Total Return   Morningstar Mid Value Category
Diane Sobin          Russell Midcap Value Total Return   Morningstar Mid Value Category

CMG MID CAP GROWTH FUND

  PORTFOLIO MANAGER       PERFORMANCE BENCHMARK               PEER GROUP
  -----------------       ---------------------               ----------
Kenneth A. Korngiebel   Russell Midcap Growth TR   Morningstar Mid Growth Category

CMG SMALL/MID CAP FUND

  PORTFOLIO MANAGER        PERFORMANCE BENCHMARK                 PEER GROUP
  -----------------        ---------------------                 ----------
Kenneth A. Korngiebel   S&P MidCap 400 Total Return   Morningstar Mid Growth Category

CMG SMALL CAP VALUE FUND

PORTFOLIO MANAGERS   PERFORMANCE BENCHMARK              PEER GROUP
------------------   ---------------------              ----------
Stephen D. Barbaro   Russell 2000 Value TR   Morningstar Small Value Category
Jeremy Javidi        Russell 2000 Value TR   Morningstar Small Value Category

CMG SMALL CAP GROWTH FUND

  PORTFOLIO MANAGER      PERFORMANCE BENCHMARK               PEER GROUP
  -----------------      ---------------------               ----------
Kenneth A. Korngiebel   Russell 2000 Growth TR   Morningstar Small Growth Category

CMG INTERNATIONAL STOCK FUND

 PORTFOLIO MANAGERS   PERFORMANCE BENCHMARK               PEER GROUP
 ------------------   ---------------------               ----------
Penelope L. Burgess    MSCI EAFE Net (USD)    Morningstar Foreign Stock Category
Fred Copper            MSCI EAFE Net (USD)    Morningstar Foreign Stock Category
Deborah F. Snee        MSCI EAFE Net (USD)    Morningstar Foreign Stock Category

     The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.

POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS

     Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Directors of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

     The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

     - The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

     - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

     - The trading of other accounts could be used to benefit higher-fee accounts (front-running).

     - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

     Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

     A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

     "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds' Directors have adopted compliance procedures that provide that any transactions between a Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

     Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

     A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

     A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and each Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund.

Share Ownership

     As of record on October 31, 2005, the officers and Trustees of the Funds as a group beneficially owned less than 1% of the then outstanding shares of each of those Funds.

     As of record on October 31, 2005, to the knowledge of the Trust, the following shareholders of record owned 5% or more of the then outstanding shares of the Funds:

                                    Percentage of Shares Owned at
Name and Address                           October 31, 2005
----------------                    -----------------------------
CMG ENHANCED S & P 500 INDEX FUND

Bank of America NA                            100.00%(*)
411 N. Akard Street
Dallas, TX 75201-3307

CMG LARGE CAP VALUE FUND

Bank of America NA                            100.00%(*)
411 N. Akard Street
Dallas, TX 75201-3307

CMG LARGE CAP GROWTH FUND

Bank of America NA                            100.00%(*)
411 N. Akard Street
Dallas, TX 75201-3307

CMG MID CAP VALUE FUND

Bank of America NA                            100.00%(*)
411 N. Akard Street
Dallas, TX 75201-3307

CMG MID CAP GROWTH FUND

Bank of America NA                            100.00%(*)
411 N. Akard Street
Dallas, TX 75201-3307

                                    Percentage of Shares Owned at
Name and Address                           October 31, 2005
----------------                    -----------------------------
CMG SMALL/MID CAP FUND

Mac & Co.                                      20.73%
-P.O. Box 3198
Pittsburgh, PA 15230-3198

Union Bank TR Nominee                           9.55%(*)
P.O. Box 85484
San Diego, Ca 92186-5484

Union Bank TR Nominee                          10.75%(*)
P.O. Box 85484
San Diego, Ca 92186-5484

Union Bank TR Nominee                          13.75%(*)
P.O. Box 85484
San Diego, Ca 92186-5484

Wells Fargo Bank MN NA                         10.37%
733 Marquette Avenue
Minneapolis, MN 55479-0001

Union Bank TR Nominee                           9.33%(*)
P.O. Box 85484
San Diego, Ca 92186-5484

US Trust Company NA                             6.42%
4380 SW Macadam Ste. 450
Portland, OR 97239-6407

Bank of New York                                8.39%
2 Hanson Place, Floor 7
Brooklyn NY 11217-1431

CMG SMALL CAP VALUE FUND

Bank of America NA                             97.26%(*)
411 N. Akard Street
Dallas, TX 75201-3307

CMG SMALL CAP GROWTH FUND

Bank of America NA                             97.50%(*)
411 N. Akard Street
Dallas, TX 75201-3307

                                    Percentage of Shares Owned at
Name and Address                           October 31, 2005
----------------                    -----------------------------
CMG INTERNATIONAL STOCK FUND

Bank of America NA                             89.69%(*)
411 N. Akard Street
Dallas, TX 75201-3307

Union Bank TR Nominee                           6.52%
P.O. Box 85484
San Diego, Ca 92186-5484

(*) As of record on October 31, 2005, this shareholder owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.

PROXY VOTING POLICY AND PROCEDURES

     The Funds have delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by each Fund.

     The Advisor's policy is to vote all proxies for each client's securities in a manner considered by the Advisor to be in the best interest of its clients, including the Funds and its shareholders, without regard to any benefit to the Advisor or its affiliates. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the Funds. The Advisor determines the best interest of the Funds in light of the potential economic return on the Funds' investment.

     The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Funds, without consideration of any benefit to the Advisor, its affiliates, or its other clients or certain other persons. A member of the Proxy Committee is prohibited from voting on any proposal with respect to which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

     The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is proposals requiring special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

     The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO should not be held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnification (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

     The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

     The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than election of directors, selection of accountants), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights, and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

     In addition, if a portfolio manager or other party involved with an Advisor client or a Fund account concludes that the interest of the client or the Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders or any other matter known to the person that would create a potential conflict of interest.

     The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to affect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

     The Advisor's Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of equity investments, equity research, compliance and legal. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, the Proxy Committee's functions include annual review of the Advisor's Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and to develop and modify voting guidelines and procedures as it deems appropriate or necessary.

     The Advisor uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

     The actual voting records of the Funds relating to their portfolio securities during the 12-month period ended June 30, 2005 are available without charge, upon request, by calling 1-800-547-1037, or by accessing the SEC's website at http://www.sec.gov. The Advisor's proxy voting guidelines and procedures are included in this Statement of Additional Information as Appendix I.

                       DISCLOSURE OF PORTFOLIO INFORMATION

     The Trustees of the Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, the Advisor, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com,
(2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Funds' policies are described below. The Trustees shall be updated as needed regarding the Funds' compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of the Advisor and its affiliates. The Funds' policies prohibit the Advisor and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Funds' shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

Public Disclosures

     The Funds' portfolio holdings are currently disclosed to the public through required filings with the SEC the Funds' website at www.columbiamanagement.com. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Funds' fiscal year). Shareholders may obtain the Funds' Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Funds' Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

     The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiamanagement.com, as disclosed in the following table:

                                               FREQUENCY OF
   TYPE OF FUND        INFORMATION PROVIDED     DISCLOSURE      DATE OF WEB POSTING
   ------------        --------------------    ------------     -------------------
Equity Funds         Full portfolio holdings      Monthly     30 calendar days after
                     information.                             month-end.
Fixed Income Funds   Full portfolio holdings     Quarterly    60 calendar days after
                     information.                             quarter-end

     The scope of the information provided relating to the Funds' portfolio that is made available on the website may change from time to time without prior notice.

     For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business day after month-end. Shareholders may request such information by writing or calling the Fund's distributor, Columbia Management Distributors, Inc.

     A Fund, the Advisor or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

Other Disclosures

     The Funds' policies provide that non-public disclosures of the Funds' portfolio holdings may be made if (1) a Fund has a legitimate business purpose for making such disclosure, (2) a Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

     The Funds periodically disclose its portfolio information on a confidential basis to various service providers that require such information in order to assist the Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include the Funds' custodian and sub-custodians, the Funds' independent registered public accounting firm, legal counsel, financial printers (R.R. Donnelly & Sons and Bowne & Co., Inc.), the Fund's proxy voting service provider (Alamo Direct Mail Services, Inc.), the Funds' proxy solicitor (Georgeson Shareholder Communications Inc.), rating agencies that maintain ratings on certain Columbia Funds (Fitch, Inc.) and service providers that support the Advisor's trading systems (InvestorTool, Inc. and Thomson Financial). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. A Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

     Certain clients of the Funds' investment adviser(s) may follow a strategy similar to that of the Funds, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Funds.

              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES

     The investment advisor to the Funds is Columbia Management Advisors, LLC (the "Advisor"). The Advisor has entered into an investment contract with each Fund. Pursuant to the investment contract the Advisor provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest. Under the terms of each Fund's investment advisory agreement (except for the Small/Mid Cap Fund and International Stock Fund), the Advisor is permitted to appoint certain of its affiliates as subadvisor to perform certain of its duties, including day-to-day management of a Fund. Additionally, effective November 1, 2005, the Funds entered into an Administrative Agreement with the Advisor pursuant to which the Advisor performs certain administrative services to the Funds. The Advisor has delegated responsibility for certain administrative services to State Street Corporation.

     For its services provided to each Fund, the Advisor charges an advisory fee at an annual rate, which is accrued daily and paid monthly, calculated as a percentage of average daily net assets of the Fund. As part of the advisory fee, the Advisor has agreed to pay all of each Fund's expenses except brokerage, taxes, interest, fees and expenses of the disinterested Trustees (including counsel fees), audit fees and extraordinary expenses (the "Unified Fee"). A description of the responsibility of the Advisor appears in the Prospectus for the Funds under the heading "MANAGEMENT." The following table shows the advisory fee charged to these Funds by the Advisor:

FUND                                UNIFIED ADVISORY FEE
----                                --------------------
CMG Enhanced S&P 500(R)Index Fund           0.25%
CMG Large Cap Growth Fund                   0.50%
CMG Large Cap Value Fund                    0.50%
CMG Mid Cap Growth Fund                     0.70%
CMG Mid Cap Value Fund                      0.70%
CMG Small/Mid Cap Fund                      0.75%
CMG Small Cap Growth Fund                   0.80%
CMG Small Cap Value Fund                    0.80%
CMG International Stock Fund                0.75%

     Advisory fees paid to the Advisor by the Funds for the fiscal years ended July 31, 2005 and July 31, 2004, for the fiscal period from November 1, 2002 to July 31, 2003, and for the fiscal year ended October 31, 2002:

                                        2005        2004       2003       2002
                                     ----------   --------   --------   --------
CMG Enhanced S&P 500(R)Index Fund*   $  248,671   $154,552   $  2,429         --
CMG Large Cap Growth Fund **         $  201,910   $148,272         --         --
CMG Large Cap Value Fund**           $  231,616   $153,985         --         --
CMG Mid Cap Growth Fund*             $  142,975   $ 94,471   $  2,671
CMG Mid Cap Value Fund*              $  160,130   $104,971   $  2,854         --
CMG Small/Mid Cap Fund               $  329,249   $565,283   $351,050   $479,380
CMG Small Cap Growth Fund*           $  297,930   $247,119   $ 33,104         --
CMG Small Cap Value Fund*            $  327,139   $275,569   $ 32,483         --
CMG International Stock Fund         $1,143,795   $861,837   $200,181   $173,724

*    These Funds commenced operations on May 5, 2003.

**   These Funds commenced operations on September 10, 2003.

     Prior to the adoption of an amendment to the Small/Mid Cap Fund's investment advisory agreement on January 29, 2003, the Advisor was contractually obligated under the terms of its advisory agreement to reimburse the Small/Mid Cap Fund through October 31, 2004 for ordinary expenses to the extent the expenses of the Fund, including the management fee, exceeded 0.80% of the Fund's average daily net assets. For the period ended October 31, 2002, the Fund's ratio of total expenses to average net assets before the contractual reimbursement by the Advisor was 0.86%.

Transfer Agent Agreement

     Columbia Management Services, Inc. (formerly named Columbia Funds Services, Inc.)("CMS") acts as transfer agent, dividend disbursing agent and shareholders servicing agent for the Funds. Effective November 1, 2005, the Funds entered into a Transfer Agent, Dividend Disbursing and Shareholders' Servicing Agent Agreement with CMS. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. CMS has retained the services of Boston Financial Data Services to assist it in performing its transfer agent functions. It records and disburses dividends for the Funds. The transfer agent fee is an annual charge of $15.23 per open account. The annual transfer agent fee together with all out-of-pocket expenses incurred by a Fund are paid by the Advisor as part of the Unified Fee. Accordingly, none of the Funds paid CMS any transfer agent fees for the fiscal years ended July 31, 2005 and July 31, 2004.

Pricing and Bookkeeping Agreement

     The Advisor performs certain administrative services for the Funds pursuant to a Pricing and Bookkeeping Agreement ("Agreement"). Effective November 1, 2005, the Funds entered into a Pricing and Bookkeeping Agreement with the Advisor. Under the terms of the Agreement, the Advisor (a) provides fund accounting and financial reporting oversight of State Street Corporation, who provides the daily fund accounting and financial reporting services; (b) maintains and preserves in a secure manner the accounting records of the Funds;
(c) provides fund administration, including daily prospectus, investment restrictions and Investment Company Act of 1940 compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, financial reporting and board reporting; and (d) provides disaster planning. None of the Funds is charged a fee for these services.

Principal Underwriter

     Columbia Management Distributors, Inc. (formerly named Columbia Funds Distributor, Inc.)("CMD"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., and an affiliate of the Advisor, is the principal underwriter for the Funds, and is authorized under a distribution agreement with the Trust to sell shares of the Funds. CMD does not charge any fees or commissions to the Funds or to shareholders of the Funds for the sale of shares of the Funds.

     Each of the Advisor, CMS and CMD are indirect wholly owned subsidiaries of Bank of America Corporation ("Bank America"). Bank America and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, Trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

     In addition to any commissions specified in the Funds' prospectus and this SAI, CMD, or its advisory affiliates, from their own resources, may make cash payments to FSFs that agree to promote the sale of shares of funds that CMD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CMD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

     Subject to applicable rules, CMD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

     In addition, CMD, and/or the Funds' investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

     In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

     CMD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

1st Global Capital Corp
401 Company
ABN AMRO Trust Services
ADP Retirement Services
Advest
AEGON/Transamerica
AG Edwards
American Century Services
American Express
AMG
AON Consulting
AST Trust Company
Banc of America Investment Services
BancOne
Bear Stearns
Benefit Plan Administrators
Bidwell & Company
BNY Clearing
C N A Trust
Charles Schwab
CIBC Oppenheimer
Citigroup Global Markets
CitiStreet Associates LLC
City National Bank
City of Milwaukee
Columbia Trust Company
Commonwealth Financial
Compensation & Capital
CPI Qualified Plan Consultants
Daily Access Concepts
Davenport & Company
Delaware Investments
Digital Retirement Solutions
Discover Brokerage
Dreyfus/Mellon
Edgewood Services
Edward Jones
E-Trade,
ExpertPlan
FAS Liberty Life Spectrum
Ferris Baker Watts
Fidelity
Financial Data Services
Franklin Templeton
Freeman Welwood
Gem Group
Great West Life
Hewitt Associates LLC

Huntington Bank
ING
Intermountain Health Care
Investmart, Inc.
Investment Manager Services (IMS)
Janney Montgomery Scott
JJB Hilliard Lyons
JP Morgan/American Century
Kenney Investments
Kirkpatrick Pettis Smith Polian Inc
Legg Mason Wood Walker
Liberty Life
Lincoln Financial
Lincoln Life
Linsco Private Ledger
M & T Securities
Marquette Trust Company
Mass Mutual Life
Matrix Settlement & Clearance Services (MSCS)
McDonald Investments
Merrill Lynch
MetLife
MFS
Mfund Trax
MidAtlantic Capital
Milliman USA
Morgan Keegan
Morgan Stanley Dean Witter
PFPC
Nationwide Investment Services
Neuberger Berman Mgmt
NFP Securities
NSD -NetStock Sharebuilder
NYLife Distributors
Optimum Investment Advisors
Orbitex
Pershing LLC
Phoenix Home Life
Piper Jaffray
PNC
PPI Employee Benefits
Private Bank & Trust
Prudential
Putnam Investments
Raymond James
RBC Dain Rausher
Robert W Baird
Royal Alliance

RSM McGladrey Inc.
Safeco
Scott & Stringfellow
Scudder Investments
Security Benefit
Segall Bryant Hamill
South Trust Securities
Southwest Securities
Standard Insurance
Stanton Group
State of NY Deferred Compensation Plan
Stephens, Inc.
Stifel Nicolaus & Co
Strong Capital
Sungard T Rowe Price
Trustar Retirement Services
Trustlynx/Datalynx
UBS Financial Services
USAA Investment Management
Vanguard
Wachovia
TD Waterhouse
Webster Investment Services
Wells Fargo
Wilmington Trust

Please contact your FSF or intermediary for details about payments it may receive.

                             PORTFOLIO TRANSACTIONS

     Each Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held.

     The Funds may purchase their portfolio securities through a securities broker and pay the broker a commission, or they may purchase the securities directly from a dealer which acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Funds may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter.

     Prompt execution of orders at the most favorable price will be the primary consideration of the Funds in transactions where brokerage fees are involved. Additional factors considered by the Advisor in selecting brokers to execute a transaction include: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Advisor on a continuing basis; and
(vii) reasonableness of commission.

     Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of commission another broker or dealer would have charged for effecting a transaction may be paid by the Fund if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

     The Advisor receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Advisor does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Advisor's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Advisor for its research.

     The Advisor may use a Fund's commissions to acquire third party research and products that are not available through its full service brokers. In these arrangements, the Advisor pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Advisor. Proposed research to be acquired in this manner must be approved by the Advisor's Chief Investment Officer for West Coast Operations, who is responsible for determining that the research provides appropriate assistance to the Advisor in connection with its investment management of the Funds and that the price paid for research services and products with broker commissions is fair and reasonable.

     The receipt of research services and products from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Advisor in carrying out its obligations to the Funds. Total brokerage commissions paid by Funds for the fiscal years ended July 31, 2005 and 2004, the fiscal period ended July 31, 2003, and fiscal year ended October 31, 2002 were as follows:

                                    2005       2004       2003       2002
                                  --------   --------   --------   --------
CMG Enhanced S&P 500 Index Fund   $  7,642         --         --         --
                                  --------   --------   --------   --------
CMG Large Cap Growth Fund**       $107,403   $152,700         --         --
CMG Large Cap Value Fund**        $  4,811   $ 37,680         --         --
CMG Mid Cap Growth Fund*          $ 78,351   $ 88,391   $  5,328         --
CMG Mid Cap Value Fund*           $ 13,437   $ 17,269   $  1,720         --
CMG Small/Mid Cap Fund            $288,262   $345,240   $253,629   $271,664
CMG Small Cap Growth Fund*        $ 50,122   $145,020   $ 55,872         --
CMG Small Cap Value Fund*         $ 22,533   $115,722   $ 35,570         --
CMG International Stock           $567,584   $563,190   $171,194   $147,533

*    These Funds commenced operations on May 5, 2003.

**   These Funds commenced operations on September 10, 2003.

     Of the commissions paid during the fiscal years ended July 31, 2005 and July 31, 2004, the following Funds paid the indicated amounts for third party research and products provided by brokerage firms:

                              2005      2004
                            -------   -------
CMG Large Cap Growth Fund   $26,207   $13,533
CMG Large Cap Value Fund    $     0   $    19
CMG Mid Cap Growth Fund     $ 4,580   $ 3,291
CMG Mid Cap Value Fund      $ 1,818   $    22
CMG Small/Mid Cap Fund      $ 8,978   $24,701
CMG Small Cap Growth Fund   $   410   $    81
CMG Small Cap Value Fund    $     0   $     1
CMG International Stock     $35,898        --

     The Trust is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during their most recent fiscal year. At July 31, 2005, the following Funds held securities of their regular brokers or dealers as set forth below.

FUND                                  BROKER/DEALER          VALUE (IN THOUSANDS)
----                                  -------------          --------------------
CMG Large Cap Value Fund       Goldman Sachs Group Inc.              $468

CMG Large Cap Growth Fund      Prudential Financial Inc.             $297
                               Merrill Lynch & Co. Inc.              $226
                               Goldman Sachs Group                   $184

CMG Mid Cap Value Fund         Bear Stearns Companies Inc.           $184

CMG Small Cap Growth Fund      Jeffries Group Inc.                   $376

CMG International Stock Fund   Credit Suisse Group                   $923
                               UBS AG                                $828
                               Deutsche Bank AG                      $747

     The Advisor may use research services provided by and place agency transactions with affiliated broker-dealers, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.

     Investment decisions for the Funds are made independently from those of the other portfolios of the Trust or accounts managed by the Advisor or its affiliate, Columbia Trust Company (collectively, "Columbia"). All trading for Columbia accounts is performed by the Advisor pursuant to an Investment Advisory Contract with Columbia Trust Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Advisor may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis. When the Funds participate in an aggregated order, they participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Advisor may execute, buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Advisor shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

     Certain employees of the Advisor are also employees of affiliated investment advisors ("Shared Employees") within Columbia Management Group, the Advisor's direct owner. As a result of these arrangements, Shared Employees may provide investment advisory, trading and other investment services for client accounts of the Advisor and one or more other affiliated investment advisors. Columbia Management Group has determined that these Shared Employee arrangements promote more efficient use of internal resources and are in the best interests of clients on an overall basis.

     The Advisor is responsible for ensuring compliance by Shared Employees with all investment guidelines, compliance policies and procedures, and applicable rules and regulations while Shared Employees are acting for the Advisor's clients.

     The Advisor and its affiliated advisors maintain policies reasonably designed to ensure fairness for all clients with accounts served by Shared Employees. The Advisor will monitor all Shared Employee arrangements to ensure that these arrangements continue to be in the best interest of clients considering the potential disadvantages.

     The Advisor's investment personnel will share general and specific investment information with affiliated investment advisors. Information is shared at periodic meetings of investment teams, by distribution of formal recommendations by investment analysts, and through informal discussions among investment personnel.

     The Advisor will also share with affiliated advisors research products and services provided by broker-dealers through whom the Advisor effects transactions for client accounts, and whom the Advisor may cause to receive higher commissions from the Advisor's clients in recognition of the provision of such products and services. The research products and services shared will assist the Advisor and its affiliated advisors in providing investment management services generally to their clients, but may not necessarily assist with the management for any particular client or clients of the Advisor, including the Funds. As a result of this policy, trades effected on behalf of the Advisor's clients may benefit affiliated advisors and their clients, and trades effected on behalf of clients of affiliated advisors may benefit the Advisor and its clients.

     The use of multiple trading locations could result in the Advisor and its affiliates competing against each other in the market. The Advisor's clients could receive less attractive prices for trades than clients of an affiliated advisor, and in certain cases client orders may be unfilled or only partially filled due to the orders for clients of an affiliated advisor. To the extent separate trading locations are used, clients of the Advisor and its affiliates will not realize efficiencies associated with aggregating orders, such as more favorable pricing for larger volume trades, for all Columbia Management Group companies.

     Where practical, transactions for accounts of the Advisor and one or more affiliated advisors for which a Shared Employee has investment discretion will be coordinated from each trading location. In these cases, a single broker will be used to execute the trade on behalf of each advisor's accounts. This practice may at times result in an increase in the time period it takes to fill a particular client's trade order, due to increased time for processing the trade or due to share allocations, and may lead to a smaller allocation for a client.

     Where practical, Shared Employees may also effect trades from one location, subjecting the trades to the trade allocation and other policies utilized for that location. To the extent that trades for clients of the Advisor are effected together with trades for clients of other affiliated advisors, this practice may result in smaller allocations for the Advisor's clients or result in clients of the Advisor obtaining less favorable prices on securities.

     Allocations among Columbia accounts to participate in initial public offerings ("IPOs") are made pursuant to IPO Allocation Priority Guidelines (the "Guidelines") established by the Columbia Investment Team. The Guidelines establish which accounts are eligible to participate in a particular IPO and what level of participation is permitted. Eligibility is based upon the market capitalization of the IPO and the capitalization focus of the account. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the IPO is not appropriate for his or her accounts or an individual account. A manager who declines to participate in an IPO in all of his or her eligible accounts must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts, for which an IPO opportunity is appropriate, will be made on a fair and equitable basis.

     The Funds, the Advisor, and CMD have adopted Codes of Ethics (the "Codes") pursuant to the requirements of the 1940 Act. These Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfor@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


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                       CAPITAL STOCK AND OTHER SECURITIES

     The Trust may establish separate series of investment portfolios under its Agreement and Declaration of Trust ("Declaration of Trust"), effective August 4, 2005. The Funds, CMG Core Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG International Bond Fund, CMG High Yield Fund, CMG Short Term Bond Fund, CMG Ultra Short Term Bond Fund, CMG Core Plus Securities Fund, CMG Small Cap Fund and CMG Strategic Equity Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Funds, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of a Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of a Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

     Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of a Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES

     Investments in each Fund are made directly by high net worth individuals and institutional buyers, or by the Advisor or its affiliates in their role as discretionary investment advisor over a portion of a shareholder's assets. With respect to assets of an investment advisory client of the Advisor or its affiliates invested in a Fund, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Advisor (for the period during which the assets are invested in the Fund).

     If the Advisor or its affiliate is deemed to be a fiduciary with respect to a prospective shareholder of a Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in a Fund by the Advisor on behalf of the shareholder. These conditions are set forth by the U.S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Advisor to direct investments of ERISA-qualified plans to a mutual fund, such as a Fund, for which the Advisor serves as an investment advisor if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Advisor or its affiliates under standards set forth by the U.S. Department of Labor in the Exemption.


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

     The second, independent fiduciary that must approve investments in the Fund by the Advisor must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of the Advisor or its affiliate as an investment advisor with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

     The transfer agent for the Funds may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by a Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisors concerning the tax consequences to them of the exchange.

REDEMPTIONS

     Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemptions of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of a Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

     Each Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.


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

PRICING OF SHARES

     The net asset value ("NAV") per share of each Fund is determined by the Advisor, under procedures approved by the Trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Board of Trustees. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

     For purposes of calculating the NAV of a Fund's shares, the following procedures are utilized whenever applicable. Each Fund's securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Certain securities for which daily market quotations are not readily available, or for which the Advisor believes the quotations do not accurately value the security in question, may be fair valued by the Advisor, pursuant to guidelines established by the Funds' Board of Trustees.

     Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will generally be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Funds' NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to value the security in light of that event. Such a determination would be made by the Fund's Valuation Committee using procedures approved by the Board of Trustees.

                                    CUSTODIAN

     The Funds' Custodian, for both domestic and foreign securities, is State Street Bank & Trust Company (the "Custodian"), 2 Avenue De Lafayette, Boston, MA 02111-2900. The Custodian holds all securities and cash of each Fund, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of each Fund, and performs other administrative duties, all as directed by authorized officers of the Advisor. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

     Portfolio securities purchased in the United States are maintained in the custody of the Fund's Custodian. Portfolio securities purchased outside the United States by a Fund are maintained in the custody of foreign banks, Trust companies, or depositories that have sub-custodian arrangements with the Custodian (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of a Fund has been approved by the Board of Trustees or, in the case of foreign securities, at the discretion of the Board of Trustees, by the Custodian, as a delegate of the Board of Trustees, all in accordance with regulations under the 1940 Act.


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

     The Advisor determines whether it is in the best interest of the Funds and their shareholders to maintain a Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding a Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Trustees, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to a Fund's foreign sub-custodian arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, 02110-1707, serves as the Trust's independent registered public accounting firm and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.

                                      TAXES

Federal Income Taxes

     Each Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and distributions would generally be taxable as ordinary dividend income to the shareholders. Each Fund believes it satisfies the tests to qualify as a regulated investment company.

     To qualify as a regulated investment company for any taxable year, a Fund must, among other things:

     (a) derive at least 90% of its gross income from dividends; interest; payments with respect to securities loans; gains from the sale or other disposition of stock, securities, or foreign currencies; other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; or net income from an interest in qualified publicly traded partnerships (the "90% Test"); and

     (b) diversify its holdings so that at the end of each quarter (i) 50% or more of the market value of the assets of the Fund is represented by cash, government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets


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

of the Fund is invested in either the securities (other than government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of
Section 851 of the Code and that meet certain requirements or the securities of one or more qualified publicly traded partnerships. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

     Part I of Subchapter M of the Code will apply to the Funds during a taxable year only if it meets certain additional requirements. Among other things, a Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends and exempt-interest dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and 90% of its tax-exempt interest net of expenses attributable to such interest and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending on or after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

     The Trust currently has 22 portfolios, including the Funds. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each Fund as a separate corporation (provided that each Fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

     A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed as a "capital gain dividend" is taxed to each Fund at corporate capital gain tax rates. The policy of each Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

     If any net capital gains (i.e. the excess of net long-term capital gains over net short-term capital losses) are retained by a Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

     If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of each Fund.


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

     Certain of a Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income),
(ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If a Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     Shareholders of each Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. As described below, as a result of 2003 legislation, qualifying dividend distributions to individual shareholders generally are taxed at the same rate that applies to long-term capital gains.

     Distributions properly designated by a Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. Such distributions are treated as net capital gain in the hands of a recipient and will not be eligible for the corporate dividends-received deduction. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income; however, as a result of 2003 legislation, for taxable years beginning on or before December 31, 2008, qualified dividend income distributions to individuals generally are taxed at the same rate that applies to long-term capital gains, subject to holding period requirements with respect to shareholders and the Fund as well as other requirements. For this purpose, long-term capital gain rates apply to the extent that the Fund receives dividends from domestic or qualifying foreign corporations and the Fund meets holding period and other requirements. Generally, a dividend received from a foreign corporation will not be treated as qualified dividend income if the foreign corporation is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company or, for taxable years of foreign corporations beginning on or before December 31, 2004, as a foreign personal holding company or a foreign investment company. If the aggregate qualified dividends received by a Fund during any taxable year are 95 percent or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

     Long-term capital gains rates applicable to individuals have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2008.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. Each Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions that the Fund has designated to be treated as long-term capital gain.

     A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

     A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

     If a Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

     A special tax may apply to a Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

     The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." Each Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the 1933 Act). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by a Fund.

SPECIAL ASPECTS OF 90% TEST WITH RESPECT TO FOREIGN CURRENCY

     For purposes of the 90% Test, foreign currency gains that are not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.


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

     Unless an exception applies, a Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 of the Code even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

FOREIGN INCOME TAXES

     The International Stock Fund invests in the securities of foreign corporations and issuers. Foreign countries may impose income taxes, generally collected by withholding, on foreign-source dividends and interest paid to the Fund. These foreign taxes will reduce the International Stock Fund's distributed income.

     The United States has entered into income tax treaties with many foreign countries to reduce or eliminate the foreign taxes on certain dividends and interest received from corporations in those countries. The International Stock Fund, and the other Funds to the extent necessary, intend to take advantage of such treaties where possible. It is impossible to predict with certainty the effective rate of foreign taxes that will be paid by each of those Funds since the amount invested in particular countries will fluctuate and the amounts of dividends and interest relative to total income will fluctuate.

FOREIGN CAPITAL GAINS TAXES

     The International Stock Fund invests in the securities of foreign corporations and issuers. Foreign countries may impose capital gains tax on the sale of securities in certain countries at the Fund level. The tax rates range from approximately 10% to 30%. The Fund accounts for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction. These foreign taxes will reduce the International Stock Fund's distributed capital gains.

U.S. FOREIGN TAX CREDITS OR DEDUCTIONS FOR SHAREHOLDERS OF THE INTERNATIONAL STOCK FUND

     Section 853 of the Code allows a regulated investment company to make a special election relating to foreign income taxes if more than 50% of the value of the company's total assets at the close of its taxable year consists of stock or securities in foreign corporations and the company satisfies certain distribution requirements. The International Stock Fund generally expects, if necessary, to qualify for and to make the election permitted under Section 853 of the Code. Although the International Stock Fund intends to meet the requirements of the Code to "pass through" such foreign taxes, there can be no assurance that the Fund will be able to do so. The International Stock Fund will elect under Section 853 of the Code only if it believes that it is in the best interests of its shareholders to do so.

     If the International Stock Fund elects pursuant to Section 853, shareholders of that Fund will be required to include in income (in addition to other taxable distributions) and will be allowed a credit or deduction for, their pro rata portions of the income taxes paid by the Fund to foreign countries. A shareholder's use of the credits resulting from the election will be subject to the limits of Section 904 of the Code. In general, those limits will prevent a shareholder from using foreign tax credits to reduce U.S. taxes on U.S. source income. Each shareholder should discuss the use of foreign tax credits and the Section 904 limits with the shareholder's tax advisor.


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

     No deduction for foreign taxes may be claimed under the Code by individual shareholders who do not elect to itemize deductions on their federal income tax returns, although such a shareholder may claim a credit for foreign taxes and in any event will be treated as having taxable income in the amount of the shareholder's pro rata share of foreign taxes paid by the Fund.

     Each year, the International Stock Fund will provide a statement to each shareholder showing the amount of foreign taxes for which a credit or a deduction may be available.

     Investment by a Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing Fund."

     A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, foreign currency gains, and income from notional principal contracts. Passive income for this purpose does not include income received by the foreign corporation from active conduct of a banking or insurance business and certain income received from related persons.

Non-U.S. Shareholders

     Capital gain dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the recent legislation, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or
(z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Fund has not determined whether it will make such designations.

     If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     Recent legislation modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the legislation, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning on September 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

State Income Taxes

     The state tax consequences of investments in the Funds are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information

     The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Funds are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Funds are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes. This discussion applies only to U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or tax statuses should consult their own tax advisors regarding special rules that may apply to them.

     Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                              SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Funds and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Funds or the Trust's Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of a Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which a Fund would be unable to meet its obligations and the disclaimer was inoperative.

The risk of a Fund incurring financial loss on account of another portfolio of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other portfolio was unable to meet its obligations.

                              SHAREHOLDER MEETINGS

     The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the shares (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).


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

     The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

     At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

                              FINANCIAL STATEMENTS

     Each Fund's most recent Annual Report to shareholders is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.


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

                                   APPENDIX I

                    COLUMBIA MANAGEMENT ADVISORS, LLC ("CMA")
                      PROXY VOTING POLICIES AND PROCEDURES
                 ADOPTED JULY 1, 2003 AND REVISED MARCH 4, 2005

POLICY:

ALL PROXIES(1) REGARDING CLIENT SECURITIES FOR WHICH COLUMBIA MANAGEMENT ADVISORS, LLC ("CMA") HAS ASSUMED AUTHORITY TO VOTE SHALL, UNLESS CMA DETERMINES IN ACCORDANCE WITH POLICIES STATED BELOW TO ABSTAIN FROM VOTING, BE VOTED IN A MANNER CONSIDERED BY CMA TO BE IN THE BEST INTEREST OF CMA'S CLIENTS, INCLUDING THE CMG FAMILY FUNDS(2) AND THEIR SHAREHOLDERS, WITHOUT REGARD TO ANY RESULTING BENEFIT OR DETRIMENT TO CMA OR ITS AFFILIATES. THE BEST INTEREST OF CLIENTS IS DEFINED FOR THIS PURPOSE AS THE INTEREST OF ENHANCING OR PROTECTING THE ECONOMIC VALUE OF CLIENT ACCOUNTS, CONSIDERED AS A GROUP RATHER THAN INDIVIDUALLY, AS CMA DETERMINES IN ITS SOLE AND ABSOLUTE DISCRETION. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, CMA SHALL VOTE AS THE CLIENT CLEARLY INSTRUCTS, PROVIDED CMA RECEIVES SUCH INSTRUCTIONS IN TIME TO ACT ACCORDINGLY.

CMA ENDEAVORS TO VOTE, IN ACCORDANCE WITH THIS POLICY, ALL PROXIES OF WHICH IT BECOMES AWARE, SUBJECT TO THE FOLLOWING EXCEPTIONS (UNLESS OTHERWISE AGREED) WHEN CMA EXPECTS TO ROUTINELY ABSTAIN FROM VOTING:

     1. PROXIES WILL USUALLY NOT BE VOTED IN CASES WHERE THE SECURITY HAS BEEN LOANED FROM THE CLIENT'S ACCOUNT.

     2. PROXIES WILL USUALLY NOT BE VOTED IN CASES WHERE CMA DEEMS THE COSTS TO THE CLIENT AND/OR THE ADMINISTRATIVE INCONVENIENCE OF VOTING THE SECURITY (E.G., SOME FOREIGN SECURITIES) OUTWEIGH THE BENEFIT OF DOING SO.

CMA SEEKS TO AVOID THE OCCURRENCE OF ACTUAL OR APPARENT MATERIAL CONFLICTS OF INTEREST IN THE PROXY VOTING PROCESS BY VOTING IN ACCORDANCE WITH PREDETERMINED VOTING GUIDELINES, AS STATED BELOW. FOR THOSE PROXY PROPOSALS THAT REQUIRE SPECIAL CONSIDERATION OR IN INSTANCES WHERE SPECIAL CIRCUMSTANCES MAY REQUIRE VARYING FROM THE PREDETERMINED GUIDELINES, THE CMG PROXY COMMITTEE WILL DETERMINE THE BEST INTEREST OF CMA'S CLIENTS AND VOTE ACCORDINGLY, WITHOUT CONSIDERATION OF ANY RESULTING BENEFIT OR DETRIMENT TO CMA OR ITS AFFILIATES.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interest. Citing this obligation, the SEC has adopted rules pursuant to the Investment Advisers Act of 1940 and Investment Company Act of 1940 with respect to proxy voting.

----------
(1) The term "proxy" as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.

(2) A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, LLC


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

PROCEDURE:

I. ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

SEPARATELY MANAGED ACCOUNTS

CMA shall vote proxies on securities held in its separately managed accounts.

COLUMBIA TRUST COMPANY (CTC) TRUST POOLS

CMA shall vote proxies on securities held in the trust pools.

CMG FAMILY FUNDS/CMA FUND TRUST

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

COLUMBIA PRIVATE PORTFOLIO

CMA shall vote proxies on securities held in its separately managed accounts.

ALTERNATIVE INVESTMENT GROUP

CMA's clients may invest in securities ("Alternative Investments") issued by alternative investment vehicles (i.e. hedge funds, private equity funds, and other alternative investment pools) that are structured as private limited partnerships ("LPs"), limited liability companies ("LLCs") or offshore corporations. Generally, CMA's Alternative Investment Group ("AIG") is the platform through which CMA provides advisory services relating to Alternative Investments.

The voting rights of Alternative Investments generally are rights of contract set forth in the limited liability company or limited partnership agreement, in the case of LLCs and LPs, or Memorandum and Articles of Association or By-laws, in the case of offshore corporations. Also, as privately placed securities, Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, proxies are not solicited regarding Alternative Investment vehicles. Instead, consents may be solicited from members, limited partners or shareholders.

Because of the unique characteristics of Alternative Investments, CMA has a tailored process for voting Alternative Investment proxies and consents.

Process

AIG will vote all Alternative Investment proxies and consents in accordance with this Policy. The committee voting AIG proxies consists of AIG senior management, investment and operations professionals. Conflicts of interest are to be monitored and resolved as set forth in this Policy.


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

II. PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the head of core equity, head of value, head of growth, head of income strategies, head of equity research and head of fixed income research. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf.

The Proxy Committee's functions shall include, in part,

     (a) direction of the vote on proposals where there has been a recommendation to the Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;

     (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

     (c) review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

     (d) development and modification of Voting Procedures, as stated in Section V, as it deems appropriate or necessary.

The Proxy Committee shall establish a charter, which shall set forth the Committee's purpose, membership and operation. The Committee's charter shall be consistent, in all material respects, with this policy and procedure.

III. CONFLICTS OF INTEREST

With Other Bank of America Businesses

Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.

Within CMA

Conflicts of interest may also arise from the business activities of CMA. For example, CMA might manage (or be seeking to manage) the assets of a benefit plan for an issuer. CMA may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or a CMG Family Fund, for which CMA serves as investment adviser, are to be voted for a client's account.

Management of Conflicts

CMA's policy is to always vote proxies in the best interest of its clients, as a whole, without regard to its own self-interest or that of its affiliates. BAC as well as CMA has various compliance policies


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

and procedures in place in order to address any material conflicts of interest that might arise in this context.

     1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

     2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

     3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.

     4. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

          - To disclose to the chairperson of the Proxy Committee and the chairperson to the head of CMG Compliance any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA shall vote proxies. In the event the chairperson of the Proxy Committee has a conflict of interest regarding a given matter, he or she shall abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

          - To refrain from taking into consideration, in the decision as to whether or how CMA shall vote proxies:

                    - The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

                    - Any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC.

Where a material conflict of interest is determined to have arisen in the proxy voting process that may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, CMA's policy is to invoke one or more of the following conflict management procedures:


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

1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner that is free of the conflict.

2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include CMA's proxy voting agent.

3. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.

IV.  VOTING GUIDELINES

A. THE PROXY COMMITTEE HAS ADOPTED THE FOLLOWING GUIDELINES FOR VOTING PROXIES:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

     - Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

          However, CMA generally will WITHHOLD votes from pertinent director nominees if:

               (i) the board as proposed to be constituted would have more than one-third of its members from management;

               (ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);

               (iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);

               (iv) a director serves on more than six public company boards;

               (v) the CEO serves on more than two public company boards other than the company's board.

          On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

     - Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

     - Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

     - Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

               -    Established governance standards and guidelines.

               - Full board composed of not less than two-thirds "independent" directors, as defined by applicable regulatory and listing standards.

               - Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

               - A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

               - Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

               - The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

     - Proposals that grant or restore shareholder ability to remove directors with or without cause.

     - Proposals to permit shareholders to elect directors to fill board vacancies.

     - Proposals that encourage directors to own a minimum amount of company stock.

     -    Proposals to provide or to restore shareholder appraisal rights.

     -    Proposals to adopt cumulative voting.

     -    Proposals for the company to adopt confidential voting.

CMA generally will vote AGAINST:


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

     - Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

     - Proposals that give management the ability to alter the size of the board without shareholder approval.

     - Proposals that provide directors may be removed only by supermajority vote.

     -    Proposals to eliminate cumulative voting.

     - Proposals which allow more than one vote per share in the election of directors.

     - Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     - Proposals that mandate a minimum amount of company stock that directors must own.

     -    Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

     - Director and officer indemnification and liability protection. CMA is opposed to entirely eliminating directors' and officers' liability for monetary damages for violating the duty of care. CMA is also opposed to expanding coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. CMA supports proposals which provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company, AND (ii) if the director's legal expenses would be covered.

     - Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

     - Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 10% of the currently outstanding shares over the


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

previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

     - Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

     -    Proposals asking a company to expense stock options.

     -    Proposals to put option repricings to a shareholder vote.

     - Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

CMA generally will vote AGAINST:

     - Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.

     - Proposals to authorize the replacement or repricing of out-of-the money options.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

     - Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

          For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

     - Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

     - Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.


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

     - Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

     - CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     - CMA generally votes FOR shareholder proposals to eliminate a poison pill.

     - CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

     - CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote

     - CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

     - CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

     - Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

     - Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

          -    Credible reason exists to question:

               - The auditor's independence, as determined by applicable regulatory requirements.


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

               - The accuracy or reliability of the auditor's opinion as to the company's financial position.

          - Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

     - Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

     - Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

     - Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

     - Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

     - Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

CMA will vote AGAINST:

     - Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

     - Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

     - Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

     - FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

     - FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

     - Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

     - Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

     - Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

     - Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

     - Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position.

     - Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

     -    Board structure

     -    Attendance at board and committee meetings.

          CMA will WITHHOLD votes from directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     - Ignore a shareholder proposal that is approved by a majority of shares outstanding;


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

     - Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

     -    Are interested directors and sit on the audit or nominating committee;
          or

     - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

     -    Past performance relative to its peers

     -    Market in which fund invests

     - Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

     - Past shareholder activism, board activity and votes on related proposals

     -    Strategy of the incumbents versus the dissidents

     -    Independence of incumbent directors; director nominees

     -    Experience and skills of director nominees

     -    Governance profile of the company

     -    Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Past performance as a closed-end fund

     -    Market in which the fund invests

     -    Measures taken by the board to address the discount

     - Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

     -    Proposed and current fee schedules

     -    Fund category/investment objective

     -    Performance benchmarks

     -    Share price performance as compared with peers

     -    Resulting fees relative to peers

     -    Assignments (where the adviser undergoes a change of control)


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

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

     -    Stated specific financing purpose

     -    Possible dilution for common shares

     -    Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

     -    Potential competitiveness

     -    Regulatory developments

     -    Current and potential returns

     -    Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a nonfundamental restriction, considering the following factors:

     -    Fund's target investments

     -    Reasons given by the fund for the change

     -    Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:


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

     -    Political/economic changes in the target market

     -    Consolidation in the target market

     -    Current asset composition

Change in Fund's Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:

     -    Potential competitiveness

     -    Current and potential returns

     -    Risk of concentration

     -    Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

     -    Strategies employed to salvage the company

     -    Past performance of the fund

     -    Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

     -    The degree of change implied by the proposal

     -    The efficiencies that could result

     -    The state of incorporation; net effect on shareholder rights

     -    Regulatory standards and implications

CMA will vote FOR:

     - Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

     - Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

     -    Proposals enabling the Board to:

               - Change, without shareholder approval the domicile of the fund

               - Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document


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

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

     -    Regulations of both states

     -    Required fundamental policies of both states

     -    The increased flexibility available

          Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Fees charged to comparably sized funds with similar objectives

     -    The proposed distributor's reputation and past performance

     -    The competitiveness of the fund in the industry

     -    Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Resulting fee structure

     -    Performance of both funds

     -    Continuity of management personnel

     -    Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

     -    Performance of the fund's NAV

     -    The fund's history of shareholder relations

     -    The performance of other funds under the adviser's management

9. Alternative Investment Group ("AIG") Matters

The AIG Proxy Sub-Committee generally will vote in accordance with the guidelines set forth in this policy. With respect to matters that are not addressed by the guidelines, the AIG Proxy Sub-Committee will vote each such matter on a CASE-BY-CASE basis.

B. ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A ABOVE.

A Portfolio Manager, sub-adviser or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption.

C. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The following proposals require special, individual consideration. The Proxy Committee will determine how proxies related to all such proposals will be voted.

          1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

          2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

          3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.


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

          4. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

          5. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified in Section IV.A.

          6. EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

          7. PREEMPTIVE RIGHTS. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines set forth in Section IV above. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

     - CMA shall use an independent, third-party vendor (currently Institutional Shareholder Services ("ISS")), to implement its proxy voting process as CMAs proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

     - ISS shall provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

     - On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolio shall be sent weekly.

     - ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be promptly noted and resolved by ISS, with notice to CMA.

     - Whenever a vote is solicited, ISS shall execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

          - If ISS is not sure how to vote a particular proxy, then ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel shall check this website regularly. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's understanding of the Voting Guidelines previously delivered to ISS. CMA shall promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

     - Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

     - ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

VI. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period.

                               CMG SMALL CAP FUND
                A PORTFOLIO OF COLUMBIA FUNDS INSTITUTIONAL TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                               _____________, 2006

     This Statement of Additional Information contains information relating to Columbia Funds Institutional Trust (the "Trust") and a portfolio of the Trust, CMG Small Cap Fund, (the "Fund").

     This Statement of Additional Information is not a Prospectus. It relates to the Prospectus dated December 1, 2005, as supplemented from time to time (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon request to the Trust or by calling 1-800-547-1037.

     The most recent Annual Report to shareholders of CMG Small Cap Fund, a series of CMG Fund Trust, the predecessor to the Fund, is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

DESCRIPTION OF THE FUND                                                        2
MANAGEMENT                                                                     8
DISCLOSURE OF PORTFOLIO INFORMATION                                           25
INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES                         27
PORTFOLIO TRANSACTIONS                                                        31
CAPITAL STOCK AND OTHER SECURITIES                                            35
PURCHASE, REDEMPTION AND PRICING OF SHARES                                    35
CUSTODIAN                                                                     37
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM                                 37
TAXES                                                                         38
SHAREHOLDER LIABILITY                                                         43
SHAREHOLDER MEETINGS                                                          43
FINANCIAL STATEMENTS                                                          43
APPENDIX I                                                                    44

[SUP-39/91679-1105]

                             DESCRIPTION OF THE FUND

     The Trust, a business trust recently organized under the laws of the Commonwealth of Massachusetts, is registered with the Securities and Exchange Commission (the "SEC") as an open-end, management investment company. The Trust is comprised of separate portfolios, each of which is treated as a separate fund. There are 20 portfolios established under the Trust with differing investment goals, policies and restrictions: the Fund, CMG High Yield Fund, CMG Short Term Bond Fund, CMG Core Bond Fund, CMG International Bond Fund, CMG Strategic Equity Fund, CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG Enhanced S&P 500 Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Core Plus Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG Intermediate Bond Fund, and CMG Ultra Short Term Bond Fund. With the exception of the International Bond Fund, Mortgage and Asset-Backed Securities Fund, and the Core Plus Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment advisor for each of the Funds is Columbia Management Advisors, LLC (the "Advisor"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Advisor.

     Prior to _________, 2006 (the "Fund Reorganization Date"), the Funds were organized as separate portfolios of CMG Fund Trust (each, a "Predecessor Fund" and, collectively, "Predecessor Funds"), an Oregon business trust organized in 1989 (the "Predecessor Trust"). The information provided for the Fund in this SAI for periods prior to the Fund Reorganization Date relates to its Predecessor Fund; the information provided for the Trust in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Trust.

INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is capital appreciation. The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days written notice. There is no assurance that the Fund will achieve its investment objective.

     To achieve its investment objective, the Fund will generally invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks or securities convertible into common stock of companies with market capitalizations, at the time of initial purchase, equal to or less than the largest stock in the S&P SmallCap 600 Index. The S&P SmallCap 600 Index is a capitalization weighted index that measures the performance of selected U.S. stocks with small market capitalization. As of October 31, 2005, under the above definition, companies with a market capitalization of $5.33 billion or less would be considered small cap. The Fund may, however, invest from time to time up to 20% of the value of its total assets in the securities of larger companies when the Advisor believes these securities offer capital appreciation potential that is generally comparable to small cap securities.

     Under normal conditions, the Fund will invest in equity securities, including securities convertible into equity securities. Additional information with respect to certain securities in which the Fund may invest is set forth below.

Options and Financial Futures Transactions

     The Fund may invest up to 5% of its net assets in premiums to purchase put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The Fund may enter into closing transactions, exercise its options, or permit the options to expire.

     The Fund may write call options but only if such options are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Advisor, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. A call option is covered if it is written on a security the Fund owns. The Fund may write such options on up to 25% of its net assets.

     The Fund may engage in financial futures transactions, including interest rate futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Fund's investment restrictions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. The Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5% of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Fund may engage in futures transactions only on commodities exchanges or boards of trade.

     The Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When the Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which the Fund will generally invest may be imperfect. The Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or the Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

     Upon entering into a futures contract, the Fund will be required to deposit with its custodian, in a segregated account, cash or certain U.S. government securities, or any other portfolio assets as permitted by the Securities and Exchange Commission ("SEC") rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, if all contractual obligations have been satisfied.

     The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on futures contracts resulting from market movements not anticipated by the Advisor.

Foreign Securities

     The Fund may invest up to one-third of its total assets in foreign equity securities. Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company is legally organized. The weight given to each of these factors will vary depending upon the circumstances. Investments in foreign securities may involve a greater degree of risk than those in domestic securities.

     The Fund will limit its foreign investments to developed countries.

     ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security. While ADRs and GDRs will generally be considered foreign securities for purposes of calculation of any investment limitation placed on a Fund's exposure to foreign securities, these securities, along with the securities of foreign companies traded on NASDAQ will not be subject to any of the restrictions placed on the Fund's ability to invest in emerging market securities.

     FOREIGN INVESTMENT RISK. Securities of foreign issuers may be subject to greater fluctuations in price than domestic securities. The prices of foreign securities are affected by changes in the currency exchange rates. Potential political or economic instability of the country of the issuer, especially in emerging or developing countries, could cause rapid and extreme changes in the value of the Fund's assets to the extent it is invested in securities of foreign issuers. Foreign countries have different accounting, auditing and financial reporting standards, and foreign issuers are subject to less governmental regulation and oversight than U.S. issuers. Also, many countries where a Fund invests are not as politically or economically developed as the United States. Acts of foreign governments interfering in capital markets, such as capital or currency controls, nationalization of companies or industries, expropriation of assets, or imposition of punitive taxes would have an adverse effect on the Fund.

     In addition, additional costs may be incurred in connection with the Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs, as well as administrative difficulties, may be experienced in connection with maintaining assets in foreign jurisdictions.

Repurchase Agreements

     The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to procedures adopted by the Advisor. There is no limit on the portion of the Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities

     No illiquid securities will be acquired by the Fund if upon the purchase more than 10% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) restricted securities (securities whose public resale is subject to legal restrictions); (3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

     The Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, these securities are considered to be liquid and thus not subject to the Fund's 10% limitation on the investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Advisor determines the liquidity of Rule 144A securities and, through reports from the Advisor, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer).

Convertible Securities and Warrants

     The Fund may invest in convertible debentures and convertible preferred stock, each convertible into common stock. Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by the Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

     The Fund may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that the Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

Investments in Small and Unseasoned Companies

     The Fund may invest in companies that are unseasoned; that is, companies that have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, small and unseasoned companies often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Fund may need to sell them over an extended period or below the original purchase price. Investments by the Fund in these small or unseasoned companies may also be regarded as speculative. The Fund has a fundamental policy not to invest more than 10% of its total assets in companies that have a record of less than three years of continuous operations.

Temporary Investments

     When, as a result of market conditions, the Advisor determines a temporary defensive position is warranted to help preserve capital, the Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective of capital appreciation.

Loan Transactions

     Loan transactions involve the lending of securities to a broker-dealer or institutional investor for use in connection with short sales, arbitrage, or other securities transactions. If made, loans of the Fund's portfolio securities will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified lending transaction is to afford the Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

     It is the view of the Staff of the SEC that the Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100 percent collateral in the form of cash, cash equivalents, (U.S. Treasury bills or notes), or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan;

and (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

     While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Technology Sector

     The Fund may invest a significant portion of their assets in companies in the technology sector. The Fund considers technology to be a sector larger than any one industry. Accordingly, investments by the Fund in companies within the technology sector will not be considered a concentration of investments in an industry.

INVESTMENT RESTRICTIONS

     The following is a list of investment restrictions applicable to the Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction, provided, however, at no time will a Fund's investment in illiquid securities exceed 15% of its net assets. The Trust may not change these restrictions without a majority vote of the outstanding securities of the Fund.

The Fund may not, as a matter of fundamental policy:

     1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the "1933 Act") except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

     2. Purchase or sell real estate, except the Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

     3. Purchase or sell commodities, except that the Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

     4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

     7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) the Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

                                   MANAGEMENT

     The Trust is managed under the general supervision of the Trustees of the Trust, who have responsibility for overseeing decisions relating to the investment policies and goals of the Funds. The names, addresses and ages of the Trustees and officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each Trustee serves for an indefinite term until the date the Trustee resigns, retires or is removed in accordance with the bylaws of the Trust. There is no family relationship between any of the Trustees.

     Columbia Management Advisors, LLC (the "Advisor"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Prior to the Fund Reorganization Date, the Advisor served as an investment advisor to the Predecessor Fund. The Advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, the Advisor runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. The Advisor is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. The Advisor, a registered investment advisor, has been an investment advisor since 1995.

     On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into the Advisor (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, the Advisor is now the investment advisor to the Fund.

     The "Fund Complex" consists of the following funds:

     The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 7 closed-end management investment company portfolios (the "Liberty Funds").

     The series of Columbia Funds Trust VIII, the series of Columbia Funds Series Trust I (formerly named Columbia Funds Trust IX), the series of Columbia Funds Trust XI, the series of Stein Roe Variable Investment Trust (the "Stein Roe Funds").

     Three closed-end management investment company portfolios named Liberty All-Star Mid-Cap Fund, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the "All-Star Funds").

     Columbia Management Multi-Strategy Hedge Fund, LLC.

     Columbia Balanced Fund, Inc., Columbia Conservative High Yield Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Inc., Columbia Small Cap Growth Fund I, Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of the Trust (the "Columbia Funds ").

     The series of The Galaxy Funds (the "Galaxy Funds ").

     The series of Columbia Acorn Trust and the series of Wanger Advisors Trust (the "Acorn Funds" and "WAT Funds," respectively).

Trustees and Officers

DISINTERESTED TRUSTEES:

                                                                                               NUMBER OF
                                           TERM OF                                             PORTFOLIOS
                                         OFFICE AND                                             IN FUND            OTHER
                           POSITION(S)    LENGTH OF                 PRINCIPAL                   COMPLEX        DIRECTORSHIPS
     NAME, ADDRESS          HELD WITH       TIME                  OCCUPATION(S)               OVERSEEN BY         HELD BY
        AND AGE                FUND      SERVED (1)            DURING PAST 5 YEARS              TRUSTEE           TRUSTEE
     -------------         -----------   ----------            -------------------            -----------      -------------
Douglas A. Hacker          Trustee       Since 1996   Executive Vice President - Strategy        83         Nash Finch Company
(Age 50)                                              of United Airlines (airline) since                    (food distributor)
P.O. Box 66100                                        December, 2002 (formerly President of
Chicago, IL 60666                                     UAL Loyalty Services (airline) from
                                                      September, 2001 to December, 2002;
                                                      Executive Vice President and Chief
                                                      Financial Officer of United Airlines
                                                      from July, 1999 to September, 2001;
                                                      Senior Vice President-Finance from
                                                      March, 1993 to July, 1999).

Janet Langford Kelly       Trustee       Since 1996   Partner, Zelle, Hofmann, Voelbel,          83                None
(Age 48)                                              Mason & Gette LLP (law firm) since
9534 W. Gull Lake Drive                               March, 2005; Adjunct Professor of
Richland, MI 49083-8530                               Law, Northwestern University, since
                                                      September, 2004 (formerly Chief
                                                      Administrative Officer and Senior
                                                      Vice President, Kmart Holding
                                                      Corporation (consumer goods), from
                                                      September, 2003 to March, 2004;
                                                      Executive Vice President-Corporate
                                                      Development and Administration,
                                                      General Counsel and Secretary,
                                                      Kellogg Company (food manufacturer),
                                                      from September, 1999 to August, 2003;
                                                      Senior Vice President, Secretary and
                                                      General Counsel, Sara Lee Corporation
                                                      (branded, packaged, consumer-products
                                                      manufacturer) from January, 1995 to
                                                      September, 1999).

Richard W. Lowry           Trustee       Since 1995   Private Investor since August, 1987        86(3)             None
(Age 69)                                              (formerly Chairman and Chief
10701 Charleston Drive                                Executive Officer, U.S. Plywood
Vero Beach, FL 32963                                  Corporation (building products
                                                      manufacturer))

                                                                                               NUMBER OF
                                           TERM OF                                             PORTFOLIOS
                                         OFFICE AND                                             IN FUND               OTHER
                           POSITION(S)    LENGTH OF                 PRINCIPAL                   COMPLEX           DIRECTORSHIPS
     NAME, ADDRESS          HELD WITH       TIME                  OCCUPATION(S)               OVERSEEN BY            HELD BY
        AND AGE                FUND      SERVED (1)            DURING PAST 5 YEARS              TRUSTEE              TRUSTEE
     -------------         -----------   ----------            -------------------            -----------         -------------
Charles R. Nelson          Trustee       Since 1981   Professor of Economics, University of      83                   None
(Age 62)                                              Washington, since January, 1976; Ford
Department of Economics                               and Louisa Van Voorhis Professor of
University of Washington                              Political Economy, University of
Seattle, WA 98195                                     Washington, since September, 1993
                                                      (formerly Director, Institute for
                                                      Economic Research, University of
                                                      Washington from September, 2001 to
                                                      June, 2003) Adjunct Professor of
                                                      Statistics, University of Washington,
                                                      since September, 1980; Associate
                                                      Editor, Journal of Money Credit and
                                                      Banking, since September, 1993;
                                                      consultant on econometric and
                                                      statistical matters.

John J. Neuhauser          Trustee       Since 1985   Academic Vice President and Dean of        86(3)      Saucony, Inc.
(Age 63)                                              Faculties since August, 1999, Boston                  (athletic footwear)
84 College Road                                       College (formerly Dean, Boston
Chestnut Hill, MA                                     College School of Management from
02467-3838                                            September, 1977 to August, 1999).

Patrick J. Simpson         Trustee       Since 2000   Partner, Perkins Coie LLP. (law            83                   None
(Age 61)                                              firm).
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128

Thomas E. Stitzel          Trustee       Since 1998   Business Consultant since 1999             83                   None
(Age 69)                                              (formerly Professor of Finance from
2208 Tawny Woods Place                                1975 to 1999, College of Business,
Boise, ID 83706                                       Boise State University); Chartered
                                                      Financial Analyst.

                                                                                               NUMBER OF
                                           TERM OF                                             PORTFOLIOS
                                         OFFICE AND                                             IN FUND               OTHER
                           POSITION(S)    LENGTH OF                 PRINCIPAL                   COMPLEX           DIRECTORSHIPS
     NAME, ADDRESS          HELD WITH       TIME                  OCCUPATION(S)               OVERSEEN BY            HELD BY
        AND AGE                FUND      SERVED (1)            DURING PAST 5 YEARS              TRUSTEE              TRUSTEE
     -------------         -----------   ----------            -------------------            -----------         -------------
Thomas C. Theobald         Trustee and   Since 1996   Partner and Senior Advisor, Chicago        83         Anixter International
(Age 68)                   Chairman of                Growth Partners (private equity                       (network support
8 Sound Shore Drive        the Board                  investing) since September, 2004                      equipment distributor);
Suite 285                                             (formerly Managing Director, William                  Ventas, Inc. (real
Greenwich, CT 06830                                   Blair Capital Partners (private                       estate investment
                                                      equity investing) from September,                     trust); Jones Lang
                                                      1994 to September, 2004).                             LaSalle (real
                                                                                                            estate management
                                                                                                            services) and Ambac
                                                                                                            Financial Group
                                                                                                            (financial insurance
                                                                                                             underwriter)

Anne-Lee Verville          Trustee       Since 1998   Retired since 1997 (formerly General       83         Chairman of the
(Age 60)                                              Manager, Global Education Industry,                   Board of Directors,
359 Stickney Hill Road                                IBM Corporation (computer and                         Enesco Group, Inc.
Hopkinton, NH 03229                                   technology) from 1994 to 1997).                       (designer, importer
                                                                                                            and distributor of
                                                                                                            giftware and
                                                                                                            collectibles)

Richard L. Woolworth       Trustee       Since 1991   Retired since December 2003 (formerly      83         Northwest Natural
(Age 64)                                              Chairman and Chief Executive Officer,                 Gas Co. (natural
100 S.W. Market Street                                The Regence Group (regional health                    gas service provider)
#1500                                                 insurer); Chairman and Chief
Portland, OR 97207                                    Executive Officer, BlueCross
                                                      BlueShield of Oregon; Certified
                                                      Public Accountant, Arthur Young &
                                                      Company)

INTERESTED TRUSTEES:

                                                                             NUMBER OF
                                      TERM OF                                PORTFOLIOS
                                    OFFICE AND                                IN FUND           OTHER
                      POSITION(S)    LENGTH OF           PRINCIPAL            COMPLEX       DIRECTORSHIPS
   NAME, ADDRESS       HELD WITH       TIME            OCCUPATION(S)        OVERSEEN BY        HELD BY
      AND AGE            FUNDS      SERVED (1)      DURING PAST 5 YEARS       TRUSTEE          TRUSTEE
   -------------      -----------   ----------   ------------------------   -----------   ----------------
William E. Mayer(2)     Trustee     Since 1994   Partner, Park Avenue          86(3)      Lee Enterprises
(Age 65)                                         Equity Partners (private                 (print media),
399 Park Avenue                                  equity) since February,                  WR Hambrecht +
Suite 3204                                       1999 (formerly Partner,                  Co. (financial
New York, NY 10022                               Development Capital LLC                  service
                                                 from November 1996 to                    provider); First
                                                 February, 1999).                         Health
                                                                                          (healthcare);
                                                                                          Reader's Digest
                                                                                          (publishing);
                                                                                          OPENFIELD
                                                                                          Solutions
                                                                                          (retail industry
                                                                                          technology
                                                                                          provider)

(1) In October 2003, the trustees of the Liberty Funds and Stein Roe Funds were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds.

PRINCIPAL OFFICERS:

                                             TERM OF
                           POSITION(S)      OFFICE AND              PRINCIPAL
    NAME, ADDRESS           HELD WITH       LENGTH OF            OCCUPATION(S)
       AND AGE                 FUND        TIME SERVED        DURING PAST 5 YEARS
    -------------          ----------      -----------        -------------------
Christopher L. Wilson       President       Since 2004   Head of Mutual Funds since
(Age 48)                                                 August, 2004 and Managing
One Financial Center                                     Director of the Advisor
Boston, MA 02111                                         since September, 2005;
                                                         President of the Columbia
                                                         Funds, Liberty Funds and
                                                         Stein Roe Funds since
                                                         October, 2004; President and
                                                         Chief Executive Officer of
                                                         the Nations Funds since
                                                         January, 2005; President of
                                                         the Galaxy Funds since
                                                         April, 2005; Director of
                                                         Bank of America Global
                                                         Liquidity Funds, plc since
                                                         May, 2005; Director of Banc
                                                         of America Capital
                                                         Management (Ireland),
                                                         Limited since May, 2005;
                                                         Director of FIM Funding,
                                                         Inc. since January, 2005;
                                                         Senior Vice President of
                                                         Columbia Management
                                                         Distributors, Inc. since
                                                         January, 2005; Director of
                                                         Columbia Management
                                                         Services, Inc. since
                                                         January, 2005

                                             TERM OF
                           POSITION(S)      OFFICE AND              PRINCIPAL
    NAME, ADDRESS           HELD WITH       LENGTH OF            OCCUPATION(S)
       AND AGE                 FUND        TIME SERVED        DURING PAST 5 YEARS
    -------------          ----------      -----------        -------------------
                                                         (formerly Senior Vice
                                                         President of Columbia
                                                         Management from January,
                                                         2005 to August, 2005; Senior
                                                         Vice President of BACAP
                                                         Distributors LLC from
                                                         January, 2005 to July, 2005;
                                                         President and Chief
                                                         Executive Officer, CDC IXIS
                                                         Asset Management Services,
                                                         Inc. from September, 1998 to
                                                         August, 2004).

J. Kevin Connaughton        Treasurer       Since 2000   Treasurer of the Columbia
(Age 41)                                                 Funds since October, 2003
One Financial Center                                     and of the Liberty Funds,
Boston, MA 02111                                         Stein Roe Funds and All-Star
                                                         Funds since December, 2000;
                                                         Managing Director of the
                                                         Advisor since September,
                                                         2005 (formerly Vice
                                                         President of Columbia
                                                         Management from April, 2003
                                                         to August, 2005; President
                                                         of the Columbia Funds,
                                                         Liberty Funds and Stein Roe
                                                         Funds from February, 2004 to
                                                         October, 2004; Chief
                                                         Accounting Officer and
                                                         Controller of the Liberty
                                                         Funds and of the All-Star
                                                         Funds from February, 1998 to
                                                         October, 2000); Treasurer of
                                                         the Galaxy Funds since
                                                         September, 2002; Treasurer,
                                                         Columbia Management
                                                         Multi-Strategy Hedge Fund,
                                                         LLC since December, 2002
                                                         (formerly Vice President of
                                                         Colonial Management
                                                         Associates, Inc. from
                                                         February, 1998 to October,
                                                         2000).

Mary Joan Hoene            Senior Vice      Since 2004   Senior Vice President and
(Age 56)                  President and                  Chief Compliance Officer of
100 Federal Street      Chief Compliance                 the Columbia Funds, Liberty
Boston, MA 02110             Officer                     Funds, Stein Roe Funds and
                                                         All-Star Funds since August,
                                                         2004; Chief Compliance
                                                         Officer of the Columbia
                                                         Management Multi-Strategy
                                                         Hedge Fund, LLC since
                                                         August, 2004; Chief
                                                         Compliance Officer of the
                                                         BACAP Alternative
                                                         Multi-Strategy Hedge Fund
                                                         LLC since October, 2004
                                                         (formerly Partner, Carter,
                                                         Ledyard & Milburn LLP from
                                                         January, 2001 to August,
                                                         2004; Counsel, Carter,
                                                         Ledyard & Milburn LLP from
                                                         November, 1999 to December,
                                                         2000; Vice President and
                                                         Counsel, Equitable Life
                                                         Assurance Society of the
                                                         United States from April,
                                                         1998 to November, 1999).

Michael G. Clarke       Chief Accounting    Since 2004   Chief Accounting Officer of
(Age 36)                     Officer                     the Columbia Funds, Liberty
One Financial Center                                     Funds, Stein Roe Funds and
Boston, MA 02111                                         All-Star Funds since
                                                         October, 2004; Managing
                                                         Director of the Advisor
                                                         since September, 2005
                                                         (formerly Controller of the
                                                         Columbia Funds, Liberty
                                                         Funds, Stein Roe Funds and
                                                         All-Star Funds from May,
                                                         2004 to October, 2004;
                                                         Assistant Treasurer from
                                                         June, 2002 to May, 2004;
                                                         Vice President, Product
                                                         Strategy & Development of
                                                         the Liberty Funds and Stein
                                                         Roe Funds from February,
                                                         2001 to June, 2002;
                                                         Assistant Treasurer of the
                                                         Liberty Funds, Stein Roe
                                                         Funds and the All-Star Funds
                                                         from

                                             TERM OF
                           POSITION(S)      OFFICE AND              PRINCIPAL
    NAME, ADDRESS           HELD WITH       LENGTH OF            OCCUPATION(S)
       AND AGE                 FUND        TIME SERVED        DURING PAST 5 YEARS
    -------------          ----------      -----------        -------------------
                                                         August, 1999 to February,
                                                         2001; Audit Manager,
                                                         Deloitte & Toche LLP from
                                                         May, 1997 to August, 1999).

Jeffrey R. Coleman         Controller       Since 2004   Controller of the Columbia
(Age 36)                                                 Funds, Liberty Funds, Stein
One Financial Center                                     Roe Funds and All-Star Funds
Boston, MA 02111                                         since October, 2004
                                                         (formerly Vice President of
                                                         CDC IXIS Asset Management
                                                         Services, Inc. and Deputy
                                                         Treasurer of the CDC Nvest
                                                         Funds and Loomis Sayles
                                                         Funds from February, 2003 to
                                                         September, 2004; Assistant
                                                         Vice President of CDC IXIS
                                                         Asset Management Services,
                                                         Inc. and Assistant Treasurer
                                                         of the CDC Nvest Funds from
                                                         August, 2000 to February,
                                                         2003; Tax Manager of PFPC,
                                                         Inc. from November, 1996 to
                                                         August, 2000).

R. Scott Henderson          Secretary       Since 2004   Secretary of the Columbia
(Age 46)                                                 Funds, Liberty Funds and
One Financial Center                                     Stein Roe Funds since
Boston, MA 02111                                         December, 2004 (formerly Of
                                                         Counsel, Bingham McCutchen
                                                         from April, 2001 to
                                                         September, 2004; Executive
                                                         Director and General
                                                         Counsel, Massachusetts
                                                         Pension Reserves Investment
                                                         Management Board from
                                                         September, 1997 to March,
                                                         2001).

Role of the Board of Trustees

     The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with service providers for the Funds and review the Fund's performance. The Trustees have created several committees to perform specific functions for the Funds. Mr. Theobald was elected Chairman of the Board of Trustees of the Liberty Funds, Stein Roe Funds and Columbia Funds effective December, 2003.

AUDIT COMMITTEE

     Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Fund. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent registered public accounting firm, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Fund and certain service providers. For the fiscal year ended July 31, 2005, the Audit Committee convened nine times.

GOVERNANCE COMMITTEE

     Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Fund. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustees positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisor. The Governance Committee will consider candidates for Trustees recommended by shareholders. Written recommendations with supporting information should be directed to the Committee, in care of the Fund. For the fiscal year ended July 31, 2005, the Governance Committee convened six times.

ADVISORY FEES & EXPENSES COMMITTEE

     Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended July 31, 2005, the Advisory Fees & Expenses Committee convened nine times.

COMPLIANCE COMMITTEE

     Ms. Kelly, Messrs. Nelson, Simpson and Stitzel and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Fund. Mr. Stitzel became a member of the Compliance Committee on May 8, 2005. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended July 31, 2005, the Compliance Committee convened three times.

INVESTMENT OVERSIGHT COMMITTEES

     Each Trustee of the Fund also serves on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Fund Complex and gives particular consideration to such matters as the funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the funds attend IOC meetings from time to time to assist each IOC in its review of the funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Fund Complex that they review:

     IOC# 1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and Municipal.

     IOC# 2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income--Multi Sector, Fixed Income--Core and Young Investor.

     IOC# 3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

     IOC# 4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the following asset categories: Large/Multi-Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2005 of (i) the Fund and (ii) all of the funds in the Fund
Complex:

DISINTERESTED TRUSTEES:

                                                            JANET                   DR.
                                              DOUGLAS A.  LANGFORD    RICHARD     CHARLES      JOHN J.
NAME OF FUND                                    HACKER      KELLY    W. LOWRY   R. NELSON   NEUHAUSER
------------                                  ---------   --------   --------   ---------   ---------
CMG Small Cap Fund ........................    $[___]      $[___]      $[___]     $[___]      $[___]
Aggregate dollar range of equity securities
   owned in all Funds overseen by Trustee
   in Fund Complex: .......................    $[___]      $[___]      $[___]     $[___]      $[___]

                                                           THOMAS
                                               PATRICK       E.        THOMAS      ANNE-LEE      RICHARD
NAME OF FUND                                  J. SIMPSON   STITZEL   C. THEOBALD   VERVILLE   L. WOOLWORTH
------------                                  ----------   -------   -----------   --------   ------------
CMG Small Cap Fund.........................     $[___]     $[___]      $[___]       $[___]       $[___]
Aggregate dollar range of equity securities
   owned in all Funds overseen by Trustee
   in Fund Complex:........................     $[___]     $[___]      $[___]       $[___]       $[___]

INTERESTED TRUSTEES:

NAME OF FUND                                  WILLIAM E. MAYER
------------                                  ----------------
CMG Small Cap Fund.........................        $[___]
Aggregate dollar range of equity securities
   owned in all Funds overseen by Trustee
   in Fund Complex:........................        $[___]

     As of December 31, 2005, [none] of the disinterested Trustees or nominees or members of their immediate families owned any securities of the Advisor or any other entity directly or indirectly controlling, controlled by, or under common control with the Advisor.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

     The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Fund's portfolio managers managed as of the Fund's fiscal year-end.

                           OTHER SEC-REGISTERED
                         OPEN-END AND CLOSED-END        OTHER POOLED
                                  FUNDS             INVESTMENT VEHICLES       OTHER ACCOUNTS
                        -------------------------   -------------------   ------------------------
                        Number of                   Number of             Number of
PORTFOLIO MANAGER       accounts       Assets        accounts   Assets    accounts       Assets
-----------------       ---------   -------------   ---------   -------   ---------   ------------
Kenneth A. Korngiebel       7       $1.13 billion       0         $0         47       $448 million

OWNERSHIP OF SECURITIES

     The table below shows the dollar ranges of shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of the Fund's most recent fiscal year:

                        DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(S)
PORTFOLIO MANAGER                       BENEFICIALLY OWNED
-----------------       ------------------------------------------------
Kenneth A. Korngiebel                          None

COMPENSATION

     As of the Fund's most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing the manager's three- and five-year performance. The Advisor may also consider the portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

PORTFOLIO MANAGER       PERFORMANCE BENCHMARK              PEER GROUP
-----------------       ---------------------              ----------
Kenneth A. Korngiebel    Russell 2000 Growth    Morningstar Small Growth Category

     The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.

POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS

     Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

     The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

     - The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

     - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

     - The trading of other accounts could be used to benefit higher-fee accounts (front- running).

     - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

     Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

     A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

     "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds' Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

     Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

     A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

     A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and each Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund.

Approval of Investment Advisory Contract

     The Fund has entered into a separate investment advisory contract with the Advisor. The existing contract for the Fund was considered and approved by the Board and the disinterested Trustees at an in-person meeting held on October 12, 2005. The investment advisory contract is subject to annual approval of the Trustees, including a majority of disinterested Trustees. In determining the reasonableness of the advisory fees under the contract, the Trustees considered several factors, including:

     - The nature and quality of services provided to the Fund's shareholders,

     -    The profitability of the advisory contract for the Advisor,

     - Fall -out benefits realized by the Advisor from services as advisor to the Fund,

     -    A comparison of fee structures with other mutual funds, and

     - The existence of economies of scale with respect to the provision of investment advice to the Fund.

     In reviewing the quality of services provided by the Adviser, the Board reviewed the performance and expense rankings of the Fund as compared to its peers, based upon information compiled by Lipper, Inc. The Board reviewed the following information: (1) total expense rankings within the Fund's expense group, (2) actual management fee rankings of the Fund within its expense group,
(3) contractual management fee rankings of the Fund within its expense group and
(4) performance rankings within the Fund's peer universe for the one-, three-, five- and ten-year periods. In addition, the Board reviewed data for the Fund comparing various return rankings of the Fund versus the Fund's actual management or total expense ranking. From this information, an overall Fund assessment ranking is made for the Fund, and the Fund received a satisfactory ranking by the Board.

     The Trustees also reviewed data related to the profitability of the Advisor with respect to its contract with each of the funds in the Trust. The Trustees considered the additional benefits to the Advisor as a result of its relationship with the funds in the Trust. The Trustees also considered the benefits to affiliates of the Advisor as the result of its management of the funds in the Trust.

     After considering these and other factors, and the Fund's specific circumstances, the Trustees concluded that the Fund's advisory contract with the Advisor was reasonable for the Fund and in the best interests of shareholders. During their deliberation, the Trustees requested from the Advisor all information reasonably necessary for the Trustees to evaluate the advisory contract for the Funds. The disinterested Trustees were also assisted by, and met separately with, their independent counsel.

     See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Advisor and the Fund's investment advisory contract.

Trustee Compensation

     The Trustees serve as Trustees of all 83 registered investment companies managed by the Advisor for which each Trustee receives a retainer at the annual rate of $45,000, anattendance fee of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Beginning in December, 2003, Mr. Theobald began serving as the Chairman of the Board. As the independent chairman of the board, Mr. Theobald receives a supplemental retainer at the annual rate of $100,000; the chair of the Audit Committee receives a supplemental retainer at the annual rate of $10,000; the chair of each other committee receives a supplemental retainer at the annual rate of $5,000. Members of each committee, except the Audit Committee, receive $1,500 for each committee meeting. Each Audit Committee member receives receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

     The following table sets forth the compensation paid to the Trustees by the Fund for the fiscal year ended July 31, 2005 and by the Fund Complex as a whole for the calendar year ended December 31, 2005. The Trust does not currently provide pension or retirement plan benefits to the Trustees.

DISINTERESTED TRUSTEES

                                     AGGREGATE
                                 COMPENSATION FROM    TOTAL COMPENSATION FROM
TRUSTEE                                FUND                FUND COMPLEX(1)
-------                          ------------------   -----------------------
Douglas A. Hacker.............         $  627                  $[___]
Janet Langford Kelly .........         $  707                  $[___]
Richard W. Lowry..............         $  579                  $[___]
Charles R. Nelson.............         $  639                  $[___]
John J. Neuhauser.............         $  599                  $[___]
Patrick J. Simpson(2).........         $  603                  $[___]
Thomas E. Stitzel.............         $  665                  $[___]
Thomas C. Theobald(3) ........         $1,062                  $[___]
Anne -Lee Verville(4).........         $  695                  $[___]
Richard L. Woolworth..........         $  587                  $[___]

INTERESTED TRUSTEES

                               AGGREGATE COMPENSATION   TOTAL COMPENSATION FROM
                                        FROM                      FUND
TRUSTEE                                 FUND                   COMPLEX(1)
-------                        ----------------------   ------------------------
William E. Mayer ...........            $665                      $[___]

----------
(1) As of December 31, 2005, the Fund Complex consisted of 127 open-end and 11 closed-end management investment company portfolios.

(2) During the fiscal year ended July 31, 2005, and the calendar year ended December 31, 2005, Mr. Simpson deferred $603 of his compensation from the Fund, and $[___]of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2005 the value of Mr. Simpson's account under the plan was $[___].

(3) During the fiscal year ended July 31, 2005, and the calendar year ended December 31, 2005, Mr. Theobald deferred $721 of his compensation from the Fund, and $[___]of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Mr. Theobald's account under that plan was $[___].

(4) During the fiscal year ended July 31, 2005, and the calendar year ended December 31, 2005, Ms. Verville deferred $51 of her compensation from the Fund, and $[___]of her total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Ms. Verville's account under the plan was $[___].

Fees Paid to Officers

     With the exception of one officer, all officers of the Fund are employees of the Advisor or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer position. The Fund's fee will not exceed $15,000 per year.

Share Ownership

     As of record on October 31, 2005, the officers and Trustees of the Fund as a group, beneficially owned less than 1% of the then total outstanding shares of the Fund.

     As of record on October 31, 2005, to the knowledge of the Trust, the following shareholders of record owned 5% or more of the then outstanding shares of the Fund:

                                    PERCENTAGE OF SHARES
                                    BENEFICIALLY OWNED AT
NAME AND ADDRESS                      OCTOBER 31, 2005
----------------                    ---------------------
NORTHERN TRUST CO TTEE                     34.32%(*)
FBO PPPI
PECHAINEY PLASTIC PACK & CONTAIN
50 S. LASALLE ST
CHICAGO, IL 60675-0001

BANK OF AMERICA NA                         15.60%
ATTN FUNDS ACCOUNTING
411 N. AKARD ST
DALLAS, TX 75201-3307

US TRUST COMPANY                           14.25%
OREGON COMMUNITY FOUNDATION
4380 SW MACADAM STE 450
PORTLAND, OR 97239-6407

UNION BANK TR NOMINEE                      10.11%
LOCALS 302/316 OPERATING ENGINRS
EMPLOYERS RETIREMENT FD-EQUITY
PO BOX 85484
SAN DIEGO, CA 92186-5484

WASHINGTON TRUST BANK EA-WCIW               9.36%
PENSION TRUST
C/O MARSHALL & ILSLEY TRUST CO NA
1000 N. WATER ST
MILWAUKEE, WI 53202-6648

USB FBO                                     6.16%
TIMBER OPERATORS COUNCIL RET PL
PO BOX 1787
MILWAUKEE, WI 53201-1787

(*) As of record on October 31, 2005, this shareholder owned 25% or more of the then outstanding shares of the Fund indicated and, therefore, may be deemed to "control" the Fund.

Proxy Voting Policies and Procedures

     The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund.

     The Advisor's policy is to vote all proxies for each client's securities in a manner considered by the Advisor to be in the best interest of its clients, including the Fund and its shareholders, without regard to any benefit to the Advisor or its affiliates. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

     The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, or its other clients or certain other persons. A member of the Proxy Committee is prohibited from voting on any proposal with respect to which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

     The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is proposals requiring special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

     The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board/chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO should not be held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnification (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

     The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

     The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than election of directors, selection of accountants), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights, and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

     In addition, if a portfolio manager or other party involved with an Advisor client or a Fund account concludes that the interest of the client or the Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders or any other matter known to the person that would create a potential conflict of interest.

     The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

     The Advisor's Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of equity investments, equity research, compliance and legal. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, the Proxy Committee's functions include annual review of the Advisor's Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and to develop and modify voting guidelines and procedures as it deems appropriate or necessary.

     The Advisor uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

      The actual voting records of the Funds relating to portfolio securities during the 12-month period ended June 30 are available without charge, upon request, by calling 1-800-547-1037, or by accessing the SEC's website at http://www.sec.gov. The Advisor's proxy voting guidelines and procedures are included in this Statement of Additional Information as Appendix I.

                       DISCLOSURE OF PORTFOLIO INFORMATION

     The Trustees of the Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, the Advisor, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com,
(2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Funds' policies are described below. The Trustees shall be updated as needed regarding the Funds' compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of the Advisor and its affiliates. The Funds' policies prohibit the Advisor and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Funds' shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

PUBLIC DISCLOSURES

     The Funds' portfolio holdings are currently disclosed to the public through required filings with the SEC and the Funds' website at www.columbiamanagement.com. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Funds' fiscal year). Shareholders may obtain the Funds' Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Funds' Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

     The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiamanagement.com, as disclosed in the following table:

                                               FREQUENCY OF
   TYPE OF FUND        INFORMATION PROVIDED     DISCLOSURE      DATE OF WEB POSTING
   ------------        --------------------    ------------     -------------------
   Equity Funds      Full portfolio holdings      Monthly     30 calendar days after
                     information.                             month-end.
Fixed Income Funds   Full portfolio holdings     Quarterly    60 calendar days after
                     information.                             quarter-end

     The scope of the information provided relating to the Funds' portfolios that is made available on the website may change from time to time without prior notice.

     For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business day after month-end. Shareholders may request such information by writing or calling the Fund's distributor, Columbia Management Distributors, Inc.

     A Fund, the Advisor or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

OTHER DISCLOSURES

     The Funds' policies provide that non-public disclosures of the Funds' portfolio holdings may be made if (1) a Fund has a legitimate business purpose for making such disclosure, (2) a Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

     The Funds periodically disclose its portfolio information on a confidential basis to various service providers that require such information in order to assist the Funds with their day-to-day business affairs. In addition to The Advisor and its affiliates, these service providers include the Funds' custodian and sub-custodians, the Funds' independent registered public accounting firm, legal counsel, financial printers (R.R. Donnelley & Sons and Bowne & Co., Inc.), the Fund's proxy voting service provider (Alamo Direct Mail Services, Inc.), the Funds' proxy solicitor (Georgeson Shareholder Communications Inc.), rating agencies that maintain ratings on certain Columbia Funds (Fitch, Inc.) and service providers that support the Advisor's trading systems (InvestorTool, Inc. and Thomson Financial). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. A Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

     Certain clients of the Funds' investment adviser(s) may follow a strategy similar to that of the Funds, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Funds.

              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES

     The investment advisor to the Fund is Columbia Management Advisors, LLC (the "Advisor"). The Advisor has entered into an investment contract with the Fund. Pursuant to the investment contract the Advisor provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest.

     The Advisor provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to Trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested Trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.

     For its services provided to the Fund, the Advisor charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for the Fund equals the annual rate of 0.75 of 1% of its daily net assets. Advisory fees paid by the Fund to the Advisor were $837,140 for the fiscal year ended July 31, 2005, $2,528,059 for the fiscal year ended July 31, 2004, $1,402,493 for the fiscal period ended July 31, 2003, and $2,238,619 and $1,804,550 for fiscal years ended October 31, 2002, and 2001, respectively.

Transfer Agent Agreement

     Columbia Management Services, Inc. ("CMS") acts as transfer agent, dividend disbursing and shareholders' servicing agent for the Fund. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. Effective November 1, 2005, the Fund entered into a Transfer, Dividend Disbursing and Shareholders' Servicing Agent Agreement with CMS, under which CMS will provide transfer agency, dividend disbursing and shareholders' servicing agency services to the Fund. CMS has retained the services of Boston Financial Data Services, Inc. and DST Systems, Inc. to provide certain services for the Fund. The transfer agent fee is an annual charge of $15.23 per open account. The Fund will also pay for certain reimbursable out-of-pocket expenses as set forth in the agreement. There is no minimum aggregate fee payable by the Fund to CMS for transfer agent services. The transfer agent fees paid to CMS for the fiscal year ended July 31, 2005 under the prior transfer agent agreement was $500.

Pricing and Bookkeeping Agreement

     The Advisor performs certain pricing and bookkeeping services for the Fund pursuant to a Pricing and Bookkeeping Agreement dated November 1, 2005 (the "Agreement"). Under the terms of the Agreement, the Advisor (a) provides fund accounting and financial reporting oversight of State Street Bank and Trust Company ("State Street"), who provides the daily fund accounting and financial reporting services; (b) maintains and preserves in a secure manner the accounting records of the Funds; and (c) provides disaster planning.

Administrative Agreement

     The Advisor provides certain administrative services to the Fund. Effective November 1, 2005, the Fund entered into an Administrative Agreement with the Advisor. Under the terms of the Administrative Agreement, the Advisor provides fund administration, including daily prospectus, investment restrictions and 1940 Act compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, and board reporting. The Advisor has delegated responsibility for certain administrative services to State Street.

Principal Underwriter

     Columbia Management Distributors, Inc. ("CMD"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., and an affiliate of the Advisor, is the principal underwriter for the Fund, and is authorized under a distribution agreement with the Trust to sell shares of the Fund. CMD does not charge any fees or commissions to the Fund or to investors of the Fund for the sale of shares of the Fund.

     Each of the Advisor, CMS and CMD are indirect wholly owned subsidiaries of Bank of America Corporation ("Bank America"). Bank America and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, Trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

     In addition to the commissions specified in a Fund's prospectus and this SAI, CMD, or its advisory affiliates, from their own resources, may make cash payments to financial service firms ("FSFs") that agree to promote the sale of shares of funds that CMD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CMD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

     Subject to applicable rules, CMD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

     In addition, CMD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

     In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

     CMD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

1st Global Capital Corp
401 Company
ABN AMRO Trust Services
ADP Retirement Services
Advest
AEGON/Transamerica
AG Edwards
American Century Services
American Express
AMG
AON Consulting
AST Trust Company
Banc of America Investment Services
BancOne
Bear Stearns
Benefit Plan Administrators
Bidwell & Company
BNY Clearing
C N A Trust
Charles Schwab
CIBC Oppenheimer
Citigroup Global Markets
CitiStreet Associates LLC
City National Bank
City of Milwaukee
Columbia Trust Company
Commonwealth Financial
Compensation & Capital
CPI Qualified Plan Consultants
Daily Access Concepts
Davenport & Company
Delaware Investments
Digital Retirement Solutions
Discover Brokerage
Dreyfus/Mellon
Edgewood Services
Edward Jones
E-Trade,

ExpertPlan
FAS Liberty Life Spectrum
Ferris Baker Watts
Fidelity
Financial Data Services
Franklin Templeton
Freeman Welwood
Gem Group
Great West Life
Hewitt Associates LLC
Huntington Bank
ING
Intermountain Health Care
Investmart, Inc.
Investment Manager Services (IMS)
Janney Montgomery Scott
JJB Hilliard Lyons
JP Morgan/American Century
Kenney Investments
Kirkpatrick Pettis Smith Polian Inc
Legg Mason Wood Walker
Liberty Life
Lincoln Financial
Lincoln Life
Linsco Private Ledger
M & T Securities
Marquette Trust Company
Mass Mutual Life
Matrix Settlement & Clearance Services (MSCS)
McDonald Investments
Merrill Lynch
MetLife
MFS
Mfund Trax
MidAtlantic Capital
Milliman USA
Morgan Keegan
Morgan Stanley Dean Witter
PFPC
Nationwide Investment Services
Neuberger Berman Mgmt
NFP Securities
NSD -NetStock Sharebuilder
NYLife Distributors
Optimum Investment Advisors
Orbitex
Pershing LLC
Phoenix Home Life
Piper Jaffray
PNC
PPI Employee Benefits

Private Bank & Trust
Prudential
Putnam Investments
Raymond James
RBC Dain Rausher
Robert W Baird
Royal Alliance
RSM McGladrey Inc.
Safeco
Scott & Stringfellow
Scudder Investments
Security Benefit
Segall Bryant Hamill
South Trust Securities
Southwest Securities
Standard Insurance
Stanton Group
State of NY Deferred Compensation Plan
Stephens, Inc.
Stifel Nicolaus & Co
Strong Capital
Sungard T Rowe Price
Trustar Retirement Services
Trustlynx/Datalynx
UBS Financial Services
USAA Investment Management
Vanguard
Wachovia
TD Waterhouse
Webster Investment Services
Wells Fargo
Wilmington Trust

PLEASE CONTACT YOUR FSF OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY
RECEIVE.

                             PORTFOLIO TRANSACTIONS

     The Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund's transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held less than one year, shareholders will be subject to taxes at ordinary income rates. See "TAXES" in this Statement of Additional Information.

     The Fund may purchase its portfolio securities through a securities broker and pay the broker a commission, or it may purchase the securities directly from a dealer that acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Fund may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter.

     Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where brokerage fees are involved. Additional factors considered by the Advisor in selecting brokers to execute a transaction include: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Advisor on a continuing basis; and (vii) reasonableness of commission.

     Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of commission another broker or dealer would have charged for effecting a transaction may be paid by the Fund if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

     The Advisor receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Advisor does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Advisor's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Advisor for its research.

     The Advisor may use the Fund's commissions to acquire third party research and products that are not available through its full service brokers. In these arrangements, the Advisor pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Advisor. Proposed research to be acquired in this manner must be approved by the Advisor's Chief Investment Officer for West Coast Operations who is responsible for determining that the research provides appropriate assistance to the Advisor in connection with its investment management of the Fund and that the price paid for research services and products with broker commissions is fair and reasonable.

     The receipt of research services and products from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Advisor in carrying out its obligations to the Fund. Total brokerage commissions paid by the Fund were $1,164,781 for fiscal year ended July 31, 2005, $2,535,548 for fiscal year ended July 31, 2004, $1,237,992 for the fiscal period from November 1, 2002 to July 31, 2003, and $1,169,507 and $587,203 for fiscal years ended October 31, 2002, and 2001, respectively. Of the commissions paid in fiscal year 2005, the Fund paid $42,668 for third party research and products provided by brokerage firms.

     The Trust is required to identify any securities of its "regular brokers or dealers" that the Fund has acquired during its most recent fiscal year. At July 31, 2005, the Fund did not hold any securities of its regular brokers or dealers.

     The Advisor may use research services provided by and place agency transactions with affiliated broker-dealers, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.

     Investment decisions for the Fund are made independently from those of the other portfolios of the Trust or accounts managed by the Advisor or its affiliate, Columbia Trust Company (collectively, "Columbia"). All trading for Columbia accounts is performed by the Advisor pursuant to an Investment Advisory Contract with Columbia Trust Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Advisor may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis. When the Funds participate in an aggregated order, they participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Advisor may execute, buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Advisor shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

     Certain employees of the Advisor are also employees of affiliated investment advisors ("Shared Employees") within Columbia Management Group, the Advisor's direct owner. As a result of these arrangements, Shared Employees may provide investment advisory, trading and other investment services for client accounts of the Advisor and one or more other affiliated investment advisors. Columbia Management Group has determined that these Shared Employee arrangements promote more efficient use of internal resources and are in the best interests of clients on an overall basis.

     The Advisor is responsible for ensuring compliance by Shared Employees with all investment guidelines, compliance policies and procedures, and applicable rules and regulations while Shared Employees are acting for the Advisor's clients.

     The Advisor and its affiliated advisors maintain policies reasonably designed to ensure fairness for all clients with accounts served by Shared Employees. The Advisor will monitor all Shared Employee arrangements to ensure that these arrangements continue to be in the best interest of clients considering the potential disadvantages.

     The Advisor's investment personnel will share general and specific investment information with affiliated investment advisors. Information is shared at periodic meetings of investment teams, by distribution of formal recommendations by investment analysts, and through informal discussions among investment personnel.

     The Advisor will also share with affiliated advisors research products and services provided by broker-dealers through whom the Advisor effects transactions for client accounts, and whom the Advisor may cause to receive higher commissions from the Advisor's clients in recognition of the provision of such products and services. The research products and services shared will assist the Advisor and its affiliated advisors in providing investment management services generally to their clients, but may not necessarily assist with the management for any particular client or clients of the Advisor, including the Funds. As a result of this policy, trades effected on behalf of the Advisor's clients may benefit affiliated advisors and their clients, and trades effected on behalf of clients of affiliated advisors may benefit the Advisor and its clients.

     The use of multiple trading locations could result in the Advisor and its affiliates competing against each other in the market. The Advisor's clients could receive less attractive prices for trades than clients of an affiliated advisor, and in certain cases client orders may be unfilled or only partially filled due to the orders for clients of an affiliated advisor. To the extent separate trading locations are used, clients of the Advisor and its affiliates will not realize efficiencies associated with aggregating orders, such as more favorable pricing for larger volume trades, for all Columbia Management Group companies.

     Where practical, transactions for accounts of the Advisor and one or more affiliated advisors for which a Shared Employee has investment discretion will be coordinated from each trading location. In these cases, a single broker will be used to execute the trade on behalf of each advisor's accounts. This practice may at times result in an increase in the time period it takes to fill a particular client's trade order, due to increased time for processing the trade or due to share allocations, and may lead to a smaller allocation for a client.

     Where practical, Shared Employees may also effect trades from one location, subjecting the trades to the trade allocation and other policies utilized for that location. To the extent that trades for clients of the Advisor are effected together with trades for clients of other affiliated advisors, this practice may result in smaller allocations for the Advisor's clients or result in clients of the Advisor obtaining less favorable prices on securities.

     Allocations among Columbia accounts to participate in initial public offerings ("IPOs") are made pursuant to IPO Allocation Priority Guidelines (the "Guidelines") established by the Columbia Investment Team. The Guidelines establish which accounts are eligible to participate in a particular IPO and what level of participation is permitted. Eligibility is based upon the market capitalization of the IPO and the capitalization focus of the account. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the IPO is not appropriate for his or her accounts or an individual account. A manager who declines to participate in an IPO in all of his or her eligible accounts must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts, for which an IPO opportunity is appropriate, will be made on a fair and equitable basis.

     The Fund, the Advisor, and CMD have adopted Codes of Ethics (the "Codes") pursuant to the requirements of the 1940 Act. These Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                       CAPITAL STOCK AND OTHER SECURITIES

     The Trust may establish separate series of investment portfolios under its Agreement and Declaration of Trust ("Declaration of Trust"), effective August 4, 2005. The Fund, CMG Short Term Bond Fund, CMG High Yield Fund, CMG Core Bond Fund, CMG International Bond Fund, CMG International Stock Fund, CMG Strategic Equity Fund, CMG Small/Mid Cap Fund, CMG Enhanced S&P 500 Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Core Plus Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG Intermediate Bond Fund, and CMG Ultra Short Term Bond Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of the Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

     Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of the Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES

     Investments in the Fund are made directly by high net worth individuals and institutional buyers, or by the Advisor in its role as discretionary investment advisor over a portion of the shareholder's assets. With respect to assets of an investment advisory client of the Advisor invested in the Fund, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Advisor (for the period during which the assets are invested in the Fund).

     If the Advisor is deemed to be a fiduciary with respect to a prospective shareholder of the Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Advisor on behalf of the shareholder. These conditions are set forth by the U.S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Advisor to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Advisor serves as an investment advisor if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Advisor under standards set forth by the U.S. Department of Labor in the Exemption.

     The second, independent fiduciary that must approve investments in the Fund by the Advisor must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of the Advisor as an investment advisor with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

     The transfer agent for the Fund may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled-usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisors concerning the tax consequences to them of the exchange.

REDEMPTIONS

     Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of the Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

     The Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES

     The net asset value ("NAV") per share of the Fund is determined by the Advisor, under procedures approved by the Trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Board of Trustees. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

     For purposes of calculating the NAV of the Fund's shares, the following procedures are utilized whenever applicable. The Fund's securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Certain securities for which daily market quotations are not readily available, or for which the Advisor believes the quotations do not accurately value the security in question, may be fair valued by the Advisor, pursuant to guidelines established by the Fund's Board of Trustees.

     Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will generally be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Fund's NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to value the security in light of that event. Such a determination would be made by the Fund's Valuation Committee using procedures approved by the Board of Trustees.

                                    CUSTODIAN

     The Fund's Custodian, for both domestic and foreign securities, is State Street Bank and Trust Company (the "Custodian"), 2 Avenue De Lafayette, Boston, MA 02111-2900. The Custodian holds all securities and cash of the Fund, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of the Fund, and performs other administrative duties, all as directed by authorized officers of the Advisor. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

     Portfolio securities purchased in the United States are maintained in the custody of the Fund's Custodian. Portfolio securities purchased outside the United States by the Fund are maintained in the custody of foreign banks, Trust companies, or depositories that have sub-custodian arrangements with the Custodian (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Fund has been approved by the Board of Trustees or, in the case of foreign securities, at the discretion of the Board of Trustees, by the Custodian, as a delegate of the Board of Trustees, all in accordance with regulations under the 1940 Act.

     The Advisor determines whether it is in the best interest of the Fund and its shareholders to maintain the Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding the Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodians, the Board of Trustees, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to the Fund's foreign sub-custodian arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, 02110-1707, serves as the Trust's independent registered public accounting firm and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.

                                      TAXES

Federal Income Taxes

     The Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and distributions would generally be taxable as ordinary dividend income to the shareholders. The Fund believes it satisfies the tests to qualify as a regulated investment company.

     To qualify as a regulated investment company for any taxable year, the Fund must, among other things:

     (a) derive at least 90% of its gross income from dividends; interest; payments with respect to securities loans; gains from the sale or other disposition of stock, securities, or foreign currencies; other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; or net income from an interest in qualified publicly traded partnerships (the "90% Test"); and

     (b) diversify its holdings so that at the end of each quarter (i) 50% or more of the market value of the assets of the Fund is represented by cash, government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in either the securities (other than government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements or the securities of one or more qualified publicly traded partnerships. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

     Part I of Subchapter M of the Code will apply to the Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends and exempt interest dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and 90% of its tax-exempt interest net of expenses attributable to such interest and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending on or after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

     The Trust currently has 20 portfolios, including the Fund. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each Fund as a separate corporation (provided that the Fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

     A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed as a "capital gain dividend" is taxed to the Fund at corporate capital gain tax rates. The policy of the Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

     If any net capital gains (i.e. the excess of net long-term capital gains over net short-term capital losses) are retained by the Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

     If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     Shareholders of the Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. As described below, as a result of 2003 legislation, qualifying dividend distributions to individual shareholders generally are taxed at the same rate that applies to long-term capital gains.

     Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. Such distributions are treated as net capital gain in the hands of a recipient and will not be eligible for the corporate dividends-received deduction. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income; however, as a result of 2003 legislation, for taxable years beginning on or before December 31, 2008, qualified dividend income distributions to individuals generally are taxed at the same rate that applies to long-term capital gains, subject to holding period requirements with respect to shareholders and the Fund as well as other requirements. For this purpose, long-term capital gain rates apply to the extent that the Fund receives dividends from domestic or qualifying foreign corporations and the Fund meets holding period and other requirements. Generally, a dividend received from a foreign corporation will not be treated as qualified dividend income if the foreign corporation is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company or, for taxable years of foreign corporations beginning on or before December 31, 2004, as a foreign personal holding company or a foreign investment company. If the aggregate qualified dividends received by the Fund during any taxable year are 95 percent or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

     Long-term capital gains rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning on or before December 31, 2008.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. The Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions that the Fund has designated to be treated as long-term capital gain.

     A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

     The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

     If the Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

     A special tax may apply to the Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

     The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2% of adjusted gross income. The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

     SPECIAL ASPECTS OF 90% TEST WITH RESPECT TO FOREIGN CURRENCY. For purposes of the 90% Test, foreign currency gains that are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

     Unless an exception applies, the Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 of the Code even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

     INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

     A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, foreign currency gains, and income from notional principal contracts. Passive income for this purpose does not include income received by the foreign corporation from active conduct of a banking or insurance business and certain income received from related persons.

NON-U.S. SHAREHOLDERS

     Capital gain dividends will not be subject to withholding of federal income tax. In general, dividends (other than Capital Gain Dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the recent legislation, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or
(z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Fund has not determined whether it will make such designations.

     If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     Recent legislation modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the legislation, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning on September 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

State Income Taxes

     The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

ADDITIONAL INFORMATION

     The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes. This discussion applies only to U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or tax statuses should consult their own tax advisors regarding special rules that may apply to them.

     Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                              SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

     The risk of the Fund incurring financial loss on account of another portfolio of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other portfolio was unable to meet its obligations.

                              SHAREHOLDER MEETINGS

     The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the shares (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

     The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

     At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund.

                              FINANCIAL STATEMENTS

     The Fund's most recent Annual Report to shareholders is a separate document. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                   APPENDIX I

                    COLUMBIA MANAGEMENT ADVISORS, LLC ("CMA")
                      PROXY VOTING POLICIES AND PROCEDURES
                 ADOPTED JULY 1, 2003 AND REVISED MARCH 4, 2005

POLICY:

ALL PROXIES(1) REGARDING CLIENT SECURITIES FOR WHICH COLUMBIA MANAGEMENT ADVISORS, LLC ("CMA") HAS ASSUMED AUTHORITY TO VOTE SHALL, UNLESS CMA DETERMINES IN ACCORDANCE WITH POLICIES STATED BELOW TO ABSTAIN FROM VOTING, BE VOTED IN A MANNER CONSIDERED BY CMA TO BE IN THE BEST INTEREST OF CMA'S CLIENTS, INCLUDING THE CMG FAMILY FUNDS(2) AND THEIR SHAREHOLDERS, WITHOUT REGARD TO ANY RESULTING BENEFIT OR DETRIMENT TO CMA OR ITS AFFILIATES. THE BEST INTEREST OF CLIENTS IS DEFINED FOR THIS PURPOSE AS THE INTEREST OF ENHANCING OR PROTECTING THE ECONOMIC VALUE OF CLIENT ACCOUNTS, CONSIDERED AS A GROUP RATHER THAN INDIVIDUALLY, AS CMA DETERMINES IN ITS SOLE AND ABSOLUTE DISCRETION. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, CMA SHALL VOTE AS THE CLIENT CLEARLY INSTRUCTS, PROVIDED CMA RECEIVES SUCH INSTRUCTIONS IN TIME TO ACT ACCORDINGLY.

CMA ENDEAVORS TO VOTE, IN ACCORDANCE WITH THIS POLICY, ALL PROXIES OF WHICH IT BECOMES AWARE, SUBJECT TO THE FOLLOWING EXCEPTIONS (UNLESS OTHERWISE AGREED) WHEN CMA EXPECTS TO ROUTINELY ABSTAIN FROM VOTING:

     1. PROXIES WILL USUALLY NOT BE VOTED IN CASES WHERE THE SECURITY HAS BEEN LOANED FROM THE CLIENT'S ACCOUNT.

     2. PROXIES WILL USUALLY NOT BE VOTED IN CASES WHERE CMA DEEMS THE COSTS TO THE CLIENT AND/OR THE ADMINISTRATIVE INCONVENIENCE OF VOTING THE SECURITY (E.G., SOME FOREIGN SECURITIES) OUTWEIGH THE BENEFIT OF DOING SO.

CMA SEEKS TO AVOID THE OCCURRENCE OF ACTUAL OR APPARENT MATERIAL CONFLICTS OF INTEREST IN THE PROXY VOTING PROCESS BY VOTING IN ACCORDANCE WITH PREDETERMINED VOTING GUIDELINES, AS STATED BELOW. FOR THOSE PROXY PROPOSALS THAT REQUIRE SPECIAL CONSIDERATION OR IN INSTANCES WHERE SPECIAL CIRCUMSTANCES MAY REQUIRE VARYING FROM THE PREDETERMINED GUIDELINES, THE CMG PROXY COMMITTEE WILL DETERMINE THE BEST INTEREST OF CMA'S CLIENTS AND VOTE ACCORDINGLY, WITHOUT CONSIDERATION OF ANY RESULTING BENEFIT OR DETRIMENT TO CMA OR ITS AFFILIATES.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interest. Citing this obligation, the SEC has adopted rules pursuant to the Investment Advisers Act of 1940 and Investment Company Act of 1940 with respect to proxy voting.

PROCEDURE:

----------
(1) The term "proxy" as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.

(2) A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, LLC

I. ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

SEPARATELY MANAGED ACCOUNTS

CMA shall vote proxies on securities held in its separately managed accounts.

COLUMBIA TRUST COMPANY (CTC) TRUST POOLS

CMA shall vote proxies on securities held in the trust pools.

CMG FAMILY FUNDS/CMA FUND TRUST

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

COLUMBIA PRIVATE PORTFOLIO

CMA shall vote proxies on securities held in its separately managed accounts.

ALTERNATIVE INVESTMENT GROUP

CMA's clients may invest in securities ("Alternative Investments") issued by alternative investment vehicles (i.e. hedge funds, private equity funds, and other alternative investment pools) that are structured as private limited partnerships ("LPs"), limited liability companies ("LLCs") or offshore corporations. Generally, CMA's Alternative Investment Group ("AIG") is the platform through which CMA provides advisory services relating to Alternative Investments.

The voting rights of Alternative Investments generally are rights of contract set forth in the limited liability company or limited partnership agreement, in the case of LLCs and LPs, or Memorandum and Articles of Association or By-laws, in the case of offshore corporations. Also, as privately placed securities, Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, proxies are not solicited regarding Alternative Investment vehicles. Instead, consents may be solicited from members, limited partners or shareholders.

Because of the unique characteristics of Alternative Investments, CMA has a tailored process for voting Alternative Investment proxies and consents.

Process

AIG will vote all Alternative Investment proxies and consents in accordance with this Policy. The committee voting AIG proxies consists of AIG senior management, investment and operations professionals. Conflicts of interest are to be monitored and resolved as set forth in this Policy.

II. PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the head of core equity, head of value, head of growth, head of income strategies, head of equity research and head of fixed income research. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf.

The Proxy Committee's functions shall include, in part,

     (a) direction of the vote on proposals where there has been a recommendation to the Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in

     Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;

     (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

     (c) review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

     (d) development and modification of Voting Procedures, as stated in Section V, as it deems appropriate or necessary.

The Proxy Committee shall establish a charter, which shall set forth the Committee's purpose, membership and operation. The Committee's charter shall be consistent, in all material respects, with this policy and procedure.

III. CONFLICTS OF INTEREST

With Other Bank of America Businesses

     Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.

Within CMA

Conflicts of interest may also arise from the business activities of CMA. For example, CMA might manage (or be seeking to manage) the assets of a benefit plan for an issuer. CMA may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or a CMG Family Fund, for which CMA serves as investment adviser, are to be voted for a client's account.

Management of Conflicts

     CMA's policy is to always vote proxies in the best interest of its clients, as a whole, without regard to its own self-interest or that of its affiliates. BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

     1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

     2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

     3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.

     4. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

          - To disclose to the chairperson of the Proxy Committee and the chairperson to the head of CMG Compliance any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA shall vote proxies. In the event the chairperson of the Proxy Committee has a conflict of interest regarding a given matter, he or she shall abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

          - To refrain from taking into consideration, in the decision as to whether or how CMA shall vote proxies:

                    - The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

                    - Any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC.

Where a material conflict of interest is determined to have arisen in the proxy voting process that may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, CMA's policy is to invoke one or more of the following conflict management procedures:

1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner that is free of the conflict.

2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include CMA's proxy voting agent.

3. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.

IV. VOTING GUIDELINES

A.   THE PROXY COMMITTEE HAS ADOPTED THE FOLLOWING GUIDELINES FOR VOTING
     PROXIES:

1.   Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

     - Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

          However, CMA generally will WITHHOLD votes from pertinent director nominees if:

               (i) the board as proposed to be constituted would have more than one-third of its members from management;

               (ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);

               (iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);

               (iv) a director serves on more than six public company boards;

               (v) the CEO serves on more than two public company boards other than the company's board.

          On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

     - Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

     - Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

     - Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

               -    Established governance standards and guidelines.

               - Full board composed of not less than two-thirds "independent" directors, as defined by applicable regulatory and listing standards.

               - Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

               - A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

               - Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

               - The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

     - Proposals that grant or restore shareholder ability to remove directors with or without cause.

     - Proposals to permit shareholders to elect directors to fill board vacancies.

     - Proposals that encourage directors to own a minimum amount of company stock.

     -    Proposals to provide or to restore shareholder appraisal rights.

     -    Proposals to adopt cumulative voting.

     -    Proposals for the company to adopt confidential voting.

CMA generally will vote AGAINST:

     - Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

     - Proposals that give management the ability to alter the size of the board without shareholder approval.

     - Proposals that provide directors may be removed only by supermajority vote.

     -    Proposals to eliminate cumulative voting.

     - Proposals which allow more than one vote per share in the election of directors.

     - Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     - Proposals that mandate a minimum amount of company stock that directors must own.

     -    Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

     - Director and officer indemnification and liability protection. CMA is opposed to entirely eliminating directors' and officers' liability for monetary damages for violating the duty of care. CMA is also opposed to expanding coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. CMA supports proposals which provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that he/she reasonably believed was in the best interests of the company, AND (ii) if the director's legal expenses would be covered.

     - Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

     - Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

2.   Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 10% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

     - Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

     -    Proposals asking a company to expense stock options.

     -    Proposals to put option repricings to a shareholder vote.

     - Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

CMA generally will vote AGAINST:

     - Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.

     - Proposals to authorize the replacement or repricing of out-of-the money options.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3.   Capitalization

CMA generally will vote FOR:

     - Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

          For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

     - Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

     - Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

     - Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

4.   Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5.   Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

     - CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     - CMA generally votes FOR shareholder proposals to eliminate a poison pill.

     - CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

     - CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote

     - CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

     - CMA will vote FOR proposals to opt out of control share acquisition statutes.

6.   Other Business Matters

CMA generally will vote FOR:

     - Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

     - Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

               -    Credible reason exists to question:

                    - The auditor's independence, as determined by applicable regulatory requirements.

                    - The accuracy or reliability of the auditor's opinion as to the company's financial position.

               - Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

     - Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

     - Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

     - Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

     - Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

     - Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

CMA will vote AGAINST:

     - Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

     - Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

     - Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

     - FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

     - FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7.   Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

     - Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

     - Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

     - Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

     - Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

     - Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position.

     - Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

8.   Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

     -    Board structure

     -    Attendance at board and committee meetings.

CMA will WITHHOLD votes from directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     - Ignore a shareholder proposal that is approved by a majority of shares outstanding;

     - Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

     -    Are interested directors and sit on the audit or nominating committee;
          or

     - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

     -    Past performance relative to its peers

     -    Market in which fund invests

     - Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

     - Past shareholder activism, board activity and votes on related proposals

     -    Strategy of the incumbents versus the dissidents

     -    Independence of incumbent directors; director nominees

     -    Experience and skills of director nominees

     -    Governance profile of the company

     -    Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Past performance as a closed-end fund

     -    Market in which the fund invests

     -    Measures taken by the board to address the discount

     - Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

     -    Proposed and current fee schedules

     -    Fund category/investment objective

     -    Performance benchmarks

     -    Share price performance as compared with peers

     -    Resulting fees relative to peers

     -    Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

     -    Stated specific financing purpose

     -    Possible dilution for common shares

     -    Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

     -    Potential competitiveness

     -    Regulatory developments

     -    Current and potential returns

     -    Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a nonfundamental restriction, considering the following factors:

     -    Fund's target investments

     -    Reasons given by the fund for the change

     -    Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:

     -    Political/economic changes in the target market

     -    Consolidation in the target market

     -    Current asset composition

Change in Fund's Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:

     -    Potential competitiveness

     -    Current and potential returns

     -    Risk of concentration

     -    Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

     -    Strategies employed to salvage the company

     -    Past performance of the fund

     -    Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

     -    The degree of change implied by the proposal

     -    The efficiencies that could result

     -    The state of incorporation; net effect on shareholder rights

     -    Regulatory standards and implications

CMA will vote FOR:

     - Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

     - Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

     -    Proposals enabling the Board to:

          -    Change, without shareholder approval the domicile of the fund

          - Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

     -    Regulations of both states

     -    Required fundamental policies of both states

     -    The increased flexibility available

          Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940

Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Fees charged to comparably sized funds with similar objectives

     -    The proposed distributor's reputation and past performance

     -    The competitiveness of the fund in the industry

     -    Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Resulting fee structure

     -    Performance of both funds

     -    Continuity of management personnel

     -    Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses.

Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

     -    Performance of the fund's NAV

     -    The fund's history of shareholder relations

     -    The performance of other funds under the adviser's management

9.   Alternative Investment Group ("AIG") Matters

The AIG Proxy Sub-Committee generally will vote in accordance with the guidelines set forth in this policy. With respect to matters that are not addressed by the guidelines, the AIG Proxy Sub-Committee will vote each such matter on a CASE-BY-CASE basis.

B. ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A ABOVE.

A Portfolio Manager, sub-adviser or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption.

C. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The following proposals require special, individual consideration. The Proxy Committee will determine how proxies related to all such proposals will be voted.

               1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

               2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

               3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

               4. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

               5. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified in Section IV.A.

               6. EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

               7. PREEMPTIVE RIGHTS. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines set forth in Section IV above. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

     - CMA shall use an independent, third-party vendor (currently Institutional Shareholder Services ("ISS")), to implement its proxy voting process as CMAs proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

     - ISS shall provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

     - On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolio shall be sent weekly.

     - ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be promptly noted and resolved by ISS, with notice to CMA.

     - Whenever a vote is solicited, ISS shall execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

          - If ISS is not sure how to vote a particular proxy, then ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel shall check this website regularly. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's understanding of the Voting Guidelines previously delivered to ISS. CMA shall promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

     - Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

     - ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

VI. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period.

                            CMG STRATEGIC EQUITY FUND
                A PORTFOLIO OF COLUMBIA FUNDS INSTITUTIONAL TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                             ________________, 2006

     This Statement of Additional Information contains information relating to Columbia Funds Institutional Trust (the "Trust") and a portfolio of the Trust, CMG Strategic Equity Fund (the "Fund").

     This Statement of Additional Information is not a Prospectus. It relates to the Prospectus dated December 1, 2005, as supplemented from time to time (the "Prospectus") and should be read in conjunction with the Prospectus. Copies of the Prospectus are available without charge upon written request to the Trust or by calling 1-800-547-1037.

     The most recent Annual Report to shareholders of CMG Strategic Equity Fund, a series of CMG Fund Trust, the predecessor to the Fund, is a separate document supplied with this Statement of Additional Information. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

DESCRIPTION OF THE FUND....................................................    2
MANAGEMENT.................................................................   10
DISCLOSURE OF PORTFOLIO INFORMATION........................................   28
INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES......................   29
PORTFOLIO TRANSACTIONS.....................................................   34
CAPITAL STOCK AND OTHER SECURITIES.........................................   37
PURCHASE, REDEMPTION AND PRICING OF SHARES.................................   38
CUSTODIAN..................................................................   40
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................   40
TAXES......................................................................   41
SHAREHOLDER LIABILITY......................................................   43
SHAREHOLDER MEETINGS.......................................................   46
FINANCIAL STATEMENTS.......................................................   47
APPENDIX I.................................................................   48

[SUP-39/91592-1105]

                             DESCRIPTION OF THE FUND

     The Trust,a business trust recently organized under the laws of the Commonwealth of Massachusetts, is registered with the Securities and Exchange Commision (the "SEC")as an open-end, management investment company. The Trust is comprised of separate portfolios, each of which is treated as a separate fund. There are 20 portfolios established under the Trust with differing investment goals, policies and restrictions: the Fund, CMG High Yield Fund, CMG Short Term Bond Fund, CMG Core Bond Fund, CMG International Bond Fund, CMG Small Cap Fund, CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG Enhanced S&P 500 Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Core Plus Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG Intermediate Bond Fund, and CMG Ultra Short Term Bond Fund. With the exception of the International Bond Fund, Mortgage and Asset-Backed Securities Fund, and the Core Plus Bond Fund, each Fund is diversified, which means that, with respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any single issuer. The investment advisor for each of the Funds is Columbia Management Advisors, LLC. (the "Advisor"). See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Advisor.

     Prior to ________, 2006 (the "Fund Reorganization Date"), the Funds were organized as separate portfolios of the CMG Fund Trust (each, a "Predecessor Fund" and, collectively, "Predecessor Funds"), an Oregon business trust organized in 1989 (the "Predecessor Trust"). The information provided for the Fund in this SAI for periods prior to the Fund Reorganization Date relates to its Predecessor Fund; the information provided for the Trust in this SAI for periods prior to the Fund Reorganization Date relates to the Predecessor Trust.

INVESTMENT OBJECTIVE, POLICIES AND RISKS

     The Fund's investment objective is long-term growth of capital and total returns greater than those of the market over time. The Fund's investment objective may be changed by the Trustees without shareholder approval upon 30 days written notice. There is no assurance that the Fund will achieve its investment objective.

     To achieve its investment objective, the Fund will generally invest at least 80% of its total asset value in common stocks. Investments typically will be in companies that the portfolio manager believes are undervalued by investors. Under normal market conditions, the Fund may invest in companies of any size ranging from companies with small to medium-sized market capitalization to large-cap, well-established companies. Most of the Fund's assets will be invested in U.S. common stocks; however, the Fund may invest in equity securities of foreign issuers, including American Depository Receipts and Global Depository Receipts, when consistent with the Fund's investment objective. The Fund may also invest in real estate investment Trusts and securities convertible into or exercisable for stock (including preferred stocks, warrants and debentures), certain options and financial futures contracts. The Advisor expects to use active trading strategies to take advantage of perceived market opportunities.

     The Prospectus describes the Fund's principal investment strategy in more detail. What follows is additional information with respect to certain securities in which the Fund may invest and investment practices in which it may engage.

Options and Financial Futures Transactions

     The Fund may invest up to 5% of its net assets in premiums to purchase put and call exchange-traded options. A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). A put option gives the buyer the right to sell a security at the exercise price at any time until the expiration date. The Fund may also purchase options on securities indices. Options on securities indices are similar to options on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, on exercise of the option, an amount of cash if the closing level of the securities index on which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The Fund may enter into closing transactions, exercise its options, or permit the options to expire.

     The Fund may write call options but only if such options are covered. A call option on a security is covered if written on a security the Fund owns or if the Fund has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held by the Fund. If additional cash consideration is required, that amount will be held in a segregated account by the Fund's custodian bank. A call option on a securities index is covered if the Fund owns securities whose price changes, in the opinion of the Advisor, are expected to be substantially similar to those of the index. A call option may also be covered in any other manner in accordance with the rules of the exchange upon which the option is traded and applicable laws and regulations. A call option is covered if it is written on a security the Fund owns. The Fund may write such options on up to 25% of its net assets.

     The Fund may engage in financial futures transactions, including interest rate futures transactions. Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security or the cash value of a securities index, during a specified future period at a specified price. The Fund's investment restrictions do not limit the percentage of the Fund's assets that may be invested in financial futures transactions. The Fund, however, does not intend to enter into financial futures transactions for which the aggregate initial margin exceeds 5% of the net assets of the Fund after taking into account unrealized profits and unrealized losses on any such transactions it has entered into. The Fund may engage in futures transactions only on commodities exchanges or boards of trade.

     The Fund will not engage in transactions in index options, financial futures contracts, or related options for speculation, but only as an attempt to hedge against market conditions affecting the values of securities that the Fund owns or intends to purchase. When the Fund purchases a put on a stock index or on a stock index future not held by the Fund, the put protects the Fund against a decline in the value of all securities held by it to the extent that the stock index moves in a similar pattern to the prices of the securities held. The correlation, however, between indices and price movements of the securities in which the Fund will generally invest may be imperfect. The Fund expects, nonetheless, that the use of put options that relate to such indices will, in certain circumstances, protect against declines in values of specific portfolio securities or a Fund's portfolio generally. Although the purchase of a put option may partially protect the Fund from a decline in the value of a particular security or its portfolio generally, the cost of a put will reduce the potential return on the security or the portfolio if either increases in value.

     Upon entering into a futures contract, the Fund will be required to deposit with its custodian, in a segregated account, cash or certain U.S. government securities, or any other portfolio assets as permitted by the Securities and Exchange Commission ("SEC") rules and regulations in an amount known as the "initial margin." This amount, which is subject to change, is in the nature of a performance bond or a good faith deposit on the contract and would be returned to the Fund upon termination of the futures contract, if all contractual obligations have been satisfied.

     The principal risks of options and futures transactions are: (a) possible imperfect correlation between movements in the prices of options, currencies, or futures contracts and movements in the prices of the securities or currencies hedged or used for cover; (b) lack of assurance that a liquid secondary market will exist for any particular option or futures contract when needed; (c) the need for additional skills and techniques beyond those required for normal portfolio management; and (d) losses on futures contracts resulting from market movements not anticipated by the Advisor.

Foreign Equity Securities

     The Fund may invest up to 25% of its total assets in equity securities of foreign issuers. Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending upon the circumstances.

     Foreign equity securities, which are generally denominated in foreign currencies, involve risks not typically associated with investing in domestic securities. Foreign securities may be subject to foreign taxes that would reduce their effective yield. Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the unrecovered portion of any foreign withholding taxes would reduce the income the Fund receives from its foreign investments.

     Foreign investments involve other risks, including possible political or economic instability of the country of the issuer, the difficulty of predicting international trade patterns, and the possibility of currency exchange controls. Foreign securities may also be subject to greater fluctuations in price than domestic securities. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those of domestic companies.

     There is generally less government regulation of stock exchanges, brokers, and listed companies abroad than in the United States. In addition, with respect to certain foreign countries, there is a possibility of the adoption of a policy to withhold dividends at the source, or of expropriation, nationalization, confiscatory taxation, or diplomatic developments that could affect investments in those countries. Finally, in the event of default on a foreign debt obligation, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the obligation. The Fund will normally execute its portfolio securities transactions on the principal stock exchange on which the security is traded.

     ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets. ADRs are sponsored and issued by domestic banks and represent and may be converted into underlying foreign securities deposited with the domestic bank or a correspondent bank. ADRs do not eliminate the risks inherent in investing in the securities of foreign issuers. By investing in ADRs rather than directly in the foreign security, however, a Fund may avoid currency risks during the settlement period for either purchases or sales. There is a large, liquid market in the United States for most ADRs. GDRs are receipts representing an arrangement with a major foreign bank similar to that for ADRs. GDRs are not necessarily denominated in the currency of the underlying security. While ADRs and GDRs will generally be considered foreign securities for purposes of calculation of any investment limitation placed on a Fund's exposure to foreign securities, these securities, along with the securities of foreign companies traded on NASDAQ will not be subject to any of the restrictions placed on the Funds' ability to invest in emerging market securities.

     Additional costs may be incurred in connection with the Fund's foreign investments. Foreign brokerage commissions are generally higher than those in the United States. Expenses may also be incurred on currency conversions when the Fund moves investments from one country to another. Increased custodian costs as well as administrative difficulties may be experienced in connection with maintaining assets in foreign jurisdictions.

     The considerations noted above regarding the risk of investing in foreign securities are generally more significant for investments in emerging or developing countries, such as countries in Eastern Europe, Latin America, South America or Southeast Asia. These countries may have relatively unstable governments and securities markets in which only a small number of securities trade. Markets of developing or emerging countries may generally be more volatile than markets of developed countries. Investment in these markets may involve significantly greater risks, as well as the potential for greater gains.

Repurchase Agreements

     The Fund may invest in repurchase agreements, which are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (a commercial bank or recognized securities dealer) at a stated price within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus a rate of interest that is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements may be considered loans by the Fund collateralized by the underlying security. The obligation of the seller to pay the stated price is in effect secured by the underlying security. The seller will be required to maintain the value of the collateral underlying any repurchase agreement at a level at least equal to the price of the repurchase agreement. In the case of default by the seller, the Fund could incur a loss. In the event of a bankruptcy proceeding commenced against the seller, the Fund may incur costs and delays in realizing upon the collateral. The Fund will enter into repurchase agreements only with those banks or securities dealers who are deemed creditworthy pursuant to procedures adopted by the Advisor. There is no limit on the portion of the Fund's assets that may be invested in repurchase agreements with maturities of seven days or less.

Illiquid Securities

     No illiquid securities will be acquired by the Fund if upon the purchase more than 15% of the value of the Fund's net assets would consist of these securities. "Illiquid securities" are securities that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Fund's net asset value. Under current interpretations of the Staff of the SEC, the following instruments in which the Fund may invest will be considered illiquid: (1) repurchase agreements maturing in more than seven days; (2) except as noted below, restricted securities (securities whose public resale is subject to legal restrictions);
(3) options, with respect to specific securities, not traded on a national securities exchange that are not readily marketable; and (4) any other securities in which the Fund may invest that are not readily marketable.

     The Fund may purchase without limit, however, certain restricted securities that can be resold to qualifying institutions pursuant to a regulatory exemption under Rule 144A ("Rule 144A securities"). If a dealer or institutional trading market exists for Rule 144A securities, these securities are considered to be liquid and thus not subject to the Fund's 15% limitation on investment in restricted or other illiquid securities. Under the supervision of the Trustees of the Trust, the Advisor determines the liquidity of Rule 144A securities and, through reports from the Advisor, the Trustees monitor trading activity in these securities. In reaching liquidity decisions, the Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the procedures for the transfer).

Convertible Securities and Warrants

     The Fund may invest in convertible debentures and convertible preferred stock, each convertible into common stock. Convertible debentures are interest-bearing debt securities, typically unsecured, that represent an obligation of the corporation providing the owner with claims to the corporation's earnings and assets before common and preferred stock owners, generally on par with unsecured creditors. If unsecured, claims of convertible debenture owners would be inferior to claims of secured debt holders. Convertible preferred stocks are securities that represent an ownership interest in a corporation providing the owner with claims to the corporation's earnings and assets before common stock owners, but after bond owners. Investments by the Fund in convertible debentures or convertible preferred stock would be a substitute for an investment in the underlying common stock, primarily either in circumstances where only the convertible security is available in quantities necessary to satisfy the Fund's investment needs (for example, in the case of a new issuance of convertible securities) or where, because of financial market conditions, the conversion price of the convertible security is comparable to the price of the underlying common stock, in which case a preferred position with respect to the corporation's earnings and assets may be preferable to holding common stock.

     The Fund may also invest in warrants, which are options to buy a stated number of underlying securities at a specified price any time during the life of the warrants. The securities underlying these warrants will be the same types of securities that the Fund will invest in to achieve its investment objective of capital appreciation. The purchaser of a warrant expects the market price of the underlying security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus resulting in a profit. If the market price never exceeds the purchase price plus the exercise price of the warrant before the expiration date of the warrant, the purchaser will suffer a loss equal to the purchase price of the warrant.

Real Estate Investment Trusts ("REITs")

     The Fund, as part of its principal investment strategy, may invest in REITs. REITs are pooled investment vehicles that invest primarily in real estate
- such as shopping centers, malls, multi-family housing, or commercial property, or real estate - related loans such as mortgages. Investing in REITs involves unique risks and may be affected by changes in the value of the underlying property owned by the REIT or affected by the quality of the credit extended. REITs are significantly affected by the market for real estate and are subject to many of the same risks associated with direct ownership in real estate. Furthermore, REITs are dependent upon management skills and subject to heavy cash flow dependency.

Investments in Small and Unseasoned Companies

     The Fund may invest in companies that are unseasoned; that is, companies that have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, small and unseasoned companies often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, the Fund may need to sell them over an extended period or below the original purchase price. Investments by the Fund in these small or unseasoned companies may also be regarded as speculative. The Fund has a non-fundamental policy not to invest more than 5% of its total assets in companies that have a record of less than three years of continuous operations.

Temporary Investments

     When, as a result of market conditions, the Advisor determines a temporary defensive position is warranted to help preserve capital, the Fund may without limit temporarily retain cash, or invest in prime commercial paper, high-grade debt securities, securities of the U.S. Government and its agencies and instrumentalities, and high-quality money market instruments, including repurchase agreements. The Fund may invest in such securities issued by entities organized in the United States or any foreign country, denominated in U.S. dollars or foreign currency. When the Fund assumes a temporary defensive position, it is not invested in securities designed to achieve its investment objective of capital appreciation.

When-Issued Securities

     When-issued, delayed-delivery and forward transactions generally involve the purchase of a security with payment and delivery in the future (i.e., beyond normal settlement). The Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations during the time between the purchase and settlement dates. New issues of stocks and private placement securities may be sold in this manner. To the extent the Fund engages in when-issued and delayed-delivery transactions, it will do so to acquire portfolio securities consistent with its investment objectives and policies and not for investment leverage. The Fund may use spot and forward currency exchange transactions to reduce the risk associated with fluctuations in exchange rates when foreign securities are purchased or sold on a when-issued or delayed delivery basis.

Borrowing

     The Fund may borrow from a bank for temporary administrative purposes. This borrowing may be unsecured. Provisions of the Investment Company Act of 1940, as amended ("1940 Act") require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300 percent of the amount borrowed, with an exception for borrowings not in excess of 5 percent of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5 percent of a Fund's total assets must maintain continuous asset coverage. If the 300 percent asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300 percent asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund's borrowings, however, may not exceed 5 percent of its gross assets at any time. As previously noted, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under such transactions (or economically similar transactions) by the segregation of assets determined in accordance with procedures adopted by the Trustees, equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a "senior security" by the Fund and therefore will not be subject to the 300 percent asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Loan Transactions

     Loan transactions involve the lending of securities to a broker-dealer or institutional investor for use in connection with short sales, arbitrage, or other securities transactions. If made, loans of a Fund's portfolio securities will be in conformity with applicable federal and state rules and regulations. The purpose of a qualified lending transaction is to afford a Fund the opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it.

     It is the view of the Staff of the SEC that a Fund is permitted to engage in loan transactions only if the following conditions are met: (1) the Fund must receive at least 100% collateral in the form of cash, cash equivalents, (U.S. Treasury bills or notes), or an irrevocable letter of credit; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the level of the collateral; (3) the Fund must be able to terminate the loan, after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower; however, if a material event affecting the investment occurs, the Trustees must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Trustees to vote proxies. Excluding items (1) and (2), these practices may be amended from time to time as regulatory provisions permit.

     While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied if the borrower fails financially, loans will be made only to firms deemed by the Advisor to be of good standing and will not be made unless, in the judgment of the Advisor, the consideration to be earned from such loans would justify the risk.

Technology Sector

     The Fund may invest a significant portion of its assets in companies in the technology sector. The Fund considers technology to be a sector larger than any one industry. Accordingly, investments by the Fund in companies within the technology sector will not be considered a concentration of investments in an industry.

INVESTMENT RESTRICTIONS

     The following is a list of fundamental investment restrictions applicable to the Fund. The Trust may not change these restrictions without a majority vote of the outstanding securities of the Fund. If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

The Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the Securities Act of 1933, as amended (the "1933 Act") except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Fund's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.

4. Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.

     The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board, but the change will only be effective after notice is given to shareholders of the Fund.

     The Fund may not:

     1. Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     2. Invest in the securities of any company if the purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets to be invested in companies which, including predecessors and parents, have a record of less than three years continuous operation.

     3. Invest in companies for the purpose of exercising control or management.

                                   MANAGEMENT

     The Trust is managed under the general supervision of the Trustees of the Trust, who have responsibility for overseeing decisions relating to the investment policies and goals of the Funds. The names, addresses and ages of the Trustees and officers of the Trust, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each Trustee serves for an indefinite term until the date the Trustee resigns, retires or is removed in accordance with the bylaws of the Trust. There is no family relationship between any of the Trustees.

     Columbia Management Advisors, LLC (the "Advisor"), located at 100 Federal Street, Boston, Massachusetts 02110, is the Fund's investment advisor. Prior to the Fund Reorganization Date, the Advisor served as a n investment advisor to the Predecessor Fund. The Advisor is responsible for the Fund's management, subject to oversight by the Fund's Board of Trustees. In its duties as investment advisor, the Advisor runs the Fund's day-to-day business, including placing all orders for the purchase and sale of the Fund's portfolio securities. The Advisor is a direct, wholly owned subsidiary of Columbia Management Group, LLC ("CMG"), which in turn is a direct, wholly owned subsidiary of Bank of America, which in turn is a wholly owned banking subsidiary of Bank of America Corporation, a financial services holding company organized as a Delaware corporation. Prior to June 15, 2005, CMG was a corporation. Effective June 15, 2005, CMG converted to a limited liability company. The Advisor, a registered investment advisor, has been an investment advisor since 1995.

     On September 30, 2005, Columbia Management Advisors, Inc. ("Columbia Management") merged into the Advisor (which prior to September 30, 2005 had been known as Banc of America Capital Management, LLC). Before September 30, 2005, Columbia Management was the investment advisor to the Fund. As a result of the merger, the Advisor is now the investment advisor to the Fund.

     The "Fund Complex" consists of the following funds:

     The series of Columbia Funds Trust I, the series of Columbia Funds Trust II, the series of Columbia Funds Trust III, the series of Columbia Funds Trust IV, the series of Columbia

     Funds Trust V, the series of Columbia Funds Trust VI, the series of Columbia Funds Trust VII, the series of Liberty Variable Investment Trust and 7 closed-end management investment company portfolios (the "Liberty Funds").

     The series of Columbia Funds Trust VIII, the series of Columbia Funds Series Trust I (formerly named Columbia Funds Trust IX), the series of Columbia Funds Trust XI, the series of Stein Roe Variable Investment Trust (the "Stein Roe Funds").

     Three closed-end management investment company portfolios named Liberty All-Star Mid-Cap Fund, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (the "All-Star Funds").

     Columbia Management Multi-Strategy Hedge Fund, LLC.

     Columbia Balanced Fund, Inc., Columbia Conservative High Yield Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Inc., Columbia Small Cap Growth Fund I, Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund, Inc., Columbia Technology Fund, Inc. and the series of the Trust (the "Columbia Funds").

     The series of The Galaxy Funds (the "Galaxy Funds").

     The series of Columbia Acorn Trust and the series of Wanger Advisors Trust (the "Acorn Funds" and "WAT Funds," respectively).

Trustees and Officers

DISINTERESTED TRUSTEES:

                                                                                 NUMBER OF
                                           TERM OF                               PORTFOLIOS
                                         OFFICE AND                               IN FUND            OTHER
                           POSITION(S)   LENGTH OF           PRINCIPAL            COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS         HELD WITH       TIME           OCCUPATION(S)        OVERSEEN BY         HELD BY
         AND AGE               FUND      SERVED (1)     DURING PAST 5 YEARS       TRUSTEE           TRUSTEE
      -------------        -----------   ----------     -------------------     -----------      -------------
Douglas A. Hacker            Trustee     Since 1996   Executive Vice                 83       Nash Finch Company
(Age 50)                                              President - Strategy                    (food distributor)
P.O. Box 66100                                        of United Airlines
Chicago, IL 60666                                     (airline) since
                                                      December, 2002
                                                      (formerly
                                                      President of UAL
                                                      Loyalty Services
                                                      (airline) from
                                                      September, 2001
                                                      to December,
                                                      2002; Executive
                                                      Vice President
                                                      and Chief
                                                      Financial Officer
                                                      of United
                                                      Airlines from
                                                      July, 1999 to
                                                      September, 2001;
                                                      Senior Vice
                                                      President-Finance
                                                      from March, 1993
                                                      to July, 1999).

                                                                                 NUMBER OF
                                           TERM OF                               PORTFOLIOS
                                         OFFICE AND                               IN FUND            OTHER
                           POSITION(S)   LENGTH OF           PRINCIPAL            COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS         HELD WITH       TIME           OCCUPATION(S)        OVERSEEN BY         HELD BY
         AND AGE               FUND      SERVED (1)     DURING PAST 5 YEARS       TRUSTEE           TRUSTEE
      -------------        -----------   ----------     -------------------     -----------      -------------
Janet Langford Kelly         Trustee     Since 1996   Partner, Zelle,                83              None
(Age 48)                                              Hofmann, Voelbel,
9534 W. Gull Lake Drive                               Mason & Gette LLP (law
Richland, MI 49083-8530                               firm) since March,
                                                      2005; Adjunct
                                                      Professor of Law,
                                                      Northwestern
                                                      University, since
                                                      September, 2004
                                                      (formerly Chief
                                                      Administrative Officer
                                                      and Senior Vice
                                                      President, Kmart
                                                      Holding Corporation
                                                      (consumer goods), from
                                                      September, 2003 to
                                                      March, 2004; Executive
                                                      Vice
                                                      President-Corporate
                                                      Development and
                                                      Administration,
                                                      General Counsel and
                                                      Secretary, Kellogg
                                                      Company (food
                                                      manufacturer), from
                                                      September, 1999 to
                                                      August, 2003; Senior
                                                      Vice President,
                                                      Secretary and General
                                                      Counsel, Sara Lee
                                                      Corporation (branded,
                                                      packaged,
                                                      consumer-products
                                                      manufacturer) from
                                                      January, 1995 to
                                                      September, 1999).

Richard W. Lowry             Trustee     Since 1995   Private Investor since         86(3)           None
(Age 69)                                              August, 1987 (formerly
10701 Charleston Drive                                Chairman and Chief
Vero Beach, FL 32963                                  Executive Officer,
                                                      U.S. Plywood
                                                      Corporation (building
                                                      products manufacturer))

                                                                                 NUMBER OF
                                           TERM OF                               PORTFOLIOS
                                         OFFICE AND                               IN FUND            OTHER
                           POSITION(S)   LENGTH OF           PRINCIPAL            COMPLEX        DIRECTORSHIPS
      NAME, ADDRESS         HELD WITH       TIME           OCCUPATION(S)        OVERSEEN BY         HELD BY
         AND AGE               FUND      SERVED (1)     DURING PAST 5 YEARS       TRUSTEE           TRUSTEE
      -------------        -----------   ----------     -------------------     -----------      -------------
Charles R. Nelson            Trustee     Since 1981   Professor of                   83              None
(Age 62)                                              Economics, University
Department of Economics                               of Washington, since
University of Washington                              January, 1976; Ford
Seattle, WA 98195                                     and Louisa Van Voorhis
                                                      Professor of
                                                      Political
                                                      Economy,
                                                      University of
                                                      Washington, since
                                                      September, 1993
                                                      (formerly
                                                      Director,
                                                      Institute for
                                                      Economic
                                                      Research,
                                                      University of
                                                      Washington from
                                                      September, 2001
                                                      to June, 2003)
                                                      Adjunct Professor
                                                      of Statistics,
                                                      University of
                                                      Washington, since
                                                      September, 1980;
                                                      Associate Editor,
                                                      Journal of Money
                                                      Credit and
                                                      Banking, since
                                                      September, 1993;
                                                      consultant on
                                                      econometric and
                                                      statistical
                                                      matters.

John J. Neuhauser            Trustee     Since 1985   Academic Vice                  86(3)    Saucony, Inc.
(Age 63)                                              President and Dean of                   (athletic footwear)
84 College Road                                       Faculties since
Chestnut Hill, MA                                     August, 1999, Boston
02467-3838                                            College (formerly
                                                      Dean, Boston
                                                      College School of
                                                      Management from
                                                      September, 1977
                                                      to August, 1999).

Patrick J. Simpson           Trustee     Since 2000   Partner, Perkins Coie          83              None
(Age 61)                                              LLP. (law firm).
1120 N.W. Couch Street
Tenth Floor
Portland, OR 97209-4128

Thomas E. Stitzel            Trustee     Since 1998   Business Consultant            83              None
(Age 69)                                              since 1999 (formerly
2208 Tawny Woods Place                                Professor of Finance
Boise, ID 83706                                       from 1975 to 1999,
                                                      College of Business,
                                                      Boise State
                                                      University); Chartered
                                                      Financial Analyst.
                                                      Financial Analyst.

                                                                              NUMBER OF
                                         TERM OF                              PORTFOLIOS
                                       OFFICE AND                              IN FUND              OTHER
                         POSITION(S)   LENGTH OF           PRINCIPAL           COMPLEX          DIRECTORSHIPS
     NAME, ADDRESS        HELD WITH       TIME           OCCUPATION(S)       OVERSEEN BY           HELD BY
        AND AGE              FUND      SERVED (1)     DURING PAST 5 YEARS      TRUSTEE             TRUSTEE
     -------------       -----------   ----------     -------------------    -----------        -------------
Thomas C. Theobald       Trustee and   Since 1996   Partner and Senior            83       Anixter International
(Age 68)                 Chairman of                Advisor, Chicago                       (network support
8 Sound Shore Drive       the Board                 Growth Partners                        equipment distributor);
Suite 285                                           (private equity                        Ventas, Inc. (real
Greenwich, CT 06830                                 investing) since                       estate investment
                                                    September, 2004                        trust); Jones Lang
                                                    (formerly Managing                     LaSalle (real estate
                                                    Director, William                      management services)
                                                    Blair Capital Partners                 and Ambac Financial
                                                    (private equity                        Group (financial
                                                    investing) from                        insurance underwriter)
                                                    September, 1994 to
                                                    September, 2004).

Anne-Lee Verville          Trustee     Since 1998   Retired since 1997            83       Chairman of the Board
(Age 60)                                            (formerly General                      of Directors, Enesco
359 Stickney Hill Road                              Manager, Global                        Group, Inc. (designer,
Hopkinton, NH 03229                                 Education Industry,                    importer and
                                                    IBM Corporation                        distributor of giftware
                                                    (computer and                          and collectibles)
                                                    technology) from 1994
                                                    to 1997).

Richard L. Woolworth       Trustee     Since 1991   Retired since                 83       Northwest Natural Gas
(Age 64)                                            December 2003                          Co. (natural gas
100 S.W. Market Street                              (formerly Chairman and                 service provider)
# 1500                                              Chief Executive
Portland, OR 97207                                  Officer, The Regence
                                                    Group (regional health
                                                    insurer); Chairman and
                                                    Chief Executive
                                                    Officer, BlueCross
                                                    BlueShield of Oregon;
                                                    Certified Public
                                                    Accountant, Arthur
                                                    Young & Company)

INTERESTED TRUSTEES:

                                                                              NUMBER OF
                                         TERM OF                              PORTFOLIOS
                                       OFFICE AND                              IN FUND              OTHER
                         POSITION(S)   LENGTH OF           PRINCIPAL           COMPLEX          DIRECTORSHIPS
     NAME, ADDRESS        HELD WITH       TIME           OCCUPATION(S)       OVERSEEN BY           HELD BY
        AND AGE              FUND      SERVED (1)     DURING PAST 5 YEARS      TRUSTEE             TRUSTEE
     -------------       -----------   ----------     -------------------    -----------        -------------
William E. Mayer(2)        Trustee     Since 1994   Partner, Park Avenue        86(3)      Lee Enterprises (print
(Age 65)                                            Equity Partners                        media), WR Hambrecht + Co.
399 Park Avenue                                     (private equity) since                 (financial service
Suite 3204                                          February, 1999                         provider); First Health
New York, NY 10022                                  (formerly Partner,                     (healthcare); Reader's
                                                    Development Capital                    Digest (publishing);
                                                    LLC from November 1996                 OPENFIELD Solutions
                                                    to February, 1999).                    (retail industry
                                                                                           technology provider)

(1) In October 2003, the trustees of the Liberty Funds and Stein Roe Funds were elected to the boards of the Columbia Funds; simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors/trustees of the Columbia Funds were appointed to serve as trustees of the Liberty Funds and Stein Roe Funds. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Fund Complex.

(2) Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

(3) Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the All-Star Funds.

PRINCIPAL OFFICERS:

                                        TERM OF
                        POSITION(S)    OFFICE AND            PRINCIPAL
     NAME, ADDRESS       HELD WITH     LENGTH OF           OCCUPATION(S)
        AND AGE            FUND       TIME SERVED       DURING PAST 5 YEARS
     -------------      -----------   -----------       -------------------
Christopher L. Wilson    President     Since 2004   Head of Mutual Funds since
(Age 48)                                            August, 2004 and Managing
One Financial Center                                Director of the Advisor
Boston, MA 02111                                    since September, 2005;
                                                    President of the Columbia
                                                    Funds, Liberty Funds and
                                                    Stein Roe Funds since
                                                    October, 2004; President and
                                                    Chief Executive Officer of
                                                    the Nations Funds since
                                                    January, 2005; President of
                                                    the Galaxy Funds since
                                                    April, 2005; Director of
                                                    Bank of America Global
                                                    Liquidity Funds, plc since
                                                    May, 2005; Director of Banc
                                                    of America Capital
                                                    Management (Ireland),
                                                    Limited since May, 2005;
                                                    Director of FIM Funding,
                                                    Inc. since January, 2005;
                                                    Senior Vice President of
                                                    Columbia Management
                                                    Distributors, Inc. since
                                                    January, 2005; Director of
                                                    Columbia Management
                                                    Services, Inc. since
                                                    January, 2005 (formerly
                                                    Senior Vice President of
                                                    Columbia Management from
                                                    January, 2005 to August,
                                                    2005; Senior Vice President
                                                    of BACAP Distributors LLC
                                                    from January, 2005 to July,
                                                    2005; President and Chief
                                                    Executive Officer, CDC IXIS
                                                    Asset

                                             TERM OF
                           POSITION(S)      OFFICE AND             PRINCIPAL
     NAME, ADDRESS          HELD WITH       LENGTH OF            OCCUPATION(S)
        AND AGE               FUND         TIME SERVED        DURING PAST 5 YEARS
     -------------         -----------     -----------        -------------------
                                                         Management Services, Inc.
                                                         from September, 1998 to
                                                         August, 2004).

J. Kevin Connaughton        Treasurer       Since 2000   Treasurer of the Columbia
(Age 41)                                                 Funds since October, 2003
One Financial Center                                     and of the Liberty Funds,
Boston, MA 02111                                         Stein Roe Funds and All-Star
                                                         Funds since December, 2000;
                                                         Managing Director of the
                                                         Advisor since September,
                                                         2005 (formerly Vice
                                                         President of Columbia
                                                         Management from April, 2003
                                                         to August, 2005; President
                                                         of the Columbia Funds,
                                                         Liberty Funds and Stein Roe
                                                         Funds from February, 2004 to
                                                         October, 2004; Chief
                                                         Accounting Officer and
                                                         Controller of the Liberty
                                                         Funds and of the All-Star
                                                         Funds from February, 1998 to
                                                         October, 2000); Treasurer of
                                                         the Galaxy Funds since
                                                         September, 2002; Treasurer,
                                                         Columbia Management
                                                         Multi-Strategy Hedge Fund,
                                                         LLC since December, 2002
                                                         (formerly Vice President of
                                                         Colonial Management
                                                         Associates, Inc. from
                                                         February, 1998 to October,
                                                         2000).

Mary Joan Hoene            Senior Vice      Since 2004   Senior Vice President and
(Age 56)                  President and                  Chief Compliance Officer of
100 Federal Street      Chief Compliance                 the Columbia Funds, Liberty
Boston, MA 02110             Officer                     Funds, Stein Roe Funds and
                                                         All-Star Funds since August,
                                                         2004; Chief Compliance
                                                         Officer of the Columbia
                                                         Management Multi-Strategy
                                                         Hedge Fund, LLC since
                                                         August, 2004; Chief
                                                         Compliance Officer of the
                                                         BACAP Alternative
                                                         Multi-Strategy Hedge Fund
                                                         LLC since October, 2004
                                                         (formerly Partner, Carter,
                                                         Ledyard & Milburn LLP from
                                                         January, 2001 to August,
                                                         2004; Counsel, Carter,
                                                         Ledyard & Milburn LLP from
                                                         November, 1999 to December,
                                                         2000; Vice President and
                                                         Counsel, Equitable Life
                                                         Assurance Society of the
                                                         United States from April,
                                                         1998 to November, 1999).

Michael G. Clarke       Chief Accounting    Since 2004   Chief Accounting Officer of
(Age 36)                     Officer                     the Columbia Funds, Liberty
One Financial Center                                     Funds, Stein Roe Funds and
Boston, MA 02111                                         All-Star Funds since
                                                         October, 2004; Managing
                                                         Director of the Advisor
                                                         since September, 2005
                                                         (formerly Controller of the
                                                         Columbia Funds, Liberty
                                                         Funds, Stein Roe Funds and
                                                         All-Star Funds from May,
                                                         2004 to October, 2004;
                                                         Assistant Treasurer from
                                                         June, 2002 to May, 2004;
                                                         Vice President, Product
                                                         Strategy & Development of
                                                         the Liberty Funds and Stein
                                                         Roe Funds from February,
                                                         2001 to June, 2002;
                                                         Assistant Treasurer of the
                                                         Liberty Funds, Stein Roe
                                                         Funds and the All-Star Funds
                                                         from August, 1999 to
                                                         February, 2001; Audit
                                                         Manager, Deloitte & Toche
                                                         LLP from May, 1997 to
                                                         August, 1999).

                                             TERM OF
                           POSITION(S)      OFFICE AND             PRINCIPAL
     NAME, ADDRESS          HELD WITH       LENGTH OF            OCCUPATION(S)
        AND AGE               FUND         TIME SERVED        DURING PAST 5 YEARS
     -------------         -----------     -----------        -------------------
Jeffrey R. Coleman         Controller       Since 2004   Controller of the Columbia
(Age 36)                                                 Funds, Liberty Funds, Stein
One Financial Center                                     Roe Funds and All-Star Funds
Boston, MA 02111                                         since October, 2004
                                                         (formerly Vice President of
                                                         CDC IXIS Asset Management
                                                         Services, Inc. and Deputy
                                                         Treasurer of the CDC Nvest
                                                         Funds and Loomis Sayles
                                                         Funds from February, 2003 to
                                                         September, 2004; Assistant
                                                         Vice President of CDC IXIS
                                                         Asset Management Services,
                                                         Inc. and Assistant Treasurer
                                                         of the CDC Nvest Funds from
                                                         August, 2000 to February,
                                                         2003; Tax Manager of PFPC,
                                                         Inc. from November, 1996 to
                                                         August, 2000).

R. Scott Henderson          Secretary       Since 2004   Secretary of the Columbia
(Age 46)                                                 Funds, Liberty Funds and
One Financial Center                                     Stein Roe Funds since
Boston, MA 02111                                         December, 2004 (formerly Of
                                                         Counsel, Bingham McCutchen
                                                         from April, 2001 to
                                                         September, 2004; Executive
                                                         Director and General
                                                         Counsel, Massachusetts
                                                         Pension Reserves Investment
                                                         Management Board from
                                                         September, 1997 to March,
                                                         2001).

Role of the Board of Trustees

     The Trustees of the Funds are responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of the shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with service providers for the Funds and review the Fund's performance. The Trustees have created several committees to perform specific functions for the Funds. Mr. Theobald was elected Chairman of the Board of Trustees of the Liberty Funds, Stein Roe Funds and Columbia Funds effective December, 2003.

AUDIT COMMITTEE

     Ms. Verville and Messrs. Hacker, Stitzel and Woolworth are members of the Audit Committee of the Board of Trustees of the Fund. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Fund and certain service providers. For the fiscal year ended July 31, 2005, the Audit Committee convened nine times.

GOVERNANCE COMMITTEE

     Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Board of Trustees of the Fund. The Governance Committee's functions include recommending to the Trustees nominees for independent Trustees positions and for appointments to various committees, performing periodic evaluations of the effectiveness of the Board, reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with the Funds' investment advisor. The Governance Committee will consider candidates for Trustees recommended by shareholders.

Written recommendations with supporting information should be directed to the Committee, in care of the Fund. For the fiscal year ended July 31, 2005, the Governance Committee convened six times.

ADVISORY FEES & EXPENSES COMMITTEE

     Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser are members of the Advisory Fees & Expenses Committee of the Board of Trustees of the Fund. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the Committee by the Board. For the fiscal year ended July 31, 2005, the Advisory Fees & Expenses Committee convened nine times.

COMPLIANCE COMMITTEE

     Ms. Kelly, Messrs. Nelson, Simpson and Stitzel and Ms. Verville are members of the Compliance Committee of the Board of Trustees of the Fund. Mr. Stitzel became a member of the Compliance Committee on May 8, 2005. The Compliance Committee's functions include providing oversight of the monitoring processes and controls regarding the Trust. The Committee uses legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. For the fiscal year ended July 31, 2005, the Compliance Committee convened three times.

INVESTMENT OVERSIGHT COMMITTEES

     Each Trustee of the Fund also serves on an Investment Oversight Committee ("IOC"). Each IOC is responsible for monitoring, on an ongoing basis, a select group of funds in the Fund Complex and gives particular consideration to such matters as the funds' adherence to their investment mandates, historical performance, changes in investment processes and personnel, and proposed changes to investment objectives. Investment personnel who manage the funds attend IOC meetings from time to time to assist each IOC in its review of the funds. Each IOC meets four times a year. The following are members of the respective IOCs and the general categories of funds in the Fund Complex that they review:

     IOC #1: Messrs. Lowry, Mayer and Neuhauser are responsible for reviewing funds in the following asset categories: Large Growth Diversified, Large Growth Concentrated, Small Growth, Outside Managed (i.e., sub-advised) and Municipal.

     IOC #2: Mr. Hacker and Ms. Verville are responsible for reviewing funds in the following asset categories: Large Blend, Small Blend, Foreign Stock, Fixed Income - Multi Sector, Fixed Income - Core and Young Investor.

     IOC #3: Messrs. Theobald and Stitzel and Ms. Kelly are responsible for reviewing funds in the following asset categories: Large Value, Mid Cap Value, Small Value, Asset Allocation, High Yield and Money Market.

     IOC #4: Messrs. Nelson, Simpson and Woolworth are responsible for reviewing funds in the following asset categories: Large/Multi Cap Blend, Mid Cap Growth, Small Growth, Asset Allocation, Specialty Equity and Taxable Fixed Income.

     The following table sets forth the dollar range of shares owned by each Trustee as of December 31, 2005 of (i) the Fund and (ii) all of the funds in the Fund Complex.

DISINTERESTED TRUSTEES:

                NAME OF FUND                   DOUGLAS A. HACKER   JANET LANGFORD KELLY   RICHARD W. LOWRY
                ------------                   -----------------   --------------------   ----------------
CMG Strategic Equity Fund                            $[___]               $[___]               $[___]
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
   OWNED IN ALL FUNDS OVERSEEN BY TRUSTEE IN
   FUND COMPLEX:                                     $[___]               $[___]               $[___]

                NAME OF FUND                   DR. CHARLES R. NELSON   JOHN J. NEUHAUSER
                ------------                   ---------------------   -----------------
CMG Strategic Equity Fund                              $[___]                $[___]
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
   OWNED IN ALL FUNDS OVERSEEN BY TRUSTEE IN
   FUND COMPLEX:                                       $[___]                $[___]

                NAME OF FUND                   PATRICK J. SIMPSON   THOMAS E. STITZEL
                ------------                   ------------------   -----------------
CMG Strategic Equity Fund                            $[___]               $[___]
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
   OWNED IN ALL FUNDS OVERSEEN BY TRUSTEE IN
   FUND COMPLEX:                                     $[___]               $[___]

                NAME OF FUND                   THOMAS C. THEOBALD   ANNE-LEE VERVILLE   RICHARD L. WOOLWORTH
                ------------                   ------------------   -----------------   --------------------
CMG Strategic Equity Fund                            $[___]               $[___]               $[___]
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
   OWNED IN ALL FUNDS OVERSEEN BY TRUSTEE IN
   FUND COMPLEX:                                     $[___]               $[___]               $[___]

INTERESTED TRUSTEES:

                NAME OF FUND                   WILLIAM E. MAYER
                ------------                   ----------------
CMG Strategic Equity Fund                           $[___]
AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
   OWNED IN ALL FUNDS OVERSEEN BY TRUSTEE IN
   FUND COMPLEX:                                    $[___]

     As of December 31, 2005, [none] of the disinterested Trustees or nominees or members of their immediate families owned any securities of the Advisor or any other entity directly or indirectly controlling, controlled by, or under common control with the Advisor.

PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

     The following table shows the number and assets of other investment accounts (or portions of investment accounts) that the Fund's portfolio managers managed as of the Fund's fiscal year-end.

                      OTHER SEC-REGISTERED
                     OPEN-END AND CLOSED-END        OTHER POOLED
PORTFOLIO MANAGER             FUNDS             INVESTMENT VEHICLES       OTHER ACCOUNTS
-----------------   ------------------------   ---------------------   --------------------
                    Number of                  Number of               Number of
                     accounts      Assets       accounts     Assets     accounts    Assets
                    ---------   ------------   ---------   ---------   ---------   --------
Emil A. Gjester         2       $1.3 billion       0           $0          5       $121,000

OWNERSHIP OF SECURITIES

     The table below shows the dollar ranges of shares of the Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended) by the portfolio managers listed above at the end of the Fund's most recent fiscal year:

                    DOLLAR RANGE OF EQUITY SECURITIES IN
PORTFOLIO MANAGER        THE FUND BENEFICIALLY OWNED
-----------------   ------------------------------------
Emil A. Gjester                     None

COMPENSATION

     As of the Fund's most recent fiscal year end, the portfolio managers received all of their compensation from the Advisor and its parent company, Columbia Management Group, in the form of salary, bonus, stock options and restricted stock. A portfolio manager's bonus is variable and is generally based on (1) an evaluation of the manager's investment performance and (2) the results of a peer and/or management review of such individual, which takes into account skills and attributes such as team participation, investment process, communication and professionalism. In evaluating investment performance, the Advisor generally considers the one-, three- and five-year performance of mutual funds and other accounts under the portfolio manager's oversight relative to the benchmarks and peer groups noted below, emphasizing the manager's three- and five-year performance. The Advisor may also consider the portfolio manager's performance in managing client assets in sectors and industries assigned to the manager as part of his or her investment team responsibilities, where applicable. For portfolio managers who also have group management responsibilities, another factor in their evaluation is an assessment of the group's overall investment performance.

PORTFOLIO MANAGER   PERFORMANCE BENCHMARK              PEER GROUP
-----------------   ---------------------              ----------
Emil A. Gjester            S&P 500          Morningstar Large Blend Category

     The size of the overall bonus pool each year is determined by Columbia Management Group and depends in part on levels of compensation generally in the investment management industry (based on market compensation data) and the Advisor's profitability for the year, which is influenced by assets under management.

POTENTIAL CONFLICTS OF INTEREST IN MANAGING MULTIPLE ACCOUNTS

     Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Advisor believes are faced by investment professionals at most major financial firms. The Advisor and the Trustees of the Columbia Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

     The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

     - The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

     - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

     - The trading of other accounts could be used to benefit higher-fee accounts (front- running).

     - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

     Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, the Advisor's investment professionals do not have the opportunity to invest in client accounts, other than the Columbia Funds.

     A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Advisor's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

     "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Advisor and the Funds' Trustees have adopted compliance procedures that provide that any transactions between a Fund and another Columbia-advised account are to be made at an independent current market price, as required by law.

     Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

     A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

     A Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

     The Advisor or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

     A Fund's portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the Advisor, including each Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the Advisor and each Fund, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of each Fund.

Approval of Investment Advisory Contract

     The Fund has entered into a separate investment advisory contract with the Advisor. The existing contract for the Fund was considered and approved by the Board and the disinterested Trustees at an in-person meeting held on October 12, 2005. The investment advisory contract is subject to annual approval of the Trustees, including a majority of disinterested Trustees. In determining the reasonableness of the advisory fees under the contract, the Trustees considered several factors, including:

     - The nature and quality of services provided to the Fund's shareholders,

     -    The profitability of the advisory contract for the Advisor,

     - Fall-out benefits realized by the Advisor from services as advisor to the Fund,

     -    A comparison of fee structures with other mutual funds, and

     - The existence of economies of scale with respect to the provision of investment advice to the Fund.

     In reviewing the quality of services provided by the Adviser, the Board reviewed the performance and expense rankings of the Fund as compared to its peers, based upon information compiled by Lipper, Inc. The Board reviewed the following information: (1) total expense rankings within the Fund's expense group, (2) actual management fee rankings of the Fund within its expense group,
(3) contractual management fee rankings of the Fund within its expense group and
(4) performance rankings within the Fund's peer universe for the one-, three-, five- and ten-year periods. In addition, the Board reviewed data for the Fund comparing various return rankings of the Fund versus the Fund's actual management or total expense ranking. From this information, an overall Fund assessment ranking is made for the Fund, and the Fund received a satisfactory ranking by the Board.

     The Trustees also reviewed data related to the profitability of the Advisor with respect to its contract with each of the funds in the Trust. The Trustees considered the additional benefits to the Advisor as a result of its relationship with the funds in the Trust. The Trustees also considered the benefits to affiliates of the Advisor as the result of its management of the funds in the Trust.

     After considering these and other factors, and the Fund's specific circumstances, the Trustees concluded that the Fund's advisory contract with the Advisor was reasonable for the Fund and in the best interests of shareholders. During their deliberation, the Trustees requested from the Advisor all information reasonably necessary for the Trustees to evaluate the advisory contract for the Funds. The disinterested Trustees were also assisted by, and met separately with, their independent counsel.

     See the section entitled "INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES" for further information about the Advisor and the Fund's investment advisory contract.

Trustee Compensation

     The Trustees serve as Trustees of all 83 registered investment companies managed by the Advisor for which each Trustee receives a retainer at the annual rate of $45,000, an attendance fee of $9,500 for each regular and special joint board meeting and $1,000 for each special telephonic joint board meeting. Beginning in December, 2003, Mr. Theobald began serving as the Chairman of the Board. As the independent chairman of the board, Mr. Theobald receives a supplemental retainer at the annual rate of $100,000; the chair of the Audit Committee receives a supplemental retainer at the annual rate of $10,000; the chair of each other committee receives a supplemental retainer at the annual rate of $5,000. Members of each committee, except the Audit Committee, receive $1,500 for each committee meeting. Each Audit Committee member receives $2,000 for each Audit Committee meeting. Committee members receive $1,500 for each special committee meeting attended on a day other than a regular joint board meeting day. Two-thirds of the Trustee fees are allocated among the Funds based on each Fund's relative net assets and one-third of the fees is divided equally among the Funds.

     The following table sets forth the compensation paid to the Trustees by the Fund for the fiscal year ended July 31, 2005 and by the Fund Complex as a whole for the calendar year ended December 31, 2004. The Trust does not currently provide pension or retirement plan benefits to the Trustees.

DISINTERESTED TRUSTEES

                        AGGREGATE COMPENSATION   TOTAL COMPENSATION FROM
       TRUSTEE                 FROM FUND             FUND COMPLEX(1)
       -------          ----------------------   -----------------------
Douglas A. Hacker               $1,699                     $[___]
Janet Langford Kelly            $1,914                     $[___]
Richard W. Lowry                $1,578                     $[___]
Charles R. Nelson               $1,766                     $[___]
John J. Neuhauser               $1,647                     $[___]
Patrick J. Simpson(2)           $1,645                     $[___]
Thomas E. Stitzel               $1,796                     $[___]
Thomas C. Theobald(3)           $3,024                     $[___]
Anne-Lee Verville(4)            $1,872                     $[___]
Richard L. Woolworth            $1,551                     $[___]

INTERESTED TRUSTEES

                   AGGREGATE COMPENSATION   TOTAL COMPENSATION FROM
     TRUSTEE              FROM FUND             FUND COMPLEX(1)
     -------       ----------------------   -----------------------
William E. Mayer           $1,839                    $[___]

(1) As of December 31, 2005, the Fund Complex consisted of 127 open-end and 11 closed-end management investment company portfolios.

(2) During the fiscal year ended July 31, 2005 and the calendar year ended December 31, 2005, Mr. Simpson deferred $1,645 of his compensation from the Fund, and $[___] of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2005 the value of Mr. Simpson's account under the plan was $[___].

(3) During the fiscal year ended July 31, 2005 and the calendar year ended December 31,2005, Mr. Theobald deferred $2,105of his compensation from the Fund, and $[___] of his total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31,2005, the value of Mr. Theobald's account under that plan was $[___].

(4) During the fiscal year ended July 31, 2005 and the calendar year ended December 31, 2005, Ms. Verville deferred $187 of her compensation from the Fund, and $[___] of her total compensation from the Fund Complex pursuant to the deferred compensation plan. At December 31, 2005, the value of Ms. Verville's account under the plan was $[___].

Fees Paid to Officers

     With the exception of one officer, all officers of the Fund are employees of the Advisor or its affiliates and receive no compensation from the Fund. The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer position. The Fund's fee will not exceed $15,000 per year.

Share Ownership

     As of record on October 31, 2005, the officers and Trustees of the Fund as a group, beneficially owned less than 1% of the then outstanding shares of the Fund.

     As of record on October 31, 2005, to the knowledge of the Trust, the following shareholders of record owned 5% or more of the then outstanding shares of the Fund:

                                            Percentage of
                                    Shares Beneficially Owned at
Name and Address                          October 31, 2005
----------------                    ----------------------------
USB FBO                                         18.18%
ATU/TRIMET JOINT PENSION TRUST
PO BOX 1787
MILWAUKEE, WI 53201-1787

BANK OF AMERICA NA                              17.00%
ATTN FUNDS ACCOUNTING
411 N AKARD ST
DALLAS, TX 75201-3307

US BANK NATIONAL ASSOCIATION                    14.43%
OREGON RETAIL EMPLOYEES PEN TRUST
P O BOX 3168 PL-6
PORTLAND, OR 97208-3168

GEORGE K. & JOAN D. AUSTIN                       7.39%
PO BOX 209
NEWBERG, OR 97132-0209

COLUMBIA TRUST COMPANY                           5.66%
FBO CTC MASTERPLAN ACCOUNTS
ATTN: TRUST OPS
PO BOX 1350
PORTLAND, OR 97207-1350

USB FBO                                          5.00%
WILLAMETTE UNIVERSITY
PO BOX 1787
MILWAUKEE, WI 53201-1787

Proxy Voting Policies and Procedures

     The Fund has delegated to the Advisor the responsibility to vote proxies relating to portfolio securities held by the Fund.

     The Advisor's policy is to vote all proxies for each client's securities in a manner considered by the Advisor to be in the best interest of its clients, including the Fund and its shareholders, without regard to any benefit to the Advisor or its affiliates. The Advisor examines each proposal and votes against the proposal, if, in its judgment, approval or adoption of the proposal would be expected to impact adversely the current or potential market value of the issuer's securities. The Advisor also examines each proposal and votes the proxies against the proposal, if, in its judgment, the proposal would be expected to effect adversely the best interest of the Fund. The Advisor determines the best interest of the Fund in light of the potential economic return on the Fund's investment.

     The Advisor addresses potential material conflicts of interest by having predetermined voting guidelines. For those proposals that require special consideration or in instances where special circumstances may require varying from the predetermined guideline, the Advisor's Proxy Committee determines the vote in the best interest of the Fund, without consideration of any benefit to the Advisor, its affiliates, or its other clients or certain other persons. A member of the Proxy Committee is prohibited from voting on any proposal with respect to which he or she has a conflict of interest by reason of a direct relationship with the issuer or other party affected by a given proposal. Persons making recommendations to the Proxy Committee or its members are required to disclose to the Committee any relationship with a party making a proposal or other matter known to the person that would create a potential conflict of interest.

     The Advisor has three classes of proxy proposals. The first two classes are predetermined guidelines to vote for or against specific proposals, unless otherwise directed by the Proxy Committee. The third class is proposals requiring special consideration by the Proxy Committee. In addition, the Proxy Committee considers requests to vote on proposals in the first two classes other than according to the predetermined guidelines.

     The Advisor generally votes in favor of proposals related to the following matters: selection of auditors (unless the auditor receives more than 50% of its revenues from non-audit activities from the company and its affiliates), election of directors (unless the proposal gives management the ability to alter the size of the board without shareholder approval), different persons for chairman of the board /chief executive officer (unless, in light of the size of the company and the nature of its shareholder base, the role of chairman and CEO should not be held by different persons), compensation (if provisions are consistent with standard business practices), debt limits (unless proposed specifically as an anti-takeover action), indemnification (unless for negligence and or breaches of fiduciary duty), meetings, name of company, principal office (unless the purpose is to reduce regulatory or financial supervision), reports and accounts (if the certifications required by Sarbanes-Oxley Act of 2002 have been provided), par value, shares (unless proposed as an anti-takeover action), share repurchase programs, independent committees, and equal opportunity employment.

     The Advisor generally votes against proposals related to the following matters: super majority voting, cumulative voting, preferred stock, warrants, rights, poison pills, reclassification of common stock and meetings held by written consent.

     The Advisor gives the following matters special consideration: new proposals, proxies of investment company shares (other than election of directors, selection of accountants), mergers/acquisitions (proposals where a hostile merger/acquisition is apparent or where the Advisor represents ownership in more than one of the companies involved), shareholder proposals (other than those covered by the predetermined guidelines), executive/director compensation (other than those covered by the predetermined guidelines), pre-emptive rights, and proxies of international issuers which block securities sales between submission of a proxy and the meeting (proposals for these securities are voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with predetermined guidelines).

     In addition, if a portfolio manager or other party involved with an Advisor client or a Fund account concludes that the interest of the client or the Fund requires that a proxy be voted on a proposal other than according to the predetermined guidelines, he or she may request that the Proxy Committee consider voting the proxy differently. If any person (or entity) requests the Proxy Committee (or any of its members) to vote a proxy other than according to a predetermined guideline, that person must furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's (or entity's) relationship with the party proposing the matter to shareholders or any other matter known to the person that would create a potential conflict of interest.

     The Proxy Committee may vary from the predetermined guideline if it determines that voting on the proposal according to the predetermined guideline would be expected to impact adversely the current or potential market value of the issuer's securities or to effect adversely the best interest of the client. References to the best interest of a client refer to the interest of the client in terms of the potential economic return on the client's investment. In determining the vote on any proposal, the Proxy Committee does not consider any benefit other than benefits to the owner of the securities to be voted.

     The Advisor's Proxy Committee is composed of operational and investment representatives of its regional offices as well as senior representatives of equity investments, equity research, compliance and legal. During the first quarter of each year, the Proxy Committee reviews all guidelines and establishes guidelines for expected new proposals. In addition to these reviews and its other responsibilities described above, the Proxy Committee's functions include annual review of the Advisor's Proxy Voting Policy and Procedures to ensure consistency with internal policies and regulatory agency policies, and to develop and modify voting guidelines and procedures as it deems appropriate or necessary.

     The Advisor uses Institutional Shareholder Services ("ISS"), a third party vendor, to implement its proxy voting process. ISS provides proxy analysis, record keeping services and vote disclosure services.

     The actual voting records of the Fund relating to portfolio securities during the 12-month period ended June 30 are available without charge, upon request, by calling 1-800-547-1037, or by accessing the SEC's website at http://www.sec.gov. The Advisor's proxy voting guidelines and procedures are included in this Statement of Additional Information as Appendix I.

                       DISCLOSURE OF PORTFOLIO INFORMATION

     The Trustees of the Funds have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, the Advisor, or their affiliates. These policies provide that Fund portfolio holdings information generally may not be disclosed to any party prior to (1) the day next following the posting of such information on the Funds' website at www.columbiafunds.com,
(2) the day next following the filing of the information with the SEC in a required filing, or (3) for money market funds, such information is publicly available to all shareholders upon request on the fifth business day after each calendar month-end. Certain limited exceptions pursuant to the Funds' policies are described below. The Trustees shall be updated as needed regarding the Funds' compliance with the policies, including information relating to any potential conflicts of interest between the interests of Fund shareholders and those of the Advisor and its affiliates. The Funds' policies prohibit the Advisor and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings information in exchange for any form of consideration. These policies apply to disclosures to all categories of persons, including, without limitation, individual investors, institutional investors, intermediaries that distribute the Funds' shares, third-party service providers, rating and ranking organizations and affiliated persons of the Fund.

Public Disclosures

     The Funds' portfolio holdings are currently disclosed to the public through required filings with the SEC the Funds' website at www.columbiamanagement.com. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) and Form N-Q (with respect to the first and third quarters of the Funds' fiscal year). Shareholders may obtain the Funds' Forms N-CSR and N-Q filings on the SEC's website at www.sec.gov. In addition, the Funds' Forms N-CSR and N-Q filings may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's website or the operation of the public reference room.

     The equity and fixed income Columbia Funds also currently make portfolio information publicly available at www.columbiamanagement.com, as disclosed in the following table:

                                               FREQUENCY OF
   TYPE OF FUND        INFORMATION PROVIDED     DISCLOSURE     DATE OF WEB POSTING
   ------------        --------------------    ------------    -------------------
Equity Funds         Full portfolio holdings     Monthly      30 calendar days after
                     information.                                  month-end.

Fixed Income Funds   Full portfolio holdings    Quarterly     60 calendar days after
                     information.                                  quarter-end

     The scope of the information provided relating to the Funds' portfolio that is made available on the website may change from time to time without prior notice.

     For Columbia's money market funds, a complete list of a Fund's portfolio holdings shall be publicly available on a monthly basis on the fifth business day after month-end. Shareholders may request such information by writing or calling the Fund's distributor, Columbia Management Distributors, Inc.

     A Fund, the Advisor or their affiliates may include portfolio holdings information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that the information is disclosed no earlier than the day after the date the information is disclosed publicly.

Other Disclosures

     The Funds' policies provide that non-public disclosures of the Funds' portfolio holdings may be made if (1) a Fund has a legitimate business purpose for making such disclosure, (2) a Fund's chief executive officer authorizes such non-public disclosure of information, and (3) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information.

     The Funds periodically disclose its portfolio information on a confidential basis to various service providers that require such information in order to assist the Funds with their day-to-day business affairs. In addition to the Advisor and its affiliates, these service providers include the Funds' custodian and sub-custodians, the Funds' independent registered public accounting firm, legal counsel, financial printers (R.R. Donnelly & Sons and Bowne & Co., Inc.), the Fund's proxy voting service provider (Alamo Direct Mail Services, Inc.), the Funds' proxy solicitor (Georgeson Shareholder Communications Inc.), rating agencies that maintain ratings on certain Columbia Funds (Fitch, Inc.) and service providers that support the Advisor's trading systems (InvestorTool, Inc. and Thomson Financial). These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. A Fund may also disclose portfolio holdings information to broker/dealers and certain other entities related to potential transactions and management of the Fund, provided that reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information.

     Certain clients of the Funds' investment adviser(s) may follow a strategy similar to that of the Funds, and have access to portfolio holdings information for their account. It is possible that such information could be used to infer portfolio holdings information relating to the Funds.

              INVESTMENT ADVISORY AND OTHER FEES PAID TO AFFILIATES

     The investment advisor to the Fund is Columbia Management Advisors, LLC (the "Advisor"). The Advisor has entered into an investment contract with the Fund. Pursuant to the investment contract the Advisor provides research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest.

     The Advisor provides office space and pays all executive salaries and executive expenses of the Fund. The Fund assumes its costs relating to Trust matters, cost of services to shareholders, transfer and dividend paying agent fees, custodian fees, legal and auditing expenses, disinterested Trustees fees, taxes and governmental fees, interest, broker's commissions, transaction expenses, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares, expenses of registering or qualifying its shares for sale, transfer taxes, and all other expenses of preparing its registration statement, prospectuses, and reports.

     For its services provided to the Fund, the Advisor charges an advisory fee, which is accrued daily and paid monthly. The advisory fee for the Fund equals the annual rate of 0.40 of 1% of its daily net assets. Advisory fees earned by the Advisor relating to the Fund were $2,812,400 for the fiscal year ended July 31, 2005, $2,280,557 for the fiscal year ended July 31, 2004, $871,581 for the fiscal period ended July 31, 2003, $428,315 for the fiscal year ended October 31, 2002 and $8,500 for the period October 9, 2001 (inception) through October 31, 2001. The Advisor has agreed to reimburse the Fund to the extent Total Fund Operating Expenses exceed 0.40% for the fiscal year. If the Advisor had not agreed to reimburse the Fund for such expenses during the fiscal year ended July 31, 2005, total Fund operating expenses would have been 0.43%.

     In addition, each shareholder will enter into a written administrative services agreement with the Advisor or its affiliate. Pursuant to this Agreement, the Advisor or its affiliate will provide the shareholder specialized reports regarding the Fund, performance of the shareholder's investment, and market conditions and economic indicators. For such services, each shareholder will pay an annual fee calculated as a percentage of the shareholder's net assets in the Fund. The annual fee will be 0.20% on the first $25 million of the shareholder's assets in the Fund, and 0.00% on the shareholder's assets in the Fund in excess of $25 million.

Transfer Agent Agreement

     Columbia Management Services, Inc. ("CMS") acts as transfer agent, dividend disbursing and shareholders' servicing agent for the Fund. Its address is P.O. Box 8081, Boston, Massachusetts 02266-8081. Effective November 1, 2005, the
Fund entered into a Transfer, Dividend Disbursing and Shareholders' Servicing Agent Agreement with CMS, under which CMS will provide transfer agency, dividend disbursing and shareholders' servicing agency services to the Fund. CMS has retained the services of Boston Financial Data Services, Inc. and DST Systems, Inc. to provide certain services for the Fund. The transfer agent fee is an annual charge of $15.23 per open account. The Fund will also pay for certain reimbursable out-of-pocket expenses as set forth in the agreement. There is no minimum aggregate fee payable by the Fund to CMS for transfer agent services. The transfer agent fees paid to CMS for the fiscal year ended July 31, 2005 under the prior transfer agent agreement was $2,099.

Pricing and Bookkeeping Agreement

     The Advisor performs certain pricing and bookkeeping services for the Fund pursuant to a Pricing and Bookkeeping Agreement dated November 1, 2005 (the "Agreement"). Under the terms of the Agreement, the Advisor (a) provides fund accounting and financial reporting oversight of State Street Bank and Trust Company ("State Street"), who provides the daily fund accounting and financial reporting services; (b) maintains and preserves in a secure manner the accounting records of the Funds; and (c) provides disaster planning.

Administrative Agreement

     The Advisor provides certain administrative services to the Fund. Effective November 1, 2005, the Fund entered into an Administrative Agreement with the Advisor. Under the terms of the Administrative Agreement, the Advisor provides fund administration, including daily prospectus, investment restrictions and 1940 Act compliance review, tax and distribution management, expense budgeting, performance reporting and statistical analysis, and board reporting. The Advisor has delegated responsibility for certain administrative services to State Street.

Principal Underwriter

     Columbia Management Distributors, Inc. ("CMD"), a registered securities broker and a member of the National Association of Securities Dealers, Inc., and an affiliate of the Advisor, is the principal underwriter for the Fund, and is authorized under a distribution agreement with CMG Fund Trust to sell shares of the Fund. CMD does not charge any fees or commissions to the Fund or to investors of the Fund for the sale of shares of the Fund.

     Each of the Advisor, CMS and CMD are indirect wholly owned subsidiaries of Bank of America Corporation ("Bank America"). Bank America and its affiliates provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include customer and commercial banking, mortgage lending and servicing, Trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services.

     In addition to the commissions specified in a Fund's Prospectus and this SAI, CMD, or its advisory affiliates, from their own resources, may make cash payments to financial service firms ("FSFs") that agree to promote the sale of shares of funds that CMD distributes. A number of factors may be considered in determining the amount of those payments, including the FSF's sales, client assets invested in the funds and redemption rates, the quality of the FSF's relationship with CMD and/or its affiliates, and the nature of the services provided by FSFs to its clients. The payments may be made in recognition of such factors as marketing support, access to sales meetings and the FSF's representatives, and inclusion of the Fund on focus, select or other similar lists.

     Subject to applicable rules, CMD may also pay non-cash compensation to FSFs and their representatives, including: (i) occasional gifts (ii) occasional meals, or other entertainment; and/or (iii) support for FSF educational or training events.

     In addition, CMD, and/or the Fund's investment advisor, transfer agent or their affiliates, may pay service, administrative or other similar fees to broker/dealers, banks, third-party administrators or other financial institutions (each commonly referred to as an "intermediary"). Those fees are generally for subaccounting, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. The rate of those fees may vary and is generally calculated on the average daily net assets of a Fund attributable to a particular intermediary.

     In some circumstances, the payments discussed above may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund.

     CMD and its affiliates anticipate that the FSFs and intermediaries that will receive the additional compensation described above include:

1st Global Capital Corp
401 Company
ABN AMRO Trust Services
ADP Retirement Services
Advest
AEGON/Transamerica

AG Edwards
American Century Services
American Express
AMG
AON Consulting
AST Trust Company
Banc of America Investment Services
BancOne
Bear Stearns
Benefit Plan Administrators
Bidwell & Company
BNY Clearing
C N A Trust
Charles Schwab
CIBC Oppenheimer
Citigroup Global Markets
CitiStreet Associates LLC
City National Bank
City of Milwaukee
Columbia Trust Company
Commonwealth Financial
Compensation & Capital
CPI Qualified Plan Consultants
Daily Access Concepts
Davenport & Company
Delaware Investments
Digital Retirement Solutions
Discover Brokerage
Dreyfus/Mellon
Edgewood Services
Edward Jones
E-Trade,
ExpertPlan
FAS Liberty Life Spectrum
Ferris Baker Watts
Fidelity
Financial Data Services
Franklin Templeton
Freeman Welwood
Gem Group
Great West Life
Hewitt Associates LLC
Huntington Bank
ING
Intermountain Health Care
Investmart, Inc.
Investment Manager Services (IMS)
Janney Montgomery Scott
JJB Hilliard Lyons
JP Morgan/American Century
Kenney Investments

Kirkpatrick Pettis Smith Polian Inc
Legg Mason Wood Walker
Liberty Life
Lincoln Financial
Lincoln Life
Linsco Private Ledger
M & T Securities
Marquette Trust Company
Mass Mutual Life
Matrix Settlement & Clearance Services (MSCS)
McDonald Investments
Merrill Lynch
MetLife
MFS
Mfund Trax
MidAtlantic Capital
Milliman USA
Morgan Keegan
Morgan Stanley Dean Witter
PFPC
Nationwide Investment Services
Neuberger Berman Mgmt
NFP Securities
NSD -NetStock Sharebuilder
NYLife Distributors
Optimum Investment Advisors
Orbitex
Pershing LLC
Phoenix Home Life
Piper Jaffray
PNC
PPI Employee Benefits
Private Bank & Trust
Prudential
Putnam Investments
Raymond James
RBC Dain Rausher
Robert W Baird
Royal Alliance
RSM McGladrey Inc.
Safeco
Scott & Stringfellow
Scudder Investments
Security Benefit
Segall Bryant Hamill
South Trust Securities
Southwest Securities
Standard Insurance
Stanton Group
State of NY Deferred Compensation Plan
Stephens, Inc.

Stifel Nicolaus & Co
Strong Capital
Sungard T Rowe Price
Trustar Retirement Services
Trustlynx/Datalynx
UBS Financial Services
USAA Investment Management
Vanguard
Wachovia
TD Waterhouse
Webster Investment Services
Wells Fargo
Wilmington Trust

PLEASE CONTACT YOUR FSF OR INTERMEDIARY FOR DETAILS ABOUT PAYMENTS IT MAY
RECEIVE.

                             PORTFOLIO TRANSACTIONS

     The Fund will not generally invest in securities for short-term capital appreciation but, when business and economic conditions, market prices, or the Fund's investment policy warrant, individual security positions may be sold without regard to the length of time they have been held. This may result in a higher portfolio turnover rate and increase a Fund's transaction costs, including brokerage commissions. To the extent short-term trades result in gains on securities held less than one year, shareholders will be subject to taxes at ordinary income rates. See "TAXES" in this Statement of Additional Information.

     The Fund may purchase its portfolio securities through a securities broker and pay the broker a commission, or it may purchase the securities directly from a dealer that acts as principal and sells securities directly for its own account without charging a commission. The purchase price of securities purchased from dealers serving as market makers will include the spread between the bid and asked prices. The Fund may also purchase securities from underwriters, the price of which will include a commission or discount paid by the issuer to the underwriter.

     Prompt execution of orders at the most favorable price will be the primary consideration of the Fund in transactions where brokerage fees are involved. Additional factors considered by the Advisor in selecting brokers to execute a transaction include: (i) professional capability of the executing broker and the value and quality of the brokerage services provided; (ii) size and type of transaction; (iii) timing of the transaction in the context of market prices and trends; (iv) nature and character of markets for the security to be purchased or sold; (v) the broker's execution efficiency and settlement capability; (vi) the broker's experience and financial stability and the execution services it renders to the Advisor on a continuing basis; and (vii) reasonableness of commission.

     Research, statistical, and other services offered by the broker also may be taken into consideration in selecting broker-dealers. These services may include: advice concerning the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or the purchasers or sellers of securities; and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategies, and performance of accounts. A commission in excess of the amount of commission another broker or dealer would have charged for effecting a transaction may be paid by the Fund if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided, viewed in terms of either that particular transaction or management's overall responsibilities with respect to the Fund.

     The Advisor receives a significant amount of proprietary research from a number of brokerage firms, in most cases on an unsolicited basis. The Advisor does not make any commitments to allocate brokerage for proprietary research. The value of that research, however, is considered along with other factors in the selection of brokers. This research is considered supplemental to the Advisor's own internal research and does not, therefore, materially reduce the overall expenses incurred by the Advisor for its research.

     The Advisor may use the Fund's commissions to acquire third party research and products that are not available through its full service brokers. In these arrangements, the Advisor pays an executing broker a commission equal to the average rate paid on all other trades and achieves what it believes is best execution on the trade. The executing broker then uses a portion of the commission to pay for a specific research service or product provided to the Advisor. Proposed research to be acquired in this manner must be approved by the Advisor's Chief Investment Officer for West Coast Operations who responsible for determining that the research provides appropriate assistance to the Advisor in connection with its investment management of the Fund and that the price paid for research services and products with broker commissions is fair and reasonable.

     The receipt of research services and products from brokers or dealers might be useful to the Advisor and its affiliates in rendering investment management services to the Fund or other clients; and, conversely, information provided by brokers or dealers who have executed orders on behalf of other clients might be useful to the Advisor in carrying out its obligations to the Fund. Total brokerage commissions paid by the Fund were $2,024,395 for the fiscal year ended July 31, 2005, $2,039,939 for the fiscal year ended July 31, 2004, $1,237,310 for the fiscal period from November 1, 2002 to July 31, 2003, $986,131 for the fiscal year ended October 31, 2002, and $38,737 for the period beginning October 9, 2001 (inception) through October 31, 2001. Of the commissions paid in fiscal year 2005, the Fund paid $105,460 for third party research and products provided by brokerage firms.

     The Trust is required to identify any securities of its "regular brokers or dealers" that the Fund has acquired during its most recent fiscal year. At July 31, 2005, the Fund held securities of its regular brokers or dealers as set forth below:

BROKER/DEALER          VALUE (IN THOUSANDS)
-------------          --------------------
JP MORGAN CHASE & CO        $5,166,494
MORGAN STANLEY              $4,907,125

     The Advisor may use research services provided by and place agency transactions with affiliated broker-dealers, if the commissions are fair and reasonable and comparable to commissions charged by non-affiliated qualified brokerage firms. In addition, the Fund may purchase securities from an underwriting syndicate in which an affiliate is a member of the underwriting syndicate. In any agency transaction or purchase from an underwriting syndicate of which an affiliate is a member, the trade will be accomplished in accordance with the rules and regulations of the 1940 Act.

     Investment decisions for the Fund are made independently from those of the other portfolios of the Trust or accounts managed by the Advisor or its affiliate, Columbia Trust Company (collectively, "Columbia"). All trading for Columbia accounts is performed by the Advisor pursuant to an Investment Advisory Contract with Columbia Trust Company. The same security is sometimes held in the portfolio of more than one fund or account. Simultaneous transactions are inevitable when several funds or accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or account. In such event, the Advisor may aggregate these orders in order to achieve best execution and, on the average, lower brokerage commission costs. In the event of simultaneous transactions, allocations among the Fund or accounts will be made on an equitable basis. When the Funds participate in an aggregated order, they participate at the average share price for all transactions in that order, with all transaction costs shared on a pro rata basis. Notwithstanding the above, the Advisor may execute, buy and sell orders for accounts and take action in performance of its duties with respect to any of its accounts that may differ from actions taken with respect to another account, so long as the Advisor shall, to the extent practical, allocate investment opportunities to accounts, including the Funds, over a period of time on a fair and equitable basis and in accordance with applicable law.

Certain employees of the Advisor are also employees of affiliated investment advisors ("Shared Employees") within Columbia Management Group, the Advisor's direct owner. As a result of these arrangements, Shared Employees may provide investment advisory, trading and otherinvestment services for client accounts of the Advisor and one or more other affiliated investment advisors. Columbia Management Group has determined that these Shared Employee arrangements promote more efficient use of internal resources and are in the best interests of clients on an overall basis.

     The Advisor is responsible for ensuring compliance by Shared Employees with all investment guidelines, compliance policies and procedures, and applicable rules and regulations while Shared Employees are acting for the Advisor's clients.

     The Advisor and its affiliated advisors maintain policies reasonably designed to ensure fairness for all clients with accounts served by Shared Employees. The Advisor will monitor all Shared Employee arrangements to ensure that these arrangements continue to be in the best interest of clients considering the potential disadvantages.

     The Advisor's investment personnel will share general and specific investment information with affiliated investment advisors. Information is shared at periodic meetings of investment teams, by distribution of formal recommendations by investment analysts, and through informal discussions among investment personnel.

     The Advisor will also share with affiliated advisors research products and services provided by broker-dealers through whom the Advisor effects transactions for client accounts, and whom the advisor may cause to receive higher commissions from the Advisor's clients in recognition of the provision of such products and services. The research products and services shared will assist the Advisor and its affiliated advisors in providing investment management services generally to their clients, but may not necessarily assist with the management for any particular client or clients of the Advisor, including the Funds. As a result of this policy, trades effected on behalf of the Advisor's clients may benefit affiliated advisors and their clients, and trades effected on behalf of clients of affiliated advisors may benefit the Advisor and its clients.

     The use of multiple trading locations could result in the Advisor and its affiliates competing against each other in the market. The Advisor's clients could receive less attractive prices for trades than clients of an affiliated advisor, and in certain cases client orders may be unfilled or only partially filled due to the orders for clients of an affiliated advisor. To the extent separate trading locations are used, clients of the Advisor and its affiliates will not realize efficiencies associated with aggregating orders, such as more favorable pricing for larger volume trades, for all Columbia Management Group companies.

     Where practical, transactions for accounts of the Advisor and one or more affiliated advisors for which a Shared Employee has investment discretion will be coordinated from each trading location. In these cases, a single broker will be used to execute the trade on behalf of each advisor's accounts. This practice may at times result in an increase in the time period it takes to fill a particular client's trade order, due to increased time for processing the trade or due to share allocations, and may lead to a smaller allocation for a client.

     Where practical, Shared Employees may also effect trades from one location, subjecting the trades to the trade allocation and other policies utilized for that location. To the extent that trades for clients of the Advisor are effected together with trades for clients of other affiliated advisors, this practice may result in smaller allocations for the Advisor's clients or result in clients of the Advisor obtaining less favorable prices on securities.

     Allocations among Columbia accounts to participate in initial public offerings ("IPOs") are made pursuant to IPO Allocation Priority Guidelines (the "Guidelines") established by the Columbia Investment Team. The Guidelines establish which accounts are eligible to participate in a particular IPO and what level of participation is permitted. Eligibility is based upon the market capitalization of the IPO and the capitalization focus of the account. After eligible accounts are identified, each manager receives, on behalf of his or her accounts, a pro rata share of such allocation. The allocation by the manager among his or her accounts is further divided among such accounts on a pro rata basis. A manager may decline to participate in an offering, or may elect to not have all accounts participate, even if his or her accounts are eligible to participate pursuant to the guidelines if he or she believes that the IPO is not appropriate for his or her accounts or an individual account. A manager who declines to participate in an IPO in all of his or her eligible accounts must document the basis of his or her decision not to participate. Over time, allocations to eligible accounts, for which an IPO opportunity is appropriate, will be made on a fair and equitable basis.

     The Fund, the Advisor, and CMD have adopted Codes of Ethics (the "Codes") pursuant to the requirements of the 1940 Act. These Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds. These Codes can be reviewed and copied at the SEC's Public Reference Room and may be obtained by calling the SEC at 1-202-942-8090. These Codes are also available on the EDGAR Database on the SEC's internet web site at http://www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                       CAPITAL STOCK AND OTHER SECURITIES

     The Trust may establish separate series of investment portfolios under its Agreement and Declaration of Trust ("Declaration of Trust"), effective August 4, 2005. The Fund, CMG Short Term Bond Fund, CMG High Yield Fund, CMG Core Bond Fund, CMG Small Cap Fund, CMG Small/Mid Cap Fund, CMG International Stock Fund, CMG International Bond Fund, CMG Enhanced S&P 500 Index Fund, CMG Large Cap Growth Fund, CMG Large Cap Value Fund, CMG Mid Cap Value Fund, CMG Mid Cap Growth Fund, CMG Small Cap Growth Fund, CMG Small Cap Value Fund, CMG Core Plus Bond Fund, CMG Government Bond Fund, CMG Mortgage and Asset-Backed Securities Fund, CMG Intermediate Bond Fund, and CMG Ultra Short Term Bond Fund are the only series established under the Trust. Shares of each series vote together, except as provided in the Trust's Declaration of Trust and under applicable law. It is expected that shares of a series would vote separately by series on any changes in fundamental investment policies relating to that series. All shares of each series of the Trust, including the Fund, have equal rights as to voting, redemption, dividends and distributions. All issued and outstanding shares of the Fund are fully paid and nonassessable. Shares have no preemptive or conversion rights. Fractional shares have the same rights proportionately as full shares. The shares of the Fund do not have cumulative voting rights, which means that the holders of more than 50% of the shares of the Fund and any other portfolio of the Trust, voting for the election of Trustees, can elect all the Trustees if they choose to do so. In certain circumstances, Trustees may be removed by action of the Trustees or the shareholders.

     Any reference to the phrase "vote of a majority of the outstanding voting securities of the Fund" means the vote at any meeting of shareholders of the Fund of (i) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES

     Investments in the Fund are made directly by (1) high net worth individuals and institutional buyers some of whom may be clients of the Advisor or (2) the Advisor in its role as discretionary investment advisor over a portion of the shareholder's assets. With respect to assets of an investment advisory client of the Advisor invested in the Fund by the client or the Advisor, that client will pay a reduced, or in the case of an employee benefit plan, no fee pursuant to its separate management contract with the Advisor (for the period during which the assets are invested in the Fund).

     If the Advisor is deemed to be a fiduciary with respect to a prospective shareholder of the Fund pursuant to the Employee Retirement Income Security Act of 1974 ("ERISA"), certain conditions must be satisfied before assets may be invested in the Fund by the Advisor on behalf of the shareholder. These conditions are set forth by the U. S. Department of Labor in Prohibited Transaction Class Exemption No. 77-4 (the "Exemption"). The Exemption permits the Advisor to direct investments of ERISA-qualified plans to a mutual fund, such as the Fund, for which the Advisor serves as an investment advisor if, after review of the Prospectus and disclosure relating to fees of the Fund and fees under the advisory contract, another fiduciary, as determined under ERISA, with respect to that shareholder approves investments in the Fund. The second fiduciary must be independent of and unrelated to the Advisor under standards set forth by the U. S. Department of Labor in the Exemption.

     The second, independent fiduciary that must approve investments in the Fund by the Advisor must not be engaged as a second fiduciary only in contemplation of a possible investment in the Fund. Rather, the second, independent fiduciary is almost always a committee appointed by the employee benefit plan sponsor and has oversight responsibility for appointment of the Advisor as an investment advisor with respect to certain plan assets. This committee is almost always made up of one or more employees of the plan sponsor, and, as such, these employees receive compensation from the plan sponsor but are not compensated out of plan assets.

     The transfer agent for the Fund may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies, and limitations of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $100,000. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled - usually within 15 days following the purchase by exchange. The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on securities following their delivery to the transfer agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, or other rights attached to the securities become the property of the Fund, along with the securities. Before engaging in an exchange, investors should consult their tax advisors concerning the tax consequences to them of the exchange.

REDEMPTIONS

     Redemptions of all or any portion of a shareholder's investment can be made at any time. Redemption of shares are at the net asset value next computed after receipt of a redemption order on a day the New York Stock Exchange ("NYSE") is open for business. Payment will be made within seven days of the date of redemption, except as provided by the rules of the SEC. The Trust may suspend the determination of net asset value of the Fund and the right of redemption for any period (1) when the NYSE is closed, other than customary weekend and holiday closings, (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which sale of securities owned by the Fund is not reasonably practicable or it is not reasonably practicable for the Trust to determine the value of the Fund's net assets, or (4) as the SEC may by order permit for the protection of security holders, provided the Trust complies with rules and regulations of the SEC which govern as to whether the conditions prescribed in (2) or (3) exist. The NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. In the case of suspension of the right to redeem, shareholders may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

     The Fund reserves the right to redeem Fund shares in cash or in kind. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem, during any 90-day period, shares of a shareholder solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund. A shareholder who is redeemed in kind may incur brokerage fees upon the sale of any securities distributed upon redemption.

PRICING OF SHARES

     The net asset value ("NAV") per share of the Fund is determined by the Advisor, under procedures approved by the Trustees of the Trust, as of the close of regular trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business and at other times determined by the Board of Trustees. The NAV per share is computed by dividing the value of all assets of the Fund, less its liabilities, by the number of shares outstanding.

     For purposes of calculating the NAV of the Fund's shares, the following procedures are utilized whenever applicable. The Fund's securities are valued at the last sale price on the securities exchange or national securities markets at which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued using the last bid price. Certain securities for which daily market quotations are not readily available, or for which the Advisor believes the quotations do not accurately value the security in question, may be fair valued by the Advisor, pursuant to guidelines established by the Fund's Board of Trustees.

     Any assets or liabilities initially expressed in a foreign currency will, on a daily basis, be converted into U.S. dollars. Foreign securities will generally be valued based upon the most recent closing price on their principal exchange, or based upon the most recent price obtained by the Fund, if the security is not priced on an exchange, even if the close of that exchange or price determination is earlier than the time of the Fund's NAV calculation. In the case of such foreign security, if an event that is likely to affect materially the value of a portfolio security occurs between the time the foreign price is determined and the time the Fund's NAV is calculated, it may be necessary to value the security in light of that event. Such a determination would be made by the Fund's Valuation Committee using procedures approved by the Board of Trustees.

                                    CUSTODIAN

     The Fund's Custodian, for both domestic and foreign securities, is State Street Bank and Trust Company (the "Custodian"), 2 Avenue De Lafayette, Boston, MA 02111-2900. The Custodian holds all securities and cash of the Fund, receives and pays for securities purchased, delivers against payment securities sold, receives and collects income from investments, makes all payments covering expenses of the Fund, and performs other administrative duties, all as directed by authorized officers of the Advisor. The Custodian does not exercise any supervisory function in the purchase and sale of portfolio securities or payment of dividends.

     Portfolio securities purchased in the United States are maintained in the custody of the Fund's Custodian. Portfolio securities purchased outside the United States by the Fund are maintained in the custody of foreign banks, Trust companies, or depositories that have sub-custodian arrangements with the Custodian (the "foreign sub-custodians"). Each of the domestic and foreign custodial institutions that may hold portfolio securities of the Fund has been approved by the Board of Trustees or, in the case of foreign securities, at the discretion of the Board of Trustees, by the Custodian, as a delegate of the Board of Trustees, all in accordance with regulations under the 1940 Act.

     The Advisor determines whether it is in the best interest of the Fund and its shareholders to maintain the Fund's assets in each of the countries in which the Fund invests ("Prevailing Market Risk"). The review of Prevailing Market Risk includes an assessment of the risk of holding the Fund's assets in a country, including risks of expropriation or imposition of exchange controls. In evaluating the foreign sub-custodian's, the Board of Trustees, or its delegate, will review the operational capability and reliability of the foreign sub-custodian. With respect to foreign investments and the selection of foreign sub-custodians, however, there is no assurance that the Fund, and the value of its shares, will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and cost of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or the application of foreign law to the Fund's foreign sub-custodian arrangement. Accordingly, an investor should recognize that the risks involved in holding assets abroad are greater than those associated with investing in the United States.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts, 02110-1707, serves as the Trust's independent registered public accounting firm and, in addition to examining the annual financial statements of the Trust, assists in the preparation of the tax returns of the Trust and in certain other matters.

                                      TAXES

Federal Income Taxes

     The Fund intends and expects to meet continuously the tests for qualification as a regulated investment company under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If the Fund were to fail to qualify as a "regulated investment company" in any year, it would incur a regular federal corporate income tax on all of its taxable income, whether or not distributed, and distributions would generally be taxable as ordinary dividend income to the shareholders. The Fund believes it satisfies the tests to qualify as a regulated investment company.

     To qualify as a regulated investment company for any taxable year, the Fund must, among other things:

     (a) derive at least 90% of its gross income from dividends; interest; payments with respect to securities loans; gains from the sale or other disposition of stock, securities, or foreign currencies; other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; or net income from an interest in qualified publicly traded partnerships (the "90% Test"); and

     (b) diversify its holdings so that at the end of each quarter (i) 50% or more of the market value of the assets of the Fund is represented by cash, government securities, securities of other regulated investment companies, and other securities limited, in respect of any one issuer of such other securities, to an amount not greater than 5% of the value of the assets of the Fund and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the assets of the Fund is invested in either the securities (other than government securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund "controls" within the meaning of Section 851 of the Code and that meet certain requirements or the securities of one or more qualified publicly traded partnerships. In addition, the Fund must file, or have filed, a proper election with the Internal Revenue Service.

     Part I of Subchapter M of the Code will apply to the Fund during a taxable year only if it meets certain additional requirements. Among other things, the Fund must: (a) have a deduction for dividends paid (without regard to capital gain dividends and exempt-interest dividends) at least equal to the sum of 90% of its investment company taxable income (computed without any deduction for dividends paid) and 90% of its tax-exempt interest net of expenses attributable to such interest and (b) either (i) have been subject to Part I of Subchapter M for all taxable years ending on or after November 8, 1983 or (ii) as of the close of the taxable year have no earnings and profits accumulated in any taxable year to which Part I of Subchapter M did not apply.

     The Trust currently has 20 portfolios, including the Fund. The Trust may establish additional funds in the future. Federal income tax laws generally will treat each Fund as a separate corporation (provided that the Fund consists of a segregated portfolio of assets the beneficial interests in which are owned by the holders of a class or series of stock that is preferred over all other classes or series in respect of that portfolio of assets).

     A regulated investment company that meets the requirements described above is taxed only on its "investment company taxable income," which generally equals the undistributed portion of its ordinary net income and any excess of net short-term capital gain over net long-term capital loss. In addition, any excess of net long-term capital gain over net short-term capital loss that is not distributed as a "capital gain dividend" is taxed to each Fund at corporate capital gain tax rates. The policy of the Fund is to apply capital loss carry-forwards as a deduction against future capital gains before making a capital gain distribution to shareholders.

     If any net capital gains (i.e. the excess of net long-term capital gains over net short-term capital losses) are retained by the Fund, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In the case of such an election, shareholders will be taxed on such amounts as long-term capital gains, will be able to claim their proportional share of the federal income taxes paid by the Fund on such gains as a credit against their own federal income tax liabilities, and generally will be entitled to increase the adjusted tax basis of their shares in the Fund by the differences between their pro rata shares of such gains and their tax credits.

     If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

     Certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter as gain from the sale or exchange of a capital asset. If the Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

     Shareholders of the Fund are taxed on distributions of net investment income, or of any excess of net short-term capital gain over net long-term capital loss, as ordinary income. As described below, as a result of 2003 legislation, qualifying dividend distributions to individual shareholders generally are taxed at the same rate that applies to long-term capital gains.

     Distributions properly designated by the Fund as representing the excess of net long-term capital gain over net short-term capital loss are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Fund have been held by shareholders. Such distributions are treated as net capital gain in the hands of a recipient and will not be eligible for the corporate dividends-received deduction. For noncorporate taxpayers, the highest rate that applies to long-term capital gains is lower than the highest rate that applies to ordinary income; however, as a result of 2003 legislation, for taxable years beginning on or before December 31, 2008, qualified dividend income distributions to individuals generally are taxed at the same rate that applies to long-term capital gains, subject to holding period requirements with respect to shareholders and the Fund as well as other requirements. For this purpose, long-term capital gain rates apply to the extent that the Fund receives dividends from domestic or qualifying foreign corporations and the Fund meets holding period and other requirements. Generally, a dividend received from a foreign corporation will not be treated as qualified dividend income if the foreign corporation is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company or, for taxable years of foreign corporations beginning on or before December 31, 2004, as a foreign personal holding company or a foreign investment company. If the aggregate qualified dividends received by the Fund during any taxable year are 95 percent or more of its gross income, then 100% of the Fund's dividends (other than properly designated capital gain dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss. Any loss that is realized and allowed on redemption of shares of the Fund six months or less from the date of purchase of the shares and following the receipt of a capital gain dividend will be treated as a long-term capital loss to the extent of the capital gain dividend. For this purpose, Section 852(b)(4) of the Code contains special rules on the computation of a shareholder's holding period.

     Long-term capital gains rates applicable to individuals have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning on or before December 31, 2008.

     Distributions of taxable net investment income and net realized capital gains will be taxable as described above, whether paid in shares or in cash. Each distribution is accompanied by a brief explanation of the form and character of the distribution. The Fund issues to each shareholder a statement of the federal income tax status of all distributions, including a statement of the prior taxable year's distributions that the Fund has designated to be treated as long-term capital gain.

     A distribution may be taxable to a shareholder even if the distribution reduces the net asset value of the shares held below their cost (and is in an economic sense a return of the shareholder's capital). This tax result is most likely when shares are purchased shortly before an annual distribution of capital gains or other earnings.

     The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number ("TIN"), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is a United States person and is not subject to such withholding. Pursuant to recently enacted tax legislation, the backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

     If the Fund declares a dividend in October, November, or December payable to shareholders of record on a certain date in such a month and pays the dividend during January of the following year, the shareholders will be taxed as if they had received the dividend on December 31 of the year in which the dividend was declared. Thus, a shareholder may be taxed on the dividend in a taxable year prior to the year of actual receipt.

     A special tax may apply to the Fund if it fails to make sufficient distributions during the calendar year. The required distributions for each calendar year generally equal the sum of (a) 98% of the ordinary income for the calendar year plus (b) 98% of the capital gain net income for the one-year period that ends on October 31 during the calendar year, plus (c) an adjustment relating to any shortfall for the prior taxable year. If the actual distributions are less than the required distributions, a tax of 4% applies to the shortfall.

     The Code allows the deduction by certain individuals, trusts, and estates of "miscellaneous itemized deductions" only to the extent that such deductions exceed 2% of adjusted gross income.

The limit on miscellaneous itemized deductions will not apply, however, with respect to the expenses incurred by any "publicly offered regulated investment company." The Fund believes that it is a publicly offered regulated investment company because its shares are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act). Therefore, the limit on miscellaneous itemized deductions should not apply to expenses incurred by the Fund.

     SPECIAL ASPECTS OF 90% TEST WITH RESPECT TO FOREIGN CURRENCY. For purposes of the 90% Test, foreign currency gains that are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stock or securities) may be excluded from qualifying income by regulation. No such regulations, however, have been issued.

     Unless an exception applies, the Fund may be required to recognize some income with respect to foreign currency contracts under the mark-to-market rules of Section 1256 of the Code even though that income is not realized. Special rules under Sections 1256 and 988 of the Code determine the character of any income, gain, or loss on foreign currency contracts.

     INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES. Investment by the Fund in "passive foreign investment companies" could subject the Fund to a U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investments to market annually or to treat the passive foreign investment company as a "qualified electing fund."

     A "passive foreign investment company" is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, foreign currency gains, and income from notional principal contracts. Passive income for this purpose does not include income received by the foreign corporation from active conduct of a banking or insurance business and certain income received from related persons.

Non-U.S. Shareholders

     Capital gain dividends will not be subject to withholding of federal income tax. In general, dividends (other than capital gain dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the recent legislation, effective for taxable years of the Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or
(z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the Fund. The Fund has not determined whether it will make such designations.

     If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     Recent legislation modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the legislation, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning on September 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004, and before January 1, 2008, if the Fund is a U.S. real property holding corporation (as described above) the Fund's shares will nevertheless not constitute USRPIs if the Fund is a "domestically controlled qualified investment entity," which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

State Income Taxes

     The state tax consequences of investments in the Fund are beyond the scope of the tax discussions in the Prospectus and this Statement of Additional Information.

Additional Information

     The foregoing summary and the summary included in the Prospectus under "Taxes" of tax consequences of investment in the Fund are necessarily general and abbreviated. No attempt has been made to present a complete or detailed explanation of tax matters. Furthermore, the provisions of the statutes and regulations on which they are based are subject to change by legislative or administrative action. State and local taxes are beyond the scope of this discussion. Prospective investors in the Fund are urged to consult their own tax advisors regarding specific questions as to federal, state, or local taxes. This discussion applies only to U.S. shareholders. Foreign investors and U.S. shareholders with particular tax issues or tax statuses should consult their own tax advisors regarding special rules that may apply to them.

     Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

                              SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Fund or the Trust's Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the Fund would be unable to meet its obligations and the disclaimer was inoperative.

     The risk of the Fund incurring financial loss on account of another portfolio of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other portfolio was unable to meet its obligations.

                              SHAREHOLDER MEETINGS

     The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. The Trust has voluntarily undertaken to hold a shareholder meeting at which the Board of Trustees would be elected at least every five years beginning in 2005. Each whole share (or fractional share) outstanding on the record date established in accordance with the Trust's By-Laws shall be entitled to a number of votes on any matter on which it is entitled to vote equal to the net asset value of the shares (or fractional share) in United States dollars determined at the close of business on the record date (for example, a share having a net asset value of $10.50 would be entitled to 10.5 votes).

     The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose. Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

     At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series. Shares of each Fund and any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class.

                              FINANCIAL STATEMENTS

     The Fund's most recent Annual Report to shareholders is a separate document. The financial statements, accompanying notes and report of independent registered public accounting firm appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.

                                   APPENDIX I

                    COLUMBIA MANAGEMENT ADVISORS, LLC ("CMA")
                      PROXY VOTING POLICIES AND PROCEDURES
                 ADOPTED JULY 1, 2003 AND REVISED MARCH 4, 2005

POLICY:

ALL PROXIES(1) REGARDING CLIENT SECURITIES FOR WHICH COLUMBIA MANAGEMENT ADVISORS, LLC ("CMA") HAS ASSUMED AUTHORITY TO VOTE SHALL, UNLESS CMA DETERMINES IN ACCORDANCE WITH POLICIES STATED BELOW TO ABSTAIN FROM VOTING, BE VOTED IN A MANNER CONSIDERED BY CMA TO BE IN THE BEST INTEREST OF CMA'S CLIENTS, INCLUDING THE CMG FAMILY FUNDS(2) AND THEIR SHAREHOLDERS, WITHOUT REGARD TO ANY RESULTING BENEFIT OR DETRIMENT TO CMA OR ITS AFFILIATES. THE BEST INTEREST OF CLIENTS IS DEFINED FOR THIS PURPOSE AS THE INTEREST OF ENHANCING OR PROTECTING THE ECONOMIC VALUE OF CLIENT ACCOUNTS, CONSIDERED AS A GROUP RATHER THAN INDIVIDUALLY, AS CMA DETERMINES IN ITS SOLE AND ABSOLUTE DISCRETION. IN THE EVENT A CLIENT BELIEVES THAT ITS OTHER INTERESTS REQUIRE A DIFFERENT VOTE, CMA SHALL VOTE AS THE CLIENT CLEARLY INSTRUCTS, PROVIDED CMA RECEIVES SUCH INSTRUCTIONS IN TIME TO ACT ACCORDINGLY.

CMA ENDEAVORS TO VOTE, IN ACCORDANCE WITH THIS POLICY, ALL PROXIES OF WHICH IT BECOMES AWARE, SUBJECT TO THE FOLLOWING EXCEPTIONS (UNLESS OTHERWISE AGREED) WHEN CMA EXPECTS TO ROUTINELY ABSTAIN FROM VOTING:

     1. PROXIES WILL USUALLY NOT BE VOTED IN CASES WHERE THE SECURITY HAS BEEN LOANED FROM THE CLIENT'S ACCOUNT.

     2. PROXIES WILL USUALLY NOT BE VOTED IN CASES WHERE CMA DEEMS THE COSTS TO THE CLIENT AND/OR THE ADMINISTRATIVE INCONVENIENCE OF VOTING THE SECURITY (E.G., SOME FOREIGN SECURITIES) OUTWEIGH THE BENEFIT OF DOING SO.

CMA SEEKS TO AVOID THE OCCURRENCE OF ACTUAL OR APPARENT MATERIAL CONFLICTS OF INTEREST IN THE PROXY VOTING PROCESS BY VOTING IN ACCORDANCE WITH PREDETERMINED VOTING GUIDELINES, AS STATED BELOW. FOR THOSE PROXY PROPOSALS THAT REQUIRE SPECIAL CONSIDERATION OR IN INSTANCES WHERE SPECIAL CIRCUMSTANCES MAY REQUIRE VARYING FROM THE PREDETERMINED GUIDELINES, THE CMG PROXY COMMITTEE WILL DETERMINE THE BEST INTEREST OF CMA'S CLIENTS AND VOTE ACCORDINGLY, WITHOUT CONSIDERATION OF ANY RESULTING BENEFIT OR DETRIMENT TO CMA OR ITS AFFILIATES.

OVERVIEW:

CMA's policy is based upon its fiduciary obligation to act in its clients' best interest. Citing this obligation, the SEC has adopted rules pursuant to the Investment Advisers Act of 1940 and Investment Company Act of 1940 with respect to proxy voting.

----------
(1) The term "proxy" as used herein refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.

(2) A CMG Family Fund or a Fund is a registered investment company or series of a registered investment company managed or advised by Columbia Management Advisors, LLC

PROCEDURE:

I. ACCOUNT POLICIES

Except as otherwise directed by the client, CMA shall vote as follows:

SEPARATELY MANAGED ACCOUNTS

CMA shall vote proxies on securities held in its separately managed accounts.

COLUMBIA TRUST COMPANY (CTC) TRUST POOLS

CMA shall vote proxies on securities held in the trust pools.

CMG FAMILY FUNDS/CMA FUND TRUST

CMA shall vote proxies on securities held in the Funds, including multi-managed and subadvised Funds.

COLUMBIA PRIVATE PORTFOLIO

CMA shall vote proxies on securities held in its separately managed accounts.

ALTERNATIVE INVESTMENT GROUP

CMA's clients may invest in securities ("Alternative Investments") issued by alternative investment vehicles (i.e. hedge funds, private equity funds, and other alternative investment pools) that are structured as private limited partnerships ("LPs"), limited liability companies ("LLCs") or offshore corporations. Generally, CMA's Alternative Investment Group ("AIG") is the platform through which CMA provides advisory services relating to Alternative Investments.

The voting rights of Alternative Investments generally are rights of contract set forth in the limited liability company or limited partnership agreement, in the case of LLCs and LPs, or Memorandum and Articles of Association or By-laws, in the case of offshore corporations. Also, as privately placed securities, Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, proxies are not solicited regarding Alternative Investment vehicles. Instead, consents may be solicited from members, limited partners or shareholders.

Because of the unique characteristics of Alternative Investments, CMA has a tailored process for voting Alternative Investment proxies and consents.

Process

AIG will vote all Alternative Investment proxies and consents in accordance with this Policy. The committee voting AIG proxies consists of AIG senior management, investment and operations professionals. Conflicts of interest are to be monitored and resolved as set forth in this Policy.

II. PROXY COMMITTEE

CMA shall establish a Proxy Committee whose standing members shall include the head of core equity, head of value, head of growth, head of income strategies, head of equity research and head of fixed income research. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf.

The Proxy Committee's functions shall include, in part,

     (a) direction of the vote on proposals where there has been a recommendation to the Committee, pursuant to Section IV.B, not to vote according to the predetermined Voting Guidelines stated in Section IV.A or on proposals which require special, individual consideration in accordance with Section IV.C;

     (b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

     (c) review at least annually of existing Voting Guidelines and need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

     (d) development and modification of Voting Procedures, as stated in Section V, as it deems appropriate or necessary.

The Proxy Committee shall establish a charter, which shall set forth the Committee's purpose, membership and operation. The Committee's charter shall be consistent, in all material respects, with this policy and procedure.

III. CONFLICTS OF INTEREST

With Other Bank of America Businesses

     Bank of America Corporation ("BAC"), the ultimate corporate parent of CMA, Bank of America, N.A. and all of their numerous affiliates owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of Firm-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with CMA's duty, in the proxy voting process, to act in the best economic interest of its clients.

Within CMA

     Conflicts of interest may also arise from the business activities of CMA. For example, CMA might manage (or be seeking to manage) the assets of a benefit plan for an issuer. CMA may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or a CMG Family Fund, for which CMA serves as investment adviser, are to be voted for a client's account.

Management of Conflicts

     CMA's policy is to always vote proxies in the best interest of its clients, as a whole, without regard to its own self-interest or that of its affiliates. BAC as well as CMA has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

     1. BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

     2. In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

     3. Within CMA, CMA's Code of Ethics affirmatively requires that associates of CMA act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of CMA's Clients.

     4. By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any CMA or BAC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

          - To disclose to the chairperson of the Proxy Committee and the chairperson to the head of CMG Compliance any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how CMA shall vote proxies. In the event the chairperson of the Proxy Committee has a conflict of interest regarding a given matter, he or she shall abstain from participating in the Committee's determination of whether and/or how to vote in the matter; and

          - To refrain from taking into consideration, in the decision as to whether or how CMA shall vote proxies:

                    - The existence of any current or prospective material business relationship between CMA, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

                    - Any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of CMA or BAC.

Where a material conflict of interest is determined to have arisen in the proxy voting process that may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, CMA's policy is to invoke one or more of the following conflict management procedures:

1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner that is free of the conflict.

2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include CMA's proxy voting agent.

3. In unusual cases, with the Client's consent and upon ample notice, forwarding the proxies to CMA's clients so that they may vote the proxies directly.

IV. VOTING GUIDELINES

A. THE PROXY COMMITTEE HAS ADOPTED THE FOLLOWING GUIDELINES FOR VOTING PROXIES:

1. Matters Relating to the Board of Directors/Corporate Governance

CMA generally will vote FOR:

     - Proposals for the election of directors or for an increase or decrease in the number of directors, provided that no more than one-third of the Board of Directors would, presently or at any time during the previous three-year period, be from management.

          However, CMA generally will WITHHOLD votes from pertinent director nominees if:

               (i) the board as proposed to be constituted would have more than one-third of its members from management;

               (ii) the board does not have audit, nominating, and compensation committees composed solely of directors who qualify as being regarded as "independent," i.e. having no material relationship, directly or indirectly, with the Company, as CMA's proxy voting agent may determine (subject to the Proxy Committee's contrary determination of independence or non-independence);

               (iii) the nominee, as a member of the audit committee, permitted the company to incur excessive non-audit fees (as defined below regarding other business matters -- ratification of the appointment of auditors);

               (iv) a director serves on more than six public company boards;

               (v) the CEO serves on more than two public company boards other than the company's board.

          On a CASE-BY-CASE basis, CMA may WITHHOLD votes for a director nominee who has failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g. failing to implement policies for which a majority of shareholders has previously cast votes in favor), has demonstrated a disregard for the interests of shareholders.

     - Proposals requesting that the board audit, compensation and/or nominating committee be composed solely of independent directors. The Audit Committee must satisfy the independence and experience requirements established by the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, or appropriate local requirements for foreign securities. At least one member of the Audit Committee must qualify as a "financial expert" in accordance with SEC rules.

     - Proposals to declassify a board, absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

CMA generally will vote FOR:

     - Proposals to create or eliminate positions or titles for senior management. CMA generally prefers that the role of Chairman of the Board and CEO be held by different persons unless there are compelling reasons to vote AGAINST a proposal to separate these positions, such as the existence of a counter-balancing governance structure that includes at least the following elements in addition to applicable listing standards:

               -    Established governance standards and guidelines.

               - Full board composed of not less than two-thirds "independent" directors, as defined by applicable regulatory and listing standards.

               - Compensation, as well as audit and nominating (or corporate governance) committees composed entirely of independent directors.

               - A designated or rotating presiding independent director appointed by and from the independent directors with the authority and responsibility to call and preside at regularly and, as necessary, specially scheduled meetings of the independent directors to be conducted, unless the participating independent directors otherwise wish, in executive session with no members of management present.

               - Disclosed processes for communicating with any individual director, the presiding independent director (or, alternatively, all of the independent directors, as a group) and the entire board of directors, as a group.

               - The pertinent class of the Company's voting securities has out-performed, on a three-year basis, both an appropriate peer group and benchmark index, as indicated in the performance summary table of the Company's proxy materials. This requirement shall not apply if there has been a change in the Chairman/CEO position within the three-year period.

     - Proposals that grant or restore shareholder ability to remove directors with or without cause.

     - Proposals to permit shareholders to elect directors to fill board vacancies.

     - Proposals that encourage directors to own a minimum amount of company stock.

     -    Proposals to provide or to restore shareholder appraisal rights.

     -    Proposals to adopt cumulative voting.

     -    Proposals for the company to adopt confidential voting.

CMA generally will vote AGAINST:

     - Proposals to classify boards, absent special circumstances indicating that shareholder interests would be better served by a classified board structure.

     - Proposals that give management the ability to alter the size of the board without shareholder approval.

     - Proposals that provide directors may be removed only by supermajority vote.

     -    Proposals to eliminate cumulative voting.

     - Proposals which allow more than one vote per share in the election of directors.

     - Proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     - Proposals that mandate a minimum amount of company stock that directors must own.

     -    Proposals to limit the tenure of non-management directors.

CMA will vote on a CASE-BY-CASE basis in contested elections of directors.

CMA generally will vote on a CASE-BY-CASE basis on board approved proposals relating to corporate governance. Such proposals include, but are not limited to:

     - Director and officer indemnification and liability protection. CMA is opposed to entirely eliminating directors' and officers' liability for monetary damages for violating the duty of care. CMA is also opposed to expanding coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. CMA supports proposals which provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (i) the director was found to have acted in good


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

          faith and in a manner that he/she reasonably believed was in the best interests of the company, AND (ii) if the director's legal expenses would be covered.

     - Reimbursement of proxy solicitation expenses taking into consideration whether or not CMA was in favor of the dissidents.

     - Proxy contest advance notice. CMA generally will vote FOR proposals that allow shareholders to submit proposals as close to the meeting date as possible while allowing for sufficient time for Company response, SEC review, and analysis by other shareholders.

2. Compensation

CMA generally will vote FOR management sponsored compensation plans (such as bonus plans, incentive plans, stock option plans, pension and retirement benefits, stock purchase plans or thrift plans) if they are consistent with industry and country standards. However, CMA generally is opposed to compensation plans that substantially dilute ownership interest in a company, provide participants with excessive awards, or have objectionable structural features. Specifically, for equity-based plans, if the proposed number of shares authorized for option programs (excluding authorized shares for expired options) exceeds an average of 10% of the currently outstanding shares over the previous three years or an average of 3% over the previous three years for directors only, the proposal should be referred to the Proxy Committee. The Committee will then consider the circumstances surrounding the issue and vote in the best interest of CMA's clients. CMA requires that management provide substantial justification for the repricing of options.

CMA generally will vote FOR:

     - Proposals requiring that executive severance arrangements be submitted for shareholder ratification.

     -    Proposals asking a company to expense stock options.

     -    Proposals to put option repricings to a shareholder vote.

     - Employee stock purchase plans that have the following features: (i) the shares purchased under the plan are acquired for no less than 85% of their market value, (ii) the offering period under the plan is 27 months or less, and (iii) dilution is 10% or less.

CMA generally will vote AGAINST:

     - Stock option plans that permit issuance of options with an exercise price below the stock's current market price, or that permit replacing or repricing of out-of-the money options.

     - Proposals to authorize the replacement or repricing of out-of-the money options.

CMA will vote on a CASE-BY-CASE basis proposals regarding approval of specific executive severance arrangements.

3. Capitalization

CMA generally will vote FOR:

     - Proposals to increase the authorized shares for stock dividends, stock splits (and reverse stock splits) or general issuance, unless proposed as an anti-takeover measure or a general issuance proposal increases the authorization by more than 30% without a clear need presented by the company. Proposals for reverse stock splits should include an overall reduction in authorization.

          For companies recognizing preemptive rights for existing shareholders, CMA generally will vote FOR general issuance proposals that increase the authorized shares by more than 30%. CMA will vote on a CASE-BY-CASE basis all such proposals by companies that do not recognize preemptive rights for existing shareholders.

     - Proposals for the elimination of authorized but unissued shares or retirement of those shares purchased for sinking fund or treasury stock.

     - Proposals to institute/renew open market share repurchase plans in which all shareholders may participate on equal terms.

     - Proposals to reduce or change the par value of common stock, provided the number of shares is also changed in order to keep the capital unchanged.

4. Mergers, Restructurings and Other Transactions

CMA will review, on a CASE-BY-CASE basis, business transactions such as mergers, acquisitions, reorganizations, liquidations, spinoffs, buyouts and sale of all or substantially all of a company's assets.

5. Anti-Takeover Measures

CMA generally will vote AGAINST proposals intended largely to avoid acquisition prior to the occurrence of an actual event or to discourage acquisition by creating a cost constraint. With respect to the following measures, CMA generally will vote as follows:

Poison Pills

     - CMA votes FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     - CMA generally votes FOR shareholder proposals to eliminate a poison pill.

     - CMA generally votes AGAINST management proposals to ratify a poison pill.

Greenmail

     - CMA will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or to otherwise restrict a company's ability to make greenmail payments.

Supermajority vote

     - CMA will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions.

Control Share Acquisition Provisions

     - CMA will vote FOR proposals to opt out of control share acquisition statutes.

6. Other Business Matters

CMA generally will vote FOR:

     - Proposals to approve routine business matters such as changing the company's name and procedural matters relating to the shareholder meeting such as approving the minutes of a prior meeting.

     - Proposals to ratify the appointment of auditors, unless any of the following apply in which case CMA will generally vote AGAINST the proposal:

               -    Credible reason exists to question:

                         - The auditor's independence, as determined by applicable regulatory requirements.

                         - The accuracy or reliability of the auditor's opinion as to the company's financial position.

               - Fees paid to the auditor or its affiliates for "non-audit" services were excessive, i.e., in excess of the total fees paid for "audit," "audit-related" and "tax compliance" and/or "tax return preparation" services, as disclosed in the company's proxy materials.

     - Bylaw or charter changes that are of a housekeeping nature (e.g., updates or corrections).

     - Proposals to approve the annual reports and accounts provided the certifications required by the Sarbanes Oxley Act of 2002 have been provided.

CMA generally will vote AGAINST:

     - Proposals to eliminate the right of shareholders to act by written consent or call special meetings.

     - Proposals providing management with authority to adjourn an annual or special shareholder meeting absent compelling reasons, or to adopt, amend or repeal bylaws without shareholder approval, or to vote unmarked proxies in favor of management.

     - Shareholder proposals to change the date, time or location of the company's annual meeting of shareholders.

CMA will vote AGAINST:

     - Authorization to transact other unidentified substantive (as opposed to procedural) business at a meeting.

CMA will vote on a CASE-BY-CASE basis:

     - Proposals to change the location of the company's state of incorporation. CMA considers whether financial benefits (e.g., reduced fees or taxes) likely to accrue to the company as a result of a reincorporation or other change of domicile outweigh any accompanying material diminution of shareholder rights.

     - Proposals on whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.

CMA generally will ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. CMA may, on a CASE-BY-CASE basis, vote:

     - FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders; and

     - FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other burdens) to share value which may be expected to flow from passage of the proposal.

7. Other Matters Relating to Foreign Issues

CMA generally will vote FOR:

     - Most stock (scrip) dividend proposals. CMA votes AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

     - Proposals to capitalize the company's reserves for bonus issues of shares or to increase the par value of shares.

     - Proposals to approve control and profit transfer agreements between a parent and its subsidiaries.

     - Management proposals seeking the discharge of management and supervisory board members, unless there is concern about the past actions of the company's auditors/directors and/or legal action is being taken against the board by other shareholders.

     - Management proposals concerning allocation of income and the distribution of dividends, unless the dividend payout ratio has been consistently below 30 percent without adequate explanation or the payout is excessive given the company's financial position.

     - Proposals for the adoption of financing plans if they are in the best economic interests of shareholders.

8. Investment Company Matters

Election of Directors:

CMA will vote on a CASE-BY-CASE basis proposals for the election of directors, considering the following factors:

     -    Board structure

     -    Attendance at board and committee meetings.

          CMA will WITHHOLD votes from directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse for the absences. Valid reasons include illness or absence due to company business. Participation via telephone is acceptable. In addition, if the director missed only one meeting or one day's meetings, votes should not be withheld even if such absence dropped the director's attendance below 75 percent.

     - Ignore a shareholder proposal that is approved by a majority of shares outstanding;

     - Ignore a shareholder proposal this is approved by a majority of the votes cast for two consecutive years;

     -    Are interested directors and sit on the audit or nominating committee;
          or

     - Are interested directors and the full board serves as the audit or nominating committee or the company does not have one of these committees.

Proxy Contests:

CMA will vote on a CASE-BY-CASE basis proposals for proxy contests, considering the following factors:

     -    Past performance relative to its peers

     -    Market in which fund invests

     - Measures taken by the board to address the pertinent issues (e.g., closed-end fund share market value discount to NAV)

     - Past shareholder activism, board activity and votes on related proposals

     -    Strategy of the incumbents versus the dissidents

     -    Independence of incumbent directors; director nominees

     -    Experience and skills of director nominees

     -    Governance profile of the company

     -    Evidence of management entrenchment

Converting Closed-end Fund to Open-end Fund:

CMA will vote conversion proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Past performance as a closed-end fund

     -    Market in which the fund invests

     -    Measures taken by the board to address the discount

     - Past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements:

CMA will vote investment advisory agreements on a CASE-BY-CASE basis, considering the following factors:

     -    Proposed and current fee schedules

     -    Fund category/investment objective

     -    Performance benchmarks

     -    Share price performance as compared with peers

     -    Resulting fees relative to peers

     -    Assignments (where the adviser undergoes a change of control)

Approving New Classes or Series of Shares:

CMA will vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals:

CMA will vote on a CASE-BY-CASE basis proposals for the authorization for or increase in the preferred shares, considering the following factors:

     -    Stated specific financing purpose

     -    Possible dilution for common shares

     -    Whether the shares can be used for antitakover purposes

Policies Addressed by the Investment Company Act of 1940 ("1940 Act"):

CMA will vote proposals regarding adoption or changes of policies addressed by the 1940 Act on a CASE-BY-CASE basis, considering the following factors:

     -    Potential competitiveness

     -    Regulatory developments

     -    Current and potential returns

     -    Current and potential risk

CMA generally will vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with current SEC interpretations.

Changing a Fundamental Restriction to a Non-fundamental Restriction:

CMA will vote on a CASE-BY-CASE basis proposals to change a fundamental restriction to a nonfundamental restriction, considering the following factors:

     -    Fund's target investments

     -    Reasons given by the fund for the change

     -    Projected impact of the change on the portfolio

Change Fundamental Investment Objective to Non-fundamental:

CMA will vote AGAINST proposals to change a fund's investment objective from fundamental to non-fundamental unless management acknowledges meaningful limitations upon its future requested ability to change the objective

Name Change Proposals:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's name, considering the following factors:

     -    Political/economic changes in the target market

     -    Consolidation in the target market

     -    Current asset composition

Change in Fund's Subclassification:

CMA will vote on a CASE-BY-CASE basis proposals to change a fund's subclassification, considering the following factors:

     -    Potential competitiveness

     -    Current and potential returns

     -    Risk of concentration

     -    Consolidation in target industry

Disposition of Assets/Termination/Liquidation:

CMA will vote on a CASE-BY-CASE basis these proposals, considering the following factors:

     -    Strategies employed to salvage the company

     -    Past performance of the fund

     -    Terms of the liquidation

Changes to the Charter Document:

CMA will vote on a CASE-BY-CASE basis proposals to change the charter document, considering the following factors:

     -    The degree of change implied by the proposal

     -    The efficiencies that could result

     -    The state of incorporation; net effect on shareholder rights

     -    Regulatory standards and implications

CMA will vote FOR:

     - Proposals allowing the Board to impose, without shareholder approval, fees payable upon redemption of fund shares, provided imposition of such fees is likely to benefit long-term fund investors (e.g., by deterring market timing activity by other fund investors)

     - Proposals enabling the Board to amend, without shareholder approval, the fund's management agreement(s) with its investment adviser(s) or sub-advisers, provided the amendment is not required by applicable law (including the Investment Company Act of 1940) or interpretations thereunder to require such approval

CMA will vote AGAINST:

     -    Proposals enabling the Board to:

               - Change, without shareholder approval the domicile of the fund

               - Adopt, without shareholder approval, material amendments of the fund's declaration of trust or other organizational document

Changing the Domicile of a Fund:

CMA will vote on a CASE-BY-CASE basis proposals to reincorporate, considering the following factors:

     -    Regulations of both states

     -    Required fundamental policies of both states

     -    The increased flexibility available

          Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval:

CMA will vote FOR proposals to enable the Board or Investment Adviser to hire and terminate sub-advisers, without shareholder approval, in accordance with applicable rules or exemptive orders under the Investment Company Act of 1940 Distribution Agreements:

CMA will vote these proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Fees charged to comparably sized funds with similar objectives

     -    The proposed distributor's reputation and past performance

     -    The competitiveness of the fund in the industry

     -    Terms of the agreement

Master-Feeder Structure:

CMA will vote FOR the establishment of a master-feeder structure.

Mergers:

CMA will vote merger proposals on a CASE-BY-CASE basis, considering the following factors:

     -    Resulting fee structure

     -    Performance of both funds

     -    Continuity of management personnel

     -    Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals to Establish Director Ownership Requirement:

CMA will generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While CMA favors stockownership on the part of directors, the company should determine the appropriate ownership requirement.

Shareholder Proposals to Reimburse Shareholder for Expenses Incurred:

CMA will vote on a CASE-BY-CASE basis proposals to reimburse proxy solicitation expenses. Shareholder Proposals to Terminate the Investment Adviser:

CMA will vote on a CASE-BY-CASE basis proposals to terminate the investment adviser, considering the following factors:

     -    Performance of the fund's NAV

     -    The fund's history of shareholder relations

     -    The performance of other funds under the adviser's management

9. Alternative Investment Group ("AIG") Matters

The AIG Proxy Sub-Committee generally will vote in accordance with the guidelines set forth in this policy. With respect to matters that are not addressed by the guidelines, the AIG Proxy Sub-Committee will vote each such matter on a CASE-BY-CASE basis.

B. ABILITY TO VOTE PROXIES OTHER THAN AS PROVIDED IN A ABOVE.

A Portfolio Manager, sub-adviser or other party involved with a client's account may conclude that the best interest of the firm's client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines stated in Section IV.A. In this situation, he or she shall request that the Proxy Committee consider voting the proxy other than according such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person shall furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person's, group's, or entity's relationship, if any, with the parties proposing and/or opposing the matter's adoption.

C. PROPOSALS REQUIRING SPECIAL CONSIDERATION

The following proposals require special, individual consideration. The Proxy Committee will determine how proxies related to all such proposals will be voted.

          1. NEW PROPOSALS. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

          2. ACCOUNTS ADHERING TO TAFT HARTLEY PRINCIPLES. All proposals for these accounts shall be voted according to the Taft Hartley Guidelines developed by Institutional Shareholder Services, Inc. ("ISS").

          3. ACCOUNTS ADHERING TO SOCIALLY RESPONSIBLE PRINCIPLES. All proposals for these accounts shall be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

          4. PROXIES OF INTERNATIONAL ISSUERS WHICH BLOCK SECURITIES SALES BETWEEN THE TIME A SHAREHOLDER SUBMITS A PROXY AND THE VOTE. Proposals for these securities shall be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

          5. PROXIES OF INVESTMENT COMPANY SHARES. Proposals on issues other than those specified in Section IV.A.

          6. EXECUTIVE/DIRECTOR COMPENSATION. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

          7. PREEMPTIVE RIGHTS. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines set forth in Section IV above. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to effect the purposes of this Policy.

     - CMA shall use an independent, third-party vendor (currently Institutional Shareholder Services ("ISS")), to implement its proxy voting process as CMAs proxy voting agent. This retention is subject to CMA continuously assessing the vendor's independence from CMA and its affiliates, and the vendor's ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with CMA's proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor's other clients and the owners, officers or employees of any such firm, on the one hand, and CMA's clients, on the other hand. As means of performing this assessment, CMA will require various reports and notices from the vendor, as well as periodic audits of the vendor's voting record and other due diligence.

     - ISS shall provide proxy analysis and record keeping services in addition to voting proxies on behalf of CMA in accordance with this Policy.

     - On a daily basis CMA shall send to ISS a holdings file detailing each equity holding held in all accounts over which CMA has voting authority. Information regarding equity holdings for international portfolio shall be sent weekly.

     - ISS shall receive proxy material information from Proxy Edge or the custodian bank for the account. This shall include issues to be voted upon, together with a breakdown of holdings for CMA accounts. ISS shall then reconcile information it receives from CMA with that it has received from Proxy Edge and custodian banks. Any discrepancies shall be promptly noted and resolved by ISS, with notice to CMA.

     - Whenever a vote is solicited, ISS shall execute the vote according to CMA's Voting Guidelines previously delivered by CMA to ISS as set forth in Section IV.A.

          - If ISS is not sure how to vote a particular proxy, then ISS will issue a request for voting instructions to CMA over a secure website. CMA personnel shall check this website regularly. The request shall be accompanied by a recommended vote. The recommended vote shall be based upon CMA's understanding of the Voting Guidelines previously delivered to ISS. CMA shall promptly provide ISS with any amendments or modifications to the Voting Guidelines if necessary. CMA shall return a final instruction to vote to ISS, which ISS shall record with Proxy Edge or the custodian bank as our agent.

     - Each time that ISS shall send CMA a request to vote the request shall be accompanied by the recommended vote determined in accordance with CMA's Voting Guidelines. ISS shall vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations ISS shall vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of CMA's Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way. ISS shall inform CMA of all proposals having impact on its Taft Hartley and or Socially Responsible clients. The Proxy Voting Committee shall be consulted before a vote is placed in cases where Taft Hartley or Socially Responsible issues are presented.

     - ISS shall have procedures in place to ensure that a vote is cast on every security holding maintained by CMA on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients CMA shall receive a report from ISS detailing CMA's voting for the previous period.

VI. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in CMA's Form ADV. Upon receipt of a Client's request for more information, CMA will provide to the Client a copy of this Policy and/or how CMA voted proxies for the Client pursuant to this Policy for up to a one-year period.

                       COLUMBIA FUNDS INSTITUTIONAL TRUST

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits

          (a)  Agreement and Declaration of Trust, to be filed by amendment.

          (b)  Bylaws, to be filed by amendment.

          (c)  Not Applicable.

          (d) Form of Investment Advisory Contract for each series of the Registrant, to be filed by amendment.

          (e1) Form of Distribution Agreement between the Registrant and Columbia Management Distributors, Inc., to be filed by amendment.

          (e2) Form of Shareholder Servicing Plan Implementation Agreement between the Registrant and Columbia Management Distributors, Inc., to be filed by amendment.

          (f)  Not Applicable.

          (g) Form of Master Custodian Agreement between State Street Bank & Trust Company and the Registrant, to be filed by amendment.

          (h1) Form of Administrative Agreement between the Registrant and Columbia Management Advisors, LLC, to be filed by amendment.

          (h2) Form of Pricing and Bookkeeping Agreement between the Registrant and Columbia Management Advisors, LLC, to be filed by amendment.

          (h3) Form of Transfer, Dividend Disbursing and Shareholders' Servicing Agent Agreement between the Registrant, Columbia Management Advisors,LLC and Columbia Management Services, Inc., to be filed by amendment.

          (h4) Credit Facility with State Street Bank and Trust Company dated July 23, 2004 - filed as Exhibit (h)(7) in Part C, Item 23 of Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A of Columbia Funds Trust II (filed under Former name Liberty Funds Trust II) (File Nos. 2-66976 and 811-3009), filed with the Commission on or about July 27, 2004 and is hereby incorporated by reference and made part of this Registration Statement

          (h5) Amendment Agreement No. 1 to the Credit Facility with State Street Bank and Trust Company dated July 22, 2005 - filed as Exhibit (h)(7)(ii) in Part C, Item 23 of Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about July 29, 2005, and is hereby incorporated by reference and made a part of this Registration Statement.

          (h6) Instrument of Adherence to the Credit Facility with State Street Bank and Trust Company on behalf of CMG Fund Trust, on behalf of its series CMG Core Bond Fund dated July 22, 2005 - filed as Exhibit (h)(7)(iii) in Part C, Item 23 of Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about July 29, 2005, and is hereby incorporated by reference and made a part of this Registration Statement.

          (h7) Instrument of Adherence to the Credit Facility with State Street Bank and Trust Company, on behalf of SteinRoe Variable Investment Trust dated July 22, 2005 - filed as Exhibit (h)(7)(iv) in Part C, Item 23 of Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about July 29, 2005, and is hereby incorporated by reference and made a part of this Registration Statement.

          (h8) Instrument of Adherence to the Credit Facility with State Street Bank and Trust Company, on behalf of Liberty Variable Investment Trust dated July 22, 2005 - filed as Exhibit (h)(7)(v) in Part C,
               Item 23 of Post-Effective Amendment No. 140 to the Registration Statement on Form N-1A of Columbia Funds Trust III (File Nos. 2-15184 and 811-881), filed with the Commission on or about July 29, 2005, and is hereby incorporated by reference and made a part of this Registration Statement.

          (h9) Form of Indemnification Agreement, to be filed by amendment.

          (i)  Opinion of Counsel, to be filed by amendment.

          (j) Consent of Independent Registered Public Accounting Firm (PwC), to be filed by amendment.

          (k)  Omitted Financial Statements - Not Applicable.

          (l)  Not Applicable.

          (m)  Not Applicable.

          (n)  Rule 18f-3 Plan, to be filed by amendment.

          (o)  Not Applicable.

          (p) Code of Ethics of Columbia Management Advisors, LLC, each series of the Registrant, Columbia Management Services, Inc. and Columbia Management Distributors, Inc. (formerly named Columbia Funds Distributor, Inc.), to be filed by amendment.

          Power of Attorney for: Douglas A. Hacker, Janet Langford Kelly, Richard W. Lowry, William E. Mayer, Charles R. Nelson, John J. Neuhauser, Thomas E. Stitzel, Thomas C. Theobald, Anne-Lee Verville and Richard L. Woolworth - filed in Part C of Post-Effective Amendment No. 31 to the Registration Statement Filed on Form N-1A of Columbia Funds Trust VI (File Nos. 33-45117 and 811-6529), filed with the Commission on or about October 27, 2005, and is hereby incorporated by reference and made a part of this Registration Statement.

Item 24. Persons Controlled by or Under Common Control with Registrant None

Item 25. Indemnification

          Article Five of the Bylaws of Registrant ("Article Five") provides that Registrant shall indemnify each of its trustees and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) who are not employees or officers of any investment adviser to the Registrant or any affiliated person thereof, and may indemnify each of its trustees and officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) who are employees or officers of any investment adviser to the Registrant or any affiliated person thereof ("Covered Persons") under specified circumstances.

          Section 17(h) of the Investment Company Act of 1940 ("1940 Act") provides that neither the Agreement and Declaration of Trust nor the By-Laws of Registrant, nor any other instrument pursuant to which Registrant is organized or administered, shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. In accordance with Section 17(h) of the 1940 Act, Article Five shall not protect any person against any liability to Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. To the extent required under the 1940 Act, (i) Article Five does not protect any person against any liability to Registrant or to its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office; (ii) in the absence of a final decision on the merits by a court or other body before whom a proceeding was brought that a Covered Person was not liable by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office, no indemnification is permitted under Article Five unless a determination that such person was not so liable is made on behalf of Registrant by (a) the vote of a majority of the trustees who are neither "interested persons" of Registrant, as defined in Section 2(a)(19) of the 1940 Act, nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel as expressed in a written opinion; and (iii) Registrant will not advance attorneys' fees or other expenses incurred by a Covered Person in connection with a civil or criminal action, suit or proceeding unless Registrant receives an undertaking by or on behalf of the Covered Person to repay the advance (unless it is ultimately determined that he is entitled to indemnification) and (a) the Covered Person provides security for his undertaking, or (b) Registrant is insured against losses arising by reason of any lawful advances, or (c) a majority of the disinterested, non-party trustees of Registrant or an independent legal counsel as expressed in a written opinion, determine, based on a review of readily-available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

          Any approval of indemnification pursuant to Article Five does not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with Article Five as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person's action was in, or not opposed to, the best interests of Registrant or to have been liable to Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          Article Five also provides that its indemnification provisions are not exclusive.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

          The Registrant's trustees and officers are named insureds under an insurance policy issued by ICI Mutual Insurance Company.

          Each of the Registrant's trustees, and the Registrant's chief compliance officer, has entered into an indemnification agreement, the form of which will be filed as an exhibit to this registration statement by amendment, setting forth operational procedures relating to the indemnification described above.

Item 26. Business and Other Connections of Investment Advisor

          The business and other connections of the officers and directors of Columbia Management Advisors, LLC are listed on the Form ADV of Columbia Management Advisors, LLC as currently on file with the Commission (File No. 801-5930).

Item 27. Principal Underwriters

(a) Columbia Management Distributors, Inc. (CMD), a subsidiary of Columbia Management Advisors, LLC, is the Registrant's principal underwriter. CMD acts in such capacity for each series of Columbia Funds Trust I, Columbia Funds Trust II, Columbia Funds Trust III, Columbia Funds Trust IV, Columbia Funds Trust V, Columbia Funds Trust VI, Columbia Funds Trust VII,Liberty Variable Investment Trust, SteinRoe Variable Investment Trust, Columbia Funds Trust VIII, Columbia Funds Series Trust I, Columbia Funds Trust XI, Columbia Acorn Trust, Wanger Advisors Trust, Galaxy Fund and for Columbia Balanced Fund, Inc., Columbia Conservative High Yield Fund, Columbia Oregon Intermediate Municipal Bond Fund, Columbia Real Estate Equity Fund, Inc., Columbia Small Cap Growth Fund I Columbia Mid Cap Growth Fund, Inc., Columbia Strategic Investor Fund Inc. and Columbia Technology Fund, Inc.

(b) The table below lists each director or officer of the principal underwriter named in the answer to Item 20.

(1)                      (2)                          (3)
Name and Principal       Position and Offices with    Positions and Offices
Business Address*        Principal Underwriter        with Registrant
------------------       -------------------------    ---------------------
Ahmed, Yakob             V.P.                         None

Aldi, Andrew             V.P.                         None

Anderson, Judith         V.P.                         None

Ash, James               V.P.                         None

Banks, Keith             Director                     None

Ballou, Rick             Sr. V.P.                     None

Bartlett, John           Managing Director            None

Berretta, Frederick R.   Director and President,      None
                         Institutional Distribution

Bozek, James             Sr. V.P.                     None

Brantley, Thomas         Sr. V.P.-Tax                 None

Brown, Beth              Sr. V.P.                     None

Claiborne, Douglas       Sr. V.P.                     None

Climer, Quentin          V.P.                         None

Conley, Brook            V.P.                         None

Davis, W. Keith          Sr. V.P.-Tax                 None

DeFao, Michael           Chief Legal Officer          None

Desilets, Marian         V.P.                         None

Devaney, James           Sr. V.P.                     None

Dolan, Kevin             V.P.                         None

Donovan, M. Patrick      Chief Compliance Officer     None

Doyle, Matthew           V.P.                         None

Emerson, Kim P.          Sr. V.P.                     None

Feldman, David           Managing Director            None

Feloney, Joseph          Sr. V.P.                     None

Ferullo, Jeanne          V.P.                         None

Fisher, James            V.P.                         None

Ford, David              V.P.                         None

Froude, Donald           Director and President       None
                         Intermediary Distribution

Gellman, Laura D.        Conficts of Interest         None
                         Officer

Gentile, Russell         V.P.                         None

Goldberg, Matthew        Sr. V.P.                     None

Gubala, Jeffrey          V.P.                         None

Guenard, Brian           V.P.                         None

Iudice, Jr., Philip      Treasurer and Chief          None
                         Financial Officer

Lynch, Andrew            Managing Director            None

Lynn, Jerry              V.P.                         None

Marcelonis, Sheila       V.P.                         None

Martin, William W.       Operational Risk Officer     None

Miller, Anthony          V.P.                         None

Miller, Gregory M.       V.P.                         None

Moberly, Ann R.          Sr. V.P.                     None

Morse, Jonathan          V.P.                         None

Mroz, Gregory S.         Sr. V.P.-Tax                 None

Nickodemus, Paul         V.P.                         None

Nigrosh, Diane J.        V.P.                         None

Noack, Robert W.         V.P                          None

Owen, Stephanie          V.P.                         None

Penitsch, Marilyn        V.P.                         None

Piken, Keith             Sr. V.P.                     None

Pryor, Elizabeth A.      Secretary                    None

Ratto, Gregory           V.P.                         None

Reed, Christopher B.     Sr. V.P.                     None

Ross, Gary               Sr. V.P.                     None

Sayler, Roger            Director and President       None

Scully-Power, Adam       V.P.                         None

Seller, Gregory          V.P.                         None

Shea, Terence            V.P.                         None

Sideropoulos, Lou        Sr. V.P.                     None

Studer, Eric             Sr. V.P.                     None

Unckless, Amy L.         Corporate Ombudsman          None

Waldron, Thomas          V.P.                         None

Walsh, Brian             V.P.                         None

Wess, Valerie            Sr. V.P.                     None

Wilson, Christopher      Sr. V.P.                     President

Winn, Keith              Sr. V.P.                     None

Yates, Susan             V.P.                         None

----------
*    The address for each individual is One Financial Center, Boston, MA 02111.

Item 28. Location of Accounts and Records

          Person maintaining physical possession of accounts, books and other documents required to be maintained by section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include Registrant's Secretary, Registrant's investment advisor, Columbia Management Advisors, LLC, Registrant's principal underwriter, Columbia Management Distributors, Inc., Registrant's transfer and dividend disbursing agent, Columbia Management Services, Inc. and the Registrant's custodian, State Street Bank and Trust Company. The address for each person except the Registrant's investment advisor and custodian is One Financial Center, Boston, MA 02111-2621. The Registrant's investment advisor's address is 100 Federal Street, Boston, MA 02110. The Registrant's custodian's address is 2 Avenue de Lafayette, Boston, MA 02111-2900.

Item 29. Management Services

          Not applicable.

Item 30. Undertakings

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Columbia Funds Institutional Trust, has duly caused this Post-Effective Amendment No. 32 to its Registration Statement under the Securities Act of 1933 and Amendment No. 31 to its Registration Statement under the Investment Company Act of 1940, to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Boston and The Commonwealth of Massachusetts on this 24th day of January, 2006.

                                        COLUMBIA FUNDS INSTITUTIONAL TRUST


                                        By /S/ CHRISTOPHER L. WILSON
                                           -------------------------------------
                                           Christopher L. Wilson
                                           President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on the 24th day of January, 2006 by the following persons in their capacities and on the date indicated.


               SIGNATURES                           TITLE                    DATE
               ----------                           -----                    ----
       /S/ CHRISTOPHER L. WILSON        President (chief executive         January 24, 2006
       ------------------------------   officer)
       Christopher L. Wilson

       /S/ J. KEVIN CONNAUGHTON         Treasurer (principal financial     January 24, 2006
       ------------------------------   officer)
        J. Kevin Connaughton


       /S/ MICHAEL G. CLARKE            Chief Accounting Officer           January 24, 2006
       ------------------------------   (principal accounting officer)
       Michael G. Clarke

(iii) Trustees:


*DOUGLAS A. HACKER               Trustee
------------------------------
 Douglas A. Hacker


*JANET LANGFORD KELLY            Trustee
------------------------------
 Janet Langford Kelly


*RICHARD W. LOWRY                Trustee
------------------------------
 Richard W. Lowry


*WILLIAM E. MAYER                Trustee       *By: /S/ VINCENT P. PIETROPAOLO
------------------------------                      ---------------------------
 William E. Mayer                                   Vincent P. Pietropaolo
                                                    Attorney-In-Fact
                                                    January 24, 2006
*DR. CHARLES R. NELSON           Trustee
------------------------------
 Dr. Charles R. Nelson


*JOHN J. NEUHAUSER               Trustee
------------------------------
 John J. Neuhauser


*PATRICK J. SIMPSON              Trustee
------------------------------
 Patrick J. Simpson


*THOMAS E. STITZEL               Trustee
------------------------------
 Thomas E. Stitzel


*THOMAS C. THEOBALD              Trustee
------------------------------
 Thomas C. Theobald


*ANN-LEE VERVILLE                Trustee
------------------------------
 Anne-Lee Verville


*RICHARD L. WOOLWORTH            Trustee
------------------------------
 Richard L. Woolworth